UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q2 2009

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, L.P.

Semiannual Report

June 30, 2009

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

You are invited to the 2009 Columbia Acorn Funds Shareholder Information Meeting!

When: Wednesday, September 30, 2009
12 noon to 1 p.m. Central time

Where: Chase Bank Auditorium, Plaza Level
10 South Dearborn Street
Chicago, Illinois

A buffet lunch will be served at 11:30 a.m.

If you plan to join us in Chicago, please RSVP by September 25 by calling (800) 922-6769.

The Chase Bank Auditorium is located within the Chase Tower at the corner of Madison St. and Dearborn St. After entering the building, please take the escalators down to the plaza level and follow the signs to the Chase Bank Auditorium.

View a Replay on our Website

For those who are unable to join us in Chicago, a webcast replay of the meeting will be available from October 7 through October 31, 2009, at www.columbiafunds.com. Look under "New and Noteworthy" on our home page for more information.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Robert E. Nason Remembered

Robert E. Nason

On June 27, 2009, Columbia Acorn Funds Board of Trustees chairman Robert Nason passed away. Bob was a man of great personal integrity who maintained the independence of the Board and worked to promote the interests of shareholders. He joined the Acorn Funds Board in November of 1998, became vice chairman in March 2001 and was named chairman in October of 2001. He served in that capacity until his death.

Bob was the second chairman of the Columbia Acorn Trust; he succeeded Irving Harris, who was chairman from its inception in 1970. Bob had impressive credentials, having served as CEO of the accounting firm Grant Thornton where he worked for 40 years.

Bob's tenure as Trust chairman occurred during a period of change in the regulatory environment and several changes involving the Fund's advisor. Throughout, he served shareholders well and his letters to shareholders in the Funds' annual reports were thoughtful and informative.

As regulators pushed mutual fund boards toward more independence from fund advisors, Bob successfully maintained the Columbia Acorn Board's history of independence. Under Bob's tenure, the Board hired a chief compliance officer, who vigilantly pursues shareholder interests. Several safeguards against market timing were implemented, including restrictions on frequent trading and statistical fair valuation of foreign stocks.

Also during Bob's tenure, the Trust's advisor, Columbia Wanger Asset Management (CWAM), had ownership changes and retirements of founder Ralph Wanger and portfolio manager Leah Zell. Bob and the Board saw to it that CWAM stayed the course, maintaining its time-tested investment process, developing and keeping talented investment professionals, and sustaining its autonomous and creative environment.

When cash inflows approached levels that could have threatened performance, Bob and the Board acted to increase investment minimums. Under his leadership, fee breakpoints were implemented, causing shareholders to benefit from growth and economies of scale. The Board, in addition, reduced 12b-1 fees and after intensive analysis, successfully initiated securities lending.

Bob is survived by his wife Carol, son Steven (Abbie Baynes), daughter Jill and grandchildren Sara and Ben.

We are fortunate to have known Bob and we will miss him. He was a man of great vision and we will strive to build on the momentum he created and to maintain the legacies of the Columbia Acorn Trust.

Allan Muchin

Vice Chairman of the Board of Trustees
Columbia Acorn Trust

Charles McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1

Description of Indexes	2

Squirrel Chatter II: Agriculture's Amazing Progress	3

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	23

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	35

Statement of Investments	37

Portfolio Diversification	44

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	45

Statement of Investments	47

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	55

Statement of Investments	57

Portfolio Diversification	60

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	61

Statement of Investments	62

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	66

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	68

Statements of Operations	69

Statements of Changes in Net Assets	70

Financial Highlights	74

Notes to Financial Statements	77

Management Fee Evaluation of the Senior Officer	85

Board Approval of the Advisory Agreement	90

Columbia Acorn Family of Funds Information	93

2009 Mid-Year Distributions

The following table lists the mid-year per share distributions for Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund. The other Columbia Acorn Funds did not have mid-year distributions. The record date was June 9, 2009. The ex-dividend date was June 10, 2009, and the payable date was June 11, 2009.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn International – Class Z	None	None	$0.5309	$27.62
Columbia Acorn International Select – Class Z	None	None	$0.2359	$19.72
Columbia Thermostat Fund – Class Z	None	None	$0.0290	$8.99

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 6/30/09

	NAV on 6/30/09	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$19.44	20.90%	9.77%	-25.83%	-7.72%	0.95%	7.25%	14.25%
Russell 2500 Index		20.27%	6.52%	-26.72%	-9.31%	-0.93%	3.67%	NA
S&P 500 Index		15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	10.11%
Lipper Small-Cap Core Index		22.23%	8.23%	-25.01%	-8.74%	-0.93%	4.32%	NA
Lipper Mid-Cap Growth Index		19.10%	13.91%	-30.39%	-6.29%	0.39%	0.29%	NA
Columbia Acorn International (ACINX) (9/23/92)	$27.53	33.30%	21.31%	-28.00%	-3.22%	8.47%	6.96%	10.50%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index		34.15%	24.54%	-26.45%	-4.02%	7.13%	6.80%	7.49%
S&P Global Ex-U.S. SmallCap Index		35.88%	24.20%	-29.89%	-6.09%	5.69%	5.95%	6.61%
MSCI EAFE Index		25.43%	7.95%	-31.35%	-7.98%	2.31%	1.18%	5.09%
Lipper International Small/ Mid Growth Index		33.20%	23.05%	-32.90%	-7.44%	5.22%	6.42%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$17.71	19.42%	8.05%	-28.24%	-10.37%	-1.81%	4.02%	7.79%
Russell 2000 Index		20.69%	2.64%	-25.01%	-9.89%	-1.71%	2.38%	4.71%
Russell 2500 Index		20.27%	6.52%	-26.72%	-9.31%	-0.93%	3.67%	6.31%
S&P 500 Index		15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	4.46%
Lipper Small-Cap Growth Index		20.60%	13.14%	-25.73%	-9.04%	-2.32%	1.16%	3.03%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$19.70	23.44%	9.60%	-34.62%	-2.25%	7.10%	5.54%	7.94%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index		28.70%	14.93%	-30.16%	-7.29%	4.30%	5.24%	5.84%
MSCI EAFE Index		25.43%	7.95%	-31.35%	-7.98%	2.31%	1.18%	1.87%
Lipper International Funds Index		25.64%	10.11%	-30.14%	-6.52%	3.35%	2.44%	3.15%
Columbia Acorn Select (ACTWX) (11/23/98)	$17.50	28.11%	24.38%	-32.90%	-7.81%	0.26%	5.31%	7.67%
S&P MidCap 400 Index		18.75%	8.47%	-28.02%	-7.54%	0.36%	4.62%	6.05%
S&P 500 Index		15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	-0.49%
Lipper Mid-Cap Growth Index		19.10%	13.91%	-30.39%	-6.29%	0.39%	0.29%	2.96%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$8.79	19.33%	7.67%	-21.62%	-4.28%	0.17%	—	3.86%
S&P 500 Index		15.93%	3.16%	-26.21%	-8.22%	-2.24%	—	3.75%
Barclays Capital U.S. Aggregate Bond Index		1.78%	1.90%	6.05%	6.43%	5.01%	—	4.59%
Barclays Capital U.S. Intermediate Credit Bond Index		7.59%	7.53%	4.28%	5.05%	4.04%	—	4.45%
Lipper Flexible Portfolio Funds Index		13.00%	7.59%	-21.04%	-3.36%	1.16%	—	5.21%
50/50 Blended Benchmark††		8.76%	2.95%	-10.69%	-0.73%	1.63%	—	4.48%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no Rule 12b-1 fee. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.76%. Columbia Acorn International Class Z: 0.96%. Columbia Acorn USA Class Z: 1.01%. Columbia Acorn International Select Class Z: 1.21%. Columbia Acorn Select Class Z: 0.95%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.05% and 0.97%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 2.

The dates in parentheses are the inception dates for each respective Fund.

1

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Barclays Capital U.S. Intermediate Credit Bond Index is the intermediate component of the Barclay's Capital U.S. Credit Index. The Barclay's Capital U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

2

Squirrel Chatter II: Agriculture's Amazing Progress

Following a conversation with two of our analysts regarding the prospects for several fertilizer companies, I decided to learn more about the history and current state of agriculture. According to Marcel Mazoyer and Laurence Roudart's, A History of World Agriculture,1 farming began about 10,000 years ago. One would think that mankind is far down the learning curve in agriculture, and that productivity gains are ending. Surprisingly, quite the opposite is true. Most of the improvements in agriculture have occurred in the last 80 years.

Mazoyer and Roudart's history explains six dominant agricultural processes. The first two of these were employed during the first 8,000 years of agricultural history, obviously a time of very slow progress. Agriculture began with slash and burn techniques, whereby forest segments were successively burned and farmed for a few years until nutrients were depleted. Then, beginning in about 2500 B.C., farmers began using animal drawn scratch-plows and annually rotating land from planted to fallow in an attempt to maintain soil fertility. Other than in exceptionally fertile areas such as the lands replenished by the Nile River, these techniques barely enabled one farmer to feed one family.

Medieval farmers utilized better tools and techniques. They kept more animals and, with the help of wheeled carts and plows, used more animal-based fertilizers. Beginning in the sixteenth century, farmers began planting legumes to enhance nitrogen in the soil, further improving fertility by organic means and eliminating the need for fallowing. Productivity per farmer doubled with each of these developments, enabling the best farmers by the eighteenth century to feed an average of 20 people.

Farms became more mechanized after 1800, using metal plows, sowers, reapers and threshing machines. Transportation also improved allowing better fertilizers, that contained minerals like phosphate and potassium, to reach farmers. These minerals along with nitrogen helped to sustain crop yields. While mechanization doubled the acreage a farmer could cultivate, United States Department of Agriculture (USDA) data indicates that yields per acre of corn and wheat in the United States were flat from 1866, the date of data inception, well into the 1930s.

In the first half of the twentieth century, North American farmers started using motorized equipment, synthetic fertilizers and hybrid seeds. According to Giovanni Federico's, Feeding the World,2 by 1950 farms in the United States and Canada had one tractor for every two farmers. Utilization of fertilizer grew six fold from 1900 to 1950. Hybrid wheat was grown on 87% of the planted acres in the United States in 1921, up from 14% in 1914. Hybrid corn crops jumped from 2% to 90% of acres planted from 1936 to 1945.3

After World War II these innovations spread. Worldwide chemical fertilizer usage grew nearly tenfold from 1950 to 2000. In most continents, over half of wheat, rice and corn acres were sown with high yield varieties by the year 2000. From 1950 to 2000, world agriculture production tripled, far outpacing population growth.4 USDA data indicates that from 1998 to 2008, wheat yields per acre averaged 41 bushels, triple the rate of 100 years ago, and corn yields quintupled to an average of 144 bushels. The best equipped farmers can now produce over four million pounds of grain and feed thousands!5

Launching a "Green Revolution" in Developing Countries

Rich countries had the means to adopt modern agricultural processes while poor regions struggled to advance. Leon Hesser's book, The Man Who Fed the World,6 describes how Dr. Norman Borlaug helped create the Green Revolution7 in many developing countries by improving plant varieties and increasing crop yields. For his efforts, Borlaug won a Nobel Peace Prize, the only one awarded in the twentieth century for work in agriculture.

Mexico redistributed land to poor peasants after its political revolution ended in 1918. However, its peasants remained poor and hungry for decades. In 1940, U.S. vice president elect, Henry Wallace, who had founded Hi-Bred Corn Company (now Pioneer Hi-Bred, a DuPont subsidiary), toured Mexico and was appalled by conditions there. He convinced the Rockefeller Foundation to sponsor efforts to adapt hybrid wheat and corn for Mexico and in 1943, the Mexican Government-Rockefeller Foundation Cooperative Agricultural Program was established.

3

The program hired Borlaug as its plant pathologist. Borlaug learned that a plant disease called wheat stem rust had halved Mexico's wheat production from 1939 to 1942. He set out to create high yielding hybrid wheat that was resistant to the disease. His program introduced three innovations. First, he planted successive hybrid crops in two locations each year, which both doubled the pace of progress and resulted in crops tolerant to varying conditions. Next, Borlaug crossed thousands of varieties of wheat, working to find the most resistant hybrids. He eventually developed 40 rust resistant varieties.

Third, Borlaug changed the architecture of wheat. He knew that many wheat varieties responded well to fertilizer but when yields exceeded roughly two tons per acre, plants became top-heavy and collapsed. Borlaug crossed over 20,000 varieties of wheat from around the world in his efforts to create high yielding wheat with shorter, stronger stems. He finally succeeded in 1953 by crossing rust-resistant Mexican seeds with Japanese dwarf wheat. Under ideal conditions, four tons of wheat per acre could be achieved. Mexico became self sufficient in wheat in 1956.

Having achieved success in Mexico, the Rockefeller Foundation pursued progress elsewhere, in partnership with the Ford Foundation, the United Nations and local governments. Pakistan and India were major beneficiaries. By 1970, 55% of Pakistan's wheat acreage and 35% of India's wheat acreage were sown with Mexican varieties. The Rockefeller and Ford Foundations also created the International Rice Research Institute, which began in 1960. By 1966 it developed a sturdy short-stemmed rice plant that, when fertilized sufficiently, yielded two- to three-times the rice it replaced. This rice was quickly adopted in India.

Borlaug was personally involved with the implementation of these programs. He understood that in addition to better seeds, farmers need fertilizer, credit and fair prices for their crops. Governments largely complied. As a result of the Green Revolution, many developing countries were substantial contributors to world agricultural growth.

Recent Conditions and Future Prospects

After reading so much about the amazing progress that has been made in agriculture, it was somewhat surprising to find an article in the June 2009 National Geographic titled, "The End of Plenty, The Global Food Crisis." It noted that global grain consumption exceeded production for seven of the last nine years and grain stockpiles plunged to a 20-year low of 61-days supply in 2007 prior to recovering to a meager 70-days supply in 2008. The price of wheat and corn tripled from 2005 to 2008, and the price of rice quintupled.

Demand recently grew more quickly than supply for several reasons. First, people in developing countries are becoming more prosperous and are eating more meat, causing grain consumption by livestock to rise rapidly. Second, use of ethanol as a gasoline additive or substitute has jumped. Some 30% of the 2008 U.S. corn crop was converted to ethanol instead of being available as food. Third, while world grain production hit records in 2008, growth in grain production has slowed somewhat since the year 2000 compared to prior decades.

Still, agriculture continues to find ways to meet the rising demand. Advancements in hybrid crops continue, and biotechnology is now creating crops with whole new characteristics. While conventional plant breeding is limited to crossing closely related species, biotech methods utilize genes from distant species. To date, two types of biotech crops have been commercialized, those resistant to herbicides and those resistant to insects.

Biotech crops were first made available in 1996 and by 2008 were planted in over 300 million acres, some 8% of global cropland in 25 countries, including 15 developing countries. That year, 85% of the corn crop in the United States came from biotech seeds. Farmers seem satisfied with biotech crops; nearly 100% keep planting biotech once they begin.8 Use of biotech versions of soybean, cotton, corn, canola and other crops increased farm income an estimated $10 billion in 2007 and biotech corn and soybean yields appear to be roughly 10% higher than conventional crops.9 The National Geographic story quotes a scientist with agricultural company Monsanto who predicts that biotechnology will double corn, soybean and cotton yields by 2030.

National Geographic also pointed out the downside of the Green Revolution. Yields in India have flattened since the mid-90s, and hybrid plant needs for water, fertilizer and pesticides have resulted in aquifer depletion, salinized soils and contamination of drinking water. However, new versions of biotech plants are in development, including versions likely to provide still higher yields, drought tolerance and salinized soil tolerance.

4

Not everyone agrees with the use of biotech crops. Critics have expressed doubts about productivity gains and have concerns about the possibility of a "Frankenfood" becoming toxic or creating an ecological disaster should some new plant become invasive. But numerous safeguards are in place, including rigorous approval processes. Countries that had prohibited biotech crops are now slowly introducing them. Increased adoption of biotech plants has had positive ecological effects, as higher yields reduce needs for additional crop acres and related deforestation, insect resistance reduces needs for pesticides, and herbicide resistance reduces fuel consumption and soil erosion by requiring less tillage.

Mankind's progress in agriculture has been truly amazing. We cannot revert back to previous agricultural processes, which are insufficient to feed a worldwide population of 6.7 billion. Instead, substantial investments in agriculture, and judicious use of new technologies, are needed to maintain impressive production gains in the future.

Columbia Acorn Funds News

Resumption of Securities Lending

Columbia Acorn Funds restarted its securities lending program during the second quarter. The domestic Funds briefly participated in securities lending in the third quarter of last year but suspended lending activities due to the turmoil in the financial markets at that time. As market conditions have stabilized somewhat, the Columbia Acorn Trust Board and Columbia Wanger Asset Management (CWAM) made the decision to begin securities lending again in June.

Securities lending has come under media scrutiny recently so we want to clearly state how CWAM administers the lending program. Fund shareholders receive all of the income generated by our lending program, net of modest fees charged by the lending agent to operate the program. The securities lending income benefits Fund shareholders by offsetting a portion of the Funds' operating expenses, which increases the Funds' total returns. The advisor charges no additional fees for administering this program.

As mentioned in our third quarter report last year, securities lending is the temporary lending of a Fund's portfolio securities to broker/dealers and other institutional investors. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund may recall the loans at any time and may do so in order to vote proxies or to sell the loaned securities. Furthermore, borrowers provide the Fund with cash collateral that exceeds the value of the securities on loan. The Fund could lose money if it incurred a loss on the reinvestment of the cash collateral. To minimize this risk, cash collateral for the program is invested in the Dreyfus Government Cash Management Fund, a money market mutual fund. The securities lending agent is Goldman Sachs Agency Lending. Thus far, shareholders have received modest benefits and incurred no losses from the program.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Mazoyer, Marcel and Roudart, Laurence, A History of World Agriculture, (New York, NY, Monthly Review Press, 2006).

2  Federico, Giovanni, Feeding The World, (Princeton and Oxford, Princeton University Press, 2005).

3  Ibid, pg. 97.

4  Ibid, pgs. 55, 19.

5  Mazoyer, Marcel and Roudart, Laurence, op. cit., pg 11.

6  Hesser, Leon, The Man Who Fed The World, (Dallas, TX, Durban House, 2006).

7  The Green Revolution is defined by Mazoyer and Roudart as, "a variant of the contemporary agricultural revolution but without the large-scale motorization and mechanization, developed widely in the developing countries."

8  ISAAA Brief 39-2008: Executive Summary, "Global Status of Commercialized Biotech/GM Crops: 2008, The First Thirteen Years, 1996 to 2008," available at www.isaaa.org.

9  "GM crops: global, socio-economic and environmental impacts 1996-2007," a research paper written by Graham Brookes and Peter Barfoot of PG Economics Ltd, Dorchester, U.K., May 2009.

5

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

January 1, 2009 – June 30, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	1,097.69	1,020.83	4.16	4.01	0.80
Columbia Acorn International	1,000.00	1,000.00	1,213.08	1,019.64	5.71	5.21	1.04
Columbia Acorn USA	1,000.00	1,000.00	1,080.48	1,019.54	5.47	5.31	1.06
Columbia Acorn International Select	1,000.00	1,000.00	1,096.00	1,018.74	6.34	6.11	1.22
Columbia Acorn Select	1,000.00	1,000.00	1,243.78	1,019.64	5.79	5.21	1.04
Columbia Thermostat Fund	1,000.00	1,000.00	1,076.71	1,023.55	1.29	1.25	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced for Columbia Thermostat Fund.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended June 30, 2009.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

6

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

Coach	1.4%
ITT Educational Services	1.2%
Southwestern Energy	1.2%
People's United	1.1%
Bally Technologies	1.0%
Fugro	1.0%
FMC Technologies	1.0%
AmeriCredit	0.8%
Myriad Genetics	0.6%
OLAM International	0.4%
Hexagon	0.4%
Pacific Rubiales Energy	0.4%

The stock market did well in the second quarter, jumping up from what appeared to be oversold levels. Columbia Acorn Fund returned 20.90%, earning its best quarterly gain since the fourth quarter of 1999! The Fund returned somewhat more than its primary benchmark, the Russell 2500, which rose 20.27%. During the first half of 2009, the Fund grew 9.77%, nicely outperforming the 6.52% gain of the Russell 2500. As shown on Page 1, Columbia Acorn Fund also beat most other benchmarks in both periods.

As might be expected during a market reversal, several important stocks changed direction during the second quarter. Handbag and accessories designer and retailer Coach was the Fund's largest dollar winner in the quarter, up 62% as the company cut costs and repositioned its product line, which resulted in earnings dropping less than most analysts expected. Used car lender AmeriCredit achieved second place dollar winnings for both the quarter and the half, up 131% and 77% respectively, on news of a successful refinancing. Gaming machine maker Bally Technologies scored a more than 60% gain in the second quarter, earning third place dollar winnings thanks to its strong new product pipeline. All three stocks had been down 20% to 23% in the first quarter.

In contrast, three stocks that we cited as fine performers in the first quarter ended up as Columbia Acorn Fund's largest dollar losers in the second quarter. ITT Educational Services, People's United and Myriad Genetics each fell 15% to 20%. While ITT Educational's earnings were excellent, fears about student loan financing and additional regulation resurfaced. Connecticut bank People's United reported rising credit defaults. Default rates remained under half the rates of the bank's peers, but the news was bad, and the stock dropped. Myriad fell in response to disappointing revenue growth; sales of its genetic tests appear to be more sensitive to the economy than expected. We cut positions in each by over 20% in the first half, reducing dollar losses.

Energy stocks did well in both the quarter and the half as oil prices jumped. FMC Technologies rose 20% in the quarter, and its 55% gain in the half lifted it into the Fund's largest dollar winner position. Fugro, another offshore oil service company, gained 38% in the quarter and 53% in the half, earning the fourth place dollar winner position year to date. Gas producer Southwestern Energy was also hot, rising 31% in the quarter and 34% in the half, taking fifth place in dollar gains for the half.

Foreign stocks outperformed in both the second quarter and the first half of the year. Energy stocks helped a lot; Fugro was the top foreign dollar winner in both periods. Oil producer Pacific Rubiales Energy surged more than 110% in the quarter and more than 350% in the half on expectations that production will rise rapidly. Measurement equipment company Hexagon jumped over 80% in both the quarter and the half as business appeared to be bottoming or improving in several countries. Agricultural supply chain manager OLAM International's stock surged over 70% in both periods as fears about customers' abilities to finance purchases abated. Foreign stocks were 9.5% of the Fund's assets at the end of the second quarter, up from 7.1% at the end of March.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2009

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	9.77%	-25.83%	0.95%	7.25%
Returns after taxes on distributions	9.77	-25.91	0.11	6.01
Returns after taxes on distributions and sale of fund shares	6.35	-16.70	1.01	6.09
Russell 2500 Index (pretax)**	6.52	-26.72	-0.93	3.67

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.76%.

*Year to date data is not annualized.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Coach Designer & Retailer of Branded Leather Accessories	1.4%
2.	Crown Castle International Communications Towers	1.4%
3.	Ametek Aerospace/Industrial Instruments	1.3%
4.	Donaldson Industrial Air Filtration	1.2%
5.	ITT Educational Services Post-secondary Degree Services	1.2%
6.	Expeditors International of Washington International Freight Forwarder	1.2%
7.	Southwestern Energy Oil & Gas Producer	1.2%
8.	People's United Connecticut Savings & Loan	1.1%
9.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.1%
10.	Bally Technologies Slot Machines & Software	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through June 30, 2009

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $11.7 billion

*A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

Serco	1.1%
Capita Group	1.1%
Educomp Solutions	0.9%
Central European Distribution	0.8%
Jain Irrigation Systems	0.7%
RexLot Holdings	0.6%

Columbia Acorn International rose 33.30% in the second quarter, slightly trailing the 34.15% rise of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. Year to date, the Fund was up 21.31%, 3.23% behind its primary benchmark. Small-cap international stocks led larger-cap international stocks, as exemplified by the MSCI EAFE Index, which was up 25.43% in the quarter and 7.95% year to date.

While coming on the heels of a severe sell-off in 2008, an absolute return north of 30% in a single quarter is always pleasing. This remarkable reversal in market sentiment in the second quarter appears to reflect decreasing anxiety about our economic future, as credit markets show signs of life, in a context of attractive valuations. While the stock market has historically done a good job of anticipating changes in economic fundamentals by several quarters, it is worth noting that the majority of the companies we follow have reported few sightings of "green shoots" presaging a return to global growth. Indeed, the International Monetary Fund expects global economic activity to contract by 1.4% in 2009 before expanding 2.5% in 2010. The major exception to this has been the emerging markets of non-Japan Asia and Latin America. In these economies the sentiment is now distinctly upbeat. The rapid implementation of a sizeable government stimulus package in China, and an election outcome in India perceived to endorse further economic liberalization, drove this enthusiasm.

Investments in emerging markets, which constitute about one quarter of the Fund's assets, posted the strongest returns, with the Fund's holdings in Asia ex-Japan up nearly 50% in the quarter and roughly 45% year to date. The Fund's Indian stocks were up just short of 80% in the quarter and 66% in the half year, led by Jain Irrigation Systems. Jain is the country's leading manufacturer of micro-irrigation systems and is a beneficiary of government policies that support efficient irrigation. Educomp Solutions provides multimedia educational content to Indian classrooms and is a recent addition to the portfolio. Its stock was also a big winner. Consumer stocks in developing markets, a long-time theme in the Fund, were also notable standouts: Central European Distribution, a Polish spirits company, more than doubled in the quarter after renegotiating agreements and financing related to a Russian acquisition. In the half year this stock was up 35%. RexLot Holdings, which provides systems and services to the Chinese lottery market, tripled after several punishing quarters on evidence of tangible progress in its core business. Its stock was up 224% through June 30, 2009.

While still making a positive contribution to absolute return, the Fund's overweight position in health care stocks failed to keep up with a buoyant market. These companies' fortunes tend to be less correlated with actual or perceived changes in economic activity. Stock selection, however, was decidedly unhelpful in the pharmaceutical and biotech sectors, where after the quarter end, we made some changes. Japan was a drag on absolute return in the half year and the quarter, but keep in mind that Japan fell substantially less than most regions in 2008 and, therefore, had less ground to make up.

The Fund's holdings in the United Kingdom and Ireland fell short in the half year. The Fund held large positions in Serco and Capita Group, service providers with highly predictable revenues and considerable exposure to government contracts. Their comparatively low risk profiles proved to be a liability in an environment in which the riskiest stocks rallied the most.

On earnings adjusted for cyclicality and on other valuations measures, we believe that international small-cap stocks now trade at a modest discount to their 10-year average.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2009

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	21.31%	-28.00%	8.47%	6.96%
Returns after taxes on distributions	20.51	-28.47	7.59	5.95
Returns after taxes on distributions and sale of fund shares	13.85	-18.20	7.58	5.96
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)**	24.54	-26.45	7.13	6.80

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.96%.

*Year to date data is not annualized.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	1.6%
2.	OLAM International (Singapore) Agriculture Supply Chain Manager	1.5%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.4%
4.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.3%
5.	Serco (United Kingdom) Facilities Management	1.1%
6.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.1%
7.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	1.1%
8.	Imtech (Netherlands) Engineering & Technical Services	1.1%
9.	Hexagon (Sweden) Measurement Equipment	1.1%
10.	Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through June 30, 2009

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $3.3 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

FMC Technologies	2.1%
ITT Educational Services	1.9%
Atwood Oceanics	1.6%
Micros Systems	1.6%
Bally Technologies	1.6%
AmeriCredit	1.4%
Mettler Toleldo	1.3%
Valley National Bancorp	1.0%
FLIR Systems	1.0%
Lakeland Financial	0.7%
Cephalon	0.6%
Myriad Genetics	0.6%
Berkshire Hills Bancorp	0.5%
MB Financial	0.4%
Associated Banc-Corp	0.2%
Immucor	0.2%

Columbia Acorn USA ended the second quarter up 19.42%. This compares to a 20.69% gain by the Fund's primary benchmark, the Russell 2000 Index. Year to date, the Fund's 8.05% return was well ahead of the benchmark, which gained 2.64%. Small-cap stocks significantly outperformed large caps. The large-cap focused S&P 500 Index gained 15.93% in the quarter, 4.76% behind the Russell 2000 Index.

Winners for the quarter and half year came from a variety of sectors. Auto lender AmeriCredit returned from the near-dead as the market reacted favorably to its positive earnings announcement and to news that the company was able to renegotiate its bank credit lines. The stock was up 131% in the second quarter and 77% year to date. Bally Technologies, a slot machine manufacturer, gained more than 60% in the quarter, and was up 25% for the half year as the market recognized its strong new product pipeline. Atwood Oceanics, an offshore drilling contractor, was helped by the rebound in oil prices, which fueled a 53% gain in the quarter and a 69% return for the half year. FMC Technologies, an oil and gas wellhead manufacturer, also benefited from the oil price bounce, gaining 20% in the quarter and topping 55% for the half year.

Mettler Toledo had a strong second quarter, gaining 50%. This manufacturer of laboratory equipment has been hurt by the weak economy, but implemented a dramatic cost reduction program that boosted earnings. Cost controls also helped at Micros Systems, a provider of information systems for restaurants and hotels. Micros's earnings were down just a penny from the prior year. This ability to nearly maintain earnings, while operating in an extremely strained sector, got a positive nod from the market. Its stock gained 35% in the quarter and 55% for the half year.

Our health care stocks were weak in the quarter. Myriad Genetics produces genetic diagnostic tests and has seen its sales growth rate fall as patients defer elective tests to save money. Immucor, a maker of blood typing and screening products, saw its stock collapse when news broke that it was under investigation for potential anti-trust violations. Pharmaceutical company Cephalon fell on fears that pending legislation and regulatory actions could have a negative impact on pharmaceutical companies.

The largest detractor from performance in the quarter was ITT Educational Services, which was off 17%. A cloud is hanging over private education companies as proposed legislation could negatively impact these organizations.

Year to date, Fund bank holdings came up short. Community banks MB Financial, Valley National Bancorp, Berkshire Hills Bancorp, Lakeland Financial and Associated Banc-Corp all made the Fund's loser list as high default rates took down the whole group. Losses in these stocks ranged from 19% to 63%. Infrared camera manufacturer FLIR Systems also declined after failing to win a new military contract. Its stock fell 26%.

The second quarter brought springtime to the United States and to the stock and bond markets. Debt markets loosened up quite a bit during the quarter, with some corporate bond spreads dropping back below levels of one year ago. Credit markets led the stock market down last year; they may be leading us the other way in 2009.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2009

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	8.05%	-28.24%	-1.81%	4.02%
Returns after taxes on distributions	8.05	-28.24	-2.31	3.50
Returns after taxes on distributions and sale of fund shares	5.23	-18.36	-1.35	3.48
Russell 2000 Index (pretax)**	2.64	-25.01	-1.71	2.38

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.01%.

*Year to date data is not annualized.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Crown Castle International Communications Towers	2.8%
2.	ESCO Technologies Automatic Electric Meter Readers	2.6%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.1%
4.	Ametek Aerospace/Industrial Instruments	2.0%
5.	tw telecom Fiber Optic Telephone/Data Services	1.9%
6.	ITT Educational Services Post-secondary Degree Services	1.9%
7.	Informatica Enterprise Data Integration Software	1.7%
8.	Global Payments Credit Card Processor	1.7%
9.	Atwood Oceanics Offshore Drilling Contractor	1.6%
10.	Micros Systems Information Systems for Restaurants & Hotels	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through June 30, 2009

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.1 billion

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

Naspers	4.9%
Serco	4.7%
Pacific Rubiales Energy	3.3%
Intertek Group	3.3%
Nintendo	2.6%
Jupiter Telecommunications	2.0%
Hexagon	1.8%
Cephalon	1.4%

Columbia Acorn International Select ended the second quarter up 23.44%, underperforming its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, which gained 28.70%. Year to date, the Fund was up 9.60%, while its benchmark posted a 14.93% return. The Fund's less cyclical portfolio, which helped performance during the recent market crash, held the Fund back as investors rushed into riskier assets.

Pacific Rubiales Energy, an oil production and exploration company operating in Colombia, was a top contributor to Fund performance, up 110% in the second quarter and more than 350% year to date. The stock benefited from the rebound in oil prices and on expectations that its production will continue to rise rapidly. Naspers, a media company with assets in South Africa and other emerging markets, was also strong, returning 55% for the quarter and 42% year to date. Naspers announced strong results through the end of March and also benefited from its 35% holding in the rapidly growing Chinese internet company Tencent. U.K. facilities management company Serco ended the quarter up 32% and was up just over 7% year to date. In June, Serco announced a series of major contract wins that continue to drive double-digit revenue growth. Swedish measurement equipment manufacturer Hexagon was up over 80% for the quarter and the half year on expectations that we have seen the worst of the economic crisis. Finally, Intertek Group, a U.K. provider of testing, inspection and certification services, rose 39% in the quarter and 56% year to date as increasing government regulations continued to drive growth in its consumer products testing business.

Health care holdings were among the Fund's worst performers as investors moved away from these more defensive businesses. U.S. pharmaceutical company Cephalon, Swiss orthopedic surgery materials manufacturer, Synthes and U.S. biotech company BioMarin fell between 20% and 31% in the half. We opted to sell the Fund's positions in Synthes and BioMarin. Japan's Nintendo, a maker of gaming software and hardware, was also off for both periods, down 5% in the quarter and 27% year to date as growth in its Wii product slowed. Japanese cable service provider Jupiter Telecommunications rebounded in the second quarter with a gain of 13%, but it was not enough to offset first quarter declines. The stock was down 28% year to date as investors sold last year's strong performers to fund purchases of more cyclical stocks.

Volatility has been, and is likely to continue to be, a defining feature of the global equity markets. High debt levels, loose monetary policies, large fiscal stimulus plans, changing government regulations, rapidly evolving business environments and other factors will keep investors guessing. We will continue to focus our efforts on finding those companies that we believe can manage such turbulence and adequately reward shareholders over the long term.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2009

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	9.60%	-34.62%	7.10%	5.54%
Returns after taxes on distributions	9.14	-34.89	6.77	5.34
Returns after taxes on distributions and sale of fund shares	6.24	-22.50	6.30	4.92
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)**	14.93	-30.16	4.30	5.24

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.21%.

*Year to date data is not annualized.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	4.9%
2.	Serco (United Kingdom) Facilities Management	4.7%
3.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.7%
4.	Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine, & Specialty Chemicals	3.5%
5.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	3.3%
6.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	3.3%
7.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.2%
8.	NHN (South Korea) South Korea's Largest Online Search Engine	2.9%
9.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	2.7%
10.	Alexion Pharmaceuticals (United States) Biotech Focused on Orphan Diseases	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through June 30, 2009

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $336.9 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

ITT Educational Services	5.5%
Pacific Rubiales Energy	5.3%
Safeway	4.6%
Hertz	4.1%
Tetra Technologies	3.6%
Expedia	3.0%
Waste Management	2.8%
MF Global	2.4%
Conseco	2.4%
Discover Financial Services	0.9%
SBA Communications	0.8%
Steelcase	0.8%
Gran Tierra Energy	0.5%
Princeton Review	0.3%

Columbia Acorn Select gained 28.11% in the second quarter, which was 9.36% more than the Fund's primary benchmark, the S&P MidCap 400 Index, which rose 18.75%. Mid-cap stocks outperformed large caps. The S&P 500 Index was up 15.93%.

In our fourth quarter 2008 report, we mentioned positioning the portfolio in a barbell fashion. We saw many companies trading at low valuations due to a perceived bankruptcy risk, a fear driven by the tight credit markets. These undervalued, completely battered companies in the Fund's portfolio made up one side of the barbell, and at the other end we had companies that were solid franchises with little to no credit risk. If the economy kept losing ground, we felt these solid franchises would hold up better than most and the already battered companies wouldn't go down much more unless they went bankrupt (they were a much smaller dollar amount in the portfolio than the solid franchises). However, if the economy stabilized or improved, we would see the lending market re-open and bankruptcy risk lessen, causing the battered companies to explosively rise. The latter scenario describes what happened in the second quarter.

Looking at some of the Fund's top gainers in the quarter, we had five stocks that each added 2% or more return to our portfolio and each of these stocks was at the undervalued end of our barbell. They included Tetra Technologies, Pacific Rubiales Energy, Hertz, Conseco and Expedia. On the downside, ITT Educational Services cost the Fund 1.7% of performance. ITT, one of the solid franchises with little credit risk, held up well last year but pulled back as money flowed into the riskier stocks in the second quarter and as proposed legislation threatened to negatively impact the private education sector.

Columbia Acorn Select's year-to-date performance was a positive 24.38% vs. gains of 8.47% for the S&P MidCap 400 Index and 3.16% for the S&P 500 Index. Looking at the drivers of this solid outperformance, we see large gains in Pacific Rubiales Energy, MF Global, Expedia and Tetra Technologies. On the downside, Conseco, Safeway, Cephalon and Waste Management were the Fund's biggest detractors to year-to-date performance.

During the quarter we added several new names: Gran Tierra Energy, Discover Financial Services, Princeton Review, SBA Communications and Steelcase. We sold three positions: Cephalon, Knoll and Tellabs.

The credit markets continue to gradually re-open, which is positive, but many companies can still only issue credit based on federal programs and guarantees. Hopefully in the coming few quarters these programs will be unnecessary for companies to access the credit markets. Though we have rebuilt some of our capital from last year's collapse, we are still cautious; the Fund's cash levels are currently at 5% and could possibly trend higher over the coming months. Furthermore, in order to reduce risk, we've cut top position sizes to between 3% and 6% of the Fund, down from the prior 6% to 9% range. I see the fixed-income market facing challenges too that include an explosion in Treasury debt issuance. I also worry about a possible return of energy price inflation in the next couple of years.

I believe the market should grind higher in the coming months, but our economy is still weak and more excessive volatility probably lies ahead. We will continue to review and fine-tune our approach to try and get the most out of the markets as we struggle through the rough patches.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2009

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	24.38%	-32.90%	0.26%	5.31%
Returns after taxes on distributions	24.38	-32.90	-0.11	4.85
Returns after taxes on distributions and sale of fund shares	15.85	-21.38	0.33	4.56
S&P MidCap 400 Index (pretax)**	8.47	-28.02	0.36	4.62

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.95%.

*Year to date data is not annualized.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	ITT Educational Services Post-secondary Degree Services	5.5%
2.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	5.3%
3.	SkillSoft Web-based Learning Solutions (E-Learning)	4.8%
4.	Safeway Supermarkets	4.6%
5.	Hertz Largest U.S. Rental Car Operator	4.1%
6.	Quanta Services Electrical & Telecom Construction Services	3.9%
7.	Tetra Technologies U.S.-based Service Company with Life of Field Approach	3.6%
8.	Expedia Online Travel Services Company	3.0%
9.	Coach Designer & Retailer of Branded Leather Accessories	2.9%
10.	Career Education Post-secondary Education	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through June 30, 2009

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.5 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter up 19.33%, outperforming the 15.93% gain in the S&P 500 Index, the Fund's primary stock benchmark, and the 1.78% return of the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary bond benchmark. Year to date the Fund was up 7.67%, well ahead of the 3.16% gain of the S&P 500 Index and the 1.90% return for the Barclays Capital U.S. Aggregate Bond Index.

Among the underlying stock funds in which the Fund invests, Columbia Acorn International offered very strong performance for the quarter, up 33.30%, and half year, up 21.31%. Columbia Acorn Select also came back strong with a 28.11% second quarter gain and 24.38% year-to-date return. The Fund remained 100% invested in stock funds throughout the second quarter. The full stock exposure allowed Columbia Thermostat Fund to reap the rewards of the equity market rally that began in early March and continued through period end.

The recent market turbulence challenged the Fund's design. Had we known how far the market would plunge, we might have changed the allocation table and put more bond funds into Columbia Thermostat. Fearing sales of stock funds at or near what could have been a market bottom, we waited. The patience appears to have paid off. As we completed this report on August 10, 2009, the S&P 500 Index had topped 1,000, recovering from its low of 667. This increase triggered a reallocation on July 24, 2009, to 95% stock funds and 5% bond funds, the Fund's first reallocation since October 10, 2008. With the S&P 500 Index back within the range of the current reallocation table, Thermostat will adjust for future market moves, selling stocks on strength and buying on weakness.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2009

Stock Funds Fund	Weightings in category	2nd quarter	Year to date returns to 6/30/09
Columbia Acorn Fund	15%	20.90%	9.77%
Columbia Acorn Select	10%	28.11%	24.38%
Columbia Marsico Growth Fund	15%	15.22%	4.70%
Columbia Acorn International	15%	33.30%	21.31%
Columbia Dividend Income Fund	20%	12.31%	-0.86%
Columbia Large Cap Enhanced Core Fund	25%	15.74%	1.86%
Weighted Average Equity Return/Loss	100%	19.54%	7.90%

Columbia Thermostat Fund did not hold bond funds in the second quarter or year-to-date periods.

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2009

Inception 9/25/02	Year to date*	1 year	5 year	Life of fund
Returns before taxes	7.67%	-21.62%	0.17%	3.86%
Returns after taxes on distributions	7.55	-22.28	-1.65	2.40
Returns after taxes on distributions and sale of fund shares	4.99	-13.89	-0.44	2.84
S&P 500 Index (pretax)**	3.16	-26.21	-2.24	3.75
Barclays Capital U.S. Aggregate Bond Index (pretax)**	1.90	6.05	5.01	4.59
Barclays Capital U.S. Intermediate Credit Bond Index (pretax)	7.53	4.28	4.04	4.45
Lipper Flexible Portfolio Funds Index (pretax)	7.59	-21.04	1.16	5.21

All results shown assume reinvestment of distributions.

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.05% and 0.97%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

*Year to date data is not annualized.

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/09

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through June 30, 2009

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. Intermediate Credit Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Barclays Capital U.S. Aggregate Bond Index became the Fund's primary benchmark for debt securities effective July 1, 2008. The Fund changed to this debt benchmark because the advisor believes it is a more appropriate comparison to the Fund's investments. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $125.3 million

19

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Information
AboveNet	0	100,000
Actuate	2,500,000	2,785,803
Art Technology Group	0	885,000
Blue Coat Systems	0	400,576
CommScope	0	1,085,000
Entegris	3,000,000	3,750,000
Eutelsat (France)	0	250,000
F5 Networks	0	665,000
Informatica	5,500,000	6,700,000
IXYS	2,035,000	2,135,000
ManTech International	180,000	225,000
Mettler Toledo	1,300,000	1,385,000
Monolithic Power Systems	315,000	645,000
Netgear	870,000	970,000
Novell	12,300,000	12,500,000
ON Semiconductor	2,914,000	3,384,000
SBA Communications	0	1,000,000
Singapore Exchange (Singapore)	3,400,000	10,000,000
VisionChina Media - ADR (China)	2,000,000	2,700,000
WNS - ADR (India)	39,325	709,260
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,777,000	2,869,585
Albemarle	1,350,000	1,530,000
Carbone Lorraine (France)	189,580	515,380
Celanese	0	450,000
Drew Industries	1,324,000	1,600,000
FreightCar America	0	225,000
GrafTech International	0	1,700,000
HEICO	850,000	1,225,000
Imtech (Netherlands)	1,041,000	1,093,050
Interline Brands	2,000,000	2,600,000
M/I Homes	484,000	584,000
MOOG	1,520,000	1,660,000
Neopost (France)	0	114,000
Novozymes (Denmark)	255,000	363,000
NVR	0	60,000
OLAM International (Singapore)	15,200,000	30,000,000
Pall	1,375,000	1,675,000
Ritchie Brothers Auctioneers	200,000	437,500
Serco (United Kingdom)	607,259	3,000,000
Sociedad Quimica y Minera de Chile - ADR (Chile)	1,800,000	2,000,000
Consumer Goods & Services
American Apparel	0	830,444
Avis Budget Group	0	6,000,000
Bebe Stores	0	445,700
Charlotte Russe	0	1,706,102

	Number of Shares
	03/31/09	06/30/09
Charming Shoppes	0	2,751,621
Chico's FAS	2,850,000	7,507,000
Children's Place Retail Stores	200,000	1,061,000
Herman Miller	3,000,000	3,500,000
Hertz	0	3,000,000
Hibbett Sports	264,835	600,000
HNI	975,000	1,245,000
Hot Topic	1,987,000	3,308,890
Interface	0	646,780
J Crew Group	800,000	1,964,000
Knoll	3,300,000	4,000,000
Lifestyle International (Hong Kong)	0	3,381,400
Lululemon Athletica	0	1,800,000
New Oriental Education & Technology - ADR (China)	0	386,000
Princeton Review	2,800,000	2,974,300
Saks	0	3,100,000
Steelcase	0	2,016,856
True Religion Apparel	1,150,000	1,783,000
Urban Outfitters	3,950,000	4,020,000
Winnebago	570,000	850,000
Finance
Berkshire Hills Bancorp	100,000	234,693
CIT Group	0	7,000,000
Cullen/Frost Bankers	0	250,000
GATX	1,330,000	1,730,000
Investment Technology Group	647,502	700,000
McGrath Rentcorp	2,090,000	2,266,361
Sandy Spring Bancorp	0	178,550
TCF Financial	3,550,000	4,150,000
ViewPoint Financial	15,090	500,000
Wilmington Trust	0	1,690,000
Health Care
Alexion Pharmaceuticals	2,850,000	3,000,000
American Medical Systems	2,020,200	2,400,000
Beckman Coulter	0	300,000
Cepheid	3,100,000	4,000,000
Luminex	1,142,100	2,453,000
Medarex	4,300,000	4,800,000
NPS Pharmaceuticals	0	669,465

See accompanying notes to financial statements.

20

	Number of Shares
	03/31/09	06/30/09
Purchases (continued)
Energy & Minerals
Carrizo Oil & Gas	1,200,000	1,400,000
Fugro (Netherlands)	2,665,488	2,809,568
Gran Tierra Energy (Canada)	0	4,000,000
Royal Gold	0	300,000
ShawCor (Canada)	1,070,000	1,670,000
Silver Wheaton (Canada)	1,000,000	2,700,000
Tetra Technologies	1,038,000	1,198,000
Trinidad Drilling (Canada)	0	4,870,800
Other Industries
Ascendas Real Estate Investment Trust (Singapore)	0	13,069,100
Corporate Office Properties	715,000	900,000
DCT Industrial Trust	0	3,750,000
JB Hunt Transport Services	2,000,000	2,110,000
Kite Realty Group	1,900,000	2,300,000
Macerich Company	635,000	1,065,000
Red Electrica de Espana (Spain)	0	536,000
Washington Real Estate Investment Trust	0	700,000
World Fuel Services	0	200,000

	Number of Shares
	03/31/09	06/30/09
Sales
Information
Activision Blizzard	300,000	0
American Tower	2,250,000	1,750,000
Avnet	3,465,000	3,125,000
Concur Technologies	2,000,000	1,800,000
Discovery Communications	2,250,000	1,820,000
Flir Systems	5,000,000	3,276,660
Hexagon (Sweden)	6,100,000	5,200,000
Mediacom Communications	4,000,000	3,655,915
Red Hat	3,000,000	2,000,000
Rofin-Sinar Technologies	470,000	320,000
Rogers	280,000	0
SES (France)	1,250,000	893,000
Tellabs	2,800,000	0
Teradata	1,615,000	340,000
Trimble Navigation	2,840,000	2,490,000
Varian	540,897	500,000
Viad	124,674	0
Industrial Goods & Services
Administaff	2,025,000	1,935,000
American Commercial Lines	400,000	0
Aptargroup	500,000	350,000
Expeditors International of Washington	5,300,000	4,200,000
Martin Marietta Materials	850,000	700,000
Oshkosh	3,500,000	3,150,000
Pentair	2,600,000	2,300,000
TrueBlue	1,200,000	800,000
Union Tool (Japan)	130,700	0
Waste Connections	1,850,000	1,200,000
WW Grainger	1,200,000	1,000,000
Consumer Goods & Services
Abercrombie & Fitch	2,625,000	2,505,000
Coach	6,730,000	5,930,000
Expedia	5,000,000	4,700,000
GameStop	1,450,000	647,000
Intralot (Greece)	2,380,000	0
ITT Educational Services	1,442,303	1,400,000
Macy's	1,950,000	0
Nordstrom	1,200,000	0
Vail Resorts	2,265,690	1,950,000
Finance
Affiliated Managers Group	230,000	0
Cohen & Steers	1,150,000	550,000
People's United	12,063,899	8,563,899

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales (continued)
Health Care
Array Biopharma	1,509,185	0
Cephalon	1,115,000	1,000,000
Edwards Lifesciences	1,000,000	750,000
Hologic	2,800,000	1,900,000
ICU Medical	1,250,000	850,000
Kinetic Concepts	1,300,000	900,000
Lincare Holdings	1,150,000	0
Meridian Biosciences	790,000	0
Nektar Therapeutics	5,325,000	4,631,195
Rhoen-Klinikum (Germany)	1,650,000	975,300
Savient Pharmaceuticals	3,000,000	2,000,000
Seattle Genetics	4,400,000	3,834,516
Energy & Minerals
Exterran Holdings	1,055,000	502,000
Ultra Petroleum	1,300,000	975,000
Other Industries
General Growth Properties	2,200,000	0
Jiangsu Expressway (China)	34,804,000	0

See accompanying notes to financial statements.

22

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 97.3%
Information 24.7%
	> Business Software 4.8%
6,700,000	Informatica (a)(b)	$115,173
	Enterprise Data Integration Software
1,150,000	Quality Systems (c)	65,504
	IT Systems for Medical Groups & Ambulatory Care Centers
2,480,544	Micros Systems (a)	62,808
	Information Systems for Restaurants & Hotels
12,500,000	Novell (a)	56,625
	Directory, Operating System & Identity Management Software
1,800,000	Concur Technologies (a)	55,944
	Web Enabled Cost & Expense Management Software
1,525,000	ANSYS (a)	47,519
	Simulation Software for Engineers & Designers
2,000,000	Red Hat (a)	40,260
	Maintenance & Support for Open Source & Middleware
2,425,000	Kenexa (a)(b)	28,057
	Recruiting & Workforce Management Solutions
1,800,000	Blackbaud	27,990
	Software & Services for Non-profits
3,050,000	Radiant Systems (a)(b)	25,315
	IT Systems for Restaurants, Convenience Stores & Retail Stores
2,785,803	Actuate (a)(b)	13,316
	Information Delivery Software & Solutions
1,000,000	NetSuite (a)(c)	11,810
	End to End IT Systems Solution Delivered Over the Web
700,000	Avid Technology (a)	9,387
	Digital Nonlinear Editing Software & Systems
885,000	Art Technology Group (a)	3,363
	Software & Tools to Optimize Websites for E-Commerce
		563,071
	> Instrumentation 3.3%
1,385,000	Mettler Toledo (a)	106,853
	Laboratory Equipment
3,276,660	FLIR Systems (a)	73,921
	Infrared Cameras
2,490,000	Trimble Navigation (a)	48,879
	GPS-based Instruments
5,200,000	Hexagon (Sweden)	47,045
	Measurement Equipment
500,000	Dionex (a)	30,515
	Ion & Liquid Chromatography
2,750,000	IPG Photonics (a)(b)	30,167
	Fiber Lasers
500,000	Varian (a)	19,715
	Analytical Instruments
1,053,965	FARO Technologies (a)(b)	16,368
	Precision Measurement Equipment
400,000	Hamamatsu Photonics (Japan)	7,625
	Optical Sensors for Medical & Industrial Applications

Number of Shares		Value (000)
320,000	Rofin-Sinar Technologies (a)	$6,403
	Laser Systems
		387,491
	> Computer Hardware & Related Equipment 2.8%
3,800,000	Amphenol	120,232
	Electronic Connectors
2,400,000	II-VI (a)(b)	53,208
	Laser Optics & Specialty Materials
1,340,000	Dolby Laboratories (a)	49,955
	Audio Technology for Consumer Electronics
1,400,000	Zebra Technologies (a)	33,124
	Bar Code Printers
800,000	Nice Systems - ADR (Israel) (a)	18,456
	Audio & Video Recording Solutions
970,000	Netgear (a)	13,978
	Networking Products for Small Business & Home
740,000	Belden CDT	12,358
	Specialty Cable
944,100	Stratasys (a)	10,376
	Rapid Prototyping Systems
340,000	Teradata (a)	7,966
	Enterprise Data Warehouse Systems
500,000	Intermec (a)	6,450
	Bar Code & Wireless LAN Systems
		326,103
	> Mobile Communications 2.2%
6,575,000	Crown Castle International (a)	157,931
	Communications Towers
1,750,000	American Tower (a)	55,178
	Communications Towers in USA & Latin America
1,000,000	SBA Communications (a)	24,540
	Communications Towers
1,200,000	MetroPCS Communications (a)	15,972
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)	1,575
	Satellite Mobile Voice & Data Carrier
		255,196
	> Financial Processors 1.6%
2,919,000	Global Payments	109,346
	Credit Card Processor
10,000,000	Singapore Exchange (Singapore)	48,855
	Singapore Equity & Derivatives Market Operator
2,125,000	Hong Kong Exchanges and Clearing (Hong Kong)	32,995
	Hong Kong Equity & Derivatives Market Operator
		191,196
	> Telephone and Data Services 1.5%
9,500,000	tw telecom (a)(b)	97,565
	Fiber Optic Telephone/Data Services
4,300,000	Cogent Communications (a)(b)	35,045
	Internet Data Pipelines

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Telephone and Data Services—continued
8,165,000	PAETEC Holding (a)(b)	$22,045
	Telephone/Data Services for Business
2,000,000	General Communications (a)	13,860
	CATV, Web, Phone & Commercial Communications Provider in Alaska
100,000	AboveNet (a)	8,098
	Metropolitan Fiber Communications Services
		176,613
	> CATV 1.5%
2,250,000	Discovery Communications, Series C (a)	46,192
1,820,000	Discovery Communications (a)	41,041
	CATV Programming
57,000	Jupiter Telecommunications (Japan)	43,215
	Largest Cable Service Provider in Japan
1,250,000	Liberty Global, Series C (a)	19,763
	CATV Franchises Outside the USA
3,655,915	Mediacom Communications (a)(b)	18,682
	CATV Franchises
		168,893
	> Semiconductors & Related Equipment 1.4%
1,035,000	Supertex (a)(b)	25,989
	Analog/Mixed-signal Semiconductors
1,830,000	Microsemi (a)	25,254
	Analog/Mixed-signal Semiconductors
3,384,000	ON Semiconductor (a)	23,214
	Mixed-signal & Power Management Semiconductors
2,135,000	IXYS (b)	21,606
	Power Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	14,861
	Interface Integrated Circuits (ICs) & Frequency Control Products
645,000	Monolithic Power Systems (a)	14,455
	High Performance Analog & Mixed Signal Integrated Circuits (ICs)
2,110,000	Integrated Device Technology (a)	12,744
	Communications Semiconductors
3,750,000	Entegris (a)	10,200
	Semiconductor Materials Management Products
500,000	Littelfuse (a)	9,980
	Little Fuses
		158,303
	> Gaming Equipment & Services 1.2%
4,025,000	Bally Technologies (a)(b)	120,428
	Slot Machines & Software
1,000,000	Scientific Games (a)	15,770
	Lottery Services Provider
		136,198
	> Internet Related 0.9%
2,500,000	Switch & Data Facilities (a)(b)	29,325
	Network Neutral Data Centers
188,000	NHN (South Korea) (a)	25,977
	South Korea's Largest Online Search Engine

Number of Shares		Value (000)
350,000	Equinix (a)	$25,459
	Network Neutral Data Centers
800,000	Akamai (a)	15,344
	Content Delivery Network (CDN) for Better Delivery of Online Content
590,000	Vasco Data Security International (a)	4,313
	Online Banking Security & Enterprise Network Security
1,000,000	TheStreet.com	2,090
	Financial Information Websites
		102,508
	> Computer Services 0.8%
5,000,000	iGate (b)	33,100
	IT & Business Process Outsourcing Services
1,520,000	SRA International (a)	26,691
	Government IT Services
1,450,000	Virtusa (a)(b)	11,644
	Offshore IT Outsourcing
4,500,000	Hackett Group (a)(b)	10,485
	IT Integration & Best Practice Research
225,000	ManTech International (a)	9,684
	Government IT Services
709,260	WNS - ADR (India) (a)	6,298
	Offshore BPO (Business Process Outsourcing) Services
		97,902
	> Telecommunications Equipment 0.7%
1,085,000	CommScope (a)	28,492
	Wireless Infrastructure Equipment & Telecom Cable
1,380,000	Polycom (a)	27,973
	Video Conferencing Equipment
665,000	F5 Networks (a)	23,002
	Internet Traffic Management Equipment
400,576	Blue Coat Systems (a)	6,626
	WAN Acceleration & Network Security
		86,093
	> Business Information & Marketing Services 0.6%
2,500,000	Navigant Consulting (a)(b)	32,300
	Financial Consulting Firm
540,000	FTI Consulting (a)	27,389
	Financial Consulting Firm
1,240,000	InfoGROUP (a)	7,080
	Business Data for Sales Leads
		66,769
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	65,719
	Electronic Components Distribution
		65,719
	> Contract Manufacturing 0.3%
1,275,000	Plexus (a)	26,086
	Electronic Manufacturing Services
18,300,000	Sanmina-SCI (a)	8,052
	Electronic Manufacturing Services
		34,138

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Satellite Broadcasting & Services 0.2%
893,000	SES (France)	$17,049
	Satellite Broadcasting Services
250,000	Eutelsat (France)	6,459
	Co-leader in European Fixed Satellite Services
		23,508
	> Consumer Software 0.2%
3,200,000	THQ (a)	22,912
	Entertainment Software
		22,912
	> Advertising 0.1%
2,700,000	VisionChina Media - ADR (China) (a)	16,497
	Advertising on Digital Screens in China's Mass Transit System
		16,497
	> Radio —%
1,541,000	Salem Communications (a)(b)	1,479
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	850
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	432
	Spanish Language Radio Stations
		2,761
	> TV Broadcasting —%
2,500,000	Entravision Communications (a)	1,200
	Spanish Language TV & Radio Stations
1,750,000	Gray Television	858
	Mid-market Affiliated TV Stations
		2,058
Information: Total		2,883,929
Industrial Goods & Services 19.4%
	> Machinery 7.8%
4,500,000	Ametek	155,610
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	145,488
	Industrial Air Filtration
2,200,000	ESCO Technologies (a)(b)	98,560
	Automatic Electric Meter Readers
3,000,000	Clarcor (b)	87,570
	Mobile & Industrial Filters
2,300,000	Pentair	58,926
	Pumps & Water Treatment
1,975,000	Mine Safety Appliances (b)	47,597
	Safety Equipment
3,150,000	Oshkosh	45,801
	Specialty Truck Manufacturer
1,675,000	Pall	44,488
	Filtration & Fluids Clarification
1,660,000	MOOG (a)	42,845
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,100,000	Nordson	42,526
	Dispensing Systems for Adhesives & Coatings
1,300,000	Kaydon	42,328
	Specialized Friction & Motion Control Products

Number of Shares		Value (000)
1,350,000	Toro	$40,365
	Turf Maintenance Equipment
1,225,000	HEICO (b)	35,844
	FAA Approved Aircraft Replacement Parts
350,000	Lincoln Electric	12,614
	Welding Equipment & Consumables
114,000	Neopost (France)	10,251
	Postage Meter Machines
225,000	FreightCar America	3,782
	Coal Railcar Producer
		914,595
	> Industrial Materials & Specialty Chemicals 2.6%
2,000,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	72,380
	Producer of Specialty Fertilizers, Lithium & Iodine
1,530,000	Albemarle	39,122
	Refinery Catalysts & Other Specialty Chemicals
2,200,000	Nalco Holding Company	37,048
	Provider of Water Treatment & Process Chemicals & Services
363,000	Novozymes (Denmark)	29,504
	Industrial Enzymes
600,000	Greif	26,532
	Industrial Packaging
1,600,000	Drew Industries (a)(b)	19,472
	RV & Manufactured Home Components
15,000	Sika (Switzerland)	16,651
	Chemicals for Construction & Industrial Applications
2,000,000	Kansai Paint (Japan)	14,319
	Paint Producer in Japan, India, China & Southeast Asia
515,380	Carbone Lorraine (France)	14,166
	Advanced Industrial Materials
350,000	Aptargroup	11,819
	Dispensing Systems for Consumer Products & Pharmaceuticals
450,000	Celanese	10,688
	Commodity & Specialty Chemicals Provider
350,000	Koppers Holdings	9,230
	Integrated Provider of Carbon Compounds
743,100	Albany International	8,456
	Paper Machine Clothing & Advanced Textiles
		309,387
	> Other Industrial Services 2.4%
4,200,000	Expeditors International of Washington	140,028
	International Freight Forwarder
1,650,000	Forward Air (b)	35,178
	Freight Transportation Between Airports
1,750,000	Mobile Mini (a)	25,672
	Portable Storage Units Leasing
2,100,000	UTI Worldwide (a)	23,940
	Freight Forwarding & Logistics
1,093,050	Imtech (Netherlands)	21,275
	Engineering & Technical Services
600,000	Intertek Group (United Kingdom)	10,345
	Testing, Inspection & Certification Services

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Other Industrial Services—continued
900,000	American Reprographics (a)	$7,488
	Document Management & Logistics
800,000	TrueBlue (a)	6,720
	Temporary Manual Labor
615,000	TAL International Group	6,704
	Intermodal Freight Containers Leasing
		277,350
	> Industrial Distribution 2.2%
2,275,000	Airgas	92,206
	Industrial Gas Distributor
1,000,000	WW Grainger	81,880
	Industrial Distribution
900,000	Watsco	44,037
	HVAC Distribution
2,600,000	Interline Brands (a)(b)	35,568
	Industrial Distribution
		253,691
	> Outsourcing Services 1.5%
2,300,000	Quanta Services (a)	53,199
	Electrical & Telecom Construction Services
30,000,000	OLAM International (Singapore)	50,161
	Agriculture Supply Chain Manager
1,935,000	Administaff (b)	45,027
	Professional Employer Organization
3,000,000	Serco (United Kingdom)	20,843
	Facilities Management
600,000	GP Strategies (a)	3,534
	Training Programs
		172,764
	> Construction 1.2%
700,000	Martin Marietta Materials	55,216
	Aggregates
1,700,000	Simpson Manufacturing	36,754
	Wall Joint Maker
60,000	NVR (a)	30,144
	DC Homebuilder
437,500	Ritchie Brothers Auctioneers (c)	10,259
	Heavy Equipment Auctioneer
584,000	M/I Homes (a)	5,717
	Columbus-based Home Builder
		138,090
	> Waste Management 0.7%
1,858,500	Republic Services	45,366
	Solid Waste Management
1,200,000	Waste Connections (a)	31,092
	Solid Waste Management
		76,458
	> Electrical Components 0.4%
1,300,000	Acuity Brands	36,465
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	15,947
	Industrial Light Sources
		52,412

Number of Shares		Value (000)
	> Conglomerates 0.3%
2,869,585	Aalberts Industries (Netherlands)	$22,578
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	16,761
	Electronic Parts & Ceramics
		39,339
	> Steel 0.3%
1,700,000	GrafTech International (a)	19,227
	Industrial Graphite Materials Producer
390,000	Haynes International (a)	9,243
	Producer of High Performance Alloys
450,000	Commercial Metals	7,214
	Vertically Integrated Steelmaker
		35,684
Industrial Goods & Services: Total		2,269,770
Consumer Goods & Services 16.1%
	> Retail 3.9%
4,020,000	Urban Outfitters (a)	83,897
	Apparel & Home Specialty Retailer
7,507,000	Chico's FAS (a)	73,043
	Women's Specialty Retailer
2,505,000	Abercrombie & Fitch	63,602
	Teen Apparel Retailer
1,964,000	J Crew Group (a)	53,067
	Multi-channel Branded Retailer
1,061,000	Children's Place Retail Stores (a)	28,042
	Specialty Children's Retailer
3,308,890	Hot Topic (a)(b)	24,188
	Music Inspired Retailer of Apparel, Accessories & Gifts
1,800,000	Lululemon Athletica (a)(c)	23,454
	Premium Active Apparel Retailer
4,250,000	Talbots (b)	22,950
	Women's Specialty Retailer
1,706,102	Charlotte Russe (a)(b)	21,975
	Value Fashion Retailer
647,000	GameStop (a)	14,241
	Video Game Specialty Retailer
3,100,000	Saks (a)	13,733
	Luxury Department Store Retailer
600,000	Hibbett Sports (a)	10,800
	Sporting Goods Retailer
2,751,621	Charming Shoppes (a)	10,236
	Women's Specialty Plus Size Apparel Retailer
1,371,366	Gaiam (a)(b)	7,501
	Healthy Living Catalogs & E-Commerce
445,700	Bebe Stores	3,067
	Women's Contemporary Specialty Apparel Retailer
830,444	American Apparel (a)	3,023
	Vertically Integrated Apparel Retailer
		456,819

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Educational Services 2.8%
1,400,000	ITT Educational Services (a)	$140,924
	Post-secondary Degree Services
9,500,000	SkillSoft - ADR (a)(b)	74,100
	Web-based Learning Solutions (E-Learning)
1,700,000	Career Education (a)	42,313
	Post-secondary Education
1,750,301	Universal Technical Institute (a)(b)	26,132
	Vocational Training
386,000	New Oriental Education & Technology - ADR (China) (a)	26,001
	China's Largest Private Education Service Provider
2,974,300	Princeton Review (a)(b)	16,091
	College Preparation Courses
2,000,000	Voyager Learning (a)(b)	6,900
	Education Services for the K-12 Market
		332,461
	> Travel 2.4%
4,700,000	Expedia (a)	71,017
	Online Travel Services Company
1,950,000	Vail Resorts (a)(b)	52,299
	Ski Resort Operator & Developer
3,700,000	Gaylord Entertainment (a)(b)	47,027
	Convention Hotels
1,700,000	Choice Hotels	45,237
	Franchisor of Budget Hotel Brands
6,000,000	Avis Budget Group (a)(b)	33,900
	Second Largest Car Rental Company
3,000,000	Hertz (a)	23,970
	Largest U.S. Rental Car Operator
110,000	Pierre & Vacances (France)	7,653
	Vacation Apartment Lets
		281,103
	> Apparel 1.7%
5,930,000	Coach	159,398
	Designer & Retailer of Branded Leather Accessories
1,783,000	True Religion Apparel (a)(b)	39,761
	Premium Denim
		199,159
	> Nondurables 1.4%
1,010,000	Chattem (a)(b)	68,781
	Personal Care Products
2,500,000	Jarden (a)	46,875
	Branded Household Products
1,700,000	Helen of Troy (a)(b)	28,543
	Hair Dryers & Curling Irons
450,000	Energizer Holdings (a)	23,508
	Household & Personal Care Products
		167,707
	> Furniture & Textiles 1.1%
3,500,000	Herman Miller (b)	53,690
	Office Furniture
4,000,000	Knoll (b)	30,320
	Office Furniture
1,245,000	HNI	22,485
	Office Furniture & Fireplaces

Number of Shares		Value (000)
2,016,856	Steelcase	$11,738
	Office Furniture
646,780	Interface	4,010
	Modular & Broadloom Carpet
		122,243
	> Food & Beverage 0.6%
1,600,000	Hansen Natural (a)	49,312
	Alternative Beverages
2,500,000	Smart Balance (a)	17,025
	Healthy Food Products
		66,337
	> Casinos & Gaming 0.5%
4,050,000	Pinnacle Entertainment (a)(b)	37,625
	Regional Casino Operator
875,000	Penn National Gaming (a)	25,471
	Regional Casino Operator
		63,096
	> Leisure Products 0.4%
1,390,000	Thor Industries	25,534
	RV & Bus Manufacturer
1,416,000	Speedway Motorsports	19,484
	Motorsports Racetrack Owner & Operator
850,000	Winnebago Industries	6,316
	Motor Home Maker
		51,334
	> Consumer Goods Distribution 0.4%
2,600,000	Pool (b)	43,056
	Distributor of Swimming Pool Supplies & Equipment
110,010	Central European Distribution (Poland) (a)	2,923
	Vodka Production & Spirits Distribution
		45,979
	> Other Consumer Services 0.4%
1,900,000	Lifetime Fitness (a)(c)	38,019
	Sport & Fitness Club Operator
3,381,400	Lifestyle International (Hong Kong)	4,397
	Mid to High-end Department Store Operator in Hong Kong & China
		42,416
	> Restaurants 0.3%
550,000	P.F. Chang's China Bistro (a)	17,633
	Mandarin Style Restaurants
2,000,000	AFC Enterprises (a)(b)	13,500
	Popeye's Restaurants
		31,133
	> Other Entertainment 0.2%
435,000	CTS Eventim (Germany)	17,620
	Event Ticket Sales
		17,620
	> Other Durable Goods —%
4,500,000	Champion Enterprises (a)(b)	1,440
	Manufactured Homes
		1,440
Consumer Goods & Services: Total		1,878,847

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 13.0%
	> Insurance 3.4%
2,400,000	Assurant	$57,816
	Specialty Insurance
2,365,000	HCC Insurance Holdings	56,784
	Specialty Insurance
1,300,000	Endurance Specialty Holdings	38,090
	Commercial Lines Insurance/Reinsurance
1,748,000	Leucadia National (a)	36,865
	Insurance Holding Company
1,450,000	Delphi Financial Group	28,174
	Workers Compensation & Group Employee Benefit Products & Services
100,000	Markel (a)	28,170
	Specialty Insurance
575,000	Navigators Group (a)	25,547
	Specialty Insurance
1,000,000	Aspen Insurance	22,340
	Commercial Lines Insurance/Reinsurance
9,420,000	Conseco (a)(b)	22,326
	Life, Long-term Care & Medical Supplement Insurance
900,000	Tower Group	22,302
	Commercial & Personal Lines Insurance
832,000	Willis Group	21,407
	Insurance Broker
1,420,000	Selective Insurance Group	18,133
	Commercial & Personal Lines Insurance
1,200,000	SeaBright Insurance Holdings (a)(b)	12,156
	Workers Compensation Insurance
995,000	Protective Life	11,383
	Life Insurance
		401,493
	> Banks 3.3%
3,000,000	BOK Financial	113,010
	Tulsa-based Southwest Bank
4,150,000	TCF Financial	55,485
	Great Lakes Bank
4,538,205	Valley National Bancorp	53,097
	New Jersey/New York Bank
3,337,900	Associated Banc-Corp	41,724
	Midwest Bank
1,160,000	SVB Financial Group (a)	31,575
	Bank to Venture Capitalists
1,690,000	Wilmington Trust	23,085
	Delaware Trust Bank
2,020,000	MB Financial (b)	20,584
	Chicago Bank
1,200,000	TriCo Bancshares (b)	18,600
	California Central Valley Bank
250,000	Cullen/Frost Bankers	11,530
	Texas Bank
170,000	City National	6,261
	Bank & Asset Manager
178,550	Sandy Spring Bancorp	2,625
	Baltimore, D.C. Bank
1,000,000	West Coast Bancorp (b)	2,040
	Portland Community Bank

Number of Shares		Value (000)
341,296	Green Bankshares	$1,529
	Tennessee Bank
		381,145
	> Finance Companies 2.5%
7,235,000	AmeriCredit (a)(b)(c)	98,034
	Auto Lending
1,730,000	GATX	44,495
	Rail Car Lessor
2,266,361	McGrath Rentcorp (b)	43,197
	Temporary Space & IT Rentals
3,300,000	H&E Equipment Services (a)(b)	30,855
	Heavy Equipment Leasing
1,545,000	World Acceptance (a)(b)	30,761
	Personal Loans
655,000	Aaron's	19,532
	Rent to Own
7,000,000	CIT Group	15,050
	Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring
1,650,000	CAI International (a)(b)	8,415
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	6,110
	Small Equipment Leasing
		296,449
	> Brokerage & Money Management 2.1%
6,448,000	SEI Investments	116,322
	Mutual Fund Administration & Investment Management
4,235,000	Eaton Vance	113,286
	Specialty Mutual Funds
700,000	Investment Technology Group (a)	14,273
	Electronic Trading
550,000	Cohen & Steers (c)	8,223
	REIT Fund Manager
		252,104
	> Savings & Loans 1.7%
8,563,899	People's United	128,801
	Connecticut Savings & Loan
1,989,000	Washington Federal	25,857
	Savings & Loan
450,000	Housing Development Finance (India)	22,075
	Indian Mortgage Lender
500,000	ViewPoint Financial	7,615
	Texas Thrift
660,000	Provident New York Bancorp	5,359
	New York State Thrift
234,693	Berkshire Hills Bancorp	4,877
	Northeast Thrift
		194,584
Finance: Total		1,525,775
Health Care 11.7%
	> Medical Equipment & Devices 3.6%
3,000,000	Alexion Pharmaceuticals (a)	123,360
	Biotech Focused on Orphan Diseases
2,100,000	Illumina (a)	81,774
	Leading Tools & Service Provider for Genetic Analysis

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
750,000	Edwards Lifesciences (a)	$51,022
	Heart Valves
700,000	Haemonetics (a)	39,900
	Blood & Plasma Collection Equipment
2,400,000	American Medical Systems (a)	37,920
	Medical Devices to Treat Urological Conditions
1,900,000	Hologic (a)	27,037
	Diagnostic & Medical Imaging Equipment for Women's Health
900,000	Kinetic Concepts (a)	24,525
	Wound Healing & Tissue Repair Products
300,000	Beckman Coulter	17,142
	In-vitro Clinical Diagnostics
600,000	Orthofix International (a)	15,006
	Bone Fixation & Stimulation Devices
		417,686
	> Biotechnology & Drug Delivery 3.2%
2,000,000	Myriad Genetics (a)	71,300
	Genetic Diagnostics
1,660,000	Auxilium Pharmaceuticals (a)	52,091
	Biotech Focused on Niche Disease Areas
3,000,000	BioMarin (a)	46,830
	Biotech Focused on Orphan Diseases
4,800,000	Medarex (a)	40,080
	Humanized Antibodies
3,834,516	Seattle Genetics (a)	37,271
	Antibody-based Therapies for Cancer
400,000	United Therapeutics (a)	33,332
	Biotech Focused on Rare Diseases
4,631,195	Nektar Therapeutics (a)(b)	30,010
	Drug Delivery Technologies
2,000,000	Savient Pharmaceuticals (a)	27,720
	Biotech Company Focused on Niche Disease Areas
1,781,707	InterMune (a)	27,082
	Drugs for Pulmonary Fibrosis & Hepatitis C
669,465	NPS Pharmaceuticals (a)	3,119
	Orphan Drugs & Healthy Royalties
97,275	Poniard (a)	581
	Cancer Biotech
359,944	MicroDose Technologies (a)(d)	198
	Drug Inhaler Development
1,249,999	Perlegen Sciences (a)(d)	25
	Large Scale Gene Sequencing
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	15
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	8
	High Throughput Rational Drug Design
		369,662
	> Medical Supplies 2.6%
1,090,000	Henry Schein (a)	52,265
	Largest Distributor of Healthcare Products
2,453,000	Luminex (a)(b)	45,479
	Life Science Tools & Molecular Diagnostics
4,000,000	Cepheid (a)(b)	37,680
	Molecular Diagnostics

Number of Shares		Value (000)
850,000	ICU Medical (a)(b)	$34,978
	Intravenous Therapy Products
1,675,000	QIAGEN (Netherlands) (a)	31,138
	Life Science Tools & Molecular Diagnostics
486,000	Techne	31,012
	Cytokines, Antibodies & Other Reagents for Life Science
665,000	Idexx Laboratories (a)	30,723
	Diagnostic Equipment & Services for Veterinarians
700,000	Cooper	17,311
	Contact Lens Manufacturer
900,000	Immucor (a)	12,384
	Automated Blood Typing Reagents
150,000	Owens & Minor	6,573
	Distribution of Medical Supplies
		299,543
	> Health Care Services 1.8%
2,200,000	Psychiatric Solutions (a)	50,028
	Behavioral Health Services
1,050,000	Charles River Laboratories (a)	35,437
	Pharmaceutical Research
1,847,035	PSS World Medical (a)	34,189
	Distributor of Medical Supplies
700,000	MEDNAX (a)	29,491
	Physician Management for Pediatric & Anesthesia Practices
4,250,000	eResearch Technology (a)(b)	26,393
	Clinical Research Services
975,300	Rhoen-Klinikum (Germany)	21,566
	Health Care Services
850,000	Healthcare Services Group	15,198
	Outsourced Services to Long-term Care Industry
		212,302
	> Pharmaceuticals 0.5%
1,000,000	Cephalon (a)	56,650
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
2,450,000	United Drug (Ireland)	6,806
	Irish Pharmaceutical Wholesaler & Outsourcer
151,531	Myriad Pharmaceuticals (a)	705
	Genetic Diagnostics
		64,161
Health Care: Total		1,363,354
Energy & Minerals 8.3%
	> Oil Services 3.9%
2,809,568	Fugro (Netherlands)	116,666
	Sub-sea Oilfield Services
3,100,000	FMC Technologies (a)	116,498
	Oil & Gas Wellhead Manufacturer
3,200,000	Atwood Oceanics (a)	79,712
	Offshore Drilling Contractor
1,000,000	Oceaneering International (a)	45,200
	Provider of Sub-sea Services & Manufactured Products
1,670,000	ShawCor (Canada)	28,902
	Oil & Gas Pipeline Products

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil Services—continued
4,870,800	Trinidad Drilling (Canada)	$20,603
	Operator of Deep Land Drilling Rigs & Service Rigs throughout North America
1,750,000	Tesco (a)	13,895
	Developing New Well Drilling Technologies
375,000	Bristow (a)	11,111
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
1,198,000	Tetra Technologies (a)	9,536
	U.S.-based Service Company with Life of Field Approach
502,000	Exterran Holdings (a)	8,052
	Natural Gas Compressor Rental & Fabrication
2,983,500	Horizon North Logistics (Canada) (a)	2,693
	Provides Diversified Oil Service Offering in Northern Canada
		452,868
	> Oil & Gas Producers 3.8%
3,600,000	Southwestern Energy (a)	139,860
	Oil & Gas Producer
1,850,000	XTO Energy	70,559
	Oil & Gas Producer
1,100,000	Range Resources	45,551
	Oil & Gas Producer
5,110,550	Pacific Rubiales Energy (Canada) (a)	42,136
	Oil Production & Exploration in Colombia
975,000	Ultra Petroleum (a)	38,025
	Oil & Gas Producer
2,400,000	Tullow Oil (United Kingdom)	37,131
	Oil & Gas Producer
1,400,000	Carrizo Oil & Gas (a)	24,010
	Oil & Gas Producer
1,400,000	Denbury Resources (a)	20,622
	Oil Producer Using Co2 Injection
4,000,000	Gran Tierra Energy (Canada) (a)	13,927
	Oil Exploration & Production in Colombia, Peru & Argentina
1,200,000	TriStar Oil & Gas (Canada) (a)	11,338
	Canadian Oil & Gas Producer
1,500,000	Vaalco Energy (a)	6,345
	Oil & Gas Producer
		449,504
	> Mining 0.5%
2,700,000	Silver Wheaton (Canada) (a)	22,248
	Silver Mining Royalty Company
7,725,000	Uranium One (South Africa) (a)	17,733
	Uranium Mines in Kazakhstan, the U.S. & Australia
300,000	Royal Gold	12,510
	Precious Metals Mining Royalty Company
1,000,000	Ivanhoe Mines (Canada) (a)	5,545
	Copper Mine Project in Mongolia
		58,036
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	12,828
	Natural Gas Distribution, Pipeline Processing & Trading
		12,828

Number of Shares		Value (000)
	> Alternative Energy —%
1,800,000	Synthesis Energy Systems (China) (a)	$2,070
	Owner/Operator of Gasification Plants
		2,070
Energy & Minerals: Total		975,306
Other Industries 4.1%
	> Real Estate 2.2%
675,000	Federal Realty Investment Trust	34,776
	Shopping Centers
850,000	Digital Realty Trust	30,473
	Technology-focused Office Buildings
900,000	Corporate Office Properties	26,397
	Office Buildings
900,000	American Campus Communities	19,962
	Student Housing
1,065,000	Macerich Company (c)	18,755
	Regional Shopping Malls
750,000	SL Green Realty	17,205
	Manhattan Office Buildings
700,000	Washington REIT	15,659
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	15,300
	Industrial Properties
40,000,000	Mapletree Logistics (Singapore)	15,263
	Asian Logistics Landlord
13,069,100	Ascendas REIT (Singapore)	14,306
	Singapore Industrial Property Landlord
1,360,000	BioMed Realty Trust	13,913
	Life Science-focused Office Buildings
2,800	Orix JREIT (Japan)	12,817
	Diversified REIT
1,400,000	Extra Space Storage	11,690
	Self Storage Facilities
1,158,000	Forest City Enterprises, Class B (b)	7,515
	Commercial & Residential Property Developer
2,300,000	Kite Realty Group	6,716
	Community Shopping Centers
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		260,747
	> Transportation 1.3%
2,110,000	JB Hunt Transport Services	64,418
	Truck & Intermodal Carrier
2,480,000	Heartland Express	36,506
	Regional Trucker
2,500,000	Rush Enterprises, Class A (a)(b)	29,125
500,000	Rush Enterprises, Class B (a)(b)	4,955
	Truck Sales & Services
625,000	American Commercial Lines (a)	9,675
	Operator of Inland Barges/Builder of Barges & Vessels
200,000	World Fuel Services	8,246
	Global Fuel Broker
		152,925

See accompanying notes to financial statements.

30

Number of Shares or Principal Amount (000)		Value (000)
	> Regulated Utilities 0.6%
1,800,000	Northeast Utilities	$40,158
	Regulated Electric Utility
536,000	Red Electrica de Espana (Spain)	24,251
	Spanish Power Grid
		64,409
Other Industries: Total		478,081
Total Equities: 97.3% (Cost: $10,546,278)		11,375,062
Securities Lending Collateral: 1.1%
133,395,450	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.150%)	133,395
Total Securities Lending Collateral: (Cost: $133,395)		133,395
Short-Term Obligations: 2.9%
	> Repurchase Agreement 2.5%
$291,659	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by U.S. Treasury obligations with various maturities to 8/17/17, market value $297,497 (repurchase proceeds $291,659)	291,659
		291,659
	> Commercial Paper 0.4%
50,000	Toyota Motor Credit 0.26% due 7/06/09	49,998
		49,998
Total Short-Term Obligations: (Amortized Cost: $341,657)		341,657
Total Investments: 101.3% (Cost: $11,021,330)(g)(h)		11,850,114
Obligation to Return Collateral for Securities Loaned: (1.1)%		(133,395)
Cash and Other Assets Less Liabilities: (0.2)%		(22,925)
Total Net Assets: 100.0%		$11,693,794

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
Actuate	1,683,760	1,102,043	-	2,785,803	$13,316	$-
Administaff	2,025,000	-	90,000	1,935,000	45,027	527
AFC Enterprises	1,800,000	200,000	-	2,000,000	13,500	-
AmeriCredit	7,235,000	-	-	7,235,000	98,034	-
Array Biopharma*	2,910,000	-	2,910,000	-	-	-
Avis Budget Group	-	6,000,000	-	6,000,000	33,900	-
Bally Technologies	3,750,000	275,000	-	4,025,000	120,428	-
CAI International	1,500,000	150,000	-	1,650,000	8,415	-
Carrizo Oil & Gas*	2,525,000	200,000	1,325,000	1,400,000	24,010	-
Cepheid	3,100,000	900,000	-	4,000,000	37,680	-
Champion Enterprises	4,500,000	-	-	4,500,000	1,440	-
Charlotte Russe	-	1,706,102	-	1,706,102	21,975	-
Chattem	1,010,000	-	-	1,010,000	68,781	-
Clarcor	3,000,000	-	-	3,000,000	87,570	540
Cogent Communications	4,300,000	-	-	4,300,000	35,045	-
Conseco	9,420,000	-	-	9,420,000	22,326	-
Donaldson	4,200,000	-	-	4,200,000	145,488	966
Drew Industries	1,324,000	276,000	-	1,600,000	19,472	-
Entravision Communications*	2,500,000	-	-	2,500,000	1,200	-
eResearch Technology	3,935,901	314,099	-	4,250,000	26,393	-
ESCO Technologies	2,200,000	-	-	2,200,000	98,560	-
FARO Technologies	1,275,000	-	221,035	1,053,965	16,368	-
Forest City Enterprises, Class B	1,158,000	-	-	1,158,000	7,515	-
Forward Air	1,900,000	-	250,000	1,650,000	35,178	231
Gaiam	1,200,000	171,366	-	1,371,366	7,501	-
Gaylord Entertainment	3,300,000	400,000	-	3,700,000	47,027	-
H&E Equipment Services	3,300,000	-	-	3,300,000	30,855	-
Hackett Group	4,600,000	-	100,000	4,500,000	10,485	-
HEICO	850,000	375,000	-	1,225,000	35,844	51
Helen of Troy	1,900,000	-	200,000	1,700,000	28,543	-
Herman Miller	3,000,000	500,000	-	3,500,000	53,690	528
Hot Topic	-	3,791,890	483,000	3,308,890	24,188	-
ICU Medical	1,250,000	-	400,000	850,000	34,978	-
iGate	5,000,000	-	-	5,000,000	33,100	550
II-VI	2,400,000	-	-	2,400,000	53,208	-
Informatica	5,500,000	1,200,000	-	6,700,000	115,173	-
Interline Brands	2,000,000	600,000	-	2,600,000	35,568	-
IPG Photonics	2,750,000	-	-	2,750,000	30,167	-
ITT Educational Services*	2,150,000	-	750,000	1,400,000	140,924	-
IXYS	2,035,000	100,000	-	2,135,000	21,606	-
Kenexa	2,425,000	-	-	2,425,000	28,057	-
Kite Realty Group*	1,900,000	400,000	-	2,300,000	6,716	740
Knoll	3,300,000	700,000	-	4,000,000	30,320	476
Luminex	1,110,000	1,343,000	-	2,453,000	45,479	-
Marlin Business Services	1,091,000	-	-	1,091,000	6,110	-
MB Financial	2,020,000	-	-	2,020,000	20,584	263
McGrath Rentcorp	1,890,000	376,361	-	2,266,361	43,197	838
Mediacom Communications	4,000,000	-	344,085	3,655,915	18,682	-
Mine Safety Appliances	1,975,000	-	-	1,975,000	47,597	948
Mobile Mini*	1,750,000	-	-	1,750,000	25,672	-
Navigant Consulting	2,500,000	-	-	2,500,000	32,300	-
Nektar Therapeutics	5,325,000	-	693,805	4,631,195	30,010	-
PAETEC Holdings	8,000,000	165,000	-	8,165,000	22,045	-
Pericom Semiconductor	915,000	850,000	-	1,765,000	14,861	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	37,625	-
Pool	2,600,000	-	-	2,600,000	43,056	676
Princeton Review	2,550,000	424,300	-	2,974,300	16,091	-
Quality Systems*	1,850,000	-	700,000	1,150,000	65,504	975

See accompanying notes to financial statements.

32

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
Radiant Systems	3,050,000	-	-	3,050,000	$25,315	$-
Rush Enterprises	2,750,000	250,000	-	3,000,000	34,080	-
Salem Communications	1,541,000	-	-	1,541,000	1,479	-
Savient Pharmaceuticals*	1,416,941	1,583,059	1,000,000	2,000,000	27,720	-
SeaBright Insurance Holdings	1,200,000	-	-	1,200,000	12,156	-
Seattle Genetics*	4,400,000	-	565,484	3,834,516	37,271	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	74,100	-
Smart Balance*	5,000,000	-	2,500,000	2,500,000	17,025	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	432	-
Stewart Information Services*	909,420	-	909,420	-	-	-
Stratasys*	1,180,000	-	235,900	944,100	10,376	-
Supertex	1,035,000	-	-	1,035,000	25,989	-
Switch & Data Facilities	2,500,000	-	-	2,500,000	29,325	-
Talbots	4,250,000	-	-	4,250,000	22,950	-
TriCo Bancshares	1,200,000	-	-	1,200,000	18,600	312
True Religion Apparel	1,150,000	633,000	-	1,783,000	39,761	-
tw telecom	9,500,000	-	-	9,500,000	97,565	-
Universal Technical Institute	1,500,000	250,301	-	1,750,301	26,132	-
Vail Resorts	2,390,000	-	440,000	1,950,000	52,299	-
Viad*	1,032,075	-	1,032,075	-	-	73
Virtusa	1,000,000	450,000	-	1,450,000	11,644	-
Voyager Learning	2,000,000	-	-	2,000,000	6,900	-
West Coast Bancorp	837,000	163,000	-	1,000,000	2,040	18
World Acceptance	1,545,000	-	-	1,545,000	30,761	-
TOTAL OF AFFILIATED TRANSACTIONS	221,024,097	25,849,521	15,149,804	231,723,814	$2,822,304	$8,712

*  At June 30, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2009, were $3,111,124 and $2,822,304, respectively. Investments in affiliated companies represented 24.1% of the Fund's total net assets at June 30, 2009.

(c)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $129,784.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $246, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Technologies	11/24/00	359,944	$2,005	$198
Perlegen Sciences	3/30/01	1,249,999	4,500	25
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	187,500	7,500	15
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	96,644	280	8
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$14,490	$246

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2009, for federal income tax purposes cost of investments was $11,021,330 and net unrealized appreciation was $828,784 consisting of gross unrealized appreciation of $3,273,254 and gross unrealized depreciation of $2,444,470.

(h)  On June 30, 2009, the market value of foreign securities represented 9.52% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$191,657	1.64
Canada	147,392	1.26
Singapore	128,585	1.10
Japan	110,684	0.95
Chile	72,380	0.62
United Kingdom	68,319	0.58
France	55,578	0.48
Sweden	47,045	0.40
China	44,568	0.38
Germany	39,186	0.34
Hong Kong	37,392	0.32
	Value	Percentage of Net Assets
Denmark	$29,504	0.25
India	28,373	0.24
South Korea	25,977	0.22
Spain	24,251	0.21
Israel	18,456	0.16
South Africa	17,733	0.15
Switzerland	16,651	0.14
Ireland	6,806	0.06
Poland	2,923	0.02
Luxembourg	-	-
Total Foreign Portfolio	$1,113,460	9.52

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Information	$2,654,709	$229,220	$-	$2,883,929
Total Industrial Goods & Services	2,026,969	242,801	-	2,269,770
Total Consumer Goods & Services	1,802,150	29,670	-	1,831,820
Total Finance	1,503,700	22,075	-	1,525,775
Total Health Care	1,334,736	28,372	246	1,363,354
Total Energy & Minerals	821,509	153,797	-	975,306
Total Other Industries	458,471	66,637	-	525,108
Total Equities	10,602,244	772,572	246	11,375,062
Securities Lending Collateral	133,395	-	-	133,395
Short-Term Obligations	-	341,657	-	341,657
Total Investments	10,735,639	1,114,229	246	11,850,114
Total	$10,735,639	$1,114,229	$246	$11,850,114

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Secruities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Health Care
Biotechnology & Drug Delivery	$426	$-	$-	$(180)	$-	$-	$-	$-	$246	$(180)
Other Industries
Real Estate*	-	-	-	-	-	-	-	-	-	-
Total	$426	$-	$-	$(180)	$-	$-	$-	$-	$246	$(180)

*  Security Capital European Realty has no value.

  The change in unrealized depreciation attributable to securities owned at June 30, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $180. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

34

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Asia
> Japan
Aeon Delight	1,066,100	1,243,900
Aeon Mall	880,000	1,354,000
Asics	1,748,100	2,143,500
Benesse	286,900	398,900
Daiseki	755,700	787,200
Point	418,760	519,570
Rohto Pharmaceutical	1,250,000	1,735,100
Zenrin	600,000	743,100
> China
Mindray - ADR	797,000	833,800
New Oriental Education & Technology - ADR	223,000	382,000
RexLot Holdings	151,000,000	250,000,000
Shandong Weigao	2,625,000	4,800,000
> Singapore
Ascendas REIT	0	9,821,100
Mapletree Logistics	70,000,000	76,413,000
OLAM International	27,500,000	30,000,000
Singapore Exchange	6,900,000	7,000,000
> India
Educomp Solutions	250,000	370,000
Shriram Transport Finance	1,600,000	2,135,000
> South Korea
Mirae Asset Securities	0	376,000
NHN	94,000	245,000
> Taiwan
President Chain Store	6,996,000	9,994,000
Simplo Technology	0	3,655,000
Yuanta FHC	0	45,000,000
> Hong Kong
Lifestyle International	19,000,000	20,668,600
Europe
> United Kingdom
Chemring	275,000	384,000
Cobham	3,050,000	4,434,000
N Brown Group	0	2,730,000
Serco	5,100,000	5,500,000
> Netherlands
Aalberts Industries	1,992,322	2,051,535
Fugro	628,000	661,945
Smit Internationale	228,993	244,969
Vopak	372,000	390,900
> Germany
Tognum	656,900	744,400

	Number of Shares
	03/31/09	06/30/09
> France
Carbone Lorraine	309,390	399,598
Eutelsat	0	393,000
Neopost	198,000	295,000
Pierre & Vacances	171,700	222,118
Rubis	139,900	155,900
SAFT	322,000	441,635
> Sweden
East Capital Explorer	0	750,000
> Italy
CIR	12,866,000	15,569,356
Credito Emiliano	1,500,000	2,045,000
> Denmark
Novozymes	130,000	297,000
> Spain
Red Electrica de Espana	440,000	532,000
Other Countries
> United States
Alexion Pharmaceuticals	350,000	475,000
Atwood Oceanics	1,290,000	1,340,000
Illumina	0	150,000
Ritchie Brothers Auctioneers	0	150,000
World Fuel Services	0	200,000
> Canada
CCL Industries	819,000	1,117,000
Ivanhoe Mines	0	744,000
> Australia
Cochlear	0	70,000
> South Africa
Naspers	1,723,000	1,973,000
Latin America
> Brazil
Localiza Rent A Car	5,156,000	5,500,000
Natura	1,500,000	2,000,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	600,000	700,000

See accompanying notes to financial statements.

35

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales
Asia
> Japan
Jupiter Telecommunications	43,500	31,500
Makita	540,000	430,000
Cosel	882,000	0
NGK Insulators	690,000	0
Ryohin Keikaku	288,000	0
SYSMEX	231,000	0
T. Hasegawa	538,000	0
Union Tool	247,200	0
Yusen Air & Sea Service	614,400	0
> China
Jiangsu Expressway	28,896,000	20,563,000
Hopewell Highway Infrastructure	17,098,900	0
Sinotrans	34,508,800	0
> Singapore
ComfortDelGro	18,060,000	0
> India
United Phosphorus	8,900,000	3,449,517
> South Korea
Taewoong	360,000	298,000
Woongjin Coway	1,112,000	753,000
> Hong Kong
Hong Kong Exchanges and Clearing	3,000,000	2,700,000
Hong Kong Aircraft Engineering	709,100	0
Europe
> United Kingdom
Intermediate Capital	900,000	864,000
Randgold Resources - ADR	400,000	212,000
> Netherlands
Imtech	2,025,000	1,871,250
QIAGEN	850,000	650,000
> Germany
Rational	175,143	155,000
Rhoen-Klinikum	1,607,845	1,010,947
> France
Iliad	250,000	211,000
Norbert Dentressangle	216,215	160,701
SES	1,447,000	944,000
> Switzerland
Geberit	200,000	167,000
Kuehne & Nagel	317,000	275,000

	Number of Shares
	03/31/09	06/30/09
> Sweden
Hexagon	4,733,000	3,944,000
> Italy
Sabaf	115,295	0
> Poland
ING Bank Slaski	44,162	0
> Greece
Intralot	5,090,000	3,427,000
> Russia
Novolipetsk Steel - GDR	775,000	0
Other Countries
> United States
FMC Technologies	410,000	251,000
> South Africa
Impala Platinum Holdings	1,440,000	0
> New Zealand
Sky City Entertainment	6,320,612	868,418
Latin America
> Brazil
Porto Seguro	2,500,000	0
> Chile
Sociedad Quimica y Minera de Chile - ADR	1,129,000	862,000

See accompanying notes to financial statements.

36

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 94.4%
Asia 42.6%
	> Japan 18.4%
6,550,000	Kansai Paint	$46,895
	Paint Producer in Japan, India, China & Southeast Asia
11,371	Nippon Residential Investment	27,963
	Residential REIT
519,570	Point	27,895
	Apparel Specialty Retailer
10,170	Seven Bank	26,592
	ATM Processing Services
1,354,000	Aeon Mall	25,621
	Suburban Shopping Mall Developer, Owner & Operator
3,000,000	Kamigumi	25,254
	Port Cargo Handling & Logistics
31,500	Jupiter Telecommunications	23,882
	Largest Cable Service Provider in Japan
4,300	Osaka Securities Exchange	20,490
	Osaka Securities Exchange
1,243,900	Aeon Delight	20,095
	Facility Maintenance & Management
1,735,100	Rohto Pharmaceutical	19,576
	Health & Beauty Products
2,143,500	Asics	19,462
	Footwear & Apparel
4,200	Orix JREIT	19,226
	Diversified REIT
925,200	Glory	18,303
	Currency Handling Systems & Related Equipment
640,000	Ibiden	17,878
	Electronic Parts & Ceramics
737,000	Kintetsu World Express	17,504
	Airfreight Logistics
787,200	Daiseki	17,284
	Waste Disposal & Recycling
1,750,000	Suruga Bank	16,680
	Regional Bank
553,400	Unicharm PetCare	16,520
	Pet Food & Pet Toiletries
1,900	Nippon Building Fund	16,261
	Office REIT
398,900	Benesse	15,943
	Education Service Provider
950,000	Ushio	15,150
	Industrial Light Sources
7,500	Wacom	15,135
	Computer Graphic Illustration Devices
193,000	Nakanishi	14,187
	Dental Tools & Machinery
3,050	Fukuoka	13,672
	Diversified REIT in Fukuoka
643,000	Ain Pharmaciez (a)	13,332
	Dispensing Pharmacy/Drugstore Operator
587,800	Miura	13,094
	Industrial Boiler

Number of Shares		Value (000)
3,100,000	Chuo Mitsui Trust Holdings	$11,765
	Trust Bank
480,000	Olympus	11,279
	Medical Equipment (Endoscopes) & Cameras
580,000	Hamamatsu Photonics	11,056
	Optical Sensors for Medical & Industrial Applications
743,100	Zenrin	10,982
	Map Content Publisher
785,000	Tamron	10,704
	Camera Lens Maker
430,000	Makita	10,356
	Power Tools
1,650	Nippon Accommodations Fund	7,405
	Residential REIT
407,200	As One	7,290
	Scientific Supplies Distributor
116,300	Toyo Tanso	4,433
	Carbon & Graphite Products for Industrial Use
115,000	Tsumura	3,583
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
		612,747
	> China 5.7%
29,166,400	China Green	30,605
	Chinese Fruit & Vegetable Grower & Processor
382,000	New Oriental Education & Technology - ADR (b)	25,731
	China's Largest Private Education Service Provider
833,800	Mindray - ADR	23,280
	Medical Device Manufacturer
14,182,000	China Yurun Food	21,353
	Meat Processor in China
250,000,000	RexLot Holdings (b)	19,661
	Lottery Equipment Supplier in China
13,414,000	China Shipping Development	17,114
	China's Dominant Shipper for Oil & Coal
20,563,000	Jiangsu Expressway	15,065
	Chinese Toll Road Operator
15,300,000	Fu Ji Food & Catering Services	12,858
	Food Catering Service Provider in China
4,800,000	Shandong Weigao	12,300
	Vertically Integrated Hospital Consumable Manufacturer
1,000,000	VisionChina Media - ADR (b)	6,110
	Advertising on Digital Screens in China's Mass Transit System
282,500	ZhongDe Waste Technology	5,130
	Solid Municipal Waste & Medical Waste Incinerator Manufacturer
		189,207
	> Singapore 4.2%
30,000,000	OLAM International	50,161
	Agriculture Supply Chain Manager
7,000,000	Singapore Exchange	34,199
	Singapore Equity & Derivatives Market Operator

See accompanying notes to financial statements.

37

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Singapore—continued
76,413,000	Mapletree Logistics	$29,157
	Asian Logistics Landlord
30,000,000	CDL Hospitality Trust	17,112
	Hotel Owner/Operator
9,821,100	Ascendas REIT	10,751
	Singapore Industrial Property Landlord
		141,380
	> India 4.2%
370,000	Educomp Solutions (b)	29,044
	Multimedia Educational Content
1,008,727	Asian Paints	24,675
	India's Largest Paint Company
1,700,000	Jain Irrigation Systems	22,413
	Agricultural Micro-irrigation Systems & Food Processing
450,000	Housing Development Finance (b)	22,075
	Indian Mortgage Lender
1,350,000	Mundra Port & Special Economic	17,180
	Zone Indian West Coast Shipping Port
2,135,000	Shriram Transport Finance	13,529
	Truck Financing in India
3,449,517	United Phosphorus	10,350
	Off-patent Crop Protection Chemicals
		139,266
	> South Korea 3.9%
245,000	NHN (b)	33,853
	South Korea's Largest Online Search Engine
158,000	MegaStudy	28,440
	Online Education Service Provider
298,000	Taewoong	20,955
	Niche Custom Forging
376,000	Mirae Asset Securities	20,368
	South Korean Largest Diversified Financial Company
753,000	Woongjin Coway	18,272
	South Korean Household Appliance Rental Service Provider
616,000	Sung Kwang Bend	9,229
	Custom Industrial Pipes
		131,117
	> Taiwan 3.1%
45,000,000	Yuanta FHC	30,107
	Financial Holding Company in Taiwan
9,994,000	President Chain Store	25,580
	Taiwan's Number One Convenience Chain Store Operator
1,322,000	Formosa International Hotels	18,475
	Hotel, Food & Beverage Operation & Hospitality Management Services
5,844,793	Everlight Electronics	14,859
	LED Packager
3,655,000	Simplo Technology	14,659
	World's Largest Notebook Battery Pack Supplier
		103,680

Number of Shares		Value (000)
	> Hong Kong 2.4%
2,700,000	Hong Kong Exchanges and Clearing	$41,924
	Hong Kong Equity & Derivatives Market Operator
20,668,600	Lifestyle International	26,878
	Mid to High-end Department Store Operator in Hong Kong & China
74,150,656	NagaCorp	9,788
	Casino/Entertainment Complex in Cambodia
		78,590
	> Indonesia 0.7%
75,000,000	Perusahaan Gas Negara	23,051
	Gas Distributor & Pipeline Operator
		23,051
Asia: Total		1,419,038
Europe 34.7%
	> United Kingdom 7.0%
5,500,000	Serco	38,212
	Facilities Management
2,185,600	Intertek Group	37,684
	Testing, Inspection & Certification Services
3,100,000	Capita Group	36,547
	White Collar, Back Office Outsourcing
2,500,000	Smith & Nephew	18,534
	Medical Equipment & Supplies
384,000	Chemring	13,727
	Defense Manufacturer of Countermeasures & Energetics
1,000,000	Rotork	13,639
	Valve Actuators for Oil & Water Pipelines
212,000	Randgold Resources - ADR	13,604
	Gold Mining in Western Africa
4,000,000	RPS Group	13,190
	Environmental Consulting & Planning
4,434,000	Cobham	12,647
	Aerospace Components
690,000	Tullow Oil	10,675
	Oil & Gas Producer
2,730,000	N Brown Group	9,664
	Home Shopping Women's Clothes Retailer
1,000,000	Keller Group	9,115
	Ground Engineering
864,000	Intermediate Capital	6,909
	European Provider of Mezzanine Capital
		234,147
	> Netherlands 6.0%
1,871,250	Imtech	36,421
	Engineering & Technical Services
1,372,989	Koninklijke TenCate (a)	33,254
	Advanced Textiles & Industrial Fabrics
661,945	Fugro	27,487
	Sub-sea Oilfield Services
1,385,000	Unit 4 Agresso (b)(a)	22,654
	Business Development Software
390,900	Vopak (b)	19,553
	World's Largest Operator of Petroleum & Chemical Storage Terminals

See accompanying notes to financial statements.

38

Number of Shares		Value (000)
	> Netherlands—continued
1,088,187	Arcadis	$18,126
	Engineering Consultant
2,051,535	Aalberts Industries	16,142
	Flow Control & Heat Treatment
244,969	Smit Internationale	14,519
	Harbor & Offshore Towage & Marine Services
650,000	QIAGEN (b)	12,064
	Life Science Tools & Molecular Diagnostics
		200,220
	> Germany 4.7%
524,000	Wincor Nixdorf	29,385
	Retail POS Systems & ATM Machines
700,000	CTS Eventim	28,355
	Event Ticket Sales
200,000	Vossloh	24,056
	Rail Infrastructure & Diesel Locomotives
1,010,947	Rhoen-Klinikum	22,354
	Health Care Services
155,000	Rational	17,880
	Commercial Oven Manufacturer
595,000	Elringklinger	9,925
	Automobile Components
744,400	Tognum	9,807
	Diesel Engines for Drive & Power Generation Systems
700,000	Takkt	7,463
	Mail Order Retailer of Office & Warehouse Durables
354,500	Deutsche Beteiligungs	6,067
	Private Equity Investment Management
		155,292
	> France 4.6%
295,000	Neopost	26,528
	Postage Meter Machines
211,000	Iliad	20,495
	Alternative Internet & Telecoms Provider
944,000	SES	18,023
	Satellite Broadcasting Services
441,635	SAFT	17,544
	Niche Battery Manufacturer
222,118	Pierre & Vacances	15,453
	Vacation Apartment Lets
155,900	Rubis	11,610
	Tank Storage & Liquefied Petroleum Gas Distributor
190,000	Eurofins Scientific	11,169
	Food Screening & Testing
399,598	Carbone Lorraine	10,984
	Advanced Industrial Materials
393,000	Eutelsat	10,153
	Co-leader in European Fixed Satellite Services
160,701	Norbert Dentressangle	8,009
	Transport
725,898	Hi-Media (b)	3,633
	Leading Online Advertiser in Europe
		153,601

Number of Shares		Value (000)
	> Switzerland 2.3%
20,500	Sika	$22,756
	Chemicals for Construction & Industrial Applications
275,000	Kuehne & Nagel	21,588
	Freight Forwarding/Logistics
167,000	Geberit	20,582
	Plumbing Supplies
85,000	Burckhardt Compression	11,013
	Gas Compression Pumps
		75,939
	> Sweden 2.2%
3,944,000	Hexagon	35,681
	Measurement Equipment
3,235,000	SWECO	16,357
	Engineering Consultants
4,572,226	Nobia (b)	16,320
	Kitchen Cabinet Manufacturing & Sales
750,000	East Capital Explorer (b)	6,014
	Sweden-based RUS/CEE Investment Fund
		74,372
	> Finland 2.0%
1,310,000	Stockmann	27,828
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	24,911
	Engineering Consultants
2,170,000	Ramirent (b)	13,357
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		66,096
	> Ireland 1.4%
8,100,000	United Drug	22,501
	Irish Pharmaceutical Wholesaler & Outsourcer
600,000	Aryzta (b)	19,210
	Baked Goods
286,000	Paddy Power	6,674
	Irish Betting Services
		48,385
	> Italy 1.2%
15,569,356	CIR (b)	25,755
	Italian Holding Company
2,045,000	Credito Emiliano (b)	9,815
	Italian Regional Bank
900,615	GranitiFiandre	3,243
	Innovative Stoneware
		38,813
	> Poland 0.8%
975,900	Central European Distribution (b)	25,930
	Vodka Production & Spirits Distribution
		25,930
	> Denmark 0.7%
297,000	Novozymes	24,140
	Industrial Enzymes
		24,140

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Spain 0.7%
532,000	Red Electrica de Espana	$24,070
	Spanish Power Grid
		24,070
	> Greece 0.6%
3,427,000	Intralot	20,660
	Lottery & Gaming Systems & Services
		20,660
	> Czech Republic 0.5%
114,000	Komercni Banka	15,817
	Leading Czech Republic Universal Bank
		15,817
Europe: Total		1,157,482
Other Countries 11.7%
	> United States 3.6%
1,340,000	Atwood Oceanics (b)	33,379
	Offshore Drilling Contractor
475,000	Alexion Pharmaceuticals (b)	19,532
	Biotech Focused on Orphan Diseases
275,000	Oceaneering International (b)	12,430
	Provider of Sub-sea Services & Manufactured Products
180,000	Cephalon (b)	10,197
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
251,000	FMC Technologies (b)	9,433
	Oil & Gas Wellhead Manufacturer
300,000	Bristow (b)	8,889
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
200,000	World Fuel Services	8,246
	Global Fuel Broker
460,000	BioMarin (b)	7,181
	Biotech Focused on Orphan Diseases
150,000	Illumina (b)	5,841
	Leading Tools & Service Provider for Genetic Analysis
150,000	Ritchie Brothers Auctioneers (c)	3,517
	Heavy Equipment Auctioneer
324,000	Tesco (b)	2,573
	Developing New Well Drilling Technologies
		121,218
	> Canada 2.4%
1,710,000	ShawCor	29,594
	Oil & Gas Pipeline Products
1,117,000	CCL Industries	22,059
	Leading Global Label Manufacturer
1,897,000	TriStar Oil & Gas (b)	17,924
	Canadian Oil & Gas Producer
850,000	Ivanhoe Mines (b)	4,713
744,000	Ivanhoe Mines (b)	4,166
	Copper Mine Project in Mongolia
2,262,100	Horizon North Logistics (b)	2,042
	Provides Diversified Oil Service Offering in Northern Canada
		80,498

Number of Shares		Value (000)
	> Australia 2.3%
7,140,000	Sino Gold (b)	$29,624
	Gold Mining in The People's Republic of China
536,000	Australian Stock Exchange	15,925
	Australian Equity & Derivatives Market Operator
624,735	Perpetual Trustees	14,305
	Mutual Fund Management
2,000,000	Billabong International	14,055
	Action Sports Apparel Brand Manager
70,000	Cochlear	3,252
	Cochlear Implants for Hearing
		77,161
	> South Africa 2.3%
1,973,000	Naspers	51,999
	Media in Africa & Other Emerging Markets
4,600,000	Mr. Price	16,761
	South African Retailer of Apparel, Household & Sporting Goods
3,049,000	Uranium One (b)	6,999
	Uranium Mines in Kazakhstan, the U.S. & Australia
		75,759
	> Israel 0.9%
2,890,000	Israel Chemicals	28,448
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		28,448
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (b)	7,369
	Largest Retail Bank & Insurer in Kazakhstan
		7,369
	> New Zealand —%
868,418	Sky City Entertainment	1,499
	Casino/Entertainment Complex
		1,499
Other Countries: Total		391,952
Latin America 5.4%
	> Brazil 2.8%
5,500,000	Localiza Rent A Car	33,963
	Car Rental
4,300,000	Suzano (b)	33,268
	Brazilian Pulp & Paper Producer
2,000,000	Natura	26,394
	Direct Retailer of Cosmetics
		93,625
	> Mexico 1.7%
18,000,000	Urbi Desarrollos Urbanos (b)	27,338
	Affordable Housing Builder
700,000	Grupo Aeroportuario del Sureste - ADR	27,300
	Mexican Airport Operator
		54,638

See accompanying notes to financial statements.

40

Number of Shares or Principal Amount (000)		Value (000)
	> Chile 0.9%
862,000	Sociedad Quimica y Minera de Chile - ADR	$31,196
	Producer of Specialty Fertilizers, Lithium & Iodine
		31,196
Latin America: Total		179,459
Total Equities: 94.4% (Cost: $2,898,869)		3,147,931
Securities Lending Collateral: 0.1%
1,944,000	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.150%)	1,944
Total Securities Lending Collateral: (Cost: $1,944)		1,944
Short-Term Obligations: 4.9%
	> Repurchase Agreement 4.4%
$146,027	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by U.S. Government Agency obligations with various maturities to 3/15/16, market value $148,951 (repurchase proceeds $146,027)	146,027
		146,027
	> Commercial Paper 0.5%
16,800	Toyota Motor Credit 0.26% due 7/06/09	16,800
		16,800
Total Short-Term Obligations: (Amortized Cost: $162,827)		162,827
Total Investments: 99.4% (Cost: $3,063,640)(e)(f)		3,312,702
Obligation to Return Collateral for Securities Loaned: (0.1)%		(1,944)
Cash and Other Assets Less Liabilities: 0.7%		22,744
Total Net Assets: 100.0%		$3,333,502

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
Ain Pharmaciez	643,000	-	-	643,000	$13,332	$185
Koninklijke TenCate	1,556,239	78,456	261,706	1,372,989	33,254	725
Unit 4 Aggresso	1,385,000	-	-	1,385,000	22,654	-
Total of Affiliated Transactions	3,584,239	78,456	261,706	3,400,989	$69,240	$910

  The aggregate cost and value of these companies at June 30, 2009, were $59,544 and $69,240, respectively. Investments in affiliated companies represented 2.1% of total net assets at June 30, 2009.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $1,905.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2009, for federal income tax purposes cost of investments was $3,063,640, and net unrealized apppreciation was $249,062 consisting of gross unrealized appreciation of $722,387 and gross unrealized depreciation of $473,325.

(f)  On June 30, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$712,267	21.4
Japanese Yen	612,747	18.4
U.S. Dollar	450,674	13.5
British Pound	220,543	6.6
Hong Kong Dollar	207,546	6.2
Other currencies less than 5% of total net assets	1,108,925	33.3
	$3,312,702	99.4

  At June 30, 2009, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	6,917	$5,000	7/15/2009	$569
AUD	USD	13,288	10,000	8/14/2009	674
CAD	USD	24,233	20,000	7/15/2009	835
CAD	USD	17,589	15,000	8/14/2009	125
JPY	USD	1,977,760	20,000	7/15/2009	533
JPY	USD	2,452,150	25,000	9/15/2009	476
			$95,000		$3,212
Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	18,581	$15,000	9/15/2009	$(110)
CAD	USD	33,561	30,000	9/15/2009	(1,134)
JPY	USD	2,384,325	25,000	8/14/2009	(238)
USD	EUR	33,940	45,000	7/15/2009	(2,614)
USD	EUR	36,714	50,000	8/14/2009	(1,503)
USD	EUR	49,938	70,000	9/15/2009	(47)
			$235,000		$(5,646)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

See accompanying notes to financial statements.

42

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Asia	$55,121	$1,363,917	$-	$1,419,038
Total Europe	39,534	1,117,948	-	1,157,482
Total Other Countries	208,715	183,237	-	391,952
Total Latin America	179,459	-	-	179,459
Total Equities	482,829	2,665,102	-	3,147,931
Securities Lending Collateral	1,944	-	-	1,944
Short-Term Obligations	-	162,827	-	162,827
Total Investments	$484,773	$2,827,929	$-	$3,312,702
Net Forward Foreign Currency Exchange Contracts	$-	$(2,434)	$-	$(2,434)
Total	$484,773	$2,825,495	$-	$3,310,268

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Secruities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Asia
Hong Kong	$312	$-	$-	$-	$-	$-	$-	$(312)	$-	$-
Total	$312	$-	$-	$-	$-	$-	$-	$(312)	$-	$-

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

43

Columbia Acorn International

Portfolio Diversification

At June 30, 2009, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$253,329	7.6
Other Industrial Services	251,676	7.5
Machinery	197,273	5.9
Outsourcing Services	124,920	3.7
Electrical Components	63,501	1.9
Conglomerates	34,020	1.0
Construction	33,214	1.0
Medical Equipment & Devices	14,187	0.4
Industrial Distribution	7,290	0.2
Waste Management	5,130	0.2
	984,540	29.4
> Consumer Goods & Services
Retail	118,853	3.6
Other Consumer Services	89,533	2.7
Nondurables	84,549	2.5
Food & Beverage	84,026	2.5
Apparel	61,345	1.8
Casinos & Gaming	58,282	1.7
Travel	49,416	1.5
Other Entertainment	46,830	1.4
Consumer Goods Distribution	25,930	0.8
Educational Services	25,731	0.8
Furniture & Textiles	16,320	0.5
Consumer Electronics	10,704	0.3
	671,519	20.1
> Information
Financial Processors	76,123	2.3
Computer Hardware & Related Equipment	59,179	1.8
Internet Related	54,348	1.6
TV Broadcasting	51,999	1.6
Instrumentation	46,737	1.4
Publishing	40,026	1.2
Satellite Broadcasting & Services	28,176	0.8
CATV	23,882	0.7
Business Software	22,654	0.7
Semiconductors & Related Equipment	14,859	0.4
Business Information & Marketing Services	13,190	0.4
Advertising	9,743	0.3
	440,916	13.2
> Other Industries
Real Estate	168,885	5.1
Transportation	115,507	3.5
Conglomerates	25,755	0.8
Regulated Utilities	24,070	0.7
	334,217	10.1

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Oil Services	$125,827	3.8
Mining	59,106	1.8
Oil Refining, Marketing & Distribution	54,214	1.6
Agricultural Commodities	33,268	1.0
Oil & Gas Producers	28,599	0.9
	301,014	9.1
> Finance
Brokerage & Money Management	92,786	2.8
Banks	88,038	2.6
Finance Companies	40,928	1.2
Savings & Loans	22,075	0.7
	243,827	7.3
> Health Care
Medical Equipment & Devices	94,018	2.8
Pharmaceuticals	36,281	1.1
Health Care Services	22,354	0.7
Medical Supplies	12,064	0.4
Biotechnology & Drug Delivery	7,181	0.2
	171,898	5.2
Total Equities:	3,147,931	94.4
Securities Lending Collateral:	1,944	0.1
Short-Term Obligations:	162,827	4.9
Total Investments:	3,312,702	99.4
Obligation to Return Collateral for Securities Loaned:	(1,944)	(0.1)
Cash and Other Assets Less Liabilities:	22,744	0.7
Net Assets:	$3,333,502	100.0

See accompanying notes to financial statements.

44

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Information
Bally Technologies	410,000	570,000
Blue Coat Systems	0	83,724
Cogent Communications	240,000	840,000
CommScope	0	335,000
Entegris	0	750,000
Informatica	943,000	1,093,000
ManTech International	0	50,000
Monolithic Power Systems	100,000	340,000
Netgear	0	135,000
NetSuite	150,000	240,000
Pericom Semiconductor	225,000	480,000
SBA Communications	0	130,000
Switch & Data Facilities	870,500	947,000
tw telecom	1,736,000	2,061,000
Consumer Goods & Services
American Apparel	0	334,296
Avis Budget Group	0	907,750
Bebe Stores	0	262,000
Cavco Industries	306,672	337,900
Charlotte Russe	0	270,878
Charming Shoppes	0	609,879
Chico's FAS	607,000	824,000
Children's Place Retail Stores	60,000	90,000
Gaylord Entertainment	411,000	528,969
Hertz	0	750,000
Interface	0	349,300
J Crew Group	154,000	246,000
Knoll	580,000	780,000
Lifetime Fitness	0	110,000
Lululemon Athletica	0	165,000
New York & Company	0	333,700
Saks	0	459,000
Universal Technical Institute	0	165,000
Industrial Goods & Services
Albany International	0	150,000
Drew Industries	238,889	255,000
GrafTech International	0	200,000
HEICO	0	100,000
Interline Brands	225,000	375,000
M/I Homes	140,000	240,000
Oshkosh	0	200,000
Ritchie Brothers Auctioneers	0	110,000

	Number of Shares
	03/31/09	06/30/09
Finance
CIT Group	0	700,000
Delphi Financial Group	0	110,000
GATX	205,000	365,000
H&E Equipment Services	514,396	625,000
McGrath Rentcorp	220,000	345,000
MF Global	0	750,000
Wilmington Trust	0	140,000
Health Care
American Medical Systems	33,398	100,000
Auxilium Pharmaceuticals	125,000	165,000
Cepheid	345,900	450,000
Luminex	260,100	350,000
Medarex	320,000	445,000
NPS Pharmaceuticals	0	290,935
Energy & Minerals
Atwood Oceanics	555,000	720,000
Carrizo Oil & Gas	315,000	485,000
Oceaneering International	75,111	130,111
Other Industries
Corporate Office Properties	113,100	170,000
DCT Industrial Trust	0	470,000
Kite Realty Group	150,000	1,450,000
Macerich Company	0	266,953
SL Green Realty	110,000	405,000

See accompanying notes to financial statements.

45

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales
Information
American Tower	376,000	100,000
Flir Systems	700,000	460,740
Tellabs	528,000	0
Consumer Goods & Services
Abercrombie & Fitch	357,000	281,000
ITT Educational Services	232,000	202,000
True Religion Apparel	600,213	381,313
Industrial Goods & Services
Administaff	175,000	85,000
ESCO Technologies	650,300	625,300
Pentair	533,600	500,000
Simpson Manufacturing	195,000	0
Waste Connections	280,875	130,000
Finance
HCC Insurance Holdings	714,500	0
People's United	407,040	77,040
Health Care
Cephalon	145,000	125,000
Lincare Holdings	126,800	0
Meridian Biosciences	105,000	0
Savient Pharmaceuticals	400,000	280,000

See accompanying notes to financial statements.

46

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 98.1%
Information 32.5%
	> Business Software 7.7%
1,093,000	Informatica (a)	$18,789
	Enterprise Data Integration Software
695,100	Micros Systems (a)	17,600
	Information Systems for Restaurants & Hotels
2,100,000	Novell (a)	9,513
	Directory, Operating System & Identity Management Software
305,000	ANSYS (a)	9,504
	Simulation Software for Engineers & Designers
288,000	Concur Technologies (a)	8,951
	Web Enabled Cost & Expense Management Software
525,000	Blackbaud	8,164
	Software & Services for Non-profits
100,000	Quality Systems (b)	5,696
	IT Systems for Medical Groups & Ambulatory Care Centers
240,000	NetSuite (a)(b)	2,834
	End to End IT Systems Solution Delivered Over the Web
100,000	Avid Technology (a)	1,341
	Digital Nonlinear Editing Software & Systems
180,000	Art Technology Group (a)	684
	Software & Tools to Optimize Websites for E-Commerce
114,300	Actuate (a)	546
	Information Delivery Software & Solutions
		83,622
	> Semiconductors & Related Equipment 4.0%
760,000	Microsemi (a)	10,488
	Analog/Mixed-signal Semiconductors
1,179,750	ON Semiconductor (a)	8,093
	Mixed-signal & Power Management Semiconductors
340,000	Monolithic Power Systems (a)	7,619
	High Performance Analog & Mixed Signal Integrated Circuits (ICs)
1,168,000	Integrated Device Technology (a)	7,055
	Communications Semiconductors
189,296	Supertex (a)	4,753
	Analog/Mixed-signal Semiconductors
480,000	Pericom Semiconductor (a)	4,042
	Interface Integrated Circuits (ICs) & Frequency Control Products
750,000	Entegris (a)	2,040
	Semiconductor Materials Management Products
		44,090
	> Instrumentation 3.4%
180,000	Mettler Toledo (a)	13,887
	Laboratory Equipment
460,740	FLIR Systems (a)	10,394
	Infrared Cameras
775,000	IPG Photonics (a)	8,502
	Fiber Lasers

Number of Shares		Value (000)
168,000	Trimble Navigation (a)	$3,298
	GPS-based Instruments
36,000	FARO Technologies (a)	559
	Precision Measurement Equipment
		36,640
	> Mobile Communications 3.3%
1,250,000	Crown Castle International (a)	30,025
	Communications Towers
130,000	SBA Communications (a)	3,190
	Communications Towers
100,000	American Tower (a)	3,153
	Communications Towers in USA & Latin America
88,000	Globalstar (a)	93
	Satellite Mobile Voice & Data Carrier
		36,461
	> Computer Hardware & Related Equipment 3.0%
505,000	II-VI (a)	11,196
	Laser Optics & Specialty Materials
295,600	Amphenol	9,353
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	6,460
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	4,353
	Bar Code Printers
135,000	Netgear (a)	1,945
	Networking Products for Small Business & Home
		33,307
	> Telephone and Data Services 2.8%
2,061,000	tw telecom (a)	21,166
	Fiber Optic Telephone/Data Services
840,000	Cogent Communications (a)	6,846
	Internet Data Pipelines
800,000	PAETEC Holding (a)	2,160
	Telephone/Data Services for Business
		30,172
	> Telecommunications Equipment 1.9%
525,000	Polycom (a)	10,642
	Video Conferencing Equipment
335,000	CommScope (a)	8,797
	Wireless Infrastructure Equipment & Telecom Cable
83,724	Blue Coat Systems (a)	1,385
	WAN Acceleration & Network Security
		20,824
	> Gaming Equipment & Services 1.7%
570,000	Bally Technologies (a)	17,054
	Slot Machines & Software
100,000	Scientific Games (a)	1,577
	Lottery Services Provider
		18,631
	> Financial Processors 1.7%
483,280	Global Payments	18,104
	Credit Card Processor
		18,104

See accompanying notes to financial statements.

47

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Internet Related 1.4%
947,000	Switch & Data Facilities (a)	$11,108
	Network Neutral Data Centers
40,000	Equinix (a)	2,910
	Network Neutral Data Centers
381,740	TheStreet.com	798
	Financial Information Websites
		14,816
	> Computer Services 1.2%
275,000	SRA International (a)	4,829
	Government IT Services
1,005,500	Hackett Group (a)	2,343
	IT Integration & Best Practice Research
50,000	ManTech International (a)	2,152
	Government IT Services
786,000	RCM Technologies (a)(c)	1,745
	Technology & Engineering Services
235,000	iGate	1,555
	IT & Business Process Outsourcing Services
		12,624
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	2,353
	Electronic Manufacturing Services
		2,353
	> CATV 0.1%
305,785	Mediacom Communications (a)	1,563
	CATV Franchises
		1,563
	> Radio 0.1%
511,100	Salem Communications (a)	491
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	127
	Spanish Language Radio Stations
18,750	Saga Communications (a)	96
	Radio Stations in Small & Mid-sized Cities
		714
	> TV Broadcasting —%
975,000	Entravision Communications (a)	468
	Spanish Language TV & Radio Stations
		468
Information: Total		354,389
Consumer Goods & Services 15.0%
	> Retail 5.0%
402,000	Urban Outfitters (a)	8,390
	Apparel & Home Specialty Retailer
824,000	Chico's FAS (a)	8,017
	Women's Specialty Retailer
281,000	Abercrombie & Fitch	7,135
	Teen Apparel Retailer
246,000	J Crew Group (a)(b)	6,647
	Multi-channel Branded Retailer
497,714	Hot Topic (a)	3,638
	Music Inspired Retailer of Apparel, Accessories & Gifts
270,878	Charlotte Russe (a)	3,489
	Value Fashion Retailer

Number of Shares		Value (000)
480,000	Talbots (b)	$2,592
	Women's Specialty Retailer
90,000	Children's Place Retail Stores (a)	2,379
	Specialty Children's Retailer
609,879	Charming Shoppes (a)	2,269
	Women's Specialty Plus Size Apparel Retailer
165,000	Lululemon Athletica (a)(b)	2,150
	Premium Active Apparel Retailer
459,000	Saks (a)	2,033
	Luxury Department Store Retailer
262,000	Bebe Stores	1,802
	Women's Contemporary Specialty Apparel Retailer
94,000	Hibbett Sports (a)	1,692
	Sporting Goods Retailer
334,296	American Apparel (a)	1,217
	Vertically Integrated Apparel Retailer
333,700	New York & Company (a)	1,031
	Women's Specialty Retailer
		54,481
	> Educational Services 2.1%
202,000	ITT Educational Services (a)	20,333
	Post-secondary Degree Services
165,000	Universal Technical Institute (a)	2,464
	Vocational Training
		22,797
	> Travel 2.0%
528,969	Gaylord Entertainment (a)(b)	6,723
	Convention Hotels
750,000	Hertz (a)	5,992
	Largest U.S. Rental Car Operator
907,750	Avis Budget Group (a)	5,129
	Second Largest Car Rental Company
150,000	Vail Resorts (a)	4,023
	Ski Resort Operator & Developer
		21,867
	> Apparel 1.3%
381,313	True Religion Apparel (a)	8,503
	Premium Denim
222,200	Coach	5,973
	Designer & Retailer of Branded Leather Accessories
		14,476
	> Furniture & Textiles 1.1%
780,000	Knoll	5,912
	Office Furniture
285,000	Herman Miller	4,372
	Office Furniture
349,300	Interface	2,166
	Modular & Broadloom Carpet
		12,450
	> Other Durable Goods 0.9%
337,900	Cavco Industries (a)(c)	8,559
	High End Manufactured Homes
2,078,300	Champion Enterprises (a)	665
	Manufactured Homes
		9,224

See accompanying notes to financial statements.

48

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.8%
523,500	Pool	$8,669
	Distributor of Swimming Pool Supplies & Equipment
		8,669
	> Nondurables 0.5%
298,000	Jarden (a)	5,588
	Branded Household Products
		5,588
	> Leisure Products 0.4%
180,000	Thor Industries	3,307
	RV & Bus Manufacturer
150,000	Winnebago Industries	1,114
	Motor Home Maker
		4,421
	> Casinos & Gaming 0.4%
455,000	Pinnacle Entertainment (a)	4,227
	Regional Casino Operator
		4,227
	> Food & Beverage 0.3%
90,000	Hansen Natural (a)	2,774
	Alternative Beverages
		2,774
	> Other Consumer Services 0.2%
110,000	Lifetime Fitness (a)	2,201
	Sport & Fitness Club Operator
		2,201
Consumer Goods & Services: Total		163,175
Industrial Goods & Services 14.7%
	> Machinery 10.3%
625,300	ESCO Technologies (a)	28,013
	Automatic Electric Meter Readers
627,500	Ametek	21,699
	Aerospace/Industrial Instruments
445,000	Donaldson	15,415
	Industrial Air Filtration
373,600	Nordson	14,443
	Dispensing Systems for Adhesives & Coatings
500,000	Pentair	12,810
	Pumps & Water Treatment
195,000	MOOG (a)	5,033
	Motion Control Products for Aerospace, Defense & Industrial Markets
155,000	Mine Safety Appliances	3,736
	Safety Equipment
100,000	HEICO	2,926
	FAA Approved Aircraft Replacement Parts
200,000	Oshkosh	2,908
	Specialty Truck Manufacturer
71,800	Toro (b)	2,147
	Turf Maintenance Equipment
60,000	Clarcor	1,751
	Mobile & Industrial Filters
50,000	Kaydon	1,628
	Specialized Friction & Motion Control Products
		112,509

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 1.2%
255,000	Drew Industries (a)	$3,104
	RV & Manufactured Home Components
163,000	Nalco Holding Company	2,745
	Provider of Water Treatment & Process Chemicals & Services
50,000	Greif	2,211
	Industrial Packaging
65,000	Koppers Holdings	1,714
	Integrated Provider of Carbon Compounds
150,000	Albany International	1,707
	Paper Machine Clothing & Advanced Textiles
60,000	Albemarle	1,534
	Refinery Catalysts & Other Specialty Chemicals
		13,015
	> Outsourcing Services 0.9%
350,000	Quanta Services (a)	8,095
	Electrical & Telecom Construction Services
85,000	Administaff	1,978
	Professional Employer Organization
		10,073
	> Other Industrial Services 0.5%
396,000	American Reprographics (a)	3,295
	Document Management & Logistics
265,000	TrueBlue (a)	2,226
	Temporary Manual Labor
		5,521
	> Industrial Distribution 0.5%
375,000	Interline Brands (a)	5,130
	Industrial Distribution
		5,130
	> Construction 0.4%
110,000	Ritchie Brothers Auctioneers (b)	2,579
	Heavy Equipment Auctioneer
240,000	M/I Homes (a)	2,350
	Columbus-based Home Builder
		4,929
	> Electrical Components 0.4%
145,000	Acuity Brands	4,067
	Commercial Lighting Fixtures
		4,067
	> Waste Management 0.3%
130,000	Waste Connections (a)	3,368
	Solid Waste Management
		3,368
	> Steel 0.2%
200,000	GrafTech International (a)	2,262
	Industrial Graphite Materials Producer
		2,262
Industrial Goods & Services: Total		160,874

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 13.8%
	> Finance Companies 5.2%
1,136,500	AmeriCredit (a)(b)	$15,400
	Auto Lending
365,000	GATX	9,388
	Rail Car Lessor
275,000	Aaron's	8,200
	Rent to Own
407,900	World Acceptance (a)	8,121
	Personal Loans
345,000	McGrath Rentcorp	6,576
	Temporary Space & IT Rentals
625,000	H&E Equipment Services (a)	5,844
	Heavy Equipment Leasing
700,000	CIT Group	1,505
	Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring
230,000	CAI International (a)	1,173
	International Container Leasing
99,200	Marlin Business Services (a)	555
	Small Equipment Leasing
		56,762
	> Banks 4.7%
935,182	Valley National Bancorp	10,942
	New Jersey/New York Bank
659,800	TCF Financial	8,821
	Great Lakes Bank
414,088	Lakeland Financial	7,868
	Indiana Bank
508,000	Pacific Continental	6,162
	Pacific N.W. Bank
468,025	MB Financial	4,769
	Chicago Bank
103,000	SVB Financial Group (a)	2,804
	Bank to Venture Capitalists
213,600	Associated Banc-Corp	2,670
	Midwest Bank
140,000	Wilmington Trust	1,912
	Delaware Trust Bank
46,000	BOK Financial	1,733
	Tulsa-based Southwest Bank
851,247	Guaranty Bancorp (a)	1,626
	Colorado Bank
90,000	TriCo Bancshares	1,395
	California Central Valley Bank
166,527	Green Bankshares (b)	746
	Tennessee Bank
		51,448
	> Brokerage & Money Management 1.6%
280,000	Eaton Vance	7,490
	Specialty Mutual Funds
750,000	MF Global (a)	4,448
	Futures Broker
155,000	Investment Technology Group (a)	3,160
	Electronic Trading
150,000	SEI Investments	2,706
	Mutual Fund Administration & Investment Management
		17,804

Number of Shares		Value (000)
	> Savings & Loans 1.4%
600,000	ViewPoint Financial	$9,138
	Texas Thrift
238,090	Berkshire Hills Bancorp	4,947
	Northeast Thrift
77,040	People's United	1,159
	Connecticut Savings & Loan
42,231	K-Fed Bancorp	388
	Los Angeles Savings & Loan
		15,632
	> Insurance 0.9%
120,000	Tower Group	2,974
	Commercial & Personal Lines Insurance
75,000	Endurance Specialty Holdings	2,197
	Commercial Lines Insurance/Reinsurance
110,000	Delphi Financial Group	2,137
	Workers Compensation & Group Employee Benefit Products & Services
7,000	Markel (a)	1,972
	Specialty Insurance
		9,280
Finance: Total		150,926
Health Care 10.3%
	> Biotechnology & Drug Delivery 3.6%
180,000	Myriad Genetics (a)	6,416
	Genetic Diagnostics
165,000	Auxilium Pharmaceuticals (a)	5,178
	Biotech Focused on Niche Disease Areas
474,700	Seattle Genetics (a)	4,614
	Antibody-based Therapies for Cancer
270,000	BioMarin (a)	4,215
	Biotech Focused on Orphan Diseases
280,000	Savient Pharmaceuticals (a)	3,881
	Biotech Company Focused on Niche Disease Areas
445,000	Medarex (a)	3,716
	Humanized Antibodies
43,000	United Therapeutics (a)	3,583
	Biotech Focused on Rare Diseases
518,295	Nektar Therapeutics (a)	3,358
	Drug Delivery Technologies
161,286	InterMune (a)	2,451
	Drugs for Pulmonary Fibrosis & Hepatitis C
290,935	NPS Pharmaceuticals (a)	1,356
	Orphan Drugs & Healthy Royalties
500,000	IsoRay (a)	125
100,000	IsoRay - Warrants (a)(d)	5
	Radiology Cancer Company
19,425	Poniard (a)	116
	Cancer Biotech
18,181	Metabolex, Series A-1 (a)(d)	19
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)
	Cardiovascular Biotech Company	7
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	3
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	2
	High Throughput Rational Drug Design
		39,045

See accompanying notes to financial statements.

50

Number of Shares		Value (000)
	> Medical Supplies 2.4%
158,300	Techne	$10,101
	Cytokines, Antibodies & Other Reagents for Life Science
350,000	Luminex (a)	6,489
	Life Science Tools & Molecular Diagnostics
450,000	Cepheid (a)	4,239
	Molecular Diagnostics
180,000	Immucor (a)	2,477
	Automated Blood Typing Reagents
53,000	Idexx Laboratories (a)	2,449
	Diagnostic Equipment & Services for Veterinarians
		25,755
	> Health Care Services 1.9%
606,300	PSS World Medical (a)	11,223
	Distributor of Medical Supplies
242,000	Psychiatric Solutions (a)	5,503
	Behavioral Health Services
67,000	Charles River Laboratories (a)	2,261
	Pharmaceutical Research
283,000	eResearch Technology (a)	1,757
	Clinical Research Services
		20,744
	> Medical Equipment & Devices 1.8%
235,000	Alexion Pharmaceuticals (a)	9,663
	Biotech Focused on Orphan Diseases
169,000	Illumina (a)	6,581
	Leading Tools & Service Provider for Genetic Analysis
100,000	American Medical Systems (a)	1,580
	Medical Devices to Treat Urological Conditions
50,000	Kinetic Concepts (a)	1,363
	Wound Healing & Tissue Repair Products
		19,187
	> Pharmaceuticals 0.6%
125,000	Cephalon (a)	7,081
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
13,603	Myriad Pharmaceuticals (a)	63
	Genetic Diagnostics
		7,144
Health Care: Total		111,875
Energy & Minerals 7.8%
	> Oil Services 4.5%
598,400	FMC Technologies (a)	22,488
	Oil & Gas Wellhead Manufacturer
720,000	Atwood Oceanics (a)	17,935
	Offshore Drilling Contractor
130,111	Oceaneering International (a)	5,881
	Provider of Sub-sea Services & Manufactured Products
115,375	Exterran Holdings (a)	1,850
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	842
	Developing New Well Drilling Technologies
		48,996

Number of Shares		Value (000)
	> Oil & Gas Producers 2.9%
276,800	Southwestern Energy (a)	$10,754
	Oil & Gas Producer
925,000	Quicksilver Resources (a)	8,593
	Natural Gas & Coal Seam Gas Producer
485,000	Carrizo Oil & Gas (a)	8,318
	Oil & Gas Producer
111,200	Equitable Resources	3,882
	Natural Gas Producer & Utility
		31,547
	> Other Resources 0.4%
218,000	Layne Christensen (a)	4,458
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		4,458
Energy & Minerals: Total		85,001
Other Industries 4.0%
	> Real Estate 3.1%
405,000	SL Green Realty	9,291
	Manhattan Office Buildings
170,000	Corporate Office Properties	4,986
	Office Buildings
266,953	Macerich Company (b)	4,701
	Regional Shopping Malls
1,450,000	Kite Realty Group	4,234
	Community Shopping Centers
100,000	Digital Realty Trust	3,585
	Technology-focused Office Buildings
90,000	American Campus Communities	1,996
	Student Housing
470,000	DCT Industrial Trust	1,917
	Industrial Properties
196,000	Extra Space Storage	1,637
	Self Storage Facilities
120,000	BioMed Realty Trust	1,228
	Life Science-focused Office Buildings
		33,575
	> Transportation 0.9%
524,720	Heartland Express	7,724
	Regional Trucker
180,000	Rush Enterprises, Class A (a)	2,097
	Truck Sales & Service
		9,821
Other Industries: Total		43,396
Total Equities: 98.1% (Cost: $1,114,810)		1,069,636
Securities Lending Collateral: 2.3%
24,650,050	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.150%)	24,650
Total Securities Lending Collateral: (Cost: $24,650)		24,650

See accompanying notes to financial statements.

51

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Principal Amount (000)		Value (000)
Short-Term Obligation: 2.0%
	> Repurchase Agreement 2.0%
$21,703	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 07/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 3/15/16, market value $22,142 (repurchase proceeds $21,703)	$21,703
Total Short-Term Obligation: (Cost: $21,703)		21,703
Total Investments: 102.4% (Cost: $1,161,163)(f)		1,115,989
Obligation to Return Collateral for Securities Loaned: (2.3)%		(24,650)
Cash and Other Assets Less Liabilities: (0.1)%		(1,553)
Total Net Assets: 100%		$1,089,786

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

52

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $23,954.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Transactions in these affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliate	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$1,745	$-
Cavco Industries	287,900	50,000	-	337,900	8,559	-
Total Affiliated Transactions	1,073,900	50,000	-	1,123,900	$10,304	$-

  The aggregate cost and value of these companies at June 30, 2009, were $16,983 and $10,304, respectively. Investments in the affiliated companies represented 0.9% of total net assets at June 30, 2009.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $36, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A	2/11/00	18,181	$2,000	$19
Medicure - Warrants	12/22/06	738,060	-	7
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	37,500	1,500	3
IsoRay - Warrants	3/21/07	100,000	-	5
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	19,329	56	2
			$3,556	$36

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2009, for federal income tax purposes cost of investments was $1,161,163 and net unrealized depreciation was $45,174 consisting of gross unrealized appreciation of $238,985 and gross unrealized depreciation of $284,159.

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Information	$354,389	$-	$-	$354,389
Total Consumer Goods & Services	163,175	-	-	163,175
Total Industrial Goods & Services	160,874	-	-	160,874
Total Finance	150,926	-	-	150,926
Total Health Care	111,839	12	24	111,875
Total Energy & Minerals	85,001	-	-	85,001
Total Other Industries	43,396	-	-	43,396
Total Equities	1,069,600	12	24	1,069,636
Securities Lending Collateral	24,650	-	-	24,650
Short-Term Obligation	-	21,703	-	21,703
Total Investments	1,094,250	21,715	24	1,115,989
Total	$1,094,250	$21,715	$24	$1,115,989

See accompanying notes to financial statements.

53

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Secruities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Health Care
Biotechnology & Drug Delivery	$41	$-	$-	$(17)	$-	$-	$-	$-	$24	$(17)
Total	$41	$-	$-	$(17)	$-	$-	$-	$-	$24	$(17)

  The change in unrealized depreciation attributable to securities owned at June 30, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $17. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

54

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Asia
> Japan
Aeon Mall	182,000	318,000
Benesse	144,300	166,300
Nintendo	22,500	31,500
Rohto Pharmaceutical	502,200	568,300
Suruga Bank	279,000	307,000
> South Korea
MegaStudy	0	42,480
NHN	29,000	71,100
> Singapore
Ascendas REIT	0	2,291,500
OLAM International	0	5,250,000
Singapore Exchange	0	702,000
> Hong Kong
Hong Kong Exchanges and Clearing	370,000	434700
Lifestyle International	0	666,300
NagaCorp	7,798,800	9,776,566
> China
Shandong Weigao	0	1,516,000
> Taiwan
Ishares MSCI Taiwan Index Fund	0	244,800
Europe
> United Kingdom
Capita Group	950,000	1,060,000
Cobham	1,035,000	2,000,000
Intertek Group	561,600	641,600
Serco	2,000,000	2,300,000
> France
Eutelsat	0	117,000
Neopost	29,500	83,500
> Netherlands
Fugro	0	120,162
Imtech	0	169,000
Other Countries
> Canada
CCL Industries	0	134,000
Pacific Rubiales Energy	473,867	1,308,000
Potash Corp. of Saskatchewan	95,400	117,400
> United States
Alexion Pharmaceuticals	107,600	220,000
Atwood Oceanics	0	115,000
> South Africa
Naspers	421,000	630,000

	Number of Shares
	03/31/09	06/30/09
> Israel
Israel Chemicals	620,000	1,203,000
> Australia
Sino Gold	1,205,000	1,275,000
Latin America
> Chile
Sociedad Quimica y Minera de Chile - ADR	90,000	182,000

See accompanying notes to financial statements.

55

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales
Asia
> Japan
Jupiter Telecommunications	15,600	9,000
Ryohin Keikaku	70,000	0
> South Korea
Woongjin Coway	256,000	116,000
> Singapore
ComfortDelGro	1,680,000	0
Europe
> United Kingdom
RPS Group	1,100,000	973,000
Smith & Nephew	896,000	0
> France
SES	471,000	210,000
> Germany
Rhoen-Klinikum	400,000	197,200
> Netherlands
QIAGEN	150,000	0
> Sweden
Hexagon	893,000	669,000
> Ireland
Aryzta	96,000	0
United Drug	2,200,000	2,100,000
> Switzerland
Kuehne & Nagel	39,700	35,700
Swatch Group	18,200	0
Synthes	42,000	0
> Greece
Intralot	654,000	0
Other Countries
> Canada
Pacific Rubiales Energy	276133	0
> United States
BioMarin	110,000	0
Bristow	55000	0
Cephalon	155,000	85,000
Diamond Offshore	78,000	47,000
Oceaneering International	98,000	63,000

See accompanying notes to financial statements.

56

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 91.7%
Asia 33.7%
	> Japan 19.5%
1,277,000	Kansai Paint	$9,143
	Paint Producer in Japan, India, China & Southeast Asia
31,500	Nintendo	8,669
	Entertainment Software & Hardware
2,740	Seven Bank	7,165
	ATM Processing Services
9,000	Jupiter Telecommunications	6,823
	Largest Cable Service Provider in Japan
166,300	Benesse	6,646
	Education Service Provider
568,300	Rohto Pharmaceutical	6,412
	Health & Beauty Products
318,000	Aeon Mall	6,017
	Suburban Shopping Mall Developer, Owner & Operator
900	Orix JREIT	4,120
	Diversified REIT
435,000	Kamigumi	3,662
	Port Cargo Handling & Logistics
307,000	Suruga Bank	2,926
	Regional Bank
330	Nippon Building Fund	2,824
	Office REIT
67,000	Ain Pharmaciez	1,389
	Dispensing Pharmacy/Drugstore Operator
		65,796
	> South Korea 6.0%
71,100	NHN (a)	9,824
	South Korea's Largest Online Search Engine
42,480	MegaStudy	7,646
	Online Education Service Provider
116,000	Woongjin Coway	2,815
	South Korean Household Appliance Rental Service Provider
		20,285
	> Singapore 4.4%
5,250,000	OLAM International	8,778
	Agriculture Supply Chain Manager
702,000	Singapore Exchange	3,430
	Singapore Equity & Derivatives Market Operator
2,291,500	Ascendas REIT	2,508
	Singapore Industrial Property Landlord
		14,716
	> Hong Kong 2.6%
434,700	Hong Kong Exchanges and Clearing	6,750
	Hong Kong Equity & Derivatives Market Operator
9,776,566	NagaCorp	1,291
	Casino/Entertainment Complex in Cambodia
666,300	Lifestyle International	866
	Mid to High-end Department Store Operator in Hong Kong & China
		8,907

Number of Shares		Value (000)
	> China 1.2%
1,516,000	Shandong Weigao	$3,885
	Vertically Integrated Hospital Consumable Manufacturer
		3,885
Asia: Total		113,589
Europe 31.7%
	> United Kingdom 14.4%
2,300,000	Serco	15,979
	Facilities Management
1,060,000	Capita Group	12,497
	White Collar, Back Office Outsourcing
641,600	Intertek Group	11,063
	Testing, Inspection & Certification Services
2,000,000	Cobham	5,705
	Aerospace Components
973,000	RPS Group	3,208
	Environmental Consulting & Planning
		48,452
	> France 4.3%
83,500	Neopost	7,509
	Postage Meter Machines
210,000	SES	4,009
	Satellite Broadcasting Services
117,000	Eutelsat	3,023
	Co-leader in European Fixed Satellite Services
		14,541
	> Germany 3.1%
110,000	Wincor Nixdorf	6,169
	Retail POS Systems & ATM Machines
197,200	Rhoen-Klinikum	4,360
	Health Care Services
		10,529
	> Netherlands 2.5%
120,162	Fugro	4,990
	Sub-sea Oilfield Services
169,000	Imtech	3,289
	Engineering & Technical Services
		8,279
	> Spain 2.4%
175,000	Red Electrica de Espana	7,918
	Spanish Power Grid
		7,918
	> Sweden 1.8%
669,000	Hexagon	6,052
	Measurement Equipment
		6,052
	> Ireland 1.7%
2,100,000	United Drug	5,834
	Irish Pharmaceutical Wholesaler & Outsourcer
		5,834

See accompanying notes to financial statements.

57

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Switzerland 0.8%
35,700	Kuehne & Nagel	$2,802
	Freight Forwarding/Logistics
		2,802
	> Denmark 0.7%
29,000	Novozymes	2,357
	Industrial Enzymes
		2,357
Europe: Total		106,764
Other Countries 24.3%
	> Canada 7.3%
117,400	Potash Corp. of Saskatchewan	10,924
	World's Largest Producer of Potash
1,308,000	Pacific Rubiales Energy (a)	10,784
138,067	Pacific Rubiales Energy-Warrants (a)(b)	438
	Oil Production & Exploration in Colombia
134,000	CCL Industries	2,646
	Leading Global Label Manufacturer
		24,792
	> United States 7.0%
220,000	Alexion Pharmaceuticals (a)	9,046
	Biotech Focused on Orphan Diseases
85,000	Cephalon (a)	4,815
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
47,000	Diamond Offshore	3,903
	Offshore Drilling Contractor
115,000	Atwood Oceanics (a)	2,865
	Offshore Drilling Contractor
63,000	Oceaneering International (a)	2,848
	Provider of Sub-sea Services & Manufactured Products
		23,477
	> South Africa 4.9%
630,000	Naspers	16,604
	Media in Africa & Other Emerging Markets
		16,604
	> Israel 3.5%
1,203,000	Israel Chemicals	11,842
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		11,842
	> Australia 1.6%
1,275,000	Sino Gold (a)	5,290
	Gold Mining in The People's Republic of China
		5,290
Other Countries: Total		82,005

Number of Shares or Principal Amount (000)		Value (000)
Latin America 2.0%
	> Chile 2.0%
182,000	Sociedad Quimica y Minera de Chile - ADR	$6,587
	Producer of Specialty Fertilizers, Lithium & Iodine
		6,587
Latin America: Total		6,587
Total Equities: 91.7% (Cost: $293,799)		308,945
Exchange Traded Fund: 0.7%
244,800	iShares MSCI Taiwan Index Fund	2,470
	Taiwan Exchange Traded Fund
Total Exchange Traded Fund: (Cost: $2,409)		2,470
Short-Term Obligations: 7.0%
	> Repurchase Agreement 6.5%
$22,021	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/09 at 0.0001%, collateralized by a U.S. Treasury obligation, maturing 4/23/14, market value $22,464 (repurchase proceeds $22,021)	22,021
		22,021
	> Commercial Paper 0.5%
1,600	Toyota Motor Credit 0.26% due 7/06/09	1,600
		1,600
Total Short-Term Obligations: (Amortized Cost: $23,621)		23,621
Total Investments: 99.4% (Cost: $319,829)(c)(d)		335,036
Cash and Other Assets Less Liabilities: 0.6%		1,901
Total Net Assets: 100.0%		$336,937

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

58

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, this security amounted to $438, which represented 0.13% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy-Warrants	7/12/07	138,067	$236	$438

(c)  At June 30, 2009, for federal income tax purposes cost of investments was $319,829 and net unrealized appreciation was $15,207 consisting of gross unrealized appreciation of $39,412 and gross unrealized depreciation of $24,205.

(d)  On June 30, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$65,796	19.5
U.S. Dollar	56,155	16.7
British Pound	48,451	14.4
Euro	47,100	14.0
Canadian Dollar	24,792	7.3
Other currencies less than 5% of total net assets	92,742	27.5
	$335,036	99.4

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Asia	$-	$113,589	$-	$113,589
Total Europe	-	106,764	-	106,764
Total Other Countries	47,831	34,174	-	82,005
Total Latin America	6,587	-	-	6,587
Total Equities	54,418	254,527	-	308,945
Exchange Traded Fund	2,470	-	-	2,470
Short-Term Obligations	-	23,621	-	23,621
Total Investments	56,888	278,148	-	335,036
Total	$56,888	$278,148	$-	$335,036

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.

59

Columbia Acorn International Select

Portfolio Diversification

At June 30, 2009, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Outsourcing Services	$37,254	11.1
Industrial Materials & Specialty Chemicals	29,929	8.9
Other Industrial Services	17,154	5.1
Machinery	7,509	2.2
Electrical Components	5,705	1.7
	97,551	29.0
> Information
TV Broadcasting	16,604	4.9
Financial Processors	10,180	3.0
Internet Related	9,824	2.9
Consumer Software	8,669	2.6
Satellite Broadcasting & Services	7,032	2.1
CATV	6,823	2.0
Computer Hardware & Related Equipment	6,169	1.8
Instrumentation	6,052	1.8
Business Information & Marketing Services	3,208	1.0
	74,561	22.1
> Energy & Minerals
Mining	16,214	4.8
Oil Services	14,606	4.4
Oil & Gas Producers	11,222	3.3
	42,042	12.5
> Consumer Goods & Services
Other Consumer Services	17,973	5.3
Nondurables	9,058	2.7
Retail	7,406	2.2
Casinos & Gaming	1,291	0.4
	35,728	10.6
> Health Care
Medical Equipment & Devices	12,931	3.8
Pharmaceuticals	10,649	3.2
Health Care Services	4,360	1.3
	27,940	8.3
> Other Industries
Real Estate	9,452	2.8
Regulated Utilities	7,918	2.3
Transportation	3,662	1.1
	21,032	6.2

	Value (000)	Percentage of Net Assets
> Finance
Banks	$10,091	3.0
	10,091	3.0
Total Equities:	308,945	91.7
Exchange Traded Fund:	2,470	0.7
Short-Term Obligations:	23,621	7.0
Total Investments:	335,036	99.4
Cash and Other Assets Less Liabilities:	1,901	0.6
Net Assets:	$336,937	100.0

See accompanying notes to financial statements.

60

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Consumer Goods & Services
Hertz	6,500,000	7,598,000
ITT Educational Services	775,000	825,000
Princeton Review	0	871,636
Steelcase	0	2,017,127
Information
Amphenol	725,000	750,000
Novell	8,000,000	8,500,000
SBA Communications	0	505,000
VisionChina Media - ADR (China)	3,300,000	4,000,000
WNS - ADR (India)	3,800,000	3,937,425
Energy & Minerals
Canadian Solar (China)	1,600,000	1,900,000
Gran Tierra Energy (Canada)	0	2,000,000
Industrial Goods & Services
Donaldson	225,000	250,000
Finance
CIT Group	0	6,000,000
Discover Financial Services	0	1,300,076

	Number of Shares
	03/31/09	06/30/09
Sales
Consumer Goods & Services
Expedia	3,250,000	3,000,000
Knoll	400,000	0
SkillSoft - ADR	9,500,000	9,283,928
Information
American Tower	1,400,000	1,050,000
Discovery Communications	700,000	0
Discovery Communications, Series C	1,250,000	1,125,000
Globalstar	11,000,000	9,800,000
Tellabs	2,800,000	0
Energy & Minerals
Pacific Rubiales Energy (Canada)	8,122,166	7,116,666
Synthesis Energy Systems (China)	2,800,000	2,500,000
Uranium One (South Africa)	18,050,000	9,850,000
Industrial Goods & Services
Expeditors International of Washington	1,425,000	950,000
Quanta Services	2,800,000	2,500,000
Health Care
Cephalon	400,000	0

See accompanying notes to financial statements.

61

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 95.0%
Consumer Goods & Services 33.6%
	> Educational Services 13.5%
825,000	ITT Educational Services (a)	$83,044
	Post-secondary Degree Services
9,283,928	SkillSoft - ADR (a)(b)	72,415
	Web-based Learning Solutions (E-Learning)
1,700,000	Career Education (a)	42,313
	Post-secondary Education
871,636	Princeton Review (a)	4,716
	College Preparation Courses
		202,488
	> Travel 7.1%
7,598,000	Hertz (a)	60,708
	Largest U.S. Rental Car Operator
3,000,000	Expedia (a)	45,330
	Online Travel Services Company
		106,038
	> Retail 6.0%
3,350,000	Safeway	68,239
	Supermarkets
863,000	Abercrombie & Fitch	21,912
	Teen Apparel Retailer
		90,151
	> Apparel 2.9%
1,600,000	Coach	43,008
	Designer & Retailer of Branded Leather Accessories
		43,008
	> Casinos & Gaming 2.3%
325,000,000	RexLot Holdings (China) (a)	25,559
	Lottery Equipment Supplier in China
74,834,052	NagaCorp (Hong Kong)	9,878
	Casino/Entertainment Complex in Cambodia
		35,437
	> Food & Beverage 1.0%
17,500,000	Fu Ji Food & Catering Services (China)	14,707
	Food Catering Service Provider in China
		14,707
	> Furniture & Textiles 0.8%
2,017,127	Steelcase	11,739
	Office Furniture
		11,739
Consumer Goods & Services: Total		503,568
Information 19.3%
	> Mobile Communications 6.2%
1,550,000	Crown Castle International (a)	37,231
	Communications Towers
1,050,000	American Tower (a)	33,106
	Communications Towers in USA & Latin America
505,000	SBA Communications (a)	12,393
	Communications Towers
9,800,000	Globalstar (a)(b)(c)	10,290
	Satellite Mobile Voice & Data Carrier
		93,020

Number of Shares		Value (000)
	> Business Software 2.6%
8,500,000	Novell (a)	$38,505
	Directory, Operating System & Identity Management Software
		38,505
	> Computer Services 2.5%
3,937,425	WNS - ADR (India) (a)(b)	34,965
	Offshore BPO (Business Process Outsourcing) Services
1,334,442	Hackett Group (a)	3,109
	IT Integration & Best Practice Research
		38,074
	> Advertising 2.5%
4,000,000	VisionChina Media - ADR (China) (a)(b)	24,440
	Advertising on Digital Screens in China's Mass Transit System
2,350,000	China Mass Media - ADR (China) (a)(b)	12,173
	Media Planning Agency in China
		36,613
	> Computer Hardware & Related Equipment 1.6%
750,000	Amphenol	23,730
	Electronic Connectors
		23,730
	> CATV 1.5%
1,125,000	Discovery Communications, Series C (a)	23,096
	CATV Programming
		23,096
	> Contract Manufacturing 1.5%
50,200,000	Sanmina-SCI (a)(b)	22,088
	Electronic Manufacturing Services
		22,088
	> Financial Processors 0.9%
3,700,000	CardTronics (a)(b)	14,097
	Operates the World's Largest Network of ATMs
		14,097
Information: Total		289,223
Energy & Minerals 14.9%
	> Oil & Gas Producers 5.8%
7,116,666	Pacific Rubiales Energy (Canada) (a)(d)	58,382
1,483,334	Pacific Rubiales Energy (Canada) (a)	12,230
2,868,750	Pacific Rubiales Energy-Warrants (Canada) (a)(d)	9,091
	Oil Production & Exploration in Colombia
2,000,000	Gran Tierra Energy (Canada) (a)	6,964
	Oil Exploration & Production in Colombia, Peru & Argentina
		86,667
	> Oil Services 5.6%
6,700,000	Tetra Technologies (a)(b)	53,332
	U.S.-based Service Company with Life of Field Approach
800,000	FMC Technologies (a)	30,064
	Oil & Gas Wellhead Manufacturer
		83,396

See accompanying notes to financial statements.

62

Number of Shares		Value (000)
	> Alternative Energy 2.0%
1,900,000	Canadian Solar (China) (a)(b)(c)	$23,028
	Solar Cell & Module Manufacturer
1,480,000	Real Goods Solar (a)(b)	3,833
	Residential Solar Energy Installer
2,500,000	Synthesis Energy Systems (China) (a)(b)	2,875
	Owner/Operator of Gasification Plants
		29,736
	> Mining 1.5%
9,850,000	Uranium One (South Africa) (a)	22,611
	Uranium Mines in Kazakhstan, the U.S. & Australia
		22,611
Energy & Minerals: Total		222,410
Industrial Goods & Services 12.7%
	> Outsourcing Services 3.9%
2,500,000	Quanta Services (a)	57,825
	Electrical & Telecom Construction Services
		57,825
	> Other Industrial Services 3.1%
950,000	Expeditors International of Washington	31,673
	International Freight Forwarder
1,050,000	Mobile Mini (a)	15,403
	Portable Storage Units Leasing
		47,076
	> Waste Management 2.8%
1,500,000	Waste Management	42,240
	U.S. Garbage Collection & Disposal
		42,240
	> Machinery 1.8%
525,000	Ametek	18,155
	Aerospace/Industrial Instruments
250,000	Donaldson	8,660
	Industrial Air Filtration
		26,815
	> Industrial Materials & Specialty Chemicals 1.1%
1,000,000	Nalco Holding Company	16,840
	Provider of Water Treatment & Process Chemicals & Services
		16,840
Industrial Goods & Services: Total		190,796
Finance 10.7%
	> Brokerage & Money Management 6.6%
6,015,300	MF Global (a)	35,671
	Futures Broker
1,300,000	Eaton Vance	34,775
	Specialty Mutual Funds
1,550,000	SEI Investments	27,962
	Mutual Fund Administration & Investment Management
		98,408

Number of Shares or Principal Amount (000)		Value (000)
	> Insurance 2.4%
14,950,000	Conseco (a)(b)	$35,431
	Life, Long-term Care & Medical Supplement Insurance
		35,431
	> Credit Cards 0.9%
1,300,076	Discover Financial Services	13,352
	Credit Card Company
		13,352
	> Finance Companies 0.8%
6,000,000	CIT Group	12,900
	Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring
		12,900
Finance: Total		160,091
Other Industries 3.8%
	> Transportation 3.8%
1,300,000	JB Hunt Transport Services	39,689
	Truck & Intermodal Carrier
1,125,000	American Commercial Lines (a)(b)(c)	17,415
	Operator of Inland Barges/Builder of Barges & Vessels
		57,104
Other Industries: Total		57,104
Total Equities: 95.0% (Cost: $1,669,978)		1,423,192
Securities Lending Collateral: 1.2%
17,611,150	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.150%)	17,611
Securities Lending Collateral: Total 1.1% (Cost: $17,611)		17,611
Short-Term Obligations: 5.3%
	> Repurchase Agreement 4.8%
$72,138	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 3/15/16, market value $73,585 (repurchase proceeds $72,138)	72,138
		72,138

See accompanying notes to financial statements.

63

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$7,700	Toyota Motor Credit 0.26% due 7/06/09	$7,700
		7,700
Total Short-Term Obligations: 5.3% (Amortized Cost: $79,838)		79,838
Total Investments: 101.5% (Cost: $1,767,427)(f)		1,520,641
Obligation to Return Collateral for Securities Loaned: (1.2)%		(17,611)
Cash and Other Assets Less Liabilities: (0.3)%		(4,691)
Total Net Assets: 100.0%		$1,498,339

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

64

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions		Balance of Shares Held 6/30/09	Value	Dividend
American Commercial Lines	3,803,849	696,151	3,375,000	*	1,125,000	$17,415	$-
Canadian Solar	1,825,000	300,000	225,000		1,900,000	23,028	-
CardTronics	3,560,000	140,000	-		3,700,000	14,097	-
China Mass Media - ADR	2,350,000	-	-		2,350,000	12,173	-
Conseco	14,950,000	-	-		14,950,000	35,431	-
Globalstar	10,000,000	1,000,000	1,200,000		9,800,000	10,290	-
Real Goods Solar	1,500,000	-	20,000		1,480,000	3,833	-
Sanmina-SCI	50,200,000	-	-		50,200,000	22,088	-
SkillSoft - ADR	9,500,000	-	216,072		9,283,928	72,415	-
Synthesis Energy Systems	2,800,000	-	300,000		2,500,000	2,875	-
Tetra Technologies	6,150,000	1,050,000	500,000		6,700,000	53,332	-
VisionChina Media - ADR	3,118,900	881,100	-		4,000,000	24,440
WNS-ADR	3,100,000	843,500	6,075		3,937,425	34,965	-
Total of Affiliated Transactions	112,857,749	4,910,751	5,842,147		111,926,353	$326,382	$-

*  Includes the effect of a 1:4 reverse stock split.

  The aggregate cost and value of these companies at June 30 were $769,982 and $326,382, respectively. Investments in affiliated companies represented 21.8% of total net assets at June 30, 2009.

(c)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $16,936.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $67,473, which represented 4.50% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07-8/22/07	7,116,666	$30,391	$58,382
Pacific Rubiales Energy-Warrants	7/12/07	2,868,750	4,910	9,091
			$35,301	$67,473

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2009, for federal income tax purposes cost of investments was $1,767,427 and net unrealized depreciation was $246,786 consisting of gross unrealized appreciation of $328,086 and gross unrealized depreciation of $574,872.

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Consumer Goods & Services	$453,424	$50,144	$-	$503,568
Total Information	289,223	-	-	289,223
Total Energy & Minerals	154,937	67,473	-	222,410
Total Industrial Goods & Services	190,796	-	-	190,796
Total Finance	160,091	-	-	160,091
Total Other Industries	57,104	-	-	57,104
Total Equities	1,305,575	117,617	-	1,423,192
Securities Lending Collateral	17,611	-	-	17,611
Short-Term Obligations	-	79,838	-	79,838
Total Investments	1,323,186	197,455	-	1,520,641
Total	$1,323,186	$197,455	$-	$1,520,641

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

65

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2009

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 99.5%
3,482,959	Columbia Large Cap Enhanced Core Fund, Class Z	$31,242
2,474,587	Columbia Dividend Income Fund, Class Z	24,869
968,355	Columbia Acorn Fund, Class Z	18,825
681,187	Columbia Acorn International, Class Z	18,753
1,323,292	Columbia Marsico Growth Fund, Class Z	18,579
712,612	Columbia Acorn Select, Class Z	12,471
Total Stock Funds (Cost: $158,610)		124,739
Short-Term Obligations: 0.7%
	> Repurchase Agreements: 0.7%
$446	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.001%, collateralized by a U.S. Government Agency obligation, maturing 8/20/13 market value $455 (repurchase proceeds $446)	446
407	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 4/23/14 market value $415 (repurchase proceeds $407)	407
Total Short-Term Obligations (Cost: $853)		853
Total Investments: 100.2% (Cost: $159,463)(a)		125,592
Cash and Other Assets Less Liabilities: (0.2)%		(252)
Total Net Assets: 100.0%		$125,340

See accompanying notes to financial statements.

66

> Notes to Statements of Investments (dollar values in thousands)

(a)  At June 30, 2009, for federal income tax purposes cost of investments was $159,463 and net unrealized depreciation was $33,871, consisting of gross unrealized appreciation of $1,670 and gross unrealized depreciation of $35,541.

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$124,739	$-	$-	$124,739
Short-Term Obligations	-	853	-	853
Total Investments	124,739	853	-	125,592
Total	$124,739	$853	$-	$125,592

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

67

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2009	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$7,910,206	$3,004,096	$1,144,180	$319,829		$997,445	$853
Affiliated investments, at cost (See Note 4)	3,111,124	59,544	16,983	—		769,982	158,610
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $129,784; Columbia Acorn International $1,905; Columbia Acorn USA $23,954; Columbia Acorn International Select $–; Columbia Acorn Select $16,936; Columbia Thermostat Fund $–)	$9,027,810	$3,243,462	$1,105,685	$335,036		$1,194,259	$853
Affiliated investments, at value (See Note 4)	2,822,304	69,240	10,304	—		326,382	124,739
Cash	3,248	1	—	—	*	1	—	*
Foreign currency (cost: Columbia Acorn Fund $4,116; Columbia Acorn International $22,027; Columbia Acorn International Select $335; Columbia Acorn Select $–)	4,174	22,008	—	332		—	—
Net unrealized appreciation on foreign forward currency contracts	—	3,212	—	—		—	—
Receivable for:
Investments sold	26,664	8,714	3,743	1,445		820	—
Fund shares sold	10,208	5,488	1,472	2,199		1,433	141
Dividends and interest	6,441	4,834	447	312		524	—
Securities lending income	197	12	29	—		93	—
Foreign tax reclaims	269	1,679	—	127		—	—
Expense reimbursement due from Advisor	—	—	—	1		—	48
Trustees' Deferred Compensation Investments	2,506	699	193	—		224	—
Other assets	29	9	2	—	*	5	5
Total Assets	11,903,850	3,359,358	1,121,875	339,452		1,523,741	125,786
Liabilities:
Payable to custodian bank	—	—	23	—		—	—
Collateral on securities loaned	133,395	1,944	24,650	—		17,611	—
Expense reimbursement due to Advisor	—	—	—	—		5	—
Net unrealized depreciation on forward foreign currency contracts	—	5,646	—	—		—	—
Payable for:
Investments purchased	28,350	6,876	4,585	1,357		1,870	—
Fund shares redeemed	33,574	4,137	1,388	733		3,615	286
Management fee	6,264	2,119	786	254		1,028	10
Administration fee	432	121	40	12		56	5
12b-1 Service and Distribution fees	1,320	160	65	22		196	45
Reports to shareholders	863	298	92	25		252	41
Deferred Trustees' fees	2,506	699	193	33		224	22
Transfer agent fees	3,057	465	247	29		521	37
Trustees' fees	4	1	1	—	*	4	—	*
Custody fees	287	846	9	33		—	—
Deferred foreign capital gains tax payable	—	2,496	—	—		—	—
Other liabilities	4	48	10	17		20	—
Total Liabilities	210,056	25,856	32,089	2,515		25,402	446
Net Assets	$11,693,794	$3,333,502	$1,089,786	$336,937		$1,498,339	$125,340
Composition of Net Assets:
Paid in capital	$11,363,927	$3,696,881	$1,264,123	$400,024		$1,903,392	$180,354
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	10,048	28,563	(1,564)	1,132		(4,758)	472
Accumulated net realized gain/(loss)	(509,030)	(636,081)	(127,599)	(79,429)		(153,509)	(21,615)
Net unrealized appreciation/(depreciation) on:
Investments	828,784	249,062	(45,174)	15,207		(246,786)	(33,871)
Foreign capital gains tax	—	(2,496)	—	—		—	—
Foreign currency translations	65	(2,427)	—	3		—	—
Net Assets	$11,693,794	$3,333,502	$1,089,786	$336,937		$1,498,339	$125,340
Net asset value per share – Class A (a)	$18.88	$27.47	$17.16	$19.52		$17.09	$8.88
(Net assets/shares)	($2,340,341/123,982)	($414,663/15,096)	($144,270/8,409)	($60,654/3,107)		($423,925/24,800)	($38,497/4,335)
Maximum offering price per share – Class A (b)	$20.03	$29.14	$18.21	$20.71		$18.14	$9.42
(Net asset value per share/front- end sales charge)	($18.88/0.9425)	($27.47/0.9425)	($17.16/0.9425)	($19.52/0.9425)		($17.09/0.9425)	($8.88/0.9425)
Net asset value and offering price per share – Class B (a)	$17.71	$26.82	$16.11	$18.71		$16.10	$8.93
(Net assets/shares)	($521,503/29,446)	($37,517/1,399)	($21,287/1,322)	($3,691/197)		($76,156/4,729)	($32,245/3,611)
Net asset value and offering price per share – Class C (a)	$17.57	$26.74	$16.01	$18.62		$16.00	$8.92
(Net assets/shares)	($618,461/35,197)	($65,900/2,465)	($25,641/1,602)	($9,562/513)		($74,894/4,682)	($19,523/2,188)
Net asset value and offering price per share – Class Z (c)	$19.44	$27.53	$17.71	$19.70		$17.50	$8.79
(Net assets/shares)	($8,213,489/422,483)	($2,815,422/102,280)	($898,588/50,731)	($263,030/13,355)		($923,364/52,762)	($35,075/3,989)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

68

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2009

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$55,015	$50,215	$3,987	$3,849	$3,540	$—
Dividend income from affiliates (See Note 4)	8,712	910	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	921
Interest income	334	94	19	10	40	— *
Securitites lending income	197	12	29	—	93	—
	64,258	51,231	4,035	3,859	3,673	921
Foreign taxes withheld	(1,195)	(4,175)	(1)	(328)	—	—
Total Investment Income	63,063	47,056	4,034	3,531	3,673	921
Expenses:
Management fee	33,835	10,922	4,143	1,225	5,431	60
Administration fee	2,360	629	214	58	297	27
12b-1 Service and Distribution fees:
Class A	2,613	435	163	60	473	46
Class B	1,918	129	78	14	260	119
Class C	2,858	287	118	45	335	100
Transfer agent fees:
Class A	1,250	362	72	35	333	41
Class B	774	74	37	10	141	45
Class C	535	82	22	12	88	26
Class Z	1,833	655	238	44	267	9
Custody fees	487	1,321	22	70	88	—
Trustees' fees	480	130	43	14	64	8
Registration and blue sky fees	79	51	34	37	42	28
Reports to shareholders	1,130	462	171	73	316	82
Chief compliance officer expenses (See Note 4)	290	75	26	7	36	3
Other expenses	457	165	60	42	89	25
Total expenses	50,899	15,779	5,441	1,746	8,260	619
Less custody fees paid indirectly	— *	— *	— *	— *	— *	—
Less reimbursement of expenses by Investment Advisor	—	—	—	(5)	(9)	(204)
Net Expenses	50,899	15,779	5,441	1,741	8,251	415
Net Investment Income/(Loss)	12,164	31,277	(1,407)	1,790	(4,578)	506
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	(390,602)	(254,864)	(23,665)	(31,779)	(38,924)	—
Affiliated investments (See Note 4)	(952)	(3,830)	—	—	(17,425)	(11,816)
Foreign currency transactions and forward foreign currency exchange contracts	(163)	(1,856)	—	(75)	488	—
Net realized gain/(loss)	(391,717)	(260,550)	(23,665)	(31,854)	(55,861)	(11,816)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	1,098,443	774,311	110,717	61,179	343,493	—
Affiliated investments (See Note 4)	271,729	21,926	(1,892)	—	6,519	18,571
Foreign currency translations and forward foreign currency exchange contracts	63	971	—	(13)	(3)	—
Foreign capital gains tax	—	(2,496)	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	1,370,235	794,712	108,825	61,166	350,009	18,571
Net realized and unrealized gain	978,518	534,162	85,160	29,312	294,148	6,755
Net Increase in Net Assets resulting from Operations	$990,682	$565,439	$83,753	$31,102	$289,570	$7,261

*  Rounds to less than $500.

See accompanying notes to financial statements.

69

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Operations:
Net investment income/(loss)	$12,164	$12,367	$31,277	$76,400	$(1,407)	$(5,465)
Net realized gain/(loss) on investments,foreign currency transactions and forward foreign currency exchange contracts	(391,717)	(11,712)	(260,550)	(378,865)	(23,665)	(102,173)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	1,370,235	(7,343,366)	794,712	(2,403,090)	108,825	(495,968)
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase/(Decrease) from Operations	990,682	(7,342,711)	565,439	(2,705,555)	83,753	(603,606)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(6,101)	(1,020)	—	—
Net realized gain – Class A	— *	(91,100)	—	(9,807)	—	(8,248)
Net investment income – Class B	—	—	(290)	— *	—	—
Net realized gain – Class B	— *	(26,893)	—	(1,332)	—	(1,748)
Net investment income – Class C	—	—	(348)	— *	—	—
Net realized gain – Class C	—	(28,315)	—	(2,146)	—	(1,740)
Net investment income – Class Z	—	(6,088)	(53,466)	(23,593)	—	—
Net realized gain – Class Z	— *	(284,695)	—	(68,973)	—	(41,787)
Total Distributions to Shareholders	—	(437,091)	(60,205)	(106,871)	—	(53,523)
Share Transactions:
Subscriptions – Class A	293,596	612,669	59,159	277,346	32,218	53,928
Distributions reinvested – Class A	— *	83,711	5,737	9,979	—	7,538
Redemptions – Class A	(363,945)	(1,151,023)	(77,603)	(207,715)	(35,190)	(69,749)
Net Increase/(Decrease) – Class A	(70,349)	(454,643)	(12,707)	79,610	(2,972)	(8,283)
Subscriptions – Class B	102	1,991	—	1,704	5	71
Distributions reinvested – Class B	—	24,675	278	1,209	—	1,615
Redemptions – Class B	(99,550)	(255,304)	(7,739)	(23,974)	(3,666)	(11,765)
Net Decrease – Class B	(99,448)	(228,638)	(7,461)	(21,061)	(3,661)	(10,079)
Subscriptions – Class C	25,737	62,517	3,110	20,234	957	3,931
Distributions reinvested – Class C	—	22,379	265	1,596	—	1,523
Redemptions – Class C	(76,956)	(287,537)	(10,606)	(43,103)	(2,805)	(10,090)
Net Increase/(Decrease) – Class C	(51,219)	(202,641)	(7,231)	(21,273)	(1,848)	(4,636)
Subscriptions – Class Z	706,723	1,526,416	213,802	664,727	153,038	213,395
Distributions reinvested – Class Z	—	251,789	38,423	64,910	—	37,687
Redemptions – Class Z	(653,809)	(2,162,613)	(237,241)	(912,602)	(82,920)	(190,501)
Net Increase/(Decrease) – Class Z	52,914	(384,408)	14,984	(182,965)	70,118	60,581
Net Increase/(Decrease) from Share Transactions	(168,102)	(1,270,330)	(12,415)	(145,689)	61,637	37,583
Redemption Fees	—	—	116	354	—	—
Total Increase/(Decrease) in Net Assets	822,580	(9,050,132)	492,935	(2,957,761)	145,390	(619,546)
Net Assets:
Beginning of period	10,871,214	19,921,346	2,840,567	5,798,328	944,396	1,563,942
End of period	$11,693,794	$10,871,214	$3,333,502	$2,840,567	$1,089,786	$944,396
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$10,048	$(2,116)	$28,563	$57,491	$(1,564)	$(157)

*  Rounds to less than $500.

See accompanying notes to financial statements.

70

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Operations:
Net investment income/(loss)	$1,790	$2,451	$(4,578)	$(17,307)	$506	$3,146
Net realized gain/(loss) on investments,foreign currency transactions and forward foreign currency exchange contracts	(31,854)	(46,780)	(55,861)	(87,624)	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	(11,816)	(9,015)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	61,166	(101,043)	350,009	(1,330,289)	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	18,571	(58,979)
Net Increase/(Decrease) from Operations	31,102	(145,372)	289,570	(1,435,220)	7,261	(64,848)
Distributions to Shareholders From:
Net investment income – Class A	(456)	—	—	—	(7)	(1,051)
Net realized gain – Class A	—	(984)	—	(25,410)	—	(337)
Net investment income – Class B	—	—	—	—	—	(657)
Net realized gain – Class B	—	(189)	—	(4,641)	—	(371)
Net investment income – Class C	—	—	—	—	—	(361)
Net realized gain – Class C	—	(288)	—	(4,551)	—	(201)
Net investment income – Class Z	(3,077)	(280)	—	—	(115)	(1,140)
Net realized gain – Class Z	—	(3,600)	—	(39,523)	—	(301)
Total Distributions to Shareholders	(3,533)	(5,341)	—	(74,125)	(122)	(4,419)
Share Transactions:
Subscriptions – Class A	21,075	47,637	49,937	131,376	3,418	21,460
Distributions reinvested – Class A	440	901	—	23,381	6	1,269
Redemptions – Class A	(12,187)	(21,936)	(103,487)	(377,780)	(8,180)	(14,939)
Net Increase/(Decrease) – Class A	9,328	26,602	(53,550)	(223,023)	(4,756)	7,790
Subscriptions – Class B	—	271	7	388	—	2,089
Distributions reinvested – Class B	—	170	—	4,147	—	943
Redemptions – Class B	(992)	(3,345)	(11,619)	(41,288)	(6,281)	(14,056)
Net Decrease – Class B	(992)	(2,904)	(11,612)	(36,753)	(6,281)	(11,024)
Subscriptions – Class C	959	7,847	2,400	8,177	807	17,881
Distributions reinvested – Class C	—	248	—	3,639	—	510
Redemptions – Class C	(1,893)	(4,044)	(12,442)	(51,407)	(6,477)	(8,717)
Net Increase/(Decrease) – Class C	(934)	4,051	(10,042)	(39,591)	(5,670)	9,674
Subscriptions – Class Z	83,230	175,091	126,122	387,091	1,348	23,041
Distributions reinvested – Class Z	833	1,768	—	29,748	106	1,339
Redemptions – Class Z	(29,026)	(84,177)	(161,949)	(373,486)	(3,619)	(8,008)
Net Increase/(Decrease) – Class Z	55,037	92,682	(35,827)	43,353	(2,165)	16,372
Net Increase/(Decrease) from Share Transactions	62,439	120,431	(111,031)	(256,014)	(18,872)	22,812
Redemption Fees	23	171	—	—	—	—
Total Increase/(Decrease) in Net Assets	90,031	(30,111)	178,539	(1,765,359)	(11,733)	(46,455)
Net Assets:
Beginning of period	246,906	277,017	1,319,800	3,085,159	137,073	183,528
End of period	$336,937	$246,906	$1,498,339	$1,319,800	$125,340	$137,073
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$1,132	$2,875	$(4,758)	$(180)	$472	$88

See accompanying notes to financial statements.

71

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	17,391	26,521	2,525	8,030	2,119	2,597
Shares issued in reinvestment and capital gains – Class A	—	3,428	208	248	—	302
Less shares redeemed – Class A	(22,419)	(49,918)	(3,567)	(6,693)	(2,303)	(3,306)
Net Increase/(Decrease) – Class A	(5,028)	(19,969)	(834)	1,585	(184)	(407)
Subscriptions – Class B	5	80	—	44	— *	3
Shares issued in reinvestment and capital gains – Class B	—	1,065	10	30	—	68
Less shares redeemed – Class B	(6,437)	(11,645)	(358)	(768)	(256)	(573)
Net Decrease – Class B	(6,432)	(10,500)	(348)	(694)	(256)	(502)
Subscriptions – Class C	1,631	3,082	133	569	66	219
Shares issued in reinvestment and capital gains – Class C	—	975	10	41	—	65
Less shares redeemed – Class C	(5,125)	(13,528)	(499)	(1,414)	(203)	(514)
Net Increase/(Decrease) – Class C	(3,494)	(9,471)	(356)	(804)	(137)	(230)
Subscriptions – Class Z	40,996	63,561	8,828	19,040	9,698	9,874
Shares issued in reinvestment and capital gains – Class Z	—	10,170	1,391	1,609	—	1,466
Less shares redeemed – Class Z	(39,033)	(93,561)	(10,481)	(30,912)	(5,233)	(8,493)
Net Increase/(Decrease) – Class Z	1,963	(19,830)	(262)	(10,263)	4,465	2,847
Net Increase/(Decrease) in Shares of Beneficial Interest	(12,991)	(59,770)	(1,800)	(10,176)	3,888	1,708

*  Rounds to less than 500.

See accompanying notes to financial statements.

72

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	1,214	1,986	3,524	6,192	431	1,952
Shares issued in reinvestment and capital gains – Class A	23	30	—	901	1	147
Less shares redeemed – Class A	(716)	(959)	(7,473)	(18,425)	(1,067)	(1,454)
Net Increase/(Decrease) – Class A	521	1,057	(3,949)	(11,332)	(635)	645
Subscriptions – Class B	—	10	— *	16	—	176
Shares issued in reinvestment and capital gains – Class B	—	6	—	168	—	104
Less shares redeemed – Class B	(62)	(149)	(892)	(2,059)	(796)	(1,344)
Net Decrease – Class B	(62)	(133)	(892)	(1,875)	(796)	(1,064)
Subscriptions – Class C	58	317	170	469	100	1,558
Shares issued in reinvestment and capital gains – Class C	—	9	—	148	—	56
Less shares redeemed – Class C	(116)	(183)	(973)	(2,581)	(840)	(861)
Net Increase/(Decrease) – Class C	(58)	143	(803)	(1,964)	(740)	753
Subscriptions – Class Z	4,783	7,667	8,532	17,670	175	1,994
Shares issued in reinvestment and capital gains – Class Z	42	58	—	1,123	12	153
Less shares redeemed – Class Z	(1,706)	(3,845)	(11,196)	(18,669)	(472)	(783)
Net Increase/(Decrease) – Class Z	3,119	3,880	(2,664)	124	(285)	1,364
Net Increase/(Decrease) in Shares of Beneficial Interest	3,520	4,947	(8,308)	(15,047)	(2,456)	1,698

See accompanying notes to financial statements.

73

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$17.71		$29.61	$29.71		$28.17		$26.45		$22.56
Income from Investment Operations
Net investment income (a)	0.04		0.06	0.15	(b)	0.13		0.15		0.04
Net realized and unrealized gain/(loss)	1.69		(11.29)	2.17		3.92		3.28		4.78
Total from Investment Operations	1.73		(11.23)	2.32		4.05		3.43		4.82
Less Distributions to Shareholders
From net investment income	—		(0.01)	(0.12)		(0.13)		(0.15)		(0.02)
From net realized gains	—		(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	—		(0.67)	(2.42)		(2.51)		(1.71)		(0.93)
Net Asset Value, End of Period	$19.44		$17.71	$29.61		$29.71		$28.17		$26.45
Total Return (c)	9.77	%(d)	(38.55)%	7.69	%(e)(f)	14.45	%(e)	13.11	%(e)	21.51	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.80	%(h)	0.76%	0.74%		0.74%		0.74%		0.81%
Net investment income (g)	0.41	%(h)	0.26%	0.46%		0.45%		0.57%		0.18%
Waiver/Reimbursement	—		—	0.00	%(i)	0.01%		0.02%		0.02%
Portfolio turnover rate	14	%(d)	21%	20%		22%		16%		20%
Net assets at end of period (in millions)	$8,213		$7,446	$13,038		$12,128		$10,399		$8,689

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$23.13		$43.60	$40.31		$33.44		$29.03		$22.66
Income from Investment Operations
Net investment income (a)	0.27		0.60	0.43		0.35		0.34		0.25
Net realized and unrealized gain/(loss)	4.66		(20.26)	6.56		10.94		5.87		6.37
Total from Investment Operations	4.93		(19.66)	6.99		11.29		6.21		6.62
Less Distributions to Shareholders
From net investment income	(0.53)		(0.21)	(0.34)		(0.51)		(0.72)		(0.25)
From net realized gains	—		(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.53)		(0.81)	(3.70)		(4.42)		(1.80)		(0.25)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	—		—	—		—		—		—
Net Asset Value, End of Period	$27.53		$23.13	$43.60		$40.31		$33.44		$29.03
Total Return (c)	21.31	%(d)	(45.89)%	17.28	%(e)	34.53	%(e)	21.81	%(e)	29.47	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.04	%(g)	0.96%	0.91%		0.94%		0.99%		1.08%
Net investment income (f)	2.34	%(g)	1.72%	0.96%		0.92%		1.09%		1.01%
Waiver/Reimbursement	—		—	0.00	%(h)	0.01%		0.02%		0.02%
Portfolio turnover rate	20	%(d)	38%	28%		31%		27%		40%
Net assets at end of period (in millions)	$2,815		$2,372	$4,918		$3,836		$2,629		$1,919

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

74

Columbia Acorn USA

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$16.39		$27.97	$28.66		$27.03		$25.20		$21.01
Income from Investment Operations
Net investment income/(loss) (a)	(0.02)		(0.07)	(0.01	)(b)	(0.02)		0.07		(0.15)
Net realized and unrealized gain/(loss)	1.34		(10.55)	1.03		2.26		3.18		4.48
Total from Investment Operations	1.32		(10.62)	1.02		2.24		3.25		4.33
Less Distributions to Shareholders
From net investment income	—		—	—		—		(0.05)		—
From net realized gains	—		(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Total Distributions to Shareholders	—		(0.96)	(1.71)		(0.61)		(1.42)		(0.14)
Net Asset Value, End of Period	$17.71		$16.39	$27.97		$28.66		$27.03		$25.20
Total Return (c)	8.05	%(d)	(39.22)%	3.46	%(e)(f)	8.28	%(f)	12.98	%(f)	20.62	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.06	%(h)	1.01%	0.98%		0.98%		1.01%		1.09%
Net investment income/(loss) (g)	(0.21	)%(h)	(0.32)%	(0.03)%		(0.07)%		0.28%		(0.66)%
Waiver/Reimbursement	—		—	0.00	%(i)	0.01%		0.01%		0.02%
Portfolio turnover rate	16	%(d)	23%	21%		13%		13%		18%
Net assets at end of period (in millions)	$899		$758	$1,214		$1,214		$937		$646

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$18.19		$32.02	$27.97		$20.57		$18.02		$14.58
Income from Investment Operations
Net investment income (a)	0.13		0.28	0.14	(b)	0.10		0.13		0.04
Net realized and unrealized gain/(loss)	1.62		(13.53)	5.96		7.35		2.70		3.47
Total from Investment Operations	1.75		(13.25)	6.10		7.45		2.83		3.51
Less Distributions to Shareholders
From net investment income	(0.24)		(0.04)	(0.28)		(0.05)		(0.28)		(0.07)
From net realized gains	—		(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	(0.24)		(0.58)	(2.05)		(0.05)		(0.28)		(0.07)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	—		—	—		—		—		—
Net Asset Value, End of Period	$19.70		$18.19	$32.02		$27.97		$20.57		$18.02
Total Return (d)	9.60	%(e)	(42.10)%	21.86	%(f)	36.27	%(f)	15.98	%(f)	24.14	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.22	%(h)	1.21%	1.18%		1.27%		1.45%		1.45%
Net investment income (g)	1.49	%(h)	1.09%	0.44%		0.44%		0.72%		0.27%
Waiver/Reimbursement	—		—	0.00	%(i)	0.01%		0.04%		0.29%
Portfolio turnover rate	36	%(e)	68%	57%		47%		39%		73%
Net assets at end of period (in millions)	$263		$186	$204		$129		$74		$46

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

75

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$14.07		$28.41		$26.59		$22.77		$21.13		$18.20
Income from Investment Operations
Net investment loss (a)	(0.04)		(0.12)		(0.07)		(0.06)		(0.03)		(0.10)
Net realized and unrealized gain/(loss)	3.47		(13.53)		2.53		4.51		2.35		3.47
Total from Investment Operations	3.43		(13.65)		2.46		4.45		2.32		3.37
Less Distributions to Shareholders
From net investment income	—		—		—		(0.04)		—		—
From net realized gains	—		(0.69)		(0.64)		(0.59)		(0.68)		(0.44)
Total Distributions to Shareholders	—		(0.69)		(0.64)		(0.63)		(0.68)		(0.44)
Net Asset Value, End of Period	$17.50		$14.07		$28.41		$26.59		$22.77		$21.13
Total Return (b)	24.38	%(c)	(49.18	)%(d)	9.20	%(e)	19.68	%(e)	11.08	%(e)	18.58	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.04	%(g)	0.95%		0.91%		0.96%		0.99%		1.13%
Net investment loss (f)	(0.47	)%(g)	(0.51)%		(0.24)%		(0.26)%		(0.16)%		(0.52)%
Waiver/Reimbursement	—		—		0.00	%(h)	0.02%		0.03%		0.02%
Portfolio turnover rate	9	%(c)	28%		14%		21%		19%		34%
Net assets at end of period (in millions)	$923		$780		$1,571		$909		$688		$445

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$8.19		$12.26		$12.57		$12.50		$13.12		$12.31
Income from Investment Operations
Net investment income (a)	0.05		0.24		0.52		0.49		0.43		0.31
Net realized and unrealized gain/(loss)	0.58		(3.96)		0.53		0.84		0.28		0.82
Total from Investment Operations	0.63		(3.72)		1.05		1.33		0.71		1.13
Less Distributions to Shareholders
From net investment income	(0.03)		(0.28)		(0.57)		(0.54)		(0.42)		(0.29)
From net realized gains	—		(0.07)		(0.79)		(0.72)		(0.91)		(0.03)
Total Distributions to Shareholders	(0.03)		(0.35)		(1.36)		(1.26)		(1.33)		(0.32)
Net Asset Value, End of Period	$8.79		$8.19		$12.26		$12.57		$12.50		$13.12
Total Return (b)(c)	7.67	%(d)	(30.53)%		8.49%		10.86%		5.50%		9.17%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.25	%(f)	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.25	%(g)
Net investment income	1.34	%(f)	2.23	%(g)	4.05	%(g)	3.84	%(g)	3.28	%(g)	2.48	%(g)
Waiver/Reimbursement	0.20	%(f)	0.08%		0.15%		0.13%		0.11%		0.21%
Portfolio turnover rate	1	%(d)	130%		128%		66%		96%		67%
Net assets at end of period (in millions)	$35		$35		$36		$31		$26		$21

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

76

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the S&P 500 Index in relation to predetermined ranges set by the Adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding the redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class A, Class B and Class C shares are presented in a separate semiannual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in

77

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Value and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP FAS 157-4"), which amends SFAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure requirements for reporting entities with respect to categories of assets and liabilities carried at fair value. Management does not expect the adoption of FSP FAS 157-4 to have a material impact on the Funds' financial statement disclosure.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The other party is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts as an attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular

78

currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

On January 1, 2009, the Funds adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Funds' advisor, Columbia Wanger Asset Management, L.P. ("CWAM"), does not retain any fees earned by the lending program nor does it charge the Funds for administering the program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

After suspending securities lending in the third quarter of 2008, the Funds resumed lending securities in the second quarter of 2009. The net lending income earned in 2009 by each Fund is included in the Statement of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

79

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

>Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$24,585	$412,506
Columbia Acorn International	32,574	74,297
Columbia Acorn USA	9	53,514
Columbia Acorn International Select	601	4,740
Columbia Acorn Select	—	74,125
Columbia Thermostat Fund	3,595	824

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009		2010		2011- 2015	2016	Total
(in thousands)
Columbia Acorn Fund	$—		$—		$—	$—	$—
Columbia Acorn International	—		—		—	135,487	135,487
Columbia Acorn USA	1,012	*	506	*	—	76,008	77,526
Columbia Acorn International Select	—		—		—	30,442	30,442
Columbia Acorn Select	—		—		—	12,271	12,271
Columbia Thermostat Fund	—		—		—	5,193	5,193

*Of these carryforwards, $1,518 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes,

80

based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under the Funds' investment advisory agreements, management fees are accrued daily based on each Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the six months ended June 30, 2009, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.65%
Columbia Acorn International	0.78%
Columbia Acorn USA	0.88%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.83%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2010. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select, Columbia Acorn Select and Columbia

81

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Thermostat Fund for the six months ended June 30, 2009, were $4,468, $8,850 and $203,763, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2009, each Fund's annualized effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), an indirect, wholly owned subsidiary of BOA, is the Funds' principal underwriter.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMDI receives no compensation with respect to Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, each Fund pays the Transfer Agent a monthly fee at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 32, 33, 42, 53 and 65, respectively.

During the six months ended June 30, 2009, the Funds did not engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

5.  Derivative Instruments

Derivatives not accounted for as hedging instruments under Statement 133:

Fair Value of Derivative Instruments for Columbia Acorn International as of June 30, 2009

	Asset		Liability
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$3,212	Unrealized depreciation on forward foreign currency exchange contracts	$5,646
Total		$3,212		$5,646

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Columbia Acorn International

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income on the Statement of Operations for the Six Months Ended June 30, 2009

	Forward Foreign Currency Exchange Contracts	Total
(in thousands)
Net realized gain (loss) on foreign currency transactions and forward foreign currency exchange contracts	$(2,562)	$(2,562)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income on the Statement of Operations for the Six Months Ended June 30, 2009

	Forward Foreign Currency Exchange Contracts	Total
(in thousands)
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward foreign currency exchange contracts	$845	$845

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.75%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2009.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2009, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$1,470,748
Proceeds from sales	1,690,503

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$527,086
Proceeds from sales	660,319

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$215,919
Proceeds from sales	148,557

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$143,633
Proceeds from sales	89,068

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$119,281
Proceeds from sales	272,525

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$831
Proceeds from sales	20,724

8.  Redemption Fees

For the six months ended June 30, 2009, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $116,354 and $22,980, respectively, and are accounted for as additions to paid in capital.

9.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state

83

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

84

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2009

85

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the third year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

86

2008 Evaluation

This is the fourth annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2008 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Contract Committee evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2008 Study. The Committee recommended, and the Board accepted and implemented several of the recommendations in this area contained in the 2008 Study.

My evaluation of the advisory contracts was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The Acorn Fund has achieved good to outstanding performance over the past five years. Acorn Select and Acorn USA have, however, suffered significant declines in ranking relative to their peers for the past five years. The three year rankings for Acorn Select and Acorn USA are also well below medians. In contrast, the international Acorn funds have improved their relative performance and enjoy solid rankings.

87

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund and Acorn International are the most competitive, while Acorn Select and Acorn USA are the least competitive in the assessments prepared by both Morningstar and Lipper.

3.  Administrative Fees. The Acorn funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds. There are clear advantages to retaining the adviser and its affiliates to perform these services.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One particular institutional account is significant in size and has been under CWAM's management for over 31 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, even in a difficult year such as 2008, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will continue if asset levels return to those of past years. The Board has recently imposed additional breakpoints for some of the Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn funds. Several areas merit comment.

  a.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Acorn funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

Recommendations

I believe the Trustees should:

1.  Monitor closely the performance of Acorn Select and Acorn USA to ensure that appropriate steps are being taken by CWAM to improve their relative performance.

88

2.  Consider imposing limitations on the use of soft dollars. While CWAM's use of soft dollars is consistent with the applicable regulatory requirements, the Board should have a clear understanding with CWAM regarding the cost to shareholders of the research purchased with Fund commission dollars.

3.  Seek assurances that CWAM and its affiliates will continue to provide adequate support to the Acorn funds despite the recent downturn in market values and the difficulties faced by CWAM's ultimate parent organization, Bank of America. Similar assurances should be sought from any prospective purchaser of CWAM or its parent organization.

Robert P. Scales

May 26, 2009

89

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of seven Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. In addition, the Contract committee met with the Investment Performance Committee, also comprised exclusively of Independent Trustees, to review performance-related issues. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic and market outlook generally and for the mutual fund industry in particular and, including, the market-related events in 2008. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May 2009 and reported its recommendations to the full board of trustees. On June 10, 2009, the board of trustees unanimously approved continuation through July 31, 2010 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement").

In considering the continuation of the Advisory Agreement and the continuation of the amended administration agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing

90

support services for the board of trustees and committees of the board; communicating with shareholders; serving as the funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the Investment Performance Committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The trustees discussed how the Acorn Fund had outperformed its peers and primary benchmark for the five year period, according to Morningstar, noting that Lipper's ranking of the Fund was somewhat lower than Morningstar's. The trustees considered that the Fund was able to achieve this level of outperformance while experiencing less risk than competing funds, according to Morningstar. Each of Columbia Acorn Select and Columbia Acorn USA had a particularly difficult performance year during 2008, which the trustees acknowledged. For the five-year period, Acorn USA outperformed its peer group but not its primary benchmark. Columbia Acorn Select's five-year performance was below that of its peer group average and primary benchmark. Focusing on Columbia Thermostat Fund, the trustees noted the Fund had underperformed against its benchmarks and peers over the past five years, according to Lipper and Morningstar rankings. The trustees also reviewed the performance of the international Funds, discussing how both had improved their relative performance from the prior year, and that each continued to beat its benchmark and peer group averages over the five-year period. In evaluating the underperforming funds, the trustees considered that CWAM had provided them with substantial amounts of additional performance information and had committed to take certain steps to improve performance, which the trustees would monitor. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of most of the Funds was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Columbia Acorn Select, Columbia Acorn International Select and Columbia Acorn USA were higher than the median advisory fee rates of each Fund's respective peer group. The trustees also considered the advisory fees of the Funds relative to those of the series of Wanger Advisors Trust ("Wanger"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the funds' advisory fees were comparable to those of the Wanger funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly-owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to

91

Board Approval of the Advisory Agreement, continued

the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition as a result of market-related declines in assets in 2008 and 2009, and the possible impending sale of Bank of America's controlling interest in CWAM.

The trustees concluded that the rates of advisory fees and other compensation payable by the funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which is relatively modest in size, includes breakpoints in the rate of fees at various asset levels. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided, and that Columbia Management Distributors, Inc. ("CMD"), the Funds' distributor, received Rule 12b-1 fees, most of which CMD paid to broker-dealers. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees also considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement was in the best interest of each Fund. On June 10, 2009, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as amended, through July 31, 2010.

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Columbia Acorn Family of Funds

Second Quarter Class Z Share Information

Minimum Initial Investment in
all Funds	$2,500
$1,000 for an IRA
Minimum Subsequent
Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.65%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	0.80%
Columbia Acorn International	ACINX
Management Fee	0.78%
12b-1 Fee	None
Other Expenses	0.26%
Net Expense Ratio	1.04%
Columbia Acorn USA	AUSAX
Management Fee	0.88%
12b-1 Fee	None
Other Expenses	0.18%
Net Expense Ratio	1.06%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.28%
Net Expense Ratio	1.22%
Columbia Acorn Select	ACTWX
Management Fee	0.83%
12b-1 Fee	None
Other Expenses	0.21%
Net Expense Ratio	1.04%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%

    Fees and expenses are for the six months ended June 30, 2009, and for Columbia Thermostat Fund include the effect of CWAM's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2010.

  *  Does not include estimated fees and expenses of 0.78% incurred by the Fund from the underlying portfolio funds in which it invests.

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Columbia Acorn Family of Funds

Trustees

Robert E. Nason

Chairman of the Board*

Allan B. Muchin

Vice Chairman of the Board

Laura M. Born

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

P. Zachary Egan

Vice President

Peter T. Fariel

Assistant Secretary

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty

Assistant Secretary

* Deceased, June 27, 2009.

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

94

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Semiannual Report, June 30, 2009

For More Information

You'll find more information about the Columbia Acorn Family Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiafunds.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds are a series, is 811-01829.

© 2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-44/19904-0609 09/86289

Q2 2009

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Managed by Columbia Wanger Asset Management, L.P.

Semiannual Report

June 30, 2009

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

You are invited to the 2009 Columbia Acorn Funds Shareholder Information Meeting!

When: Wednesday, September 30, 2009
12 noon to 1 p.m. Central time

Where: Chase Bank Auditorium, Plaza Level
10 South Dearborn Street
Chicago, Illinois

A buffet lunch will be served at 11:30 a.m.

If you plan to join us in Chicago, please RSVP by September 25 by calling (800) 922-6769.

The Chase Bank Auditorium is located within the Chase Tower at the corner of Madison St. and Dearborn St. After entering the building, please take the escalators down to the plaza level and follow the signs to the Chase Bank Auditorium.

View a Replay on our Website

For those who are unable to join us in Chicago, a webcast replay of the meeting will be available from October 7 through October 31, 2009, at www.columbiafunds.com.
Look under "New and Noteworthy" on our home page for more information.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Robert E. Nason Remembered

Robert E. Nason

On June 27, 2009, Columbia Acorn Funds Board of Trustees chairman Robert Nason passed away. Bob was a man of great personal integrity who maintained the independence of the Board and worked to promote the interests of shareholders. He joined the Acorn Funds Board in November of 1998, became vice chairman in March 2001 and was named chairman in October of 2001. He served in that capacity until his death.

Bob was the second chairman of the Columbia Acorn Trust; he succeeded Irving Harris, who was chairman from its inception in 1970. Bob had impressive credentials, having served as CEO of the accounting firm Grant Thornton where he worked for 40 years.

Bob's tenure as Trust chairman occurred during a period of change in the regulatory environment and several changes involving the Funds' advisor. Throughout, he served shareholders well and his letters to shareholders in the Funds' annual reports were thoughtful and informative.

As regulators pushed mutual fund boards toward more independence from fund advisors, Bob successfully maintained the Columbia Acorn Board's history of independence. Under Bob's tenure, the Board hired a chief compliance officer, who vigilantly pursues shareholder interests. Several safeguards against market timing were implemented, including restrictions on frequent trading and statistical fair valuation of foreign stocks.

Also during Bob's tenure, the Trust's advisor, Columbia Wanger Asset Management (CWAM), had ownership changes and retirements of founder Ralph Wanger and portfolio manager Leah Zell. Bob and the Board saw to it that CWAM stayed the course, maintaining its time-tested investment process, developing and keeping talented investment professionals, and sustaining its autonomous and creative environment.

When cash inflows approached levels that could have threatened performance, Bob and the Board acted to increase investment minimums. Under his leadership, fee breakpoints were implemented, causing shareholders to benefit from growth and economies of scale. The Board, in addition, reduced 12b-1 fees and after intensive analysis, successfully initiated securities lending.

Bob is survived by his wife Carol, son Steven (Abbie Baynes), daughter Jill and grandchildren Sara and Ben.

We are fortunate to have known Bob and we will miss him. He was a man of great vision and we will strive to build on the momentum he created and to maintain the legacies of the Columbia Acorn Trust.

Allan Muchin

Vice Chairman of the Board of Trustees
Columbia Acorn Trust

Charles McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Columbia Acorn Family of Funds

Table of Contents

NAVs and 2009 Mid-Year Distributions	2

Descriptions of Indexes	3

Share Class Performance	4

Performance At A Glance	5

Squirrel Chatter II: Agriculture's Amazing Progress	6

Understanding Your Expenses	9

Columbia Acorn Fund

In a Nutshell	11

At a Glance	12

Major Portfolio Changes	23

Statement of Investments	26

Columbia Acorn International

In a Nutshell	13

At a Glance	14

Major Portfolio Changes	38

Statement of Investments	40

Portfolio Diversification	47

Columbia Acorn USA

In a Nutshell	15

At a Glance	16

Major Portfolio Changes	48

Statement of Investments	50

Columbia Acorn International Select

In a Nutshell	17

At a Glance	18

Major Portfolio Changes	58

Statement of Investments	60

Portfolio Diversification	63

Columbia Acorn Select

In a Nutshell	19

At a Glance	20

Major Portfolio Changes	64

Statement of Investments	65

Columbia Thermostat Fund

In a Nutshell	21

At a Glance	22

Statement of Investments	69

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	71

Statements of Operations	72

Statements of Changes in Net Assets	73

Financial Highlights	77

Notes to Financial Statements	83

Federal Income Tax Information

Management Fee Evaluation of the

Senior Officer	91

Board Approval of the Advisory Agreement	96

Board of Trustees and Management

of Columbia Acorn Funds

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 6/30/09

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$18.88	$27.47	$17.16	$19.52	$17.09	$8.88
Class B	$17.71	$26.82	$16.11	$18.71	$16.10	$8.93
Class C	$17.57	$26.74	$16.01	$18.62	$16.00	$8.92

2009 Mid-year Distributions

The following table lists the mid-year per share distributions for Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund. The other Columbia Acorn Funds did not have mid-year distributions. The record date was June 9, 2009. The ex-dividend date was June 10, 2009, and the payable date was June 11, 2009.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn International – Class A	None	None	$0.4093	$27.57
Columbia Acorn International – Class B	None	None	$0.2042	$26.93
Columbia Acorn International – Class C	None	None	$0.1417	$26.85
Columbia Acorn International Select – Class A	None	None	$0.1494	$19.55
Columbia Thermostat Fund – Class A	None	None	$0.0016	$9.08

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Barclays Capital U.S. Intermediate Credit Bond Index is the intermediate component of the Barclay's Capital U.S. Credit Index. The Barclay's Capital U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 6/30/09

	Class A		Class B*		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months**	20.87%	13.92%	20.64%	15.64%	20.59%	19.59%
Year to date**	9.64%	3.34%	9.25%	4.25%	9.20%	8.20%
1 year	-26.03%	-30.28%	-26.52%	-30.17%	-26.64%	-27.37%
3 years	-7.97%	-9.77%	-8.54%	-9.31%	-8.71%	-8.71%
5 years	0.67%	-0.52%	0.01%	-0.30%	-0.14%	-0.14%
Life of fund	5.47%	4.76%	4.79%	4.79%	4.70%	4.70%
Columbia Acorn International (10/16/00)
3 months**	33.20%	25.54%	32.92%	27.92%	32.88%	31.88%
Year to date**	21.05%	14.09%	20.59%	15.59%	20.54%	19.54%
1 year	-28.32%	-32.44%	-28.79%	-32.33%	-28.89%	-29.59%
3 years	-3.56%	-5.45%	-4.17%	-4.97%	-4.32%	-4.32%
5 years	8.10%	6.83%	7.39%	7.09%	7.27%	7.27%
Life of fund	4.50%	3.79%	3.81%	3.81%	3.75%	3.75%
Columbia Acorn USA (10/16/00)
3 months**	19.42%	12.55%	19.16%	14.16%	19.12%	18.12%
Year to date**	7.92%	1.72%	7.54%	2.54%	7.52%	6.52%
1 year	-28.41%	-32.53%	-28.91%	-32.46%	-28.97%	-29.68%
3 years	-10.61%	-12.36%	-11.18%	-11.98%	-11.32%	-11.32%
5 years	-2.09%	-3.25%	-2.73%	-3.06%	-2.86%	-2.86%
Life of fund	4.70%	3.99%	4.03%	4.03%	3.96%	3.96%
Columbia Acorn International Select (10/16/00)
3 months**	23.32%	16.23%	23.09%	18.09%	23.15%	22.15%
Year to date**	9.33%	3.05%	9.03%	4.03%	9.02%	8.02%
1 year	-34.91%	-38.66%	-35.33%	-38.56%	-35.41%	-36.06%
3 years	-2.58%	-4.49%	-3.21%	-4.12%	-3.35%	-3.35%
5 years	6.77%	5.51%	6.10%	5.78%	5.94%	5.94%
Life of fund	2.35%	1.66%	1.67%	1.67%	1.61%	1.61%
Columbia Acorn Select (10/16/00)
3 months**	28.01%	20.65%	27.78%	22.78%	27.80%	26.80%
Year to date**	24.11%	16.97%	23.66%	18.66%	23.65%	22.65%
1 year	-33.11%	-36.96%	-33.55%	-36.88%	-33.64%	-34.30%
3 years	-8.08%	-9.88%	-8.67%	-9.53%	-8.81%	-8.81%
5 years	-0.02%	-1.20%	-0.71%	-1.06%	-0.83%	-0.83%
Life of fund	4.45%	3.75%	3.76%	3.76%	3.69%	3.69%
Columbia Thermostat Fund (3/3/03)†
3 months**	19.22%	12.36%	19.07%	14.07%	18.93%	17.93%
Year to date**	7.52%	1.34%	7.33%	2.33%	7.08%	6.08%
1 year	-21.82%	-26.32%	-22.21%	-26.03%	-22.44%	-23.20%
3 years	-4.50%	-6.37%	-4.99%	-5.79%	-5.25%	-5.25%
5 years	-0.09%	-1.26%	-0.62%	-0.91%	-0.84%	-0.84%
Life of fund	3.69%	2.73%	3.09%	3.09%	2.92%	2.92%

*The Funds no longer accept investments from new or existing shareholders in Class B shares.

**Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.65%; Class C: 1.83%. Columbia Acorn International: Class A: 1.31%; Class B: 1.90%; Class C: 2.08%. Columbia Acorn USA: Class A: 1.29%; Class B: 1.92%; Class C: 2.08%. Columbia Acorn International Select: Class A: 1.54%; Class B: 2.17%; Class C: 2.34%. Columbia Acorn Select: Class A: 1.24%; Class B: 1.87%; Class C: 2.04%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.40%, 1.22%; Class B: 1.92%, 1.72%; Class C: 2.17%, 1.97%, respectively.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Class A Shares, without sales charge,
Average Annual Total Returns through 6/30/09

	2nd quarter*	Year to date*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	20.87%	9.64%	-26.03%	-7.97%	0.67%	5.47%
Russell 2500 Index	20.27%	6.52%	-26.72%	-9.31%	-0.93%	2.77%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.72%
Lipper Small-Cap Core Index	22.23%	8.23%	-25.01%	-8.74%	-0.93%	2.89%
Lipper Mid-Cap Growth Index	19.10%	13.91%	-30.39%	-6.29%	0.39%	-3.93%
Columbia Acorn International (LAIAX) (10/16/00)	33.20%	21.05%	-28.32%	-3.56%	8.10%	4.50%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index	34.15%	24.54%	-26.45%	-4.02%	7.13%	7.88%
S&P Global Ex-U.S. SmallCap Index	35.88%	24.20%	-29.89%	-6.09%	5.69%	6.74%
MSCI EAFE Index	25.43%	7.95%	-31.35%	-7.98%	2.31%	0.95%
Lipper International Small/Mid Growth Index	33.20%	23.05%	-32.90%	-7.44%	5.22%	2.56%
Columbia Acorn USA (LAUAX) (10/16/00)	19.42%	7.92%	-28.41%	-10.61%	-2.09%	4.70%
Russell 2000 Index	20.69%	2.64%	-25.01%	-9.89%	-1.71%	1.99%
Russell 2500 Index	20.27%	6.52%	-26.72%	-9.31%	-0.93%	2.77%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.72%
Lipper Small-Cap Growth Index	20.60%	13.14%	-25.73%	-9.04%	-2.32%	-2.92%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	23.32%	9.33%	-34.91%	-2.58%	6.77%	2.35%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index	28.70%	14.93%	-30.16%	-7.29%	4.30%	5.32%
MSCI EAFE Index	25.43%	7.95%	-31.35%	-7.98%	2.31%	0.95%
Lipper International Funds Index	25.64%	10.11%	-30.14%	-6.52%	3.35%	1.79%
Columbia Acorn Select (LTFAX) (10/16/00)	28.01%	24.11%	-33.11%	-8.08%	-0.02%	4.45%
S&P MidCap 400 Index	18.75%	8.47%	-28.02%	-7.54%	0.36%	2.93%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.72%
Lipper Mid-Cap Growth Index	19.10%	13.91%	-30.39%	-6.29%	0.39%	-3.93%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	19.22%	7.52%	-21.82%	-4.50%	-0.09%	3.69%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	3.44%
Barclays Capital U.S. Aggregate Bond Index	1.78%	1.90%	6.05%	6.43%	5.01%	4.38%
Barclays Capital U.S. Intermediate Credit Bond Index	7.59%	7.53%	4.28%	5.05%	4.04%	3.92%
Lipper Flexible Portfolio Funds Index	13.00%	7.59%	-21.04%	-3.36%	1.16%	5.09%
50/50 Blended Benchmark††	8.76%	2.95%	-10.69%	-0.73%	1.63%	4.20%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Please visit columbiafunds.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.65%; Class C: 1.83%. Columbia Acorn International: Class A: 1.31%; Class B: 1.90%; Class C: 2.08%. Columbia Acorn USA: Class A: 1.29%; Class B: 1.92%; Class C: 2.08%. Columbia Acorn International Select: Class A: 1.54%; Class B: 2.17%; Class C: 2.34%. Columbia Acorn Select: Class A: 1.24%; Class B: 1.87%; Class C: 2.04%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2010. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.40%, 1.22%; Class B: 1.92%, 1.72%; Class C: 2.17%, 1.97%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 3.

Squirrel Chatter II: Agriculture's Amazing Progress

Following a conversation with two of our analysts regarding the prospects for several fertilizer companies, I decided to learn more about the history and current state of agriculture. According to Marcel Mazoyer and Laurence Roudart's, A History of World Agriculture,1 farming began about 10,000 years ago. One would think that mankind is far down the learning curve in agriculture, and that productivity gains are ending. Surprisingly, quite the opposite is true. Most of the improvements in agriculture have occurred in the last 80 years.

Mazoyer and Roudart's history explains six dominant agricultural processes. The first two of these were employed during the first 8,000 years of agricultural history, obviously a time of very slow progress. Agriculture began with slash and burn techniques, whereby forest segments were successively burned and farmed for a few years until nutrients were depleted. Then, beginning in about 2500 B.C., farmers began using animal drawn scratch-plows and annually rotating land from planted to fallow in an attempt to maintain soil fertility. Other than in exceptionally fertile areas such as the lands replenished by the Nile River, these techniques barely enabled one farmer to feed one family.

Medieval farmers utilized better tools and techniques. They kept more animals and, with the help of wheeled carts and plows, used more animal-based fertilizers. Beginning in the sixteenth century, farmers began planting legumes to enhance nitrogen in the soil, further improving fertility by organic means and eliminating the need for fallowing. Productivity per farmer doubled with each of these developments, enabling the best farmers by the eighteenth century to feed an average of 20 people.

Farms became more mechanized after 1800, using metal plows, sowers, reapers and threshing machines. Transportation also improved allowing better fertilizers, that contained minerals like phosphate and potassium, to reach farmers. These minerals along with nitrogen helped to sustain crop yields. While mechanization doubled the acreage a farmer could cultivate, United States Department of Agriculture (USDA) data indicates that yields per acre of corn and wheat in the United States were flat from 1866, the date of data inception, well into the 1930s.

In the first half of the twentieth century, North American farmers started using motorized equipment, synthetic fertilizers and hybrid seeds. According to Giovanni Federico's, Feeding the World,2 by 1950 farms in the United States and Canada had one tractor for every two farmers. Utilization of fertilizer grew six fold from 1900 to 1950. Hybrid wheat was grown on 87% of the planted acres in the United States in 1921, up from 14% in 1914. Hybrid corn crops jumped from 2% to 90% of acres planted from 1936 to 1945.3

After World War II these innovations spread. Worldwide chemical fertilizer usage grew nearly tenfold from 1950 to 2000. In most continents, over half of wheat, rice and corn acres were sown with high yield varieties by the year 2000. From 1950 to 2000, world agriculture production tripled, far outpacing population growth.4 USDA data indicates that from 1998 to 2008, wheat yields per acre averaged 41 bushels, triple the rate of 100 years ago, and corn yields quintupled to an average of 144 bushels. The best equipped farmers can now produce over four million pounds of grain and feed thousands!5

Launching a "Green Revolution" in Developing Countries

Rich countries had the means to adopt modern agricultural processes while poor regions struggled to advance. Leon Hesser's book, The Man Who Fed the World,6 describes how Dr. Norman Borlaug helped create the Green Revolution7 in many developing countries by improving plant varieties and increasing crop yields. For his efforts, Borlaug won a Nobel Peace Prize, the only one awarded in the twentieth century for work in agriculture.

Mexico redistributed land to poor peasants after its political revolution ended in 1918. However, its peasants remained poor and hungry for decades. In 1940, U.S. vice president elect, Henry Wallace, who had founded Hi-Bred Corn Company (now Pioneer Hi-Bred, a DuPont subsidiary), toured Mexico and was appalled by conditions there. He convinced the Rockefeller Foundation to sponsor efforts to adapt hybrid wheat and corn for Mexico and in 1943, the Mexican Government-Rockefeller Foundation Cooperative Agricultural Program was established.

The program hired Borlaug as its plant pathologist. Borlaug learned that a plant disease called wheat stem rust had halved Mexico's wheat production from 1939 to 1942. He set out to create high yielding hybrid wheat that was resistant to the disease. His program introduced three innovations. First, he planted successive hybrid crops in two locations each year, which both doubled the pace of progress and resulted in crops tolerant to varying conditions. Next, Borlaug crossed thousands of varieties of wheat, working to find the most resistant hybrids. He eventually developed 40 rust resistant varieties.

Third, Borlaug changed the architecture of wheat. He knew that many wheat varieties responded well to fertilizer but when yields exceeded roughly two tons per acre, plants became top-heavy and collapsed. Borlaug crossed over 20,000 varieties of wheat from around the world in his efforts to create high yielding wheat with shorter, stronger stems. He finally succeeded in 1953 by crossing rust-resistant Mexican seeds with Japanese dwarf wheat. Under ideal conditions, four tons of wheat per acre could be achieved. Mexico became self sufficient in wheat in 1956.

Having achieved success in Mexico, the Rockefeller Foundation pursued progress elsewhere, in partnership with the Ford Foundation, the United Nations and local governments. Pakistan and India were major beneficiaries. By 1970, 55% of Pakistan's wheat acreage and 35% of India's wheat acreage were sown with Mexican varieties. The Rockefeller and Ford Foundations also created the International Rice Research Institute, which began in 1960. By 1966 it developed a sturdy short-stemmed rice plant that, when fertilized sufficiently, yielded two- to three-times the rice it replaced. This rice was quickly adopted in India.

Borlaug was personally involved with the implementation of these programs. He understood that in addition to better seeds, farmers need fertilizer, credit and fair prices for their crops. Governments largely complied. As a result of the Green Revolution, many developing countries were substantial contributors to world agricultural growth.

Recent Conditions and Future Prospects

After reading so much about the amazing progress that has been made in agriculture, it was somewhat surprising to find an article in the June 2009 National Geographic titled, "The End of Plenty, The Global Food Crisis." It noted that global grain consumption exceeded production for seven of the last nine years and grain stockpiles plunged to a 20-year low of 61-days supply in 2007 prior to recovering to a meager 70-days supply in 2008. The price of wheat and corn tripled from 2005 to 2008, and the price of rice quintupled.

Demand recently grew more quickly than supply for several reasons. First, people in developing countries are becoming more prosperous and are eating more meat, causing grain consumption by livestock to rise rapidly. Second, use of ethanol as a gasoline additive or substitute has jumped. Some 30% of the 2008 U.S. corn crop was converted to ethanol instead of being available as food. Third, while world grain production hit records in 2008, growth in grain production has slowed somewhat since the year 2000 compared to prior decades.

Still, agriculture continues to find ways to meet the rising demand. Advancements in hybrid crops continue, and biotechnology is now creating crops with whole new characteristics. While conventional plant breeding is limited to crossing closely related species, biotech methods utilize genes from distant species. To date, two types of biotech crops have been commercialized, those resistant to herbicides and those resistant to insects.

Biotech crops were first made available in 1996 and by 2008 were planted in over 300 million acres, some 8% of global cropland in 25 countries, including 15 developing countries. That year, 85% of the corn crop in the United States came from biotech seeds. Farmers seem satisfied with biotech crops; nearly 100% keep planting biotech once they begin.8 Use of biotech versions of soybean, cotton, corn, canola and other crops increased farm income an estimated $10 billion in 2007 and biotech corn and soybean yields appear to be roughly 10% higher than conventional crops.9 The National Geographic story quotes a scientist with agricultural company Monsanto who predicts that biotechnology will double corn, soybean and cotton yields by 2030.

National Geographic also pointed out the downside of the Green Revolution. Yields in India have flattened since the mid-90s, and hybrid plant needs for water, fertilizer and pesticides have resulted in aquifer depletion, salinized soils and contamination of drinking water. However, new versions of biotech plants are in development, including versions likely to provide still higher yields, drought tolerance and salinized soil tolerance.

Not everyone agrees with the use of biotech crops. Critics have expressed doubts about productivity gains and have concerns about the possibility of a "Frankenfood" becoming toxic or creating an ecological disaster should some new plant become invasive. But numerous safeguards are in place, including rigorous approval processes. Countries that had prohibited biotech crops are now slowly introducing them. Increased adoption of biotech plants has had positive ecological effects, as higher yields reduce needs for additional crop acres and related deforestation, insect resistance reduces needs for pesticides, and herbicide resistance reduces fuel consumption and soil erosion by requiring less tillage.

Mankind's progress in agriculture has been truly amazing. We cannot revert back to previous agricultural processes, which are insufficient to feed a worldwide population of 6.7 billion. Instead, substantial investments in agriculture, and judicious use of new technologies, are needed to maintain impressive production gains in the future.

Columbia Acorn Funds News

Resumption of Securities Lending

Columbia Acorn Funds restarted its securities lending program during the second quarter. The domestic Funds briefly participated in securities lending in the third quarter of last year but suspended lending activities due to the turmoil in the financial markets at that time. As market conditions have stabilized somewhat, the Columbia Acorn Trust Board and Columbia Wanger Asset Management (CWAM) made the decision to begin securities lending again in June.

Securities lending has come under media scrutiny recently so we want to clearly state how CWAM administers the lending program. Fund shareholders receive all of the income generated by our lending program, net of modest fees charged by the lending agent to operate the program. The securities lending income benefits Fund shareholders by offsetting a portion of the Funds' operating expenses, which increases the Funds' total returns. The advisor charges no additional fees for administering this program.

As mentioned in our third quarter report last year, securities lending is the temporary lending of a Fund's portfolio securities to broker/dealers and other institutional investors. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund may recall the loans at any time and may do so in order to vote proxies or to sell the loaned securities. Furthermore, borrowers provide the Fund with cash collateral that exceeds the value of the securities on loan. The Fund could lose money if it incurred a loss on the reinvestment of the cash collateral. Cash collateral for the program is invested in the Dreyfus Government Cash Management Fund. The securities lending agent is Goldman Sachs Agency Lending. Thus far, shareholders have received modest benefits and incurred no losses from the program.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Mazoyer, Marcel and Roudart, Laurence, A History of World Agriculture, (New York, NY, Monthly Review Press, 2006).

2  Federico, Giovanni, Feeding The World, (Princeton and Oxford, Princeton University Press, 2005).

3  Ibid, pg. 97.

4  Ibid, pgs. 55, 19.

5  Mazoyer, Marcel and Roudart, Laurence, op. cit., pg 11.

6  Hesser, Leon, The Man Who Fed The World, (Dallas, TX, Durban House, 2006).

7  The Green Revolution is defined by Mazoyer and Roudart as, "a variant of the contemporary agricultural revolution but without the large-scale motorization and mechanization, developed widely in the developing countries."

8  ISAAA Brief 39-2008: Executive Summary, "Global Status of Commercialized Biotech/GM Crops: 2008, The First Thirteen Years, 1996 to 2008," available at www.isaaa.org.

9  "GM crops: global, socio-economic and environmental impacts 1996-2007," a research paper written by Graham Brookes and Peter Barfoot of PG Economics Ltd, Dorchester, U.K., May 2009.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2009 – June 30, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,096.40	1,019.24	5.82	5.61	1.12
Class B	1,000.00	1,000.00	1,092.48	1,015.87	9.34	9.00	1.80
Class C	1,000.00	1,000.00	1,091.99	1,015.17	10.06	9.69	1.94
Columbia Acorn International
Class A	1,000.00	1,000.00	1,210.51	1,017.60	7.95	7.25	1.45
Class B	1,000.00	1,000.00	1,205.89	1,014.03	11.87	10.84	2.17
Class C	1,000.00	1,000.00	1,205.40	1,013.54	12.41	11.33	2.27
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,079.19	1,018.05	7.01	6.80	1.36
Class B	1,000.00	1,000.00	1,075.38	1,014.38	10.81	10.49	2.10
Class C	1,000.00	1,000.00	1,075.18	1,013.98	11.22	10.89	2.18
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,093.28	1,017.01	8.15	7.85	1.57
Class B	1,000.00	1,000.00	1,090.30	1,013.88	11.40	10.99	2.20
Class C	1,000.00	1,000.00	1,090.20	1,012.65	12.70	12.23	2.45
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,241.10	1,017.90	7.72	6.95	1.39
Class B	1,000.00	1,000.00	1,236.59	1,014.38	11.65	10.49	2.10
Class C	1,000.00	1,000.00	1,236.49	1,013.74	12.37	11.13	2.23
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,075.18	1,022.32	2.57	2.51	0.50
Class B	1,000.00	1,000.00	1,073.29	1,019.84	5.14	5.01	1.00
Class C	1,000.00	1,000.00	1,070.81	1,018.60	6.42	6.26	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced for Columbia Thermostat Fund, Columbia Acorn International Select and Columbia Acorn Select.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended June 30, 2009.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

Coach	1.4%
ITT Educational Services	1.2%
Southwestern Energy	1.2%
People's United	1.1%
Bally Technologies	1.0%
Fugro	1.0%
FMC Technologies	1.0%
AmeriCredit	0.8%
Myriad Genetics	0.6%
OLAM International	0.4%
Hexagon	0.4%
Pacific Rubiales Energy	0.4%

The stock market did well in the second quarter, jumping up from what appeared to be oversold levels. Columbia Acorn Fund returned 20.87% (Class A shares, without sales charge). The Fund returned somewhat more than its primary benchmark, the Russell 2500 Index, which rose 20.27%. During the first half of 2009, the Fund grew 9.64%, nicely outperforming the 6.52% gain of the Russell 2500 Index. As shown on Page 5, Columbia Acorn Fund also beat most other benchmarks in both periods.

As might be expected during a market reversal, several important stocks changed direction during the second quarter. Handbag and accessories designer and retailer Coach was the Fund's largest dollar winner in the quarter, up 62% as the company cut costs and repositioned its product line, which resulted in earnings dropping less than most analysts expected. Used car lender AmeriCredit achieved second place dollar winnings for both the quarter and the half, up 131% and 77% respectively, on news of a successful refinancing. Gaming machine maker Bally Technologies scored a more than 60% gain in the second quarter, earning third place dollar winnings thanks to its strong new product pipeline. All three stocks had been down 20% to 23% in the first quarter.

In contrast, three stocks that we cited as fine performers in the first quarter ended up as Columbia Acorn Fund's largest dollar losers in the second quarter. ITT Educational Services, People's United and Myriad Genetics each fell 15% to 20%. While ITT Educational's earnings were excellent, fears about student loan financing and additional regulation resurfaced. Connecticut bank People's United reported rising credit defaults. Default rates remained under half the rates of the bank's peers, but the news was bad, and the stock dropped. Myriad fell in response to disappointing revenue growth; sales of its genetic tests appear to be more sensitive to the economy than expected. We cut positions in each by over 20% in the first half, reducing dollar losses.

Energy stocks did well in both the quarter and the half as oil prices jumped. FMC Technologies rose 20% in the quarter, and its 55% gain in the half lifted it into the Fund's largest dollar winner position. Fugro, another offshore oil service company, gained 38% in the quarter and 53% in the half, earning the fourth place dollar winner position year to date. Gas producer Southwestern Energy was also hot, rising 31% in the quarter and 34% in the half, taking fifth place in dollar gains for the half.

Foreign stocks outperformed in both the second quarter and the first half of the year. Energy stocks helped a lot; Fugro was the top foreign dollar winner in both periods. Oil producer Pacific Rubiales Energy surged more than 110% in the quarter and more than 350% in the half on expectations that production will rise rapidly. Measurement equipment company Hexagon jumped over 80% in both the quarter and the half as business appeared to be bottoming or improving in several countries. Agricultural supply chain manager OLAM International's stock surged over 70% in both periods as fears about customers' abilities to finance purchases abated. Foreign stocks were 9.5% of the Fund's assets at the end of the second quarter, up from 7.1% at the end of March.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2009

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	9.64% 3.34	-26.03% -30.28	0.67% -0.52	5.47% 4.76
Returns after taxes on distributions	NAV POP	9.64 3.34	-26.10 -30.35	-0.16 -1.34	4.64 3.94
Returns after taxes on distributions and sale of fund shares	NAV POP	6.27 2.17	-16.84 -19.61	0.78 -0.23	4.74 4.11
Russell 2500 Index** (pretax)		6.52	-26.72	-0.93	2.77

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.05%.

*Year to date data is not annualized.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Coach Designer & Retailer of Branded Leather Accessories	1.4%
2.	Crown Castle International Communications Towers	1.4%
3.	Ametek Aerospace/Industrial Instruments	1.3%
4.	Donaldson Industrial Air Filtration	1.2%
5.	ITT Educational Services Post-secondary Degree Services	1.2%
6.	Expeditors International of Washington International Freight Forwarder	1.2%
7.	Southwestern Energy Oil & Gas Producer	1.2%
8.	People's United Connecticut Savings & Loan	1.1%
9.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.1%
10.	Bally Technologies Slot Machines & Software	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through June 30, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $11.7 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

Serco	1.1%
Capita Group	1.1%
Educomp Solutions	0.9%
Central European Distribution	0.8%
Jain Irrigation Systems	0.7%
RexLot Holdings	0.6%

Columbia Acorn International rose 33.20% (Class A shares, without sales charge) in the second quarter, slightly trailing the 34.15% rise of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. Year to date, the Fund was up 21.05%, 3.49% behind its primary benchmark. Small-cap international stocks led larger-cap international stocks, as exemplified by the MSCI EAFE Index, which was up 25.43% in the quarter and 7.95% year to date.

While coming on the heels of a severe sell-off in 2008, an absolute return north of 30% in a single quarter is always pleasing. This remarkable reversal in market sentiment in the second quarter appears to reflect decreasing anxiety about our economic future, as credit markets show signs of life, in a context of attractive valuations. While the stock market has historically done a good job of anticipating changes in economic fundamentals by several quarters, it is worth noting that the majority of the companies we follow have reported few sightings of "green shoots" presaging a return to global growth. Indeed, the International Monetary Fund expects global economic activity to contract by 1.4% in 2009 before expanding 2.5% in 2010. The major exception to this has been the emerging markets of non-Japan Asia and Latin America. In these economies, the sentiment is now distinctly upbeat. The rapid implementation of a sizeable government stimulus package in China, and an election outcome in India perceived to endorse further economic liberalization, drove this enthusiasm.

Investments in emerging markets, which constitute about one quarter of the Fund's assets, posted the strongest returns, with the Fund's holdings in Asia ex-Japan up nearly 50% in the quarter and roughly 45% year to date. The Fund's Indian stocks were up just short of 80% in the quarter and 66% in the half year, led by Jain Irrigation Systems. Jain is the country's leading manufacturer of micro-irrigation systems and is a beneficiary of government policies that support efficient irrigation. Educomp Solutions provides multimedia educational content to Indian classrooms and is a recent addition to the portfolio. Its stock was also a big winner. Consumer stocks in developing markets, a long-time theme in the Fund, were also notable standouts: Central European Distribution, a Polish spirits company, more than doubled in the quarter after renegotiating agreements and financing related to a Russian acquisition. In the half year this stock was up 35%. RexLot Holdings, which provides systems and services to the Chinese lottery market, tripled after several punishing quarters on evidence of tangible progress in its core business. Its stock was up 224% through June 30, 2009.

While still making a positive contribution to absolute return, the Fund's overweight position in health care stocks failed to keep up with a buoyant market. These companies' fortunes tend to be less correlated with actual or perceived changes in economic activity. Stock selection, however, was decidedly unhelpful in the pharmaceutical and biotech sectors, where after the quarter end, we made some changes. Japan was a drag on absolute return in the half year and the quarter, but keep in mind that Japan fell substantially less than most regions in 2008 and, therefore, had less ground to make up.

The Fund's holdings in the United Kingdom and Ireland fell short in the half year. The Fund held large positions in Serco and Capita Group, service providers with highly predictable revenues and considerable exposure to government contracts. Their comparatively low risk profiles proved to be a liability in an environment in which the riskiest stocks rallied the most.

On earnings adjusted for cyclicality and on other valuations measures, we believe that international small-cap stocks now trade at a modest discount to their 10-year average.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2009

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	21.05% 14.09	-28.32% -32.44	8.10% 6.83	4.50% 3.79
Returns after taxes on distributions	NAV POP	20.43 13.51	-28.68 -32.78	7.32 6.05	3.71 3.00
Returns after taxes on distributions and sale of fund shares	NAV POP	13.68 9.16	-18.40 -21.08	7.27 6.15	3.88 3.26
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index** (pretax)		24.54	-26.45	7.13	7.88

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.31%.

*Year to date data is not annualized.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	1.6%
2.	OLAM International (Singapore) Agriculture Supply Chain Manager	1.5%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.4%
4.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.3%
5.	Serco (United Kingdom) Facilities Management	1.1%
6.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.1%
7.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	1.1%
8.	Imtech (Netherlands) Engineering & Technical Services	1.1%
9.	Hexagon (Sweden) Measurement Equipment	1.1%
10.	Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through June 30, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $3.3 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

FMC Technologies	2.1%
ITT Educational Services	1.9%
Atwood Oceanics	1.6%
Micros Systems	1.6%
Bally Technologies	1.6%
AmeriCredit	1.4%
Mettler Toleldo	1.3%
Valley National Bancorp	1.0%
FLIR Systems	1.0%
Lakeland Financial	0.7%
Cephalon	0.6%
Myriad Genetics	0.6%
Berkshire Hills Bancorp	0.5%
MB Financial	0.4%
Associated Banc-Corp	0.2%
Immucor	0.2%

Columbia Acorn USA ended the second quarter up 19.42% (Class A shares, without sales charge). This compares to a 20.69% gain by the Fund's primary benchmark, the Russell 2000 Index. Year to date, the Fund's 7.92% return was well ahead of the benchmark, which gained 2.64%. Small-cap stocks significantly outperformed large caps in the second quarter. The large-cap focused S&P 500 Index gained 15.93% in the quarter, 4.76% behind the Russell 2000 Index.

Winners for the quarter and half year came from a variety of sectors. Auto lender AmeriCredit returned from the near-dead as the market reacted favorably to its positive earnings announcement and to news that the company was able to renegotiate its bank credit lines. The stock was up 131% in the second quarter and 77% year to date. Bally Technologies, a slot machine manufacturer, gained more than 60% in the quarter, and was up 25% for the half year as the market recognized its strong new product pipeline. Atwood Oceanics, an offshore drilling contractor, was helped by the rebound in oil prices, which fueled a 53% gain in the quarter and a 69% return for the half year. FMC Technologies, an oil and gas wellhead manufacturer, also benefited from the oil price bounce, gaining 20% in the quarter and topping 55% for the half year.

Mettler Toledo had a strong second quarter, gaining 50%. This manufacturer of laboratory equipment has been hurt by the weak economy, but implemented a dramatic cost reduction program that boosted earnings. Cost controls also helped at Micros Systems, a provider of information systems for restaurants and hotels. Micros's earnings were down just a penny from the prior year. This ability to nearly maintain earnings, while operating in an extremely strained sector, got a positive nod from the market. Its stock gained 35% in the quarter and 55% for the half year.

Our health care stocks were weak in the quarter. Myriad Genetics produces genetic diagnostic tests and has seen its sales growth rate fall as patients defer elective tests to save money. Immucor, a maker of blood typing and screening products, saw its stock collapse when news broke that it was under investigation for potential anti-trust violations. Pharmaceutical company Cephalon fell on fears that pending legislation and regulatory actions could have a negative impact on pharmaceutical companies.

The largest detractor from performance in the quarter was ITT Educational Services, which was off 17%. A cloud is hanging over private education companies as proposed legislation could negatively impact these organizations.

Year to date, Fund bank holdings came up short. Community banks MB Financial, Valley National Bancorp, Berkshire Hills Bancorp, Lakeland Financial and Associated Banc-Corp all made the Fund's loser list as high default rates took down the whole group. Losses in these stocks ranged from 19% to 63%. Infrared camera manufacturer FLIR Systems also declined after failing to win a new military contract. Its stock fell 26%.

The second quarter brought springtime to the United States and to the stock and bond markets. Debt markets loosened up quite a bit during the quarter, with some corporate bond spreads dropping back below levels of one year ago. Credit markets led the stock market down last year; they may be leading us the other way in 2009.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2009

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	7.92% 1.72	-28.41% -32.53	-2.09% -3.25	4.70% 3.99
Returns after taxes on distributions	NAV POP	7.92 1.72	-28.41 -32.53	-2.60 -3.75	4.37 3.66
Returns after taxes on distributions and sale of fund shares	NAV POP	5.15 1.12	-18.47 -21.14	-1.58 -2.55	4.21 3.58
Russell 2000 Index** (pretax)		2.64	-25.01	-1.71	1.99

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.29%.

*Year to date data is not annualized.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Crown Castle International Communications Towers	2.8%
2.	ESCO Technologies Automatic Electric Meter Readers	2.6%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.1%
4.	Ametek Aerospace/Industrial Instruments	2.0%
5.	tw telecom Fiber Optic Telephone/Data Services	1.9%
6.	ITT Educational Services Post-secondary Degree Services	1.9%
7.	Informatica Enterprise Data Integration Software	1.7%
8.	Global Payments Credit Card Processor	1.7%
9.	Atwood Oceanics Offshore Drilling Contractor	1.6%
10.	Micros Systems Information Systems for Restaurants & Hotels	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through June 30, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.1 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

Naspers	4.9%
Serco	4.7%
Pacific Rubiales Energy	3.3%
Intertek Group	3.3%
Nintendo	2.6%
Jupiter Telecommunications	2.0%
Hexagon	1.8%
Cephalon	1.4%

Columbia Acorn International Select ended the second quarter up 23.32% (Class A shares, without sales charge), underperforming its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, which gained 28.70%. Year to date, the Fund was up 9.33%, while its benchmark posted a 14.93% return. The Fund's less cyclical portfolio, which helped performance during the recent market crash, held the Fund back as investors rushed into riskier assets.

Pacific Rubiales Energy, an oil production and exploration company operating in Colombia, was a top contributor to Fund performance, up 110% in the second quarter and more than 350% year to date. The stock benefited from the rebound in oil prices and on expectations that its production will continue to rise rapidly. Naspers, a media company with assets in South Africa and other emerging markets, was also strong, returning 55% for the quarter and 42% year to date. Naspers announced strong results through the end of March and also benefited from its 35% holding in the rapidly growing Chinese internet company Tencent. U.K. facilities management company Serco ended the quarter up 32% and was up just over 7% year to date. In June, Serco announced a series of major contract wins that continue to drive double-digit revenue growth. Swedish measurement equipment manufacturer Hexagon was up over 80% for the quarter and the half year on expectations that we have seen the worst of the economic crisis. Finally, Intertek Group, a U.K. provider of testing, inspection and certification services, rose 39% in the quarter and 56% year to date as increasing government regulations continued to drive growth in its consumer products testing business.

Health care holdings were among the Fund's worst performers as investors moved away from these more defensive businesses. U.S. pharmaceutical company Cephalon, Swiss orthopedic surgery materials manufacturer, Synthes and U.S. biotech company BioMarin fell between 20% and 31% in the half. We opted to sell the Fund's positions in Synthes and BioMarin. Japan's Nintendo, a maker of gaming software and hardware, was also off for both periods, down 5% in the quarter and 27% year to date as growth in its Wii product slowed. Japanese cable service provider Jupiter Telecommunications rebounded in the second quarter with a gain of 13%, but it was not enough to offset first quarter declines. The stock was down 28% year to date as investors sold last year's strong performers to fund purchases of more cyclical stocks.

Volatility has been, and is likely to continue to be, a defining feature of the global equity markets. High debt levels, loose monetary policies, large fiscal stimulus plans, changing government regulations, rapidly evolving business environments and other factors will keep investors guessing. We will continue to focus our efforts on finding those companies that we believe can manage such turbulence and adequately reward shareholders over the long term.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2009

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	9.33% 3.05	-34.91% -38.66	6.77% 5.51	2.35% 1.66
Returns after taxes on distributions	NAV POP	9.04 2.77	-35.09 -38.82	6.51 5.26	2.20 1.51
Returns after taxes on distributions and sale of fund shares	NAV POP	6.07 1.98	-22.69 -25.13	6.02 4.91	2.12 1.51
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index** (pretax)		14.93	-30.16	4.30	5.32

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.54%.

*Year to date data is not annualized.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	4.9%
2.	Serco (United Kingdom) Facilities Management	4.7%
3.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.7%
4.	Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine, & Specialty Chemicals	3.5%
5.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	3.3%
6.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	3.3%
7.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.2%
8.	NHN (South Korea) South Korea's Largest Online Search Engine	2.9%
9.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	2.7%
10.	Alexion Pharmaceuticals (United States) Biotech Focused on Orphan Diseases	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through June 30, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $336.9 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/09

ITT Educational Services	5.5%
Pacific Rubiales Energy	5.3%
Safeway	4.6%
Hertz	4.1%
Tetra Technologies	3.6%
Expedia	3.0%
Waste Management	2.8%
MF Global	2.4%
Conseco	2.4%
Discover Financial Services	0.9%
SBA Communications	0.8%
Steelcase	0.8%
Gran Tierra Energy	0.5%
Princeton Review	0.3%

Columbia Acorn Select gained 28.01% (Class A shares, without sales charge) in the second quarter, which was 9.26% more than the Fund's primary benchmark, the S&P MidCap 400 Index. Mid-cap stocks outperformed large caps. The S&P 500 Index was up 15.93%.

In our fourth quarter 2008 report, we mentioned positioning the portfolio in a barbell fashion. We saw many companies trading at low valuations due to a perceived bankruptcy risk, a fear driven by the tight credit markets. These undervalued, completely battered companies in the Fund's portfolio made up one side of the barbell, and at the other end we had companies that were solid franchises with little to no credit risk. If the economy kept losing ground, we felt these solid franchises would hold up better than most and the already battered companies wouldn't go down much more unless they went bankrupt (they were a much smaller dollar amount in the portfolio than the solid franchises). However, if the economy stabilized or improved, we would see the lending market re-open and bankruptcy risk lessen, causing the battered companies to explosively rise. The latter scenario describes what happened in the second quarter.

Looking at some of the Fund's top gainers in the quarter, we had five stocks that each added 2% or more return to our portfolio and each of these stocks was at the undervalued end of our barbell. They included Tetra Technologies, Pacific Rubiales Energy, Hertz, Conseco and Expedia. On the downside, ITT Educational Services cost the Fund 1.7% of performance. ITT, one of the solid franchises with little credit risk, held up well last year but pulled back as money flowed into the riskier stocks in the second quarter and as proposed legislation threatened to negatively impact the private education sector.

Columbia Acorn Select's year-to-date performance was a positive 24.11% vs. gains of 8.47% for the S&P MidCap 400 Index and 3.16% for the S&P 500 Index. Looking at the drivers of this solid outperformance, we see large gains in Pacific Rubiales Energy, MF Global, Expedia and Tetra Technologies. On the downside, Conseco, Safeway, Cephalon and Waste Management were the Fund's biggest detractors to year-to-date performance.

During the quarter we added several new names: Gran Tierra Energy, Discover Financial Services, Princeton Review, SBA Communications and Steelcase. We sold three positions: Cephalon, Knoll and Tellabs.

The credit markets continue to gradually re-open, which is positive, but many companies can still only issue credit based on federal programs and guarantees. Hopefully in the coming few quarters these programs will be unnecessary for companies to access the credit markets. Though we have rebuilt some of our capital from last year's collapse, we are still cautious; the Fund's cash levels are currently at 5% and could possibly trend higher over the coming months. Furthermore, in order to reduce risk, we've cut top position sizes to between 3% and 6% of the Fund, down from the prior 6% to 9% range. I see the fixed-income market facing challenges too that include an explosion in Treasury debt issuance.

I also worry about a possible return of energy price inflation in the next couple of years. I believe the market should grind higher in the coming months, but our economy is still weak and more excessive volatility probably lies ahead. We will continue to review and fine-tune our approach to try and get the most out of the markets as we struggle through the rough patches.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2009

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	24.11% 16.97	-33.11% -36.96	-0.02% -1.20	4.45% 3.75
Returns after taxes on distributions	NAV POP	24.11 16.97	-33.11 -36.96	-0.38 -1.56	4.19 3.48
Returns after taxes on distributions and sale of fund shares	NAV POP	15.67 11.03	-21.52 -24.02	0.09 -0.91	3.92 3.29
S&P MidCap 400 Index** (pretax)		8.47	-28.02	0.36	2.93

All results shown assume reinvestment of distributions.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.24%.

*Year to date data is not annualized.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/09

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/09

1.	ITT Educational Services Post-secondary Degree Services	5.5%
2.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	5.3%
3.	SkillSoft Web-based Learning Solutions (E-Learning)	4.8%
4.	Safeway Supermarkets	4.6%
5.	Hertz Largest U.S. Rental Car Operator	4.1%
6.	Quanta Services Electrical & Telecom Construction Services	3.9%
7.	Tetra Technologies U.S.-based Service Company with Life of Field Approach	3.6%
8.	Expedia Online Travel Services Company	3.0%
9.	Coach Designer & Retailer of Branded Leather Accessories	2.9%
10.	Career Education Post-secondary Education	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through June 30, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.5 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter up 19.22% (Class A shares, without sales charge), outperforming the 15.93% gain in the S&P 500 Index, the Fund's primary stock benchmark, and the 1.78% return of the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary bond benchmark. Year to date the Fund was up 7.52%, well ahead of the 3.16% gain of the S&P 500 Index and the 1.90% return for the Barclays Capital U.S. Aggregate Bond Index.

Among the underlying stock funds in which the Fund invests, Columbia Acorn International offered very strong performance for the quarter, up 33.30%, and half year, up 21.31%. Columbia Acorn Select also came back strong with a 28.11% second quarter gain and 24.38% year-to-date return. The Fund remained 100% invested in stock funds throughout the second quarter. The full stock exposure allowed Columbia Thermostat Fund to reap the rewards of the equity market rally that began in early March and continued through period end.

The recent market turbulence challenged the Fund's design. Had we known how far the market would plunge, we might have changed the allocation table and put more bond funds into Columbia Thermostat. Fearing sales of stock funds at or near what could have been a market bottom, we waited. The patience appears to have paid off. As we completed this report on August 10, 2009, the S&P 500 Index had topped 1,000, recovering from its low of 667. This increase triggered a reallocation on July 24, 2009, to 95% stock funds and 5% bond funds, the Fund's first reallocation since October 10, 2008. With the S&P 500 Index back within the range of the current reallocation table, Thermostat will adjust for future market moves, selling stocks on strength and buying on weakness.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2009

Stock Funds Fund	Weightings in category	2nd quarter	Year to date returns to 6/30/09
Columbia Acorn Fund	15%	20.90%	9.77%
Columbia Acorn Select	10%	28.11%	24.38%
Columbia Marsico Growth Fund	15%	15.22%	4.70%
Columbia Acorn International	15%	33.30%	21.31%
Columbia Dividend Income Fund	20%	12.31%	-0.86%
Columbia Large Cap Enhanced Core Fund	25%	15.74%	1.86%
Weighted Average Equity Return/Loss	100%	19.54%	7.90%

Columbia Thermostat Fund did not hold bond funds in the second quarter or year-to-date periods.

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2009

Inception 3/3/03		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	7.52% 1.34	-21.82% -26.32	-0.09% -1.26	3.69% 2.73
Returns after taxes on distributions	NAV POP	7.52 1.34	-22.33 -26.79	-1.76 -2.91	2.27 1.31
Returns after taxes on distributions and sale of fund shares	NAV POP	4.89 0.87	-14.04 -16.97	-0.58 -1.57	2.73 1.89
S&P 500 Index** (pretax)		3.16	-26.21	-2.24	3.44
Barclays Capital U.S. Aggregate Bond Index** (pretax)		1.90	6.05	5.01	4.38
Barclays Capital U.S. Intermediate Credit Bond Index (pretax)		7.53	4.28	4.04	3.92
Lipper Flexible Portfolio Funds Index (pretax)		7.59	-21.04	1.16	5.09

All results shown assume reinvestment of distributions.

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2010. Class A expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.40% and 1.22%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

*Year to date data is not annualized.

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/09

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through June 30, 2009

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. Although the indexes are provided for assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Barclays Capital U.S. Aggregate Bond Index became the Fund's primary benchmark for debt securities effective July 1, 2008. The Fund changed to this debt benchmark because the advisor believes it is a more appropriate comparison to the Fund's investments. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $125.3 million

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Information
AboveNet	0	100,000
Actuate	2,500,000	2,785,803
Art Technology Group	0	885,000
Blue Coat Systems	0	400,576
CommScope	0	1,085,000
Entegris	3,000,000	3,750,000
Eutelsat (France)	0	250,000
F5 Networks	0	665,000
Informatica	5,500,000	6,700,000
IXYS	2,035,000	2,135,000
ManTech International	180,000	225,000
Mettler Toledo	1,300,000	1,385,000
Monolithic Power Systems	315,000	645,000
Netgear	870,000	970,000
Novell	12,300,000	12,500,000
ON Semiconductor	2,914,000	3,384,000
SBA Communications	0	1,000,000
Singapore Exchange (Singapore)	3,400,000	10,000,000
VisionChina Media - ADR (China)	2,000,000	2,700,000
WNS - ADR (India)	39,325	709,260
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,777,000	2,869,585
Albemarle	1,350,000	1,530,000
Carbone Lorraine (France)	189,580	515,380
Celanese	0	450,000
Drew Industries	1,324,000	1,600,000
FreightCar America	0	225,000
GrafTech International	0	1,700,000
HEICO	850,000	1,225,000
Imtech (Netherlands)	1,041,000	1,093,050
Interline Brands	2,000,000	2,600,000
M/I Homes	484,000	584,000
MOOG	1,520,000	1,660,000
Neopost (France)	0	114,000
Novozymes (Denmark)	255,000	363,000
NVR	0	60,000
OLAM International (Singapore)	15,200,000	30,000,000
Pall	1,375,000	1,675,000
Ritchie Brothers Auctioneers	200,000	437,500
Serco (United Kingdom)	607,259	3,000,000
Sociedad Quimica y Minera de Chile - ADR (Chile)	1,800,000	2,000,000
Consumer Goods & Services
American Apparel	0	830,444
Avis Budget Group	0	6,000,000
Bebe Stores	0	445,700
Charlotte Russe	0	1,706,102

	Number of Shares
	03/31/09	06/30/09
Charming Shoppes	0	2,751,621
Chico's FAS	2,850,000	7,507,000
Children's Place Retail Stores	200,000	1,061,000
Herman Miller	3,000,000	3,500,000
Hertz	0	3,000,000
Hibbett Sports	264,835	600,000
HNI	975,000	1,245,000
Hot Topic	1,987,000	3,308,890
Interface	0	646,780
J Crew Group	800,000	1,964,000
Knoll	3,300,000	4,000,000
Lifestyle International (Hong Kong)	0	3,381,400
Lululemon Athletica	0	1,800,000
New Oriental Education & Technology - ADR (China)	0	386,000
Princeton Review	2,800,000	2,974,300
Saks	0	3,100,000
Steelcase	0	2,016,856
True Religion Apparel	1,150,000	1,783,000
Urban Outfitters	3,950,000	4,020,000
Winnebago	570,000	850,000
Finance
Berkshire Hills Bancorp	100,000	234,693
CIT Group	0	7,000,000
Cullen/Frost Bankers	0	250,000
GATX	1,330,000	1,730,000
Investment Technology Group	647,502	700,000
McGrath Rentcorp	2,090,000	2,266,361
Sandy Spring Bancorp	0	178,550
TCF Financial	3,550,000	4,150,000
ViewPoint Financial	15,090	500,000
Wilmington Trust	0	1,690,000
Health Care
Alexion Pharmaceuticals	2,850,000	3,000,000
American Medical Systems	2,020,200	2,400,000
Beckman Coulter	0	300,000
Cepheid	3,100,000	4,000,000
Luminex	1,142,100	2,453,000
Medarex	4,300,000	4,800,000
NPS Pharmaceuticals	0	669,465

See accompanying notes to financial statements.

	Number of Shares
	03/31/09	06/30/09
Purchases (continued)
Energy & Minerals
Carrizo Oil & Gas	1,200,000	1,400,000
Fugro (Netherlands)	2,665,488	2,809,568
Gran Tierra Energy (Canada)	0	4,000,000
Royal Gold	0	300,000
ShawCor (Canada)	1,070,000	1,670,000
Silver Wheaton (Canada)	1,000,000	2,700,000
Tetra Technologies	1,038,000	1,198,000
Trinidad Drilling (Canada)	0	4,870,800
Other Industries
Ascendas Real Estate Investment Trust (Singapore)	0	13,069,100
Corporate Office Properties	715,000	900,000
DCT Industrial Trust	0	3,750,000
JB Hunt Transport Services	2,000,000	2,110,000
Kite Realty Group	1,900,000	2,300,000
Macerich Company	635,000	1,065,000
Red Electrica de Espana (Spain)	0	536,000
Washington Real Estate Investment Trust	0	700,000
World Fuel Services	0	200,000

	Number of Shares
	03/31/09	06/30/09
Sales
Information
Activision Blizzard	300,000	0
American Tower	2,250,000	1,750,000
Avnet	3,465,000	3,125,000
Concur Technologies	2,000,000	1,800,000
Discovery Communications	2,250,000	1,820,000
FLIR Systems	5,000,000	3,276,660
Hexagon (Sweden)	6,100,000	5,200,000
Mediacom Communications	4,000,000	3,655,915
Red Hat	3,000,000	2,000,000
Rofin-Sinar Technologies	470,000	320,000
Rogers	280,000	0
SES (France)	1,250,000	893,000
Tellabs	2,800,000	0
Teradata	1,615,000	340,000
Trimble Navigation	2,840,000	2,490,000
Varian	540,897	500,000
Viad	124,674	0
Industrial Goods & Services
Administaff	2,025,000	1,935,000
American Commercial Lines	400,000	0
Aptargroup	500,000	350,000
Expeditors International of Washington	5,300,000	4,200,000
Martin Marietta Materials	850,000	700,000
Oshkosh	3,500,000	3,150,000
Pentair	2,600,000	2,300,000
TrueBlue	1,200,000	800,000
Union Tool (Japan)	130,700	0
Waste Connections	1,850,000	1,200,000
WW Grainger	1,200,000	1,000,000
Consumer Goods & Services
Abercrombie & Fitch	2,625,000	2,505,000
Coach	6,730,000	5,930,000
Expedia	5,000,000	4,700,000
GameStop	1,450,000	647,000
Intralot (Greece)	2,380,000	0
ITT Educational Services	1,442,303	1,400,000
Macy's	1,950,000	0
Nordstrom	1,200,000	0
Vail Resorts	2,265,690	1,950,000
Finance
Affiliated Managers Group	230,000	0
Cohen & Steers	1,150,000	550,000
People's United	12,063,899	8,563,899

See accompanying notes to financial statements.

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales (continued)
Health Care
Array Biopharma	1,509,185	0
Cephalon	1,115,000	1,000,000
Edwards Lifesciences	1,000,000	750,000
Hologic	2,800,000	1,900,000
ICU Medical	1,250,000	850,000
Kinetic Concepts	1,300,000	900,000
Lincare Holdings	1,150,000	0
Meridian Biosciences	790,000	0
Nektar Therapeutics	5,325,000	4,631,195
Rhoen-Klinikum (Germany)	1,650,000	975,300
Savient Pharmaceuticals	3,000,000	2,000,000
Seattle Genetics	4,400,000	3,834,516
Energy & Minerals
Exterran Holdings	1,055,000	502,000
Ultra Petroleum	1,300,000	975,000
Other Industries
General Growth Properties	2,200,000	0
Jiangsu Expressway (China)	34,804,000	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 97.3%
Information 24.7%
	> Business Software 4.8%
6,700,000	Informatica (a)(b)	$115,173
	Enterprise Data Integration Software
1,150,000	Quality Systems (c)	65,504
	IT Systems for Medical Groups & Ambulatory Care Centers
2,480,544	Micros Systems (a)	62,808
	Information Systems for Restaurants & Hotels
12,500,000	Novell (a)	56,625
	Directory, Operating System & Identity Management Software
1,800,000	Concur Technologies (a)	55,944
	Web Enabled Cost & Expense Management Software
1,525,000	ANSYS (a)	47,519
	Simulation Software for Engineers & Designers
2,000,000	Red Hat (a)	40,260
	Maintenance & Support for Open Source & Middleware
2,425,000	Kenexa (a)(b)	28,057
	Recruiting & Workforce Management Solutions
1,800,000	Blackbaud	27,990
	Software & Services for Non-profits
3,050,000	Radiant Systems (a)(b)	25,315
	IT Systems for Restaurants, Convenience Stores & Retail Stores
2,785,803	Actuate (a)(b)	13,316
	Information Delivery Software & Solutions
1,000,000	NetSuite (a)(c)	11,810
	End to End IT Systems Solution Delivered Over the Web
700,000	Avid Technology (a)	9,387
	Digital Nonlinear Editing Software & Systems
885,000	Art Technology Group (a)	3,363
	Software & Tools to Optimize Websites for E-Commerce
		563,071
	> Instrumentation 3.3%
1,385,000	Mettler Toledo (a)	106,853
	Laboratory Equipment
3,276,660	FLIR Systems (a)	73,921
	Infrared Cameras
2,490,000	Trimble Navigation (a)	48,879
	GPS-based Instruments
5,200,000	Hexagon (Sweden)	47,045
	Measurement Equipment
500,000	Dionex (a)	30,515
	Ion & Liquid Chromatography
2,750,000	IPG Photonics (a)(b)	30,167
	Fiber Lasers
500,000	Varian (a)	19,715
	Analytical Instruments
1,053,965	FARO Technologies (a)(b)	16,368
	Precision Measurement Equipment
400,000	Hamamatsu Photonics (Japan)	7,625
	Optical Sensors for Medical & Industrial Applications

Number of Shares		Value (000)
320,000	Rofin-Sinar Technologies (a)	$6,403
	Laser Systems
		387,491
	> Computer Hardware & Related Equipment 2.8%
3,800,000	Amphenol	120,232
	Electronic Connectors
2,400,000	II-VI (a)(b)	53,208
	Laser Optics & Specialty Materials
1,340,000	Dolby Laboratories (a)	49,955
	Audio Technology for Consumer Electronics
1,400,000	Zebra Technologies (a)	33,124
	Bar Code Printers
800,000	Nice Systems - ADR (Israel) (a)	18,456
	Audio & Video Recording Solutions
970,000	Netgear (a)	13,978
	Networking Products for Small Business & Home
740,000	Belden CDT	12,358
	Specialty Cable
944,100	Stratasys (a)	10,376
	Rapid Prototyping Systems
340,000	Teradata (a)	7,966
	Enterprise Data Warehouse Systems
500,000	Intermec (a)	6,450
	Bar Code & Wireless LAN Systems
		326,103
	> Mobile Communications 2.2%
6,575,000	Crown Castle International (a)	157,931
	Communications Towers
1,750,000	American Tower (a)	55,178
	Communications Towers in USA & Latin America
1,000,000	SBA Communications (a)	24,540
	Communications Towers
1,200,000	MetroPCS Communications (a)	15,972
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)	1,575
	Satellite Mobile Voice & Data Carrier
		255,196
	> Financial Processors 1.6%
2,919,000	Global Payments	109,346
	Credit Card Processor
10,000,000	Singapore Exchange (Singapore)	48,855
	Singapore Equity & Derivatives Market Operator
2,125,000	Hong Kong Exchanges and Clearing (Hong Kong)	32,995
	Hong Kong Equity & Derivatives Market Operator
		191,196
	> Telephone and Data Services 1.5%
9,500,000	tw telecom (a)(b)	97,565
	Fiber Optic Telephone/Data Services
4,300,000	Cogent Communications (a)(b)	35,045
	Internet Data Pipelines

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Telephone and Data Services—continued
8,165,000	PAETEC Holding (a)(b)	$22,045
	Telephone/Data Services for Business
2,000,000	General Communications (a)	13,860
	CATV, Web, Phone & Commercial Communications Provider in Alaska
100,000	AboveNet (a)	8,098
	Metropolitan Fiber Communications Services
		176,613
	> CATV 1.5%
2,250,000	Discovery Communications, Series C (a)	46,192
1,820,000	Discovery Communications (a)	41,041
	CATV Programming
57,000	Jupiter Telecommunications (Japan)	43,215
	Largest Cable Service Provider in Japan
1,250,000	Liberty Global, Series C (a)	19,763
	CATV Franchises Outside the USA
3,655,915	Mediacom Communications (a)(b)	18,682
	CATV Franchises
		168,893
	> Semiconductors & Related Equipment 1.4%
1,035,000	Supertex (a)(b)	25,989
	Analog/Mixed-signal Semiconductors
1,830,000	Microsemi (a)	25,254
	Analog/Mixed-signal Semiconductors
3,384,000	ON Semiconductor (a)	23,214
	Mixed-signal & Power Management Semiconductors
2,135,000	IXYS (b)	21,606
	Power Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	14,861
	Interface Integrated Circuits (ICs) & Frequency Control Products
645,000	Monolithic Power Systems (a)	14,455
	High Performance Analog & Mixed Signal Integrated Circuits (ICs)
2,110,000	Integrated Device Technology (a)	12,744
	Communications Semiconductors
3,750,000	Entegris (a)	10,200
	Semiconductor Materials Management Products
500,000	Littelfuse (a)	9,980
	Little Fuses
		158,303
	> Gaming Equipment & Services 1.2%
4,025,000	Bally Technologies (a)(b)	120,428
	Slot Machines & Software
1,000,000	Scientific Games (a)	15,770
	Lottery Services Provider
		136,198
	> Internet Related 0.9%
2,500,000	Switch & Data Facilities (a)(b)	29,325
	Network Neutral Data Centers
188,000	NHN (South Korea) (a)	25,977
	South Korea's Largest Online Search Engine

Number of Shares		Value (000)
350,000	Equinix (a)	$25,459
	Network Neutral Data Centers
800,000	Akamai (a)	15,344
	Content Delivery Network (CDN) for Better Delivery of Online Content
590,000	Vasco Data Security International (a)	4,313
	Online Banking Security & Enterprise Network Security
1,000,000	TheStreet.com	2,090
	Financial Information Websites
		102,508
	> Computer Services 0.8%
5,000,000	iGate (b)	33,100
	IT & Business Process Outsourcing Services
1,520,000	SRA International (a)	26,691
	Government IT Services
1,450,000	Virtusa (a)(b)	11,644
	Offshore IT Outsourcing
4,500,000	Hackett Group (a)(b)	10,485
	IT Integration & Best Practice Research
225,000	ManTech International (a)	9,684
	Government IT Services
709,260	WNS - ADR (India) (a)	6,298
	Offshore BPO (Business Process Outsourcing) Services
		97,902
	> Telecommunications Equipment 0.7%
1,085,000	CommScope (a)	28,492
	Wireless Infrastructure Equipment & Telecom Cable
1,380,000	Polycom (a)	27,973
	Video Conferencing Equipment
665,000	F5 Networks (a)	23,002
	Internet Traffic Management Equipment
400,576	Blue Coat Systems (a)	6,626
	WAN Acceleration & Network Security
		86,093
	> Business Information & Marketing Services 0.6%
2,500,000	Navigant Consulting (a)(b)	32,300
	Financial Consulting Firm
540,000	FTI Consulting (a)	27,389
	Financial Consulting Firm
1,240,000	InfoGROUP (a)	7,080
	Business Data for Sales Leads
		66,769
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	65,719
	Electronic Components Distribution
		65,719
	> Contract Manufacturing 0.3%
1,275,000	Plexus (a)	26,086
	Electronic Manufacturing Services
18,300,000	Sanmina-SCI (a)	8,052
	Electronic Manufacturing Services
		34,138

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Satellite Broadcasting & Services 0.2%
893,000	SES (France)	$17,049
	Satellite Broadcasting Services
250,000	Eutelsat (France)	6,459
	Co-leader in European Fixed Satellite Services
		23,508
	> Consumer Software 0.2%
3,200,000	THQ (a)	22,912
	Entertainment Software
		22,912
	> Advertising 0.1%
2,700,000	VisionChina Media - ADR (China) (a)	16,497
	Advertising on Digital Screens in China's Mass Transit System
		16,497
	> Radio —%
1,541,000	Salem Communications (a)(b)	1,479
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	850
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	432
	Spanish Language Radio Stations
		2,761
	> TV Broadcasting —%
2,500,000	Entravision Communications (a)	1,200
	Spanish Language TV & Radio Stations
1,750,000	Gray Television	858
	Mid-market Affiliated TV Stations
		2,058
Information: Total		2,883,929
Industrial Goods & Services 19.4%
	> Machinery 7.8%
4,500,000	Ametek	155,610
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	145,488
	Industrial Air Filtration
2,200,000	ESCO Technologies (a)(b)	98,560
	Automatic Electric Meter Readers
3,000,000	Clarcor (b)	87,570
	Mobile & Industrial Filters
2,300,000	Pentair	58,926
	Pumps & Water Treatment
1,975,000	Mine Safety Appliances (b)	47,597
	Safety Equipment
3,150,000	Oshkosh	45,801
	Specialty Truck Manufacturer
1,675,000	Pall	44,488
	Filtration & Fluids Clarification
1,660,000	MOOG (a)	42,845
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,100,000	Nordson	42,526
	Dispensing Systems for Adhesives & Coatings
1,300,000	Kaydon	42,328
	Specialized Friction & Motion Control Products

Number of Shares		Value (000)
1,350,000	Toro	$40,365
	Turf Maintenance Equipment
1,225,000	HEICO (b)	35,844
	FAA Approved Aircraft Replacement Parts
350,000	Lincoln Electric	12,614
	Welding Equipment & Consumables
114,000	Neopost (France)	10,251
	Postage Meter Machines
225,000	FreightCar America	3,782
	Coal Railcar Producer
		914,595
	> Industrial Materials & Specialty Chemicals 2.6%
2,000,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	72,380
	Producer of Specialty Fertilizers, Lithium & Iodine
1,530,000	Albemarle	39,122
	Refinery Catalysts & Other Specialty Chemicals
2,200,000	Nalco Holding Company	37,048
	Provider of Water Treatment & Process Chemicals & Services
363,000	Novozymes (Denmark)	29,504
	Industrial Enzymes
600,000	Greif	26,532
	Industrial Packaging
1,600,000	Drew Industries (a)(b)	19,472
	RV & Manufactured Home Components
15,000	Sika (Switzerland)	16,651
	Chemicals for Construction & Industrial Applications
2,000,000	Kansai Paint (Japan)	14,319
	Paint Producer in Japan, India, China & Southeast Asia
515,380	Carbone Lorraine (France)	14,166
	Advanced Industrial Materials
350,000	Aptargroup	11,819
	Dispensing Systems for Consumer Products & Pharmaceuticals
450,000	Celanese	10,688
	Commodity & Specialty Chemicals Provider
350,000	Koppers Holdings	9,230
	Integrated Provider of Carbon Compounds
743,100	Albany International	8,456
	Paper Machine Clothing & Advanced Textiles
		309,387
	> Other Industrial Services 2.4%
4,200,000	Expeditors International of Washington	140,028
	International Freight Forwarder
1,650,000	Forward Air (b)	35,178
	Freight Transportation Between Airports
1,750,000	Mobile Mini (a)	25,672
	Portable Storage Units Leasing
2,100,000	UTI Worldwide (a)	23,940
	Freight Forwarding & Logistics
1,093,050	Imtech (Netherlands)	21,275
	Engineering & Technical Services
600,000	Intertek Group (United Kingdom)	10,345
	Testing, Inspection & Certification Services

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Other Industrial Services—continued
900,000	American Reprographics (a)	$7,488
	Document Management & Logistics
800,000	TrueBlue (a)	6,720
	Temporary Manual Labor
615,000	TAL International Group	6,704
	Intermodal Freight Containers Leasing
		277,350
	> Industrial Distribution 2.2%
2,275,000	Airgas	92,206
	Industrial Gas Distributor
1,000,000	WW Grainger	81,880
	Industrial Distribution
900,000	Watsco	44,037
	HVAC Distribution
2,600,000	Interline Brands (a)(b)	35,568
	Industrial Distribution
		253,691
	> Outsourcing Services 1.5%
2,300,000	Quanta Services (a)	53,199
	Electrical & Telecom Construction Services
30,000,000	OLAM International (Singapore)	50,161
	Agriculture Supply Chain Manager
1,935,000	Administaff (b)	45,027
	Professional Employer Organization
3,000,000	Serco (United Kingdom)	20,843
	Facilities Management
600,000	GP Strategies (a)	3,534
	Training Programs
		172,764
	> Construction 1.2%
700,000	Martin Marietta Materials	55,216
	Aggregates
1,700,000	Simpson Manufacturing	36,754
	Wall Joint Maker
60,000	NVR (a)	30,144
	DC Homebuilder
437,500	Ritchie Brothers Auctioneers (c)	10,259
	Heavy Equipment Auctioneer
584,000	M/I Homes (a)	5,717
	Columbus-based Home Builder
		138,090
	> Waste Management 0.7%
1,858,500	Republic Services	45,366
	Solid Waste Management
1,200,000	Waste Connections (a)	31,092
	Solid Waste Management
		76,458
	> Electrical Components 0.4%
1,300,000	Acuity Brands	36,465
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	15,947
	Industrial Light Sources
		52,412

Number of Shares		Value (000)
	> Conglomerates 0.3%
2,869,585	Aalberts Industries (Netherlands)	$22,578
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	16,761
	Electronic Parts & Ceramics
		39,339
	> Steel 0.3%
1,700,000	GrafTech International (a)	19,227
	Industrial Graphite Materials Producer
390,000	Haynes International (a)	9,243
	Producer of High Performance Alloys
450,000	Commercial Metals	7,214
	Vertically Integrated Steelmaker
		35,684
Industrial Goods & Services: Total		2,269,770
Consumer Goods & Services 16.1%
	> Retail 3.9%
4,020,000	Urban Outfitters (a)	83,897
	Apparel & Home Specialty Retailer
7,507,000	Chico's FAS (a)	73,043
	Women's Specialty Retailer
2,505,000	Abercrombie & Fitch	63,602
	Teen Apparel Retailer
1,964,000	J Crew Group (a)	53,067
	Multi-channel Branded Retailer
1,061,000	Children's Place Retail Stores (a)	28,042
	Specialty Children's Retailer
3,308,890	Hot Topic (a)(b)	24,188
	Music Inspired Retailer of Apparel, Accessories & Gifts
1,800,000	Lululemon Athletica (a)(c)	23,454
	Premium Active Apparel Retailer
4,250,000	Talbots (b)	22,950
	Women's Specialty Retailer
1,706,102	Charlotte Russe (a)(b)	21,975
	Value Fashion Retailer
647,000	GameStop (a)	14,241
	Video Game Specialty Retailer
3,100,000	Saks (a)	13,733
	Luxury Department Store Retailer
600,000	Hibbett Sports (a)	10,800
	Sporting Goods Retailer
2,751,621	Charming Shoppes (a)	10,236
	Women's Specialty Plus Size Apparel Retailer
1,371,366	Gaiam (a)(b)	7,501
	Healthy Living Catalogs & E-Commerce
445,700	Bebe Stores	3,067
	Women's Contemporary Specialty Apparel Retailer
830,444	American Apparel (a)	3,023
	Vertically Integrated Apparel Retailer
		456,819

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Educational Services 2.8%
1,400,000	ITT Educational Services (a)	$140,924
	Post-secondary Degree Services
9,500,000	SkillSoft - ADR (a)(b)	74,100
	Web-based Learning Solutions (E-Learning)
1,700,000	Career Education (a)	42,313
	Post-secondary Education
1,750,301	Universal Technical Institute (a)(b)	26,132
	Vocational Training
386,000	New Oriental Education & Technology - ADR (China) (a)	26,001
	China's Largest Private Education Service Provider
2,974,300	Princeton Review (a)(b)	16,091
	College Preparation Courses
2,000,000	Voyager Learning (a)(b)	6,900
	Education Services for the K-12 Market
		332,461
	> Travel 2.4%
4,700,000	Expedia (a)	71,017
	Online Travel Services Company
1,950,000	Vail Resorts (a)(b)	52,299
	Ski Resort Operator & Developer
3,700,000	Gaylord Entertainment (a)(b)	47,027
	Convention Hotels
1,700,000	Choice Hotels	45,237
	Franchisor of Budget Hotel Brands
6,000,000	Avis Budget Group (a)(b)	33,900
	Second Largest Car Rental Company
3,000,000	Hertz (a)	23,970
	Largest U.S. Rental Car Operator
110,000	Pierre & Vacances (France)	7,653
	Vacation Apartment Lets
		281,103
	> Apparel 1.7%
5,930,000	Coach	159,398
	Designer & Retailer of Branded Leather Accessories
1,783,000	True Religion Apparel (a)(b)	39,761
	Premium Denim
		199,159
	> Nondurables 1.4%
1,010,000	Chattem (a)(b)	68,781
	Personal Care Products
2,500,000	Jarden (a)	46,875
	Branded Household Products
1,700,000	Helen of Troy (a)(b)	28,543
	Hair Dryers & Curling Irons
450,000	Energizer Holdings (a)	23,508
	Household & Personal Care Products
		167,707
	> Furniture & Textiles 1.1%
3,500,000	Herman Miller (b)	53,690
	Office Furniture
4,000,000	Knoll (b)	30,320
	Office Furniture
1,245,000	HNI	22,485
	Office Furniture & Fireplaces

Number of Shares		Value (000)
2,016,856	Steelcase	$11,738
	Office Furniture
646,780	Interface	4,010
	Modular & Broadloom Carpet
		122,243
	> Food & Beverage 0.6%
1,600,000	Hansen Natural (a)	49,312
	Alternative Beverages
2,500,000	Smart Balance (a)	17,025
	Healthy Food Products
		66,337
	> Casinos & Gaming 0.5%
4,050,000	Pinnacle Entertainment (a)(b)	37,625
	Regional Casino Operator
875,000	Penn National Gaming (a)	25,471
	Regional Casino Operator
		63,096
	> Leisure Products 0.4%
1,390,000	Thor Industries	25,534
	RV & Bus Manufacturer
1,416,000	Speedway Motorsports	19,484
	Motorsports Racetrack Owner & Operator
850,000	Winnebago Industries	6,316
	Motor Home Maker
		51,334
	> Consumer Goods Distribution 0.4%
2,600,000	Pool (b)	43,056
	Distributor of Swimming Pool Supplies & Equipment
110,010	Central European Distribution (Poland) (a)	2,923
	Vodka Production & Spirits Distribution
		45,979
	> Other Consumer Services 0.4%
1,900,000	Lifetime Fitness (a)(c)	38,019
	Sport & Fitness Club Operator
3,381,400	Lifestyle International (Hong Kong)	4,397
	Mid to High-end Department Store Operator in Hong Kong & China
		42,416
	> Restaurants 0.3%
550,000	P.F. Chang's China Bistro (a)	17,633
	Mandarin Style Restaurants
2,000,000	AFC Enterprises (a)(b)	13,500
	Popeye's Restaurants
		31,133
	> Other Entertainment 0.2%
435,000	CTS Eventim (Germany)	17,620
	Event Ticket Sales
		17,620
	> Other Durable Goods —%
4,500,000	Champion Enterprises (a)(b)	1,440
	Manufactured Homes
		1,440
Consumer Goods & Services: Total		1,878,847

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 13.0%
	> Insurance 3.4%
2,400,000	Assurant	$57,816
	Specialty Insurance
2,365,000	HCC Insurance Holdings	56,784
	Specialty Insurance
1,300,000	Endurance Specialty Holdings	38,090
	Commercial Lines Insurance/Reinsurance
1,748,000	Leucadia National (a)	36,865
	Insurance Holding Company
1,450,000	Delphi Financial Group	28,174
	Workers Compensation & Group Employee Benefit Products & Services
100,000	Markel (a)	28,170
	Specialty Insurance
575,000	Navigators Group (a)	25,547
	Specialty Insurance
1,000,000	Aspen Insurance	22,340
	Commercial Lines Insurance/Reinsurance
9,420,000	Conseco (a)(b)	22,326
	Life, Long-term Care & Medical Supplement Insurance
900,000	Tower Group	22,302
	Commercial & Personal Lines Insurance
832,000	Willis Group	21,407
	Insurance Broker
1,420,000	Selective Insurance Group	18,133
	Commercial & Personal Lines Insurance
1,200,000	SeaBright Insurance Holdings (a)(b)	12,156
	Workers Compensation Insurance
995,000	Protective Life	11,383
	Life Insurance
		401,493
	> Banks 3.3%
3,000,000	BOK Financial	113,010
	Tulsa-based Southwest Bank
4,150,000	TCF Financial	55,485
	Great Lakes Bank
4,538,205	Valley National Bancorp	53,097
	New Jersey/New York Bank
3,337,900	Associated Banc-Corp	41,724
	Midwest Bank
1,160,000	SVB Financial Group (a)	31,575
	Bank to Venture Capitalists
1,690,000	Wilmington Trust	23,085
	Delaware Trust Bank
2,020,000	MB Financial (b)	20,584
	Chicago Bank
1,200,000	TriCo Bancshares (b)	18,600
	California Central Valley Bank
250,000	Cullen/Frost Bankers	11,530
	Texas Bank
170,000	City National	6,261
	Bank & Asset Manager
178,550	Sandy Spring Bancorp	2,625
	Baltimore, D.C. Bank
1,000,000	West Coast Bancorp (b)	2,040
	Portland Community Bank

Number of Shares		Value (000)
341,296	Green Bankshares	$1,529
	Tennessee Bank
		381,145
	> Finance Companies 2.5%
7,235,000	AmeriCredit (a)(b)(c)	98,034
	Auto Lending
1,730,000	GATX	44,495
	Rail Car Lessor
2,266,361	McGrath Rentcorp (b)	43,197
	Temporary Space & IT Rentals
3,300,000	H&E Equipment Services (a)(b)	30,855
	Heavy Equipment Leasing
1,545,000	World Acceptance (a)(b)	30,761
	Personal Loans
655,000	Aaron's	19,532
	Rent to Own
7,000,000	CIT Group	15,050
	Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring
1,650,000	CAI International (a)(b)	8,415
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	6,110
	Small Equipment Leasing
		296,449
	> Brokerage & Money Management 2.1%
6,448,000	SEI Investments	116,322
	Mutual Fund Administration & Investment Management
4,235,000	Eaton Vance	113,286
	Specialty Mutual Funds
700,000	Investment Technology Group (a)	14,273
	Electronic Trading
550,000	Cohen & Steers (c)	8,223
	REIT Fund Manager
		252,104
	> Savings & Loans 1.7%
8,563,899	People's United	128,801
	Connecticut Savings & Loan
1,989,000	Washington Federal	25,857
	Savings & Loan
450,000	Housing Development Finance (India)	22,075
	Indian Mortgage Lender
500,000	ViewPoint Financial	7,615
	Texas Thrift
660,000	Provident New York Bancorp	5,359
	New York State Thrift
234,693	Berkshire Hills Bancorp	4,877
	Northeast Thrift
		194,584
Finance: Total		1,525,775
Health Care 11.7%
	> Medical Equipment & Devices 3.6%
3,000,000	Alexion Pharmaceuticals (a)	123,360
	Biotech Focused on Orphan Diseases
2,100,000	Illumina (a)	81,774
	Leading Tools & Service Provider for Genetic Analysis

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
750,000	Edwards Lifesciences (a)	$51,022
	Heart Valves
700,000	Haemonetics (a)	39,900
	Blood & Plasma Collection Equipment
2,400,000	American Medical Systems (a)	37,920
	Medical Devices to Treat Urological Conditions
1,900,000	Hologic (a)	27,037
	Diagnostic & Medical Imaging Equipment for Women's Health
900,000	Kinetic Concepts (a)	24,525
	Wound Healing & Tissue Repair Products
300,000	Beckman Coulter	17,142
	In-vitro Clinical Diagnostics
600,000	Orthofix International (a)	15,006
	Bone Fixation & Stimulation Devices
		417,686
	> Biotechnology & Drug Delivery 3.2%
2,000,000	Myriad Genetics (a)	71,300
	Genetic Diagnostics
1,660,000	Auxilium Pharmaceuticals (a)	52,091
	Biotech Focused on Niche Disease Areas
3,000,000	BioMarin (a)	46,830
	Biotech Focused on Orphan Diseases
4,800,000	Medarex (a)	40,080
	Humanized Antibodies
3,834,516	Seattle Genetics (a)	37,271
	Antibody-based Therapies for Cancer
400,000	United Therapeutics (a)	33,332
	Biotech Focused on Rare Diseases
4,631,195	Nektar Therapeutics (a)(b)	30,010
	Drug Delivery Technologies
2,000,000	Savient Pharmaceuticals (a)	27,720
	Biotech Company Focused on Niche Disease Areas
1,781,707	InterMune (a)	27,082
	Drugs for Pulmonary Fibrosis & Hepatitis C
669,465	NPS Pharmaceuticals (a)	3,119
	Orphan Drugs & Healthy Royalties
97,275	Poniard (a)	581
	Cancer Biotech
359,944	MicroDose Technologies (a)(d)	198
	Drug Inhaler Development
1,249,999	Perlegen Sciences (a)(d)	25
	Large Scale Gene Sequencing
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	15
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	8
	High Throughput Rational Drug Design
		369,662
	> Medical Supplies 2.6%
1,090,000	Henry Schein (a)	52,265
	Largest Distributor of Healthcare Products
2,453,000	Luminex (a)(b)	45,479
	Life Science Tools & Molecular Diagnostics
4,000,000	Cepheid (a)(b)	37,680
	Molecular Diagnostics

Number of Shares		Value (000)
850,000	ICU Medical (a)(b)	$34,978
	Intravenous Therapy Products
1,675,000	QIAGEN (Netherlands) (a)	31,138
	Life Science Tools & Molecular Diagnostics
486,000	Techne	31,012
	Cytokines, Antibodies & Other Reagents for Life Science
665,000	Idexx Laboratories (a)	30,723
	Diagnostic Equipment & Services for Veterinarians
700,000	Cooper	17,311
	Contact Lens Manufacturer
900,000	Immucor (a)	12,384
	Automated Blood Typing Reagents
150,000	Owens & Minor	6,573
	Distribution of Medical Supplies
		299,543
	> Health Care Services 1.8%
2,200,000	Psychiatric Solutions (a)	50,028
	Behavioral Health Services
1,050,000	Charles River Laboratories (a)	35,437
	Pharmaceutical Research
1,847,035	PSS World Medical (a)	34,189
	Distributor of Medical Supplies
700,000	MEDNAX (a)	29,491
	Physician Management for Pediatric & Anesthesia Practices
4,250,000	eResearch Technology (a)(b)	26,393
	Clinical Research Services
975,300	Rhoen-Klinikum (Germany)	21,566
	Health Care Services
850,000	Healthcare Services Group	15,198
	Outsourced Services to Long-term Care Industry
		212,302
	> Pharmaceuticals 0.5%
1,000,000	Cephalon (a)	56,650
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
2,450,000	United Drug (Ireland)	6,806
	Irish Pharmaceutical Wholesaler & Outsourcer
151,531	Myriad Pharmaceuticals (a)	705
	Genetic Diagnostics
		64,161
Health Care: Total		1,363,354
Energy & Minerals 8.3%
	> Oil Services 3.9%
2,809,568	Fugro (Netherlands)	116,666
	Sub-sea Oilfield Services
3,100,000	FMC Technologies (a)	116,498
	Oil & Gas Wellhead Manufacturer
3,200,000	Atwood Oceanics (a)	79,712
	Offshore Drilling Contractor
1,000,000	Oceaneering International (a)	45,200
	Provider of Sub-sea Services & Manufactured Products
1,670,000	ShawCor (Canada)	28,902
	Oil & Gas Pipeline Products

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil Services—continued
4,870,800	Trinidad Drilling (Canada)	$20,603
	Operator of Deep Land Drilling Rigs & Service Rigs throughout North America
1,750,000	Tesco (a)	13,895
	Developing New Well Drilling Technologies
375,000	Bristow (a)	11,111
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
1,198,000	Tetra Technologies (a)	9,536
	U.S.-based Service Company with Life of Field Approach
502,000	Exterran Holdings (a)	8,052
	Natural Gas Compressor Rental & Fabrication
2,983,500	Horizon North Logistics (Canada) (a)	2,693
	Provides Diversified Oil Service Offering in Northern Canada
		452,868
	> Oil & Gas Producers 3.8%
3,600,000	Southwestern Energy (a)	139,860
	Oil & Gas Producer
1,850,000	XTO Energy	70,559
	Oil & Gas Producer
1,100,000	Range Resources	45,551
	Oil & Gas Producer
5,110,550	Pacific Rubiales Energy (Canada) (a)	42,136
	Oil Production & Exploration in Colombia
975,000	Ultra Petroleum (a)	38,025
	Oil & Gas Producer
2,400,000	Tullow Oil (United Kingdom)	37,131
	Oil & Gas Producer
1,400,000	Carrizo Oil & Gas (a)	24,010
	Oil & Gas Producer
1,400,000	Denbury Resources (a)	20,622
	Oil Producer Using Co2 Injection
4,000,000	Gran Tierra Energy (Canada) (a)	13,927
	Oil Exploration & Production in Colombia, Peru & Argentina
1,200,000	TriStar Oil & Gas (Canada) (a)	11,338
	Canadian Oil & Gas Producer
1,500,000	Vaalco Energy (a)	6,345
	Oil & Gas Producer
		449,504
	> Mining 0.5%
2,700,000	Silver Wheaton (Canada) (a)	22,248
	Silver Mining Royalty Company
7,725,000	Uranium One (South Africa) (a)	17,733
	Uranium Mines in Kazakhstan, the U.S. & Australia
300,000	Royal Gold	12,510
	Precious Metals Mining Royalty Company
1,000,000	Ivanhoe Mines (Canada) (a)	5,545
	Copper Mine Project in Mongolia
		58,036
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	12,828
	Natural Gas Distribution, Pipeline Processing & Trading
		12,828

Number of Shares		Value (000)
	> Alternative Energy —%
1,800,000	Synthesis Energy Systems (China) (a)	$2,070
	Owner/Operator of Gasification Plants
		2,070
Energy & Minerals: Total		975,306
Other Industries 4.1%
	> Real Estate 2.2%
675,000	Federal Realty Investment Trust	34,776
	Shopping Centers
850,000	Digital Realty Trust	30,473
	Technology-focused Office Buildings
900,000	Corporate Office Properties	26,397
	Office Buildings
900,000	American Campus Communities	19,962
	Student Housing
1,065,000	Macerich Company (c)	18,755
	Regional Shopping Malls
750,000	SL Green Realty	17,205
	Manhattan Office Buildings
700,000	Washington REIT	15,659
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	15,300
	Industrial Properties
40,000,000	Mapletree Logistics (Singapore)	15,263
	Asian Logistics Landlord
13,069,100	Ascendas REIT (Singapore)	14,306
	Singapore Industrial Property Landlord
1,360,000	BioMed Realty Trust	13,913
	Life Science-focused Office Buildings
2,800	Orix JREIT (Japan)	12,817
	Diversified REIT
1,400,000	Extra Space Storage	11,690
	Self Storage Facilities
1,158,000	Forest City Enterprises, Class B (b)	7,515
	Commercial & Residential Property Developer
2,300,000	Kite Realty Group	6,716
	Community Shopping Centers
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		260,747
	> Transportation 1.3%
2,110,000	JB Hunt Transport Services	64,418
	Truck & Intermodal Carrier
2,480,000	Heartland Express	36,506
	Regional Trucker
2,500,000	Rush Enterprises, Class A (a)(b)	29,125
500,000	Rush Enterprises, Class B (a)(b)	4,955
	Truck Sales & Services
625,000	American Commercial Lines (a)	9,675
	Operator of Inland Barges/Builder of Barges & Vessels
200,000	World Fuel Services	8,246
	Global Fuel Broker
		152,925

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
	> Regulated Utilities 0.6%
1,800,000	Northeast Utilities	$40,158
	Regulated Electric Utility
536,000	Red Electrica de Espana (Spain)	24,251
	Spanish Power Grid
		64,409
Other Industries: Total		478,081
Total Equities: 97.3% (Cost: $10,546,278)		11,375,062
Securities Lending Collateral: 1.1%
133,395,450	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.150%)	133,395
Total Securities Lending Collateral: (Cost: $133,395)		133,395
Short-Term Obligations: 2.9%
	> Repurchase Agreement 2.5%
$291,659	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by U.S. Treasury obligations with various maturities to 8/17/17, market value $297,497 (repurchase proceeds $291,659)	291,659
		291,659
	> Commercial Paper 0.4%
50,000	Toyota Motor Credit 0.26% due 7/06/09	49,998
		49,998
Total Short-Term Obligations: (Amortized Cost: $341,657)		341,657
Total Investments: 101.3% (Cost: $11,021,330)(g)(h)		11,850,114
Obligation to Return Collateral for Securities Loaned: (1.1)%		(133,395)
Cash and Other Assets Less Liabilities: (0.2)%		(22,925)
Total Net Assets: 100.0%		$11,693,794

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
Actuate	1,683,760	1,102,043	-	2,785,803	$13,316	$-
Administaff	2,025,000	-	90,000	1,935,000	45,027	527
AFC Enterprises	1,800,000	200,000	-	2,000,000	13,500	-
AmeriCredit	7,235,000	-	-	7,235,000	98,034	-
Array Biopharma*	2,910,000	-	2,910,000	-	-	-
Avis Budget Group	-	6,000,000	-	6,000,000	33,900	-
Bally Technologies	3,750,000	275,000	-	4,025,000	120,428	-
CAI International	1,500,000	150,000	-	1,650,000	8,415	-
Carrizo Oil & Gas*	2,525,000	200,000	1,325,000	1,400,000	24,010	-
Cepheid	3,100,000	900,000	-	4,000,000	37,680	-
Champion Enterprises	4,500,000	-	-	4,500,000	1,440	-
Charlotte Russe	-	1,706,102	-	1,706,102	21,975	-
Chattem	1,010,000	-	-	1,010,000	68,781	-
Clarcor	3,000,000	-	-	3,000,000	87,570	540
Cogent Communications	4,300,000	-	-	4,300,000	35,045	-
Conseco	9,420,000	-	-	9,420,000	22,326	-
Donaldson	4,200,000	-	-	4,200,000	145,488	966
Drew Industries	1,324,000	276,000	-	1,600,000	19,472	-
Entravision Communications*	2,500,000	-	-	2,500,000	1,200	-
eResearch Technology	3,935,901	314,099	-	4,250,000	26,393	-
ESCO Technologies	2,200,000	-	-	2,200,000	98,560	-
FARO Technologies	1,275,000	-	221,035	1,053,965	16,368	-
Forest City Enterprises, Class B	1,158,000	-	-	1,158,000	7,515	-
Forward Air	1,900,000	-	250,000	1,650,000	35,178	231
Gaiam	1,200,000	171,366	-	1,371,366	7,501	-
Gaylord Entertainment	3,300,000	400,000	-	3,700,000	47,027	-
H&E Equipment Services	3,300,000	-	-	3,300,000	30,855	-
Hackett Group	4,600,000	-	100,000	4,500,000	10,485	-
HEICO	850,000	375,000	-	1,225,000	35,844	51
Helen of Troy	1,900,000	-	200,000	1,700,000	28,543	-
Herman Miller	3,000,000	500,000	-	3,500,000	53,690	528
Hot Topic	-	3,791,890	483,000	3,308,890	24,188	-
ICU Medical	1,250,000	-	400,000	850,000	34,978	-
iGate	5,000,000	-	-	5,000,000	33,100	550
II-VI	2,400,000	-	-	2,400,000	53,208	-
Informatica	5,500,000	1,200,000	-	6,700,000	115,173	-
Interline Brands	2,000,000	600,000	-	2,600,000	35,568	-
IPG Photonics	2,750,000	-	-	2,750,000	30,167	-
ITT Educational Services*	2,150,000	-	750,000	1,400,000	140,924	-
IXYS	2,035,000	100,000	-	2,135,000	21,606	-
Kenexa	2,425,000	-	-	2,425,000	28,057	-
Kite Realty Group*	1,900,000	400,000	-	2,300,000	6,716	740
Knoll	3,300,000	700,000	-	4,000,000	30,320	476
Luminex	1,110,000	1,343,000	-	2,453,000	45,479	-
Marlin Business Services	1,091,000	-	-	1,091,000	6,110	-
MB Financial	2,020,000	-	-	2,020,000	20,584	263
McGrath Rentcorp	1,890,000	376,361	-	2,266,361	43,197	838
Mediacom Communications	4,000,000	-	344,085	3,655,915	18,682	-
Mine Safety Appliances	1,975,000	-	-	1,975,000	47,597	948
Mobile Mini*	1,750,000	-	-	1,750,000	25,672	-
Navigant Consulting	2,500,000	-	-	2,500,000	32,300	-
Nektar Therapeutics	5,325,000	-	693,805	4,631,195	30,010	-
PAETEC Holdings	8,000,000	165,000	-	8,165,000	22,045	-
Pericom Semiconductor	915,000	850,000	-	1,765,000	14,861	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	37,625	-
Pool	2,600,000	-	-	2,600,000	43,056	676
Princeton Review	2,550,000	424,300	-	2,974,300	16,091	-
Quality Systems*	1,850,000	-	700,000	1,150,000	65,504	975

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
Radiant Systems	3,050,000	-	-	3,050,000	$25,315	$-
Rush Enterprises	2,750,000	250,000	-	3,000,000	34,080	-
Salem Communications	1,541,000	-	-	1,541,000	1,479	-
Savient Pharmaceuticals*	1,416,941	1,583,059	1,000,000	2,000,000	27,720	-
SeaBright Insurance Holdings	1,200,000	-	-	1,200,000	12,156	-
Seattle Genetics*	4,400,000	-	565,484	3,834,516	37,271	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	74,100	-
Smart Balance*	5,000,000	-	2,500,000	2,500,000	17,025	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	432	-
Stewart Information Services*	909,420	-	909,420	-	-	-
Stratasys*	1,180,000	-	235,900	944,100	10,376	-
Supertex	1,035,000	-	-	1,035,000	25,989	-
Switch & Data Facilities	2,500,000	-	-	2,500,000	29,325	-
Talbots	4,250,000	-	-	4,250,000	22,950	-
TriCo Bancshares	1,200,000	-	-	1,200,000	18,600	312
True Religion Apparel	1,150,000	633,000	-	1,783,000	39,761	-
tw telecom	9,500,000	-	-	9,500,000	97,565	-
Universal Technical Institute	1,500,000	250,301	-	1,750,301	26,132	-
Vail Resorts	2,390,000	-	440,000	1,950,000	52,299	-
Viad*	1,032,075	-	1,032,075	-	-	73
Virtusa	1,000,000	450,000	-	1,450,000	11,644	-
Voyager Learning	2,000,000	-	-	2,000,000	6,900	-
West Coast Bancorp	837,000	163,000	-	1,000,000	2,040	18
World Acceptance	1,545,000	-	-	1,545,000	30,761	-
TOTAL OF AFFILIATED TRANSACTIONS	221,024,097	25,849,521	15,149,804	231,723,814	$2,822,304	$8,712

*  At June 30, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2009, were $3,111,124 and $2,822,304, respectively. Investments in affiliated companies represented 24.1% of the Fund's total net assets at June 30, 2009.

(c)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $129,784.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $246, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Technologies	11/24/00	359,944	$2,005	$198
Perlegen Sciences	3/30/01	1,249,999	4,500	25
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	187,500	7,500	15
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	96,644	280	8
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$14,490	$246

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2009, for federal income tax purposes cost of investments was $11,021,330 and net unrealized appreciation was $828,784 consisting of gross unrealized appreciation of $3,273,254 and gross unrealized depreciation of $2,444,470.

(h)  On June 30, 2009, the market value of foreign securities represented 9.52% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$191,657	1.64
Canada	147,392	1.26
Singapore	128,585	1.10
Japan	110,684	0.95
Chile	72,380	0.62
United Kingdom	68,319	0.58
France	55,578	0.48
Sweden	47,045	0.40
China	44,568	0.38
Germany	39,186	0.34
Hong Kong	37,392	0.32
	Value	Percentage of Net Assets
Denmark	$29,504	0.25
India	28,373	0.24
South Korea	25,977	0.22
Spain	24,251	0.21
Israel	18,456	0.16
South Africa	17,733	0.15
Switzerland	16,651	0.14
Ireland	6,806	0.06
Poland	2,923	0.02
Luxembourg	-	-
Total Foreign Portfolio	$1,113,460	9.52

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Information	$2,654,709	$229,220	$-	$2,883,929
Total Industrial Goods & Services	2,026,969	242,801	-	2,269,770
Total Consumer Goods & Services	1,802,150	29,670	-	1,831,820
Total Finance	1,503,700	22,075	-	1,525,775
Total Health Care	1,334,736	28,372	246	1,363,354
Total Energy & Minerals	821,509	153,797	-	975,306
Total Other Industries	458,471	66,637	-	525,108
Total Equities	10,602,244	772,572	246	11,375,062
Securities Lending Collateral	133,395	-	-	133,395
Short-Term Obligations	-	341,657	-	341,657
Total Investments	10,735,639	1,114,229	246	11,850,114
Total	$10,735,639	$1,114,229	$246	$11,850,114

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Secruities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Health Care
Biotechnology & Drug Delivery	$426	$-	$-	$(180)	$-	$-	$-	$-	$246	$(180)
Other Industries
Real Estate*	-	-	-	-	-	-	-	-	-	-
Total	$426	$-	$-	$(180)	$-	$-	$-	$-	$246	$(180)

*  Security Capital European Realty has no value.

  The change in unrealized depreciation attributable to securities owned at June 30, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $180. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Asia
> Japan
Aeon Delight	1,066,100	1,243,900
Aeon Mall	880,000	1,354,000
Asics	1,748,100	2,143,500
Benesse	286,900	398,900
Daiseki	755,700	787,200
Point	418,760	519,570
Rohto Pharmaceutical	1,250,000	1,735,100
Zenrin	600,000	743,100
> China
Mindray - ADR	797,000	833,800
New Oriental Education & Technology - ADR	223,000	382,000
RexLot Holdings	151,000,000	250,000,000
Shandong Weigao	2,625,000	4,800,000
> Singapore
Ascendas REIT	0	9,821,100
Mapletree Logistics	70,000,000	76,413,000
OLAM International	27,500,000	30,000,000
Singapore Exchange	6,900,000	7,000,000
> India
Educomp Solutions	250,000	370,000
Shriram Transport Finance	1,600,000	2,135,000
> South Korea
Mirae Asset Securities	0	376,000
NHN	94,000	245,000
> Taiwan
President Chain Store	6,996,000	9,994,000
Simplo Technology	0	3,655,000
Yuanta FHC	0	45,000,000
> Hong Kong
Lifestyle International	19,000,000	20,668,600
Europe
> United Kingdom
Chemring	275,000	384,000
Cobham	3,050,000	4,434,000
N Brown Group	0	2,730,000
Serco	5,100,000	5,500,000
> Netherlands
Aalberts Industries	1,992,322	2,051,535
Fugro	628,000	661,945
Smit Internationale	228,993	244,969
Vopak	372,000	390,900
> Germany
Tognum	656,900	744,400

	Number of Shares
	03/31/09	06/30/09
> France
Carbone Lorraine	309,390	399,598
Eutelsat	0	393,000
Neopost	198,000	295,000
Pierre & Vacances	171,700	222,118
Rubis	139,900	155,900
SAFT	322,000	441,635
> Sweden
East Capital Explorer	0	750,000
> Italy
CIR	12,866,000	15,569,356
Credito Emiliano	1,500,000	2,045,000
> Denmark
Novozymes	130,000	297,000
> Spain
Red Electrica de Espana	440,000	532,000
Other Countries
> United States
Alexion Pharmaceuticals	350,000	475,000
Atwood Oceanics	1,290,000	1,340,000
Illumina	0	150,000
Ritchie Brothers Auctioneers	0	150,000
World Fuel Services	0	200,000
> Canada
CCL Industries	819,000	1,117,000
Ivanhoe Mines	0	744,000
> Australia
Cochlear	0	70,000
> South Africa
Naspers	1,723,000	1,973,000
Latin America
> Brazil
Localiza Rent A Car	5,156,000	5,500,000
Natura	1,500,000	2,000,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	600,000	700,000

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales
Asia
> Japan
Jupiter Telecommunications	43,500	31,500
Makita	540,000	430,000
Cosel	882,000	0
NGK Insulators	690,000	0
Ryohin Keikaku	288,000	0
SYSMEX	231,000	0
T. Hasegawa	538,000	0
Union Tool	247,200	0
Yusen Air & Sea Service	614,400	0
> China
Jiangsu Expressway	28,896,000	20,563,000
Hopewell Highway Infrastructure	17,098,900	0
Sinotrans	34,508,800	0
> Singapore
ComfortDelGro	18,060,000	0
> India
United Phosphorus	8,900,000	3,449,517
> South Korea
Taewoong	360,000	298,000
Woongjin Coway	1,112,000	753,000
> Hong Kong
Hong Kong Exchanges and Clearing	3,000,000	2,700,000
Hong Kong Aircraft Engineering	709,100	0
Europe
> United Kingdom
Intermediate Capital	900,000	864,000
Randgold Resources - ADR	400,000	212,000
> Netherlands
Imtech	2,025,000	1,871,250
QIAGEN	850,000	650,000
> Germany
Rational	175,143	155,000
Rhoen-Klinikum	1,607,845	1,010,947
> France
Iliad	250,000	211,000
Norbert Dentressangle	216,215	160,701
SES	1,447,000	944,000
> Switzerland
Geberit	200,000	167,000
Kuehne & Nagel	317,000	275,000

	Number of Shares
	03/31/09	06/30/09
> Sweden
Hexagon	4,733,000	3,944,000
> Italy
Sabaf	115,295	0
> Poland
ING Bank Slaski	44,162	0
> Greece
Intralot	5,090,000	3,427,000
> Russia
Novolipetsk Steel - GDR	775,000	0
Other Countries
> United States
FMC Technologies	410,000	251,000
> South Africa
Impala Platinum Holdings	1,440,000	0
> New Zealand
Sky City Entertainment	6,320,612	868,418
Latin America
> Brazil
Porto Seguro	2,500,000	0
> Chile
Sociedad Quimica y Minera de Chile - ADR	1,129,000	862,000

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 94.4%
Asia 42.6%
	> Japan 18.4%
6,550,000	Kansai Paint	$46,895
	Paint Producer in Japan, India, China & Southeast Asia
11,371	Nippon Residential Investment	27,963
	Residential REIT
519,570	Point	27,895
	Apparel Specialty Retailer
10,170	Seven Bank	26,592
	ATM Processing Services
1,354,000	Aeon Mall	25,621
	Suburban Shopping Mall Developer, Owner & Operator
3,000,000	Kamigumi	25,254
	Port Cargo Handling & Logistics
31,500	Jupiter Telecommunications	23,882
	Largest Cable Service Provider in Japan
4,300	Osaka Securities Exchange	20,490
	Osaka Securities Exchange
1,243,900	Aeon Delight	20,095
	Facility Maintenance & Management
1,735,100	Rohto Pharmaceutical	19,576
	Health & Beauty Products
2,143,500	Asics	19,462
	Footwear & Apparel
4,200	Orix JREIT	19,226
	Diversified REIT
925,200	Glory	18,303
	Currency Handling Systems & Related Equipment
640,000	Ibiden	17,878
	Electronic Parts & Ceramics
737,000	Kintetsu World Express	17,504
	Airfreight Logistics
787,200	Daiseki	17,284
	Waste Disposal & Recycling
1,750,000	Suruga Bank	16,680
	Regional Bank
553,400	Unicharm PetCare	16,520
	Pet Food & Pet Toiletries
1,900	Nippon Building Fund	16,261
	Office REIT
398,900	Benesse	15,943
	Education Service Provider
950,000	Ushio	15,150
	Industrial Light Sources
7,500	Wacom	15,135
	Computer Graphic Illustration Devices
193,000	Nakanishi	14,187
	Dental Tools & Machinery
3,050	Fukuoka	13,672
	Diversified REIT in Fukuoka
643,000	Ain Pharmaciez (a)	13,332
	Dispensing Pharmacy/Drugstore Operator
587,800	Miura	13,094
	Industrial Boiler

Number of Shares		Value (000)
3,100,000	Chuo Mitsui Trust Holdings	$11,765
	Trust Bank
480,000	Olympus	11,279
	Medical Equipment (Endoscopes) & Cameras
580,000	Hamamatsu Photonics	11,056
	Optical Sensors for Medical & Industrial Applications
743,100	Zenrin	10,982
	Map Content Publisher
785,000	Tamron	10,704
	Camera Lens Maker
430,000	Makita	10,356
	Power Tools
1,650	Nippon Accommodations Fund	7,405
	Residential REIT
407,200	As One	7,290
	Scientific Supplies Distributor
116,300	Toyo Tanso	4,433
	Carbon & Graphite Products for Industrial Use
115,000	Tsumura	3,583
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
		612,747
	> China 5.7%
29,166,400	China Green	30,605
	Chinese Fruit & Vegetable Grower & Processor
382,000	New Oriental Education & Technology - ADR (b)	25,731
	China's Largest Private Education Service Provider
833,800	Mindray - ADR	23,280
	Medical Device Manufacturer
14,182,000	China Yurun Food	21,353
	Meat Processor in China
250,000,000	RexLot Holdings (b)	19,661
	Lottery Equipment Supplier in China
13,414,000	China Shipping Development	17,114
	China's Dominant Shipper for Oil & Coal
20,563,000	Jiangsu Expressway	15,065
	Chinese Toll Road Operator
15,300,000	Fu Ji Food & Catering Services	12,858
	Food Catering Service Provider in China
4,800,000	Shandong Weigao	12,300
	Vertically Integrated Hospital Consumable Manufacturer
1,000,000	VisionChina Media - ADR (b)	6,110
	Advertising on Digital Screens in China's Mass Transit System
282,500	ZhongDe Waste Technology	5,130
	Solid Municipal Waste & Medical Waste Incinerator Manufacturer
		189,207
	> Singapore 4.2%
30,000,000	OLAM International	50,161
	Agriculture Supply Chain Manager
7,000,000	Singapore Exchange	34,199
	Singapore Equity & Derivatives Market Operator

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Singapore—continued
76,413,000	Mapletree Logistics	$29,157
	Asian Logistics Landlord
30,000,000	CDL Hospitality Trust	17,112
	Hotel Owner/Operator
9,821,100	Ascendas REIT	10,751
	Singapore Industrial Property Landlord
		141,380
	> India 4.2%
370,000	Educomp Solutions (b)	29,044
	Multimedia Educational Content
1,008,727	Asian Paints	24,675
	India's Largest Paint Company
1,700,000	Jain Irrigation Systems	22,413
	Agricultural Micro-irrigation Systems & Food Processing
450,000	Housing Development Finance (b)	22,075
	Indian Mortgage Lender
1,350,000	Mundra Port & Special Economic	17,180
	Zone Indian West Coast Shipping Port
2,135,000	Shriram Transport Finance	13,529
	Truck Financing in India
3,449,517	United Phosphorus	10,350
	Off-patent Crop Protection Chemicals
		139,266
	> South Korea 3.9%
245,000	NHN (b)	33,853
	South Korea's Largest Online Search Engine
158,000	MegaStudy	28,440
	Online Education Service Provider
298,000	Taewoong	20,955
	Niche Custom Forging
376,000	Mirae Asset Securities	20,368
	South Korean Largest Diversified Financial Company
753,000	Woongjin Coway	18,272
	South Korean Household Appliance Rental Service Provider
616,000	Sung Kwang Bend	9,229
	Custom Industrial Pipes
		131,117
	> Taiwan 3.1%
45,000,000	Yuanta FHC	30,107
	Financial Holding Company in Taiwan
9,994,000	President Chain Store	25,580
	Taiwan's Number One Convenience Chain Store Operator
1,322,000	Formosa International Hotels	18,475
	Hotel, Food & Beverage Operation & Hospitality Management Services
5,844,793	Everlight Electronics	14,859
	LED Packager
3,655,000	Simplo Technology	14,659
	World's Largest Notebook Battery Pack Supplier
		103,680

Number of Shares		Value (000)
	> Hong Kong 2.4%
2,700,000	Hong Kong Exchanges and Clearing	$41,924
	Hong Kong Equity & Derivatives Market Operator
20,668,600	Lifestyle International	26,878
	Mid to High-end Department Store Operator in Hong Kong & China
74,150,656	NagaCorp	9,788
	Casino/Entertainment Complex in Cambodia
		78,590
	> Indonesia 0.7%
75,000,000	Perusahaan Gas Negara	23,051
	Gas Distributor & Pipeline Operator
		23,051
Asia: Total		1,419,038
Europe 34.7%
	> United Kingdom 7.0%
5,500,000	Serco	38,212
	Facilities Management
2,185,600	Intertek Group	37,684
	Testing, Inspection & Certification Services
3,100,000	Capita Group	36,547
	White Collar, Back Office Outsourcing
2,500,000	Smith & Nephew	18,534
	Medical Equipment & Supplies
384,000	Chemring	13,727
	Defense Manufacturer of Countermeasures & Energetics
1,000,000	Rotork	13,639
	Valve Actuators for Oil & Water Pipelines
212,000	Randgold Resources - ADR	13,604
	Gold Mining in Western Africa
4,000,000	RPS Group	13,190
	Environmental Consulting & Planning
4,434,000	Cobham	12,647
	Aerospace Components
690,000	Tullow Oil	10,675
	Oil & Gas Producer
2,730,000	N Brown Group	9,664
	Home Shopping Women's Clothes Retailer
1,000,000	Keller Group	9,115
	Ground Engineering
864,000	Intermediate Capital	6,909
	European Provider of Mezzanine Capital
		234,147
	> Netherlands 6.0%
1,871,250	Imtech	36,421
	Engineering & Technical Services
1,372,989	Koninklijke TenCate (a)	33,254
	Advanced Textiles & Industrial Fabrics
661,945	Fugro	27,487
	Sub-sea Oilfield Services
1,385,000	Unit 4 Agresso (b)(a)	22,654
	Business Development Software
390,900	Vopak (b)	19,553
	World's Largest Operator of Petroleum & Chemical Storage Terminals

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Netherlands—continued
1,088,187	Arcadis	$18,126
	Engineering Consultant
2,051,535	Aalberts Industries	16,142
	Flow Control & Heat Treatment
244,969	Smit Internationale	14,519
	Harbor & Offshore Towage & Marine Services
650,000	QIAGEN (b)	12,064
	Life Science Tools & Molecular Diagnostics
		200,220
	> Germany 4.7%
524,000	Wincor Nixdorf	29,385
	Retail POS Systems & ATM Machines
700,000	CTS Eventim	28,355
	Event Ticket Sales
200,000	Vossloh	24,056
	Rail Infrastructure & Diesel Locomotives
1,010,947	Rhoen-Klinikum	22,354
	Health Care Services
155,000	Rational	17,880
	Commercial Oven Manufacturer
595,000	Elringklinger	9,925
	Automobile Components
744,400	Tognum	9,807
	Diesel Engines for Drive & Power Generation Systems
700,000	Takkt	7,463
	Mail Order Retailer of Office & Warehouse Durables
354,500	Deutsche Beteiligungs	6,067
	Private Equity Investment Management
		155,292
	> France 4.6%
295,000	Neopost	26,528
	Postage Meter Machines
211,000	Iliad	20,495
	Alternative Internet & Telecoms Provider
944,000	SES	18,023
	Satellite Broadcasting Services
441,635	SAFT	17,544
	Niche Battery Manufacturer
222,118	Pierre & Vacances	15,453
	Vacation Apartment Lets
155,900	Rubis	11,610
	Tank Storage & Liquefied Petroleum Gas Distributor
190,000	Eurofins Scientific	11,169
	Food Screening & Testing
399,598	Carbone Lorraine	10,984
	Advanced Industrial Materials
393,000	Eutelsat	10,153
	Co-leader in European Fixed Satellite Services
160,701	Norbert Dentressangle	8,009
	Transport
725,898	Hi-Media (b)	3,633
	Leading Online Advertiser in Europe
		153,601

Number of Shares		Value (000)
	> Switzerland 2.3%
20,500	Sika	$22,756
	Chemicals for Construction & Industrial Applications
275,000	Kuehne & Nagel	21,588
	Freight Forwarding/Logistics
167,000	Geberit	20,582
	Plumbing Supplies
85,000	Burckhardt Compression	11,013
	Gas Compression Pumps
		75,939
	> Sweden 2.2%
3,944,000	Hexagon	35,681
	Measurement Equipment
3,235,000	SWECO	16,357
	Engineering Consultants
4,572,226	Nobia (b)	16,320
	Kitchen Cabinet Manufacturing & Sales
750,000	East Capital Explorer (b)	6,014
	Sweden-based RUS/CEE Investment Fund
		74,372
	> Finland 2.0%
1,310,000	Stockmann	27,828
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	24,911
	Engineering Consultants
2,170,000	Ramirent (b)	13,357
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		66,096
	> Ireland 1.4%
8,100,000	United Drug	22,501
	Irish Pharmaceutical Wholesaler & Outsourcer
600,000	Aryzta (b)	19,210
	Baked Goods
286,000	Paddy Power	6,674
	Irish Betting Services
		48,385
	> Italy 1.2%
15,569,356	CIR (b)	25,755
	Italian Holding Company
2,045,000	Credito Emiliano (b)	9,815
	Italian Regional Bank
900,615	GranitiFiandre	3,243
	Innovative Stoneware
		38,813
	> Poland 0.8%
975,900	Central European Distribution (b)	25,930
	Vodka Production & Spirits Distribution
		25,930
	> Denmark 0.7%
297,000	Novozymes	24,140
	Industrial Enzymes
		24,140

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Spain 0.7%
532,000	Red Electrica de Espana	$24,070
	Spanish Power Grid
		24,070
	> Greece 0.6%
3,427,000	Intralot	20,660
	Lottery & Gaming Systems & Services
		20,660
	> Czech Republic 0.5%
114,000	Komercni Banka	15,817
	Leading Czech Republic Universal Bank
		15,817
Europe: Total		1,157,482
Other Countries 11.7%
	> United States 3.6%
1,340,000	Atwood Oceanics (b)	33,379
	Offshore Drilling Contractor
475,000	Alexion Pharmaceuticals (b)	19,532
	Biotech Focused on Orphan Diseases
275,000	Oceaneering International (b)	12,430
	Provider of Sub-sea Services & Manufactured Products
180,000	Cephalon (b)	10,197
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
251,000	FMC Technologies (b)	9,433
	Oil & Gas Wellhead Manufacturer
300,000	Bristow (b)	8,889
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
200,000	World Fuel Services	8,246
	Global Fuel Broker
460,000	BioMarin (b)	7,181
	Biotech Focused on Orphan Diseases
150,000	Illumina (b)	5,841
	Leading Tools & Service Provider for Genetic Analysis
150,000	Ritchie Brothers Auctioneers (c)	3,517
	Heavy Equipment Auctioneer
324,000	Tesco (b)	2,573
	Developing New Well Drilling Technologies
		121,218
	> Canada 2.4%
1,710,000	ShawCor	29,594
	Oil & Gas Pipeline Products
1,117,000	CCL Industries	22,059
	Leading Global Label Manufacturer
1,897,000	TriStar Oil & Gas (b)	17,924
	Canadian Oil & Gas Producer
850,000	Ivanhoe Mines (b)	4,713
744,000	Ivanhoe Mines (b)	4,166
	Copper Mine Project in Mongolia
2,262,100	Horizon North Logistics (b)	2,042
	Provides Diversified Oil Service Offering in Northern Canada
		80,498

Number of Shares		Value (000)
	> Australia 2.3%
7,140,000	Sino Gold (b)	$29,624
	Gold Mining in The People's Republic of China
536,000	Australian Stock Exchange	15,925
	Australian Equity & Derivatives Market Operator
624,735	Perpetual Trustees	14,305
	Mutual Fund Management
2,000,000	Billabong International	14,055
	Action Sports Apparel Brand Manager
70,000	Cochlear	3,252
	Cochlear Implants for Hearing
		77,161
	> South Africa 2.3%
1,973,000	Naspers	51,999
	Media in Africa & Other Emerging Markets
4,600,000	Mr. Price	16,761
	South African Retailer of Apparel, Household & Sporting Goods
3,049,000	Uranium One (b)	6,999
	Uranium Mines in Kazakhstan, the U.S. & Australia
		75,759
	> Israel 0.9%
2,890,000	Israel Chemicals	28,448
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		28,448
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (b)	7,369
	Largest Retail Bank & Insurer in Kazakhstan
		7,369
	> New Zealand —%
868,418	Sky City Entertainment	1,499
	Casino/Entertainment Complex
		1,499
Other Countries: Total		391,952
Latin America 5.4%
	> Brazil 2.8%
5,500,000	Localiza Rent A Car	33,963
	Car Rental
4,300,000	Suzano (b)	33,268
	Brazilian Pulp & Paper Producer
2,000,000	Natura	26,394
	Direct Retailer of Cosmetics
		93,625
	> Mexico 1.7%
18,000,000	Urbi Desarrollos Urbanos (b)	27,338
	Affordable Housing Builder
700,000	Grupo Aeroportuario del Sureste - ADR	27,300
	Mexican Airport Operator
		54,638

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
	> Chile 0.9%
862,000	Sociedad Quimica y Minera de Chile - ADR	$31,196
	Producer of Specialty Fertilizers, Lithium & Iodine
		31,196
Latin America: Total		179,459
Total Equities: 94.4% (Cost: $2,898,869)		3,147,931
Securities Lending Collateral: 0.1%
1,944,000	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.150%)	1,944
Total Securities Lending Collateral: (Cost: $1,944)		1,944
Short-Term Obligations: 4.9%
	> Repurchase Agreement 4.4%
$146,027	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by U.S. Government Agency obligations with various maturities to 3/15/16, market value $148,951 (repurchase proceeds $146,027)	146,027
		146,027
	> Commercial Paper 0.5%
16,800	Toyota Motor Credit 0.26% due 7/06/09	16,800
		16,800
Total Short-Term Obligations: (Amortized Cost: $162,827)		162,827
Total Investments: 99.4% (Cost: $3,063,640)(e)(f)		3,312,702
Obligation to Return Collateral for Securities Loaned: (0.1)%		(1,944)
Cash and Other Assets Less Liabilities: 0.7%		22,744
Total Net Assets: 100.0%		$3,333,502

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
Ain Pharmaciez	643,000	-	-	643,000	$13,332	$185
Koninklijke TenCate	1,556,239	78,456	261,706	1,372,989	33,254	725
Unit 4 Aggresso	1,385,000	-	-	1,385,000	22,654	-
Total of Affiliated Transactions	3,584,239	78,456	261,706	3,400,989	$69,240	$910

  The aggregate cost and value of these companies at June 30, 2009, were $59,544 and $69,240, respectively. Investments in affiliated companies represented 2.1% of total net assets at June 30, 2009.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $1,905.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2009, for federal income tax purposes cost of investments was $3,063,640, and net unrealized apppreciation was $249,062 consisting of gross unrealized appreciation of $722,387 and gross unrealized depreciation of $473,325.

(f)  On June 30, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$712,267	21.4
Japanese Yen	612,747	18.4
U.S. Dollar	450,674	13.5
British Pound	220,543	6.6
Hong Kong Dollar	207,546	6.2
Other currencies less than 5% of total net assets	1,108,925	33.3
	$3,312,702	99.4

  At June 30, 2009, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	6,917	$5,000	7/15/2009	$569
AUD	USD	13,288	10,000	8/14/2009	674
CAD	USD	24,233	20,000	7/15/2009	835
CAD	USD	17,589	15,000	8/14/2009	125
JPY	USD	1,977,760	20,000	7/15/2009	533
JPY	USD	2,452,150	25,000	9/15/2009	476
			$95,000		$3,212
Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	18,581	$15,000	9/15/2009	$(110)
CAD	USD	33,561	30,000	9/15/2009	(1,134)
JPY	USD	2,384,325	25,000	8/14/2009	(238)
USD	EUR	33,940	45,000	7/15/2009	(2,614)
USD	EUR	36,714	50,000	8/14/2009	(1,503)
USD	EUR	49,938	70,000	9/15/2009	(47)
			$235,000		$(5,646)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Asia	$55,121	$1,363,917	$-	$1,419,038
Total Europe	39,534	1,117,948	-	1,157,482
Total Other Countries	208,715	183,237	-	391,952
Total Latin America	179,459	-	-	179,459
Total Equities	482,829	2,665,102	-	3,147,931
Securities Lending Collateral	1,944	-	-	1,944
Short-Term Obligations	-	162,827	-	162,827
Total Investments	$484,773	$2,827,929	$-	$3,312,702
Net Forward Foreign Currency Exchange Contracts	$-	$(2,434)	$-	$(2,434)
Total	$484,773	$2,825,495	$-	$3,310,268

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Secruities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Asia
Hong Kong	$312	$-	$-	$-	$-	$-	$-	$(312)	$-	$-
Total	$312	$-	$-	$-	$-	$-	$-	$(312)	$-	$-

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At June 30, 2009, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$253,329	7.6
Other Industrial Services	251,676	7.5
Machinery	197,273	5.9
Outsourcing Services	124,920	3.7
Electrical Components	63,501	1.9
Conglomerates	34,020	1.0
Construction	33,214	1.0
Medical Equipment & Devices	14,187	0.4
Industrial Distribution	7,290	0.2
Waste Management	5,130	0.2
	984,540	29.4
> Consumer Goods & Services
Retail	118,853	3.6
Other Consumer Services	89,533	2.7
Nondurables	84,549	2.5
Food & Beverage	84,026	2.5
Apparel	61,345	1.8
Casinos & Gaming	58,282	1.7
Travel	49,416	1.5
Other Entertainment	46,830	1.4
Consumer Goods Distribution	25,930	0.8
Educational Services	25,731	0.8
Furniture & Textiles	16,320	0.5
Consumer Electronics	10,704	0.3
	671,519	20.1
> Information
Financial Processors	76,123	2.3
Computer Hardware & Related Equipment	59,179	1.8
Internet Related	54,348	1.6
TV Broadcasting	51,999	1.6
Instrumentation	46,737	1.4
Publishing	40,026	1.2
Satellite Broadcasting & Services	28,176	0.8
CATV	23,882	0.7
Business Software	22,654	0.7
Semiconductors & Related Equipment	14,859	0.4
Business Information & Marketing Services	13,190	0.4
Advertising	9,743	0.3
	440,916	13.2
> Other Industries
Real Estate	168,885	5.1
Transportation	115,507	3.5
Conglomerates	25,755	0.8
Regulated Utilities	24,070	0.7
	334,217	10.1

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Oil Services	$125,827	3.8
Mining	59,106	1.8
Oil Refining, Marketing & Distribution	54,214	1.6
Agricultural Commodities	33,268	1.0
Oil & Gas Producers	28,599	0.9
	301,014	9.1
> Finance
Brokerage & Money Management	92,786	2.8
Banks	88,038	2.6
Finance Companies	40,928	1.2
Savings & Loans	22,075	0.7
	243,827	7.3
> Health Care
Medical Equipment & Devices	94,018	2.8
Pharmaceuticals	36,281	1.1
Health Care Services	22,354	0.7
Medical Supplies	12,064	0.4
Biotechnology & Drug Delivery	7,181	0.2
	171,898	5.2
Total Equities:	3,147,931	94.4
Securities Lending Collateral:	1,944	0.1
Short-Term Obligations:	162,827	4.9
Total Investments:	3,312,702	99.4
Obligation to Return Collateral for Securities Loaned:	(1,944)	(0.1)
Cash and Other Assets Less Liabilities:	22,744	0.7
Net Assets:	$3,333,502	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Information
Bally Technologies	410,000	570,000
Blue Coat Systems	0	83,724
Cogent Communications	240,000	840,000
CommScope	0	335,000
Entegris	0	750,000
Informatica	943,000	1,093,000
ManTech International	0	50,000
Monolithic Power Systems	100,000	340,000
Netgear	0	135,000
NetSuite	150,000	240,000
Pericom Semiconductor	225,000	480,000
SBA Communications	0	130,000
Switch & Data Facilities	870,500	947,000
tw telecom	1,736,000	2,061,000
Consumer Goods & Services
American Apparel	0	334,296
Avis Budget Group	0	907,750
Bebe Stores	0	262,000
Cavco Industries	306,672	337,900
Charlotte Russe	0	270,878
Charming Shoppes	0	609,879
Chico's FAS	607,000	824,000
Children's Place Retail Stores	60,000	90,000
Gaylord Entertainment	411,000	528,969
Hertz	0	750,000
Interface	0	349,300
J Crew Group	154,000	246,000
Knoll	580,000	780,000
Lifetime Fitness	0	110,000
Lululemon Athletica	0	165,000
New York & Company	0	333,700
Saks	0	459,000
Universal Technical Institute	0	165,000
Industrial Goods & Services
Albany International	0	150,000
Drew Industries	238,889	255,000
GrafTech International	0	200,000
HEICO	0	100,000
Interline Brands	225,000	375,000
M/I Homes	140,000	240,000
Oshkosh	0	200,000
Ritchie Brothers Auctioneers	0	110,000

	Number of Shares
	03/31/09	06/30/09
Finance
CIT Group	0	700,000
Delphi Financial Group	0	110,000
GATX	205,000	365,000
H&E Equipment Services	514,396	625,000
McGrath Rentcorp	220,000	345,000
MF Global	0	750,000
Wilmington Trust	0	140,000
Health Care
American Medical Systems	33,398	100,000
Auxilium Pharmaceuticals	125,000	165,000
Cepheid	345,900	450,000
Luminex	260,100	350,000
Medarex	320,000	445,000
NPS Pharmaceuticals	0	290,935
Energy & Minerals
Atwood Oceanics	555,000	720,000
Carrizo Oil & Gas	315,000	485,000
Oceaneering International	75,111	130,111
Other Industries
Corporate Office Properties	113,100	170,000
DCT Industrial Trust	0	470,000
Kite Realty Group	150,000	1,450,000
Macerich Company	0	266,953
SL Green Realty	110,000	405,000

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales
Information
American Tower	376,000	100,000
FLIR Systems	700,000	460,740
Tellabs	528,000	0
Consumer Goods & Services
Abercrombie & Fitch	357,000	281,000
ITT Educational Services	232,000	202,000
True Religion Apparel	600,213	381,313
Industrial Goods & Services
Administaff	175,000	85,000
ESCO Technologies	650,300	625,300
Pentair	533,600	500,000
Simpson Manufacturing	195,000	0
Waste Connections	280,875	130,000
Finance
HCC Insurance Holdings	714,500	0
People's United	407,040	77,040
Health Care
Cephalon	145,000	125,000
Lincare Holdings	126,800	0
Meridian Biosciences	105,000	0
Savient Pharmaceuticals	400,000	280,000

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 98.1%
Information 32.5%
	> Business Software 7.7%
1,093,000	Informatica (a)	$18,789
	Enterprise Data Integration Software
695,100	Micros Systems (a)	17,600
	Information Systems for Restaurants & Hotels
2,100,000	Novell (a)	9,513
	Directory, Operating System & Identity Management Software
305,000	ANSYS (a)	9,504
	Simulation Software for Engineers & Designers
288,000	Concur Technologies (a)	8,951
	Web Enabled Cost & Expense Management Software
525,000	Blackbaud	8,164
	Software & Services for Non-profits
100,000	Quality Systems (b)	5,696
	IT Systems for Medical Groups & Ambulatory Care Centers
240,000	NetSuite (a)(b)	2,834
	End to End IT Systems Solution Delivered Over the Web
100,000	Avid Technology (a)	1,341
	Digital Nonlinear Editing Software & Systems
180,000	Art Technology Group (a)	684
	Software & Tools to Optimize Websites for E-Commerce
114,300	Actuate (a)	546
	Information Delivery Software & Solutions
		83,622
	> Semiconductors & Related Equipment 4.0%
760,000	Microsemi (a)	10,488
	Analog/Mixed-signal Semiconductors
1,179,750	ON Semiconductor (a)	8,093
	Mixed-signal & Power Management Semiconductors
340,000	Monolithic Power Systems (a)	7,619
	High Performance Analog & Mixed Signal Integrated Circuits (ICs)
1,168,000	Integrated Device Technology (a)	7,055
	Communications Semiconductors
189,296	Supertex (a)	4,753
	Analog/Mixed-signal Semiconductors
480,000	Pericom Semiconductor (a)	4,042
	Interface Integrated Circuits (ICs) & Frequency Control Products
750,000	Entegris (a)	2,040
	Semiconductor Materials Management Products
		44,090
	> Instrumentation 3.4%
180,000	Mettler Toledo (a)	13,887
	Laboratory Equipment
460,740	FLIR Systems (a)	10,394
	Infrared Cameras
775,000	IPG Photonics (a)	8,502
	Fiber Lasers

Number of Shares		Value (000)
168,000	Trimble Navigation (a)	$3,298
	GPS-based Instruments
36,000	FARO Technologies (a)	559
	Precision Measurement Equipment
		36,640
	> Mobile Communications 3.3%
1,250,000	Crown Castle International (a)	30,025
	Communications Towers
130,000	SBA Communications (a)	3,190
	Communications Towers
100,000	American Tower (a)	3,153
	Communications Towers in USA & Latin America
88,000	Globalstar (a)	93
	Satellite Mobile Voice & Data Carrier
		36,461
	> Computer Hardware & Related Equipment 3.0%
505,000	II-VI (a)	11,196
	Laser Optics & Specialty Materials
295,600	Amphenol	9,353
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	6,460
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	4,353
	Bar Code Printers
135,000	Netgear (a)	1,945
	Networking Products for Small Business & Home
		33,307
	> Telephone and Data Services 2.8%
2,061,000	tw telecom (a)	21,166
	Fiber Optic Telephone/Data Services
840,000	Cogent Communications (a)	6,846
	Internet Data Pipelines
800,000	PAETEC Holding (a)	2,160
	Telephone/Data Services for Business
		30,172
	> Telecommunications Equipment 1.9%
525,000	Polycom (a)	10,642
	Video Conferencing Equipment
335,000	CommScope (a)	8,797
	Wireless Infrastructure Equipment & Telecom Cable
83,724	Blue Coat Systems (a)	1,385
	WAN Acceleration & Network Security
		20,824
	> Gaming Equipment & Services 1.7%
570,000	Bally Technologies (a)	17,054
	Slot Machines & Software
100,000	Scientific Games (a)	1,577
	Lottery Services Provider
		18,631
	> Financial Processors 1.7%
483,280	Global Payments	18,104
	Credit Card Processor
		18,104

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Internet Related 1.4%
947,000	Switch & Data Facilities (a)	$11,108
	Network Neutral Data Centers
40,000	Equinix (a)	2,910
	Network Neutral Data Centers
381,740	TheStreet.com	798
	Financial Information Websites
		14,816
	> Computer Services 1.2%
275,000	SRA International (a)	4,829
	Government IT Services
1,005,500	Hackett Group (a)	2,343
	IT Integration & Best Practice Research
50,000	ManTech International (a)	2,152
	Government IT Services
786,000	RCM Technologies (a)(c)	1,745
	Technology & Engineering Services
235,000	iGate	1,555
	IT & Business Process Outsourcing Services
		12,624
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	2,353
	Electronic Manufacturing Services
		2,353
	> CATV 0.1%
305,785	Mediacom Communications (a)	1,563
	CATV Franchises
		1,563
	> Radio 0.1%
511,100	Salem Communications (a)	491
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	127
	Spanish Language Radio Stations
18,750	Saga Communications (a)	96
	Radio Stations in Small & Mid-sized Cities
		714
	> TV Broadcasting —%
975,000	Entravision Communications (a)	468
	Spanish Language TV & Radio Stations
		468
Information: Total		354,389
Consumer Goods & Services 15.0%
	> Retail 5.0%
402,000	Urban Outfitters (a)	8,390
	Apparel & Home Specialty Retailer
824,000	Chico's FAS (a)	8,017
	Women's Specialty Retailer
281,000	Abercrombie & Fitch	7,135
	Teen Apparel Retailer
246,000	J Crew Group (a)(b)	6,647
	Multi-channel Branded Retailer
497,714	Hot Topic (a)	3,638
	Music Inspired Retailer of Apparel, Accessories & Gifts
270,878	Charlotte Russe (a)	3,489
	Value Fashion Retailer

Number of Shares		Value (000)
480,000	Talbots (b)	$2,592
	Women's Specialty Retailer
90,000	Children's Place Retail Stores (a)	2,379
	Specialty Children's Retailer
609,879	Charming Shoppes (a)	2,269
	Women's Specialty Plus Size Apparel Retailer
165,000	Lululemon Athletica (a)(b)	2,150
	Premium Active Apparel Retailer
459,000	Saks (a)	2,033
	Luxury Department Store Retailer
262,000	Bebe Stores	1,802
	Women's Contemporary Specialty Apparel Retailer
94,000	Hibbett Sports (a)	1,692
	Sporting Goods Retailer
334,296	American Apparel (a)	1,217
	Vertically Integrated Apparel Retailer
333,700	New York & Company (a)	1,031
	Women's Specialty Retailer
		54,481
	> Educational Services 2.1%
202,000	ITT Educational Services (a)	20,333
	Post-secondary Degree Services
165,000	Universal Technical Institute (a)	2,464
	Vocational Training
		22,797
	> Travel 2.0%
528,969	Gaylord Entertainment (a)(b)	6,723
	Convention Hotels
750,000	Hertz (a)	5,992
	Largest U.S. Rental Car Operator
907,750	Avis Budget Group (a)	5,129
	Second Largest Car Rental Company
150,000	Vail Resorts (a)	4,023
	Ski Resort Operator & Developer
		21,867
	> Apparel 1.3%
381,313	True Religion Apparel (a)	8,503
	Premium Denim
222,200	Coach	5,973
	Designer & Retailer of Branded Leather Accessories
		14,476
	> Furniture & Textiles 1.1%
780,000	Knoll	5,912
	Office Furniture
285,000	Herman Miller	4,372
	Office Furniture
349,300	Interface	2,166
	Modular & Broadloom Carpet
		12,450
	> Other Durable Goods 0.9%
337,900	Cavco Industries (a)(c)	8,559
	High End Manufactured Homes
2,078,300	Champion Enterprises (a)	665
	Manufactured Homes
		9,224

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.8%
523,500	Pool	$8,669
	Distributor of Swimming Pool Supplies & Equipment
		8,669
	> Nondurables 0.5%
298,000	Jarden (a)	5,588
	Branded Household Products
		5,588
	> Leisure Products 0.4%
180,000	Thor Industries	3,307
	RV & Bus Manufacturer
150,000	Winnebago Industries	1,114
	Motor Home Maker
		4,421
	> Casinos & Gaming 0.4%
455,000	Pinnacle Entertainment (a)	4,227
	Regional Casino Operator
		4,227
	> Food & Beverage 0.3%
90,000	Hansen Natural (a)	2,774
	Alternative Beverages
		2,774
	> Other Consumer Services 0.2%
110,000	Lifetime Fitness (a)	2,201
	Sport & Fitness Club Operator
		2,201
Consumer Goods & Services: Total		163,175
Industrial Goods & Services 14.7%
	> Machinery 10.3%
625,300	ESCO Technologies (a)	28,013
	Automatic Electric Meter Readers
627,500	Ametek	21,699
	Aerospace/Industrial Instruments
445,000	Donaldson	15,415
	Industrial Air Filtration
373,600	Nordson	14,443
	Dispensing Systems for Adhesives & Coatings
500,000	Pentair	12,810
	Pumps & Water Treatment
195,000	MOOG (a)	5,033
	Motion Control Products for Aerospace, Defense & Industrial Markets
155,000	Mine Safety Appliances	3,736
	Safety Equipment
100,000	HEICO	2,926
	FAA Approved Aircraft Replacement Parts
200,000	Oshkosh	2,908
	Specialty Truck Manufacturer
71,800	Toro (b)	2,147
	Turf Maintenance Equipment
60,000	Clarcor	1,751
	Mobile & Industrial Filters
50,000	Kaydon	1,628
	Specialized Friction & Motion Control Products
		112,509

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 1.2%
255,000	Drew Industries (a)	$3,104
	RV & Manufactured Home Components
163,000	Nalco Holding Company	2,745
	Provider of Water Treatment & Process Chemicals & Services
50,000	Greif	2,211
	Industrial Packaging
65,000	Koppers Holdings	1,714
	Integrated Provider of Carbon Compounds
150,000	Albany International	1,707
	Paper Machine Clothing & Advanced Textiles
60,000	Albemarle	1,534
	Refinery Catalysts & Other Specialty Chemicals
		13,015
	> Outsourcing Services 0.9%
350,000	Quanta Services (a)	8,095
	Electrical & Telecom Construction Services
85,000	Administaff	1,978
	Professional Employer Organization
		10,073
	> Other Industrial Services 0.5%
396,000	American Reprographics (a)	3,295
	Document Management & Logistics
265,000	TrueBlue (a)	2,226
	Temporary Manual Labor
		5,521
	> Industrial Distribution 0.5%
375,000	Interline Brands (a)	5,130
	Industrial Distribution
		5,130
	> Construction 0.4%
110,000	Ritchie Brothers Auctioneers (b)	2,579
	Heavy Equipment Auctioneer
240,000	M/I Homes (a)	2,350
	Columbus-based Home Builder
		4,929
	> Electrical Components 0.4%
145,000	Acuity Brands	4,067
	Commercial Lighting Fixtures
		4,067
	> Waste Management 0.3%
130,000	Waste Connections (a)	3,368
	Solid Waste Management
		3,368
	> Steel 0.2%
200,000	GrafTech International (a)	2,262
	Industrial Graphite Materials Producer
		2,262
Industrial Goods & Services: Total		160,874

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 13.8%
	> Finance Companies 5.2%
1,136,500	AmeriCredit (a)(b)	$15,400
	Auto Lending
365,000	GATX	9,388
	Rail Car Lessor
275,000	Aaron's	8,200
	Rent to Own
407,900	World Acceptance (a)	8,121
	Personal Loans
345,000	McGrath Rentcorp	6,576
	Temporary Space & IT Rentals
625,000	H&E Equipment Services (a)	5,844
	Heavy Equipment Leasing
700,000	CIT Group	1,505
	Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring
230,000	CAI International (a)	1,173
	International Container Leasing
99,200	Marlin Business Services (a)	555
	Small Equipment Leasing
		56,762
	> Banks 4.7%
935,182	Valley National Bancorp	10,942
	New Jersey/New York Bank
659,800	TCF Financial	8,821
	Great Lakes Bank
414,088	Lakeland Financial	7,868
	Indiana Bank
508,000	Pacific Continental	6,162
	Pacific N.W. Bank
468,025	MB Financial	4,769
	Chicago Bank
103,000	SVB Financial Group (a)	2,804
	Bank to Venture Capitalists
213,600	Associated Banc-Corp	2,670
	Midwest Bank
140,000	Wilmington Trust	1,912
	Delaware Trust Bank
46,000	BOK Financial	1,733
	Tulsa-based Southwest Bank
851,247	Guaranty Bancorp (a)	1,626
	Colorado Bank
90,000	TriCo Bancshares	1,395
	California Central Valley Bank
166,527	Green Bankshares (b)	746
	Tennessee Bank
		51,448
	> Brokerage & Money Management 1.6%
280,000	Eaton Vance	7,490
	Specialty Mutual Funds
750,000	MF Global (a)	4,448
	Futures Broker
155,000	Investment Technology Group (a)	3,160
	Electronic Trading
150,000	SEI Investments	2,706
	Mutual Fund Administration & Investment Management
		17,804

Number of Shares		Value (000)
	> Savings & Loans 1.4%
600,000	ViewPoint Financial	$9,138
	Texas Thrift
238,090	Berkshire Hills Bancorp	4,947
	Northeast Thrift
77,040	People's United	1,159
	Connecticut Savings & Loan
42,231	K-Fed Bancorp	388
	Los Angeles Savings & Loan
		15,632
	> Insurance 0.9%
120,000	Tower Group	2,974
	Commercial & Personal Lines Insurance
75,000	Endurance Specialty Holdings	2,197
	Commercial Lines Insurance/Reinsurance
110,000	Delphi Financial Group	2,137
	Workers Compensation & Group Employee Benefit Products & Services
7,000	Markel (a)	1,972
	Specialty Insurance
		9,280
Finance: Total		150,926
Health Care 10.3%
	> Biotechnology & Drug Delivery 3.6%
180,000	Myriad Genetics (a)	6,416
	Genetic Diagnostics
165,000	Auxilium Pharmaceuticals (a)	5,178
	Biotech Focused on Niche Disease Areas
474,700	Seattle Genetics (a)	4,614
	Antibody-based Therapies for Cancer
270,000	BioMarin (a)	4,215
	Biotech Focused on Orphan Diseases
280,000	Savient Pharmaceuticals (a)	3,881
	Biotech Company Focused on Niche Disease Areas
445,000	Medarex (a)	3,716
	Humanized Antibodies
43,000	United Therapeutics (a)	3,583
	Biotech Focused on Rare Diseases
518,295	Nektar Therapeutics (a)	3,358
	Drug Delivery Technologies
161,286	InterMune (a)	2,451
	Drugs for Pulmonary Fibrosis & Hepatitis C
290,935	NPS Pharmaceuticals (a)	1,356
	Orphan Drugs & Healthy Royalties
500,000	IsoRay (a)	125
100,000	IsoRay - Warrants (a)(d)	5
	Radiology Cancer Company
19,425	Poniard (a)	116
	Cancer Biotech
18,181	Metabolex, Series A-1 (a)(d)	19
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)
	Cardiovascular Biotech Company	7
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	3
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	2
	High Throughput Rational Drug Design
		39,045

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Medical Supplies 2.4%
158,300	Techne	$10,101
	Cytokines, Antibodies & Other Reagents for Life Science
350,000	Luminex (a)	6,489
	Life Science Tools & Molecular Diagnostics
450,000	Cepheid (a)	4,239
	Molecular Diagnostics
180,000	Immucor (a)	2,477
	Automated Blood Typing Reagents
53,000	Idexx Laboratories (a)	2,449
	Diagnostic Equipment & Services for Veterinarians
		25,755
	> Health Care Services 1.9%
606,300	PSS World Medical (a)	11,223
	Distributor of Medical Supplies
242,000	Psychiatric Solutions (a)	5,503
	Behavioral Health Services
67,000	Charles River Laboratories (a)	2,261
	Pharmaceutical Research
283,000	eResearch Technology (a)	1,757
	Clinical Research Services
		20,744
	> Medical Equipment & Devices 1.8%
235,000	Alexion Pharmaceuticals (a)	9,663
	Biotech Focused on Orphan Diseases
169,000	Illumina (a)	6,581
	Leading Tools & Service Provider for Genetic Analysis
100,000	American Medical Systems (a)	1,580
	Medical Devices to Treat Urological Conditions
50,000	Kinetic Concepts (a)	1,363
	Wound Healing & Tissue Repair Products
		19,187
	> Pharmaceuticals 0.6%
125,000	Cephalon (a)	7,081
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
13,603	Myriad Pharmaceuticals (a)	63
	Genetic Diagnostics
		7,144
Health Care: Total		111,875
Energy & Minerals 7.8%
	> Oil Services 4.5%
598,400	FMC Technologies (a)	22,488
	Oil & Gas Wellhead Manufacturer
720,000	Atwood Oceanics (a)	17,935
	Offshore Drilling Contractor
130,111	Oceaneering International (a)	5,881
	Provider of Sub-sea Services & Manufactured Products
115,375	Exterran Holdings (a)	1,850
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	842
	Developing New Well Drilling Technologies
		48,996

Number of Shares		Value (000)
	> Oil & Gas Producers 2.9%
276,800	Southwestern Energy (a)	$10,754
	Oil & Gas Producer
925,000	Quicksilver Resources (a)	8,593
	Natural Gas & Coal Seam Gas Producer
485,000	Carrizo Oil & Gas (a)	8,318
	Oil & Gas Producer
111,200	Equitable Resources	3,882
	Natural Gas Producer & Utility
		31,547
	> Other Resources 0.4%
218,000	Layne Christensen (a)	4,458
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		4,458
Energy & Minerals: Total		85,001
Other Industries 4.0%
	> Real Estate 3.1%
405,000	SL Green Realty	9,291
	Manhattan Office Buildings
170,000	Corporate Office Properties	4,986
	Office Buildings
266,953	Macerich Company (b)	4,701
	Regional Shopping Malls
1,450,000	Kite Realty Group	4,234
	Community Shopping Centers
100,000	Digital Realty Trust	3,585
	Technology-focused Office Buildings
90,000	American Campus Communities	1,996
	Student Housing
470,000	DCT Industrial Trust	1,917
	Industrial Properties
196,000	Extra Space Storage	1,637
	Self Storage Facilities
120,000	BioMed Realty Trust	1,228
	Life Science-focused Office Buildings
		33,575
	> Transportation 0.9%
524,720	Heartland Express	7,724
	Regional Trucker
180,000	Rush Enterprises, Class A (a)	2,097
	Truck Sales & Service
		9,821
Other Industries: Total		43,396
Total Equities: 98.1% (Cost: $1,114,810)		1,069,636
Securities Lending Collateral: 2.3%
24,650,050	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.150%)	24,650
Total Securities Lending Collateral: (Cost: $24,650)		24,650

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Principal Amount (000)		Value (000)
Short-Term Obligation: 2.0%
	> Repurchase Agreement 2.0%
$21,703	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 07/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 3/15/16, market value $22,142 (repurchase proceeds $21,703)	$21,703
Total Short-Term Obligation: (Cost: $21,703)		21,703
Total Investments: 102.4% (Cost: $1,161,163)(f)		1,115,989
Obligation to Return Collateral for Securities Loaned: (2.3)%		(24,650)
Cash and Other Assets Less Liabilities: (0.1)%		(1,553)
Total Net Assets: 100%		$1,089,786

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $23,954.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Transactions in these affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliate	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/09	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$1,745	$-
Cavco Industries	287,900	50,000	-	337,900	8,559	-
Total Affiliated Transactions	1,073,900	50,000	-	1,123,900	$10,304	$-

  The aggregate cost and value of these companies at June 30, 2009, were $16,983 and $10,304, respectively. Investments in the affiliated companies represented 0.9% of total net assets at June 30, 2009.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $36, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A	2/11/00	18,181	$2,000	$19
Medicure - Warrants	12/22/06	738,060	-	7
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	37,500	1,500	3
IsoRay - Warrants	3/21/07	100,000	-	5
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	19,329	56	2
			$3,556	$36

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2009, for federal income tax purposes cost of investments was $1,161,163 and net unrealized depreciation was $45,174 consisting of gross unrealized appreciation of $238,985 and gross unrealized depreciation of $284,159.

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Information	$354,389	$-	$-	$354,389
Total Consumer Goods & Services	163,175	-	-	163,175
Total Industrial Goods & Services	160,874	-	-	160,874
Total Finance	150,926	-	-	150,926
Total Health Care	111,839	12	24	111,875
Total Energy & Minerals	85,001	-	-	85,001
Total Other Industries	43,396	-	-	43,396
Total Equities	1,069,600	12	24	1,069,636
Securities Lending Collateral	24,650	-	-	24,650
Short-Term Obligation	-	21,703	-	21,703
Total Investments	1,094,250	21,715	24	1,115,989
Total	$1,094,250	$21,715	$24	$1,115,989

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The information in the below reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

Investments in Secruities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Health Care
Biotechnology & Drug Delivery	$41	$-	$-	$(17)	$-	$-	$-	$-	$24	$(17)
Total	$41	$-	$-	$(17)	$-	$-	$-	$-	$24	$(17)

  The change in unrealized depreciation attributable to securities owned at June 30, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $17. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Asia
> Japan
Aeon Mall	182,000	318,000
Benesse	144,300	166,300
Nintendo	22,500	31,500
Rohto Pharmaceutical	502,200	568,300
Suruga Bank	279,000	307,000
> South Korea
MegaStudy	0	42,480
NHN	29,000	71,100
> Singapore
Ascendas REIT	0	2,291,500
OLAM International	0	5,250,000
Singapore Exchange	0	702,000
> Hong Kong
Hong Kong Exchanges and Clearing	370,000	434700
Lifestyle International	0	666,300
NagaCorp	7,798,800	9,776,566
> China
Shandong Weigao	0	1,516,000
> Taiwan
Ishares MSCI Taiwan Index Fund	0	244,800
Europe
> United Kingdom
Capita Group	950,000	1,060,000
Cobham	1,035,000	2,000,000
Intertek Group	561,600	641,600
Serco	2,000,000	2,300,000
> France
Eutelsat	0	117,000
Neopost	29,500	83,500
> Netherlands
Fugro	0	120,162
Imtech	0	169,000
Other Countries
> Canada
CCL Industries	0	134,000
Pacific Rubiales Energy	473,867	1,308,000
Potash Corp. of Saskatchewan	95,400	117,400
> United States
Alexion Pharmaceuticals	107,600	220,000
Atwood Oceanics	0	115,000
> South Africa
Naspers	421,000	630,000

	Number of Shares
	03/31/09	06/30/09
> Israel
Israel Chemicals	620,000	1,203,000
> Australia
Sino Gold	1,205,000	1,275,000
Latin America
> Chile
Sociedad Quimica y Minera de Chile - ADR	90,000	182,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/09	06/30/09
Sales
Asia
> Japan
Jupiter Telecommunications	15,600	9,000
Ryohin Keikaku	70,000	0
> South Korea
Woongjin Coway	256,000	116,000
> Singapore
ComfortDelGro	1,680,000	0
Europe
> United Kingdom
RPS Group	1,100,000	973,000
Smith & Nephew	896,000	0
> France
SES	471,000	210,000
> Germany
Rhoen-Klinikum	400,000	197,200
> Netherlands
QIAGEN	150,000	0
> Sweden
Hexagon	893,000	669,000
> Ireland
Aryzta	96,000	0
United Drug	2,200,000	2,100,000
> Switzerland
Kuehne & Nagel	39,700	35,700
Swatch Group	18,200	0
Synthes	42,000	0
> Greece
Intralot	654,000	0
Other Countries
> Canada
Pacific Rubiales Energy	276133	0
> United States
BioMarin	110,000	0
Bristow	55000	0
Cephalon	155,000	85,000
Diamond Offshore	78,000	47,000
Oceaneering International	98,000	63,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 91.7%
Asia 33.7%
	> Japan 19.5%
1,277,000	Kansai Paint	$9,143
	Paint Producer in Japan, India, China & Southeast Asia
31,500	Nintendo	8,669
	Entertainment Software & Hardware
2,740	Seven Bank	7,165
	ATM Processing Services
9,000	Jupiter Telecommunications	6,823
	Largest Cable Service Provider in Japan
166,300	Benesse	6,646
	Education Service Provider
568,300	Rohto Pharmaceutical	6,412
	Health & Beauty Products
318,000	Aeon Mall	6,017
	Suburban Shopping Mall Developer, Owner & Operator
900	Orix JREIT	4,120
	Diversified REIT
435,000	Kamigumi	3,662
	Port Cargo Handling & Logistics
307,000	Suruga Bank	2,926
	Regional Bank
330	Nippon Building Fund	2,824
	Office REIT
67,000	Ain Pharmaciez	1,389
	Dispensing Pharmacy/Drugstore Operator
		65,796
	> South Korea 6.0%
71,100	NHN (a)	9,824
	South Korea's Largest Online Search Engine
42,480	MegaStudy	7,646
	Online Education Service Provider
116,000	Woongjin Coway	2,815
	South Korean Household Appliance Rental Service Provider
		20,285
	> Singapore 4.4%
5,250,000	OLAM International	8,778
	Agriculture Supply Chain Manager
702,000	Singapore Exchange	3,430
	Singapore Equity & Derivatives Market Operator
2,291,500	Ascendas REIT	2,508
	Singapore Industrial Property Landlord
		14,716
	> Hong Kong 2.6%
434,700	Hong Kong Exchanges and Clearing	6,750
	Hong Kong Equity & Derivatives Market Operator
9,776,566	NagaCorp	1,291
	Casino/Entertainment Complex in Cambodia
666,300	Lifestyle International	866
	Mid to High-end Department Store Operator in Hong Kong & China
		8,907

Number of Shares		Value (000)
	> China 1.2%
1,516,000	Shandong Weigao	$3,885
	Vertically Integrated Hospital Consumable Manufacturer
		3,885
Asia: Total		113,589
Europe 31.7%
	> United Kingdom 14.4%
2,300,000	Serco	15,979
	Facilities Management
1,060,000	Capita Group	12,497
	White Collar, Back Office Outsourcing
641,600	Intertek Group	11,063
	Testing, Inspection & Certification Services
2,000,000	Cobham	5,705
	Aerospace Components
973,000	RPS Group	3,208
	Environmental Consulting & Planning
		48,452
	> France 4.3%
83,500	Neopost	7,509
	Postage Meter Machines
210,000	SES	4,009
	Satellite Broadcasting Services
117,000	Eutelsat	3,023
	Co-leader in European Fixed Satellite Services
		14,541
	> Germany 3.1%
110,000	Wincor Nixdorf	6,169
	Retail POS Systems & ATM Machines
197,200	Rhoen-Klinikum	4,360
	Health Care Services
		10,529
	> Netherlands 2.5%
120,162	Fugro	4,990
	Sub-sea Oilfield Services
169,000	Imtech	3,289
	Engineering & Technical Services
		8,279
	> Spain 2.4%
175,000	Red Electrica de Espana	7,918
	Spanish Power Grid
		7,918
	> Sweden 1.8%
669,000	Hexagon	6,052
	Measurement Equipment
		6,052
	> Ireland 1.7%
2,100,000	United Drug	5,834
	Irish Pharmaceutical Wholesaler & Outsourcer
		5,834

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Switzerland 0.8%
35,700	Kuehne & Nagel	$2,802
	Freight Forwarding/Logistics
		2,802
	> Denmark 0.7%
29,000	Novozymes	2,357
	Industrial Enzymes
		2,357
Europe: Total		106,764
Other Countries 24.3%
	> Canada 7.3%
117,400	Potash Corp. of Saskatchewan	10,924
	World's Largest Producer of Potash
1,308,000	Pacific Rubiales Energy (a)	10,784
138,067	Pacific Rubiales Energy-Warrants (a)(b)	438
	Oil Production & Exploration in Colombia
134,000	CCL Industries	2,646
	Leading Global Label Manufacturer
		24,792
	> United States 7.0%
220,000	Alexion Pharmaceuticals (a)	9,046
	Biotech Focused on Orphan Diseases
85,000	Cephalon (a)	4,815
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
47,000	Diamond Offshore	3,903
	Offshore Drilling Contractor
115,000	Atwood Oceanics (a)	2,865
	Offshore Drilling Contractor
63,000	Oceaneering International (a)	2,848
	Provider of Sub-sea Services & Manufactured Products
		23,477
	> South Africa 4.9%
630,000	Naspers	16,604
	Media in Africa & Other Emerging Markets
		16,604
	> Israel 3.5%
1,203,000	Israel Chemicals	11,842
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		11,842
	> Australia 1.6%
1,275,000	Sino Gold (a)	5,290
	Gold Mining in The People's Republic of China
		5,290
Other Countries: Total		82,005

Number of Shares or Principal Amount (000)		Value (000)
Latin America 2.0%
	> Chile 2.0%
182,000	Sociedad Quimica y Minera de Chile - ADR	$6,587
	Producer of Specialty Fertilizers, Lithium & Iodine
		6,587
Latin America: Total		6,587
Total Equities: 91.7% (Cost: $293,799)		308,945
Exchange Traded Fund: 0.7%
244,800	iShares MSCI Taiwan Index Fund	2,470
	Taiwan Exchange Traded Fund
Total Exchange Traded Fund: (Cost: $2,409)		2,470
Short-Term Obligations: 7.0%
	> Repurchase Agreement 6.5%
$22,021	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/09 at 0.0001%, collateralized by a U.S. Treasury obligation, maturing 4/23/14, market value $22,464 (repurchase proceeds $22,021)	22,021
		22,021
	> Commercial Paper 0.5%
1,600	Toyota Motor Credit 0.26% due 7/06/09	1,600
		1,600
Total Short-Term Obligations: (Amortized Cost: $23,621)		23,621
Total Investments: 99.4% (Cost: $319,829)(c)(d)		335,036
Cash and Other Assets Less Liabilities: 0.6%		1,901
Total Net Assets: 100.0%		$336,937

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, this security amounted to $438, which represented 0.13% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy-Warrants	7/12/07	138,067	$236	$438

(c)  At June 30, 2009, for federal income tax purposes cost of investments was $319,829 and net unrealized appreciation was $15,207 consisting of gross unrealized appreciation of $39,412 and gross unrealized depreciation of $24,205.

(d)  On June 30, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$65,796	19.5
U.S. Dollar	56,155	16.7
British Pound	48,451	14.4
Euro	47,100	14.0
Canadian Dollar	24,792	7.3
Other currencies less than 5% of total net assets	92,742	27.5
	$335,036	99.4

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Asia	$-	$113,589	$-	$113,589
Total Europe	-	106,764	-	106,764
Total Other Countries	47,831	34,174	-	82,005
Total Latin America	6,587	-	-	6,587
Total Equities	54,418	254,527	-	308,945
Exchange Traded Fund	2,470	-	-	2,470
Short-Term Obligations	-	23,621	-	23,621
Total Investments	56,888	278,148	-	335,036
Total	$56,888	$278,148	$-	$335,036

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At June 30, 2009, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Outsourcing Services	$37,254	11.1
Industrial Materials & Specialty Chemicals	29,929	8.9
Other Industrial Services	17,154	5.1
Machinery	7,509	2.2
Electrical Components	5,705	1.7
	97,551	29.0
> Information
TV Broadcasting	16,604	4.9
Financial Processors	10,180	3.0
Internet Related	9,824	2.9
Consumer Software	8,669	2.6
Satellite Broadcasting & Services	7,032	2.1
CATV	6,823	2.0
Computer Hardware & Related Equipment	6,169	1.8
Instrumentation	6,052	1.8
Business Information & Marketing Services	3,208	1.0
	74,561	22.1
> Energy & Minerals
Mining	16,214	4.8
Oil Services	14,606	4.4
Oil & Gas Producers	11,222	3.3
	42,042	12.5
> Consumer Goods & Services
Other Consumer Services	17,973	5.3
Nondurables	9,058	2.7
Retail	7,406	2.2
Casinos & Gaming	1,291	0.4
	35,728	10.6
> Health Care
Medical Equipment & Devices	12,931	3.8
Pharmaceuticals	10,649	3.2
Health Care Services	4,360	1.3
	27,940	8.3
> Other Industries
Real Estate	9,452	2.8
Regulated Utilities	7,918	2.3
Transportation	3,662	1.1
	21,032	6.2

	Value (000)	Percentage of Net Assets
> Finance
Banks	$10,091	3.0
	10,091	3.0
Total Equities:	308,945	91.7
Exchange Traded Fund:	2,470	0.7
Short-Term Obligations:	23,621	7.0
Total Investments:	335,036	99.4
Cash and Other Assets Less Liabilities:	1,901	0.6
Net Assets:	$336,937	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/09	06/30/09
Purchases
Consumer Goods & Services
Hertz	6,500,000	7,598,000
ITT Educational Services	775,000	825,000
Princeton Review	0	871,636
Steelcase	0	2,017,127
Information
Amphenol	725,000	750,000
Novell	8,000,000	8,500,000
SBA Communications	0	505,000
VisionChina Media - ADR (China)	3,300,000	4,000,000
WNS - ADR (India)	3,800,000	3,937,425
Energy & Minerals
Canadian Solar (China)	1,600,000	1,900,000
Gran Tierra Energy (Canada)	0	2,000,000
Industrial Goods & Services
Donaldson	225,000	250,000
Finance
CIT Group	0	6,000,000
Discover Financial Services	0	1,300,076

	Number of Shares
	03/31/09	06/30/09
Sales
Consumer Goods & Services
Expedia	3,250,000	3,000,000
Knoll	400,000	0
SkillSoft - ADR	9,500,000	9,283,928
Information
American Tower	1,400,000	1,050,000
Discovery Communications	700,000	0
Discovery Communications, Series C	1,250,000	1,125,000
Globalstar	11,000,000	9,800,000
Tellabs	2,800,000	0
Energy & Minerals
Pacific Rubiales Energy (Canada)	8,122,166	7,116,666
Synthesis Energy Systems (China)	2,800,000	2,500,000
Uranium One (South Africa)	18,050,000	9,850,000
Industrial Goods & Services
Expeditors International of Washington	1,425,000	950,000
Quanta Services	2,800,000	2,500,000
Health Care
Cephalon	400,000	0

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2009

Number of Shares		Value (000)
		Equities: 95.0%
Consumer Goods & Services 33.6%
	> Educational Services 13.5%
825,000	ITT Educational Services (a)	$83,044
	Post-secondary Degree Services
9,283,928	SkillSoft - ADR (a)(b)	72,415
	Web-based Learning Solutions (E-Learning)
1,700,000	Career Education (a)	42,313
	Post-secondary Education
871,636	Princeton Review (a)	4,716
	College Preparation Courses
		202,488
	> Travel 7.1%
7,598,000	Hertz (a)	60,708
	Largest U.S. Rental Car Operator
3,000,000	Expedia (a)	45,330
	Online Travel Services Company
		106,038
	> Retail 6.0%
3,350,000	Safeway	68,239
	Supermarkets
863,000	Abercrombie & Fitch	21,912
	Teen Apparel Retailer
		90,151
	> Apparel 2.9%
1,600,000	Coach	43,008
	Designer & Retailer of Branded Leather Accessories
		43,008
	> Casinos & Gaming 2.3%
325,000,000	RexLot Holdings (China) (a)	25,559
	Lottery Equipment Supplier in China
74,834,052	NagaCorp (Hong Kong)	9,878
	Casino/Entertainment Complex in Cambodia
		35,437
	> Food & Beverage 1.0%
17,500,000	Fu Ji Food & Catering Services (China)	14,707
	Food Catering Service Provider in China
		14,707
	> Furniture & Textiles 0.8%
2,017,127	Steelcase	11,739
	Office Furniture
		11,739
Consumer Goods & Services: Total		503,568
Information 19.3%
	> Mobile Communications 6.2%
1,550,000	Crown Castle International (a)	37,231
	Communications Towers
1,050,000	American Tower (a)	33,106
	Communications Towers in USA & Latin America
505,000	SBA Communications (a)	12,393
	Communications Towers
9,800,000	Globalstar (a)(b)(c)	10,290
	Satellite Mobile Voice & Data Carrier
		93,020

Number of Shares		Value (000)
	> Business Software 2.6%
8,500,000	Novell (a)	$38,505
	Directory, Operating System & Identity Management Software
		38,505
	> Computer Services 2.5%
3,937,425	WNS - ADR (India) (a)(b)	34,965
	Offshore BPO (Business Process Outsourcing) Services
1,334,442	Hackett Group (a)	3,109
	IT Integration & Best Practice Research
		38,074
	> Advertising 2.5%
4,000,000	VisionChina Media - ADR (China) (a)(b)	24,440
	Advertising on Digital Screens in China's Mass Transit System
2,350,000	China Mass Media - ADR (China) (a)(b)	12,173
	Media Planning Agency in China
		36,613
	> Computer Hardware & Related Equipment 1.6%
750,000	Amphenol	23,730
	Electronic Connectors
		23,730
	> CATV 1.5%
1,125,000	Discovery Communications, Series C (a)	23,096
	CATV Programming
		23,096
	> Contract Manufacturing 1.5%
50,200,000	Sanmina-SCI (a)(b)	22,088
	Electronic Manufacturing Services
		22,088
	> Financial Processors 0.9%
3,700,000	CardTronics (a)(b)	14,097
	Operates the World's Largest Network of ATMs
		14,097
Information: Total		289,223
Energy & Minerals 14.9%
	> Oil & Gas Producers 5.8%
7,116,666	Pacific Rubiales Energy (Canada) (a)(d)	58,382
1,483,334	Pacific Rubiales Energy (Canada) (a)	12,230
2,868,750	Pacific Rubiales Energy-Warrants (Canada) (a)(d)	9,091
	Oil Production & Exploration in Colombia
2,000,000	Gran Tierra Energy (Canada) (a)	6,964
	Oil Exploration & Production in Colombia, Peru & Argentina
		86,667
	> Oil Services 5.6%
6,700,000	Tetra Technologies (a)(b)	53,332
	U.S.-based Service Company with Life of Field Approach
800,000	FMC Technologies (a)	30,064
	Oil & Gas Wellhead Manufacturer
		83,396

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Alternative Energy 2.0%
1,900,000	Canadian Solar (China) (a)(b)(c)	$23,028
	Solar Cell & Module Manufacturer
1,480,000	Real Goods Solar (a)(b)	3,833
	Residential Solar Energy Installer
2,500,000	Synthesis Energy Systems (China) (a)(b)	2,875
	Owner/Operator of Gasification Plants
		29,736
	> Mining 1.5%
9,850,000	Uranium One (South Africa) (a)	22,611
	Uranium Mines in Kazakhstan, the U.S. & Australia
		22,611
Energy & Minerals: Total		222,410
Industrial Goods & Services 12.7%
	> Outsourcing Services 3.9%
2,500,000	Quanta Services (a)	57,825
	Electrical & Telecom Construction Services
		57,825
	> Other Industrial Services 3.1%
950,000	Expeditors International of Washington	31,673
	International Freight Forwarder
1,050,000	Mobile Mini (a)	15,403
	Portable Storage Units Leasing
		47,076
	> Waste Management 2.8%
1,500,000	Waste Management	42,240
	U.S. Garbage Collection & Disposal
		42,240
	> Machinery 1.8%
525,000	Ametek	18,155
	Aerospace/Industrial Instruments
250,000	Donaldson	8,660
	Industrial Air Filtration
		26,815
	> Industrial Materials & Specialty Chemicals 1.1%
1,000,000	Nalco Holding Company	16,840
	Provider of Water Treatment & Process Chemicals & Services
		16,840
Industrial Goods & Services: Total		190,796
Finance 10.7%
	> Brokerage & Money Management 6.6%
6,015,300	MF Global (a)	35,671
	Futures Broker
1,300,000	Eaton Vance	34,775
	Specialty Mutual Funds
1,550,000	SEI Investments	27,962
	Mutual Fund Administration & Investment Management
		98,408

Number of Shares or Principal Amount (000)		Value (000)
	> Insurance 2.4%
14,950,000	Conseco (a)(b)	$35,431
	Life, Long-term Care & Medical Supplement Insurance
		35,431
	> Credit Cards 0.9%
1,300,076	Discover Financial Services	13,352
	Credit Card Company
		13,352
	> Finance Companies 0.8%
6,000,000	CIT Group	12,900
	Middle Market Lender, Equipment Leasing & Vendor Finance/Factoring
		12,900
Finance: Total		160,091
Other Industries 3.8%
	> Transportation 3.8%
1,300,000	JB Hunt Transport Services	39,689
	Truck & Intermodal Carrier
1,125,000	American Commercial Lines (a)(b)(c)	17,415
	Operator of Inland Barges/Builder of Barges & Vessels
		57,104
Other Industries: Total		57,104
Total Equities: 95.0% (Cost: $1,669,978)		1,423,192
Securities Lending Collateral: 1.2%
17,611,150	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.150%)	17,611
Securities Lending Collateral: Total 1.1% (Cost: $17,611)		17,611
Short-Term Obligations: 5.3%
	> Repurchase Agreement 4.8%
$72,138	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 3/15/16, market value $73,585 (repurchase proceeds $72,138)	72,138
		72,138

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$7,700	Toyota Motor Credit 0.26% due 7/06/09	$7,700
		7,700
Total Short-Term Obligations: 5.3% (Amortized Cost: $79,838)		79,838
Total Investments: 101.5% (Cost: $1,767,427)(f)		1,520,641
Obligation to Return Collateral for Securities Loaned: (1.2)%		(17,611)
Cash and Other Assets Less Liabilities: (0.3)%		(4,691)
Total Net Assets: 100.0%		$1,498,339

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2009, are as follows:

Affiliates	Balance of Shares Held 12/31/08	Purchases/ Additions	Sales/ Reductions		Balance of Shares Held 6/30/09	Value	Dividend
American Commercial Lines	3,803,849	696,151	3,375,000	*	1,125,000	$17,415	$-
Canadian Solar	1,825,000	300,000	225,000		1,900,000	23,028	-
CardTronics	3,560,000	140,000	-		3,700,000	14,097	-
China Mass Media - ADR	2,350,000	-	-		2,350,000	12,173	-
Conseco	14,950,000	-	-		14,950,000	35,431	-
Globalstar	10,000,000	1,000,000	1,200,000		9,800,000	10,290	-
Real Goods Solar	1,500,000	-	20,000		1,480,000	3,833	-
Sanmina-SCI	50,200,000	-	-		50,200,000	22,088	-
SkillSoft - ADR	9,500,000	-	216,072		9,283,928	72,415	-
Synthesis Energy Systems	2,800,000	-	300,000		2,500,000	2,875	-
Tetra Technologies	6,150,000	1,050,000	500,000		6,700,000	53,332	-
VisionChina Media - ADR	3,118,900	881,100	-		4,000,000	24,440
WNS-ADR	3,100,000	843,500	6,075		3,937,425	34,965	-
Total of Affiliated Transactions	112,857,749	4,910,751	5,842,147		111,926,353	$326,382	$-

*  Includes the effect of a 1:4 reverse stock split.

  The aggregate cost and value of these companies at June 30 were $769,982 and $326,382, respectively. Investments in affiliated companies represented 21.8% of total net assets at June 30, 2009.

(c)  All or a portion of this security was on loan at June 30, 2009. The total market value of securities on loan at June 30, 2009 was $16,936.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the board of trustees. At June 30, 2009, these securities amounted to $67,473, which represented 4.50% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07-8/22/07	7,116,666	$30,391	$58,382
Pacific Rubiales Energy-Warrants	7/12/07	2,868,750	4,910	9,091
			$35,301	$67,473

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2009, for federal income tax purposes cost of investments was $1,767,427 and net unrealized depreciation was $246,786 consisting of gross unrealized appreciation of $328,086 and gross unrealized depreciation of $574,872.

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Total Consumer Goods & Services	$453,424	$50,144	$-	$503,568
Total Information	289,223	-	-	289,223
Total Energy & Minerals	154,937	67,473	-	222,410
Total Industrial Goods & Services	190,796	-	-	190,796
Total Finance	160,091	-	-	160,091
Total Other Industries	57,104	-	-	57,104
Total Equities	1,305,575	117,617	-	1,423,192
Securities Lending Collateral	17,611	-	-	17,611
Short-Term Obligations	-	79,838	-	79,838
Total Investments	1,323,186	197,455	-	1,520,641
Total	$1,323,186	$197,455	$-	$1,520,641

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2009

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 99.5%
3,482,959	Columbia Large Cap Enhanced Core Fund, Class Z	$31,242
2,474,587	Columbia Dividend Income Fund, Class Z	24,869
968,355	Columbia Acorn Fund, Class Z	18,825
681,187	Columbia Acorn International, Class Z	18,753
1,323,292	Columbia Marsico Growth Fund, Class Z	18,579
712,612	Columbia Acorn Select, Class Z	12,471
Total Stock Funds (Cost: $158,610)		124,739
Short-Term Obligations: 0.7%
	> Repurchase Agreements: 0.7%
$446	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.001%, collateralized by a U.S. Government Agency obligation, maturing 8/20/13 market value $455 (repurchase proceeds $446)	446
407	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/09, due 7/01/09 at 0.0001%, collateralized by a U.S. Government Agency obligation, maturing 4/23/14 market value $415 (repurchase proceeds $407)	407
Total Short-Term Obligations (Cost: $853)		853
Total Investments: 100.2% (Cost: $159,463)(a)		125,592
Cash and Other Assets Less Liabilities: (0.2)%		(252)
Total Net Assets: 100.0%		$125,340

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  At June 30, 2009, for federal income tax purposes cost of investments was $159,463 and net unrealized depreciation was $33,871, consisting of gross unrealized appreciation of $1,670 and gross unrealized depreciation of $35,541.

  The following table summarizes the inputs used, as of June 30, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$124,739	$-	$-	$124,739
Short-Term Obligations	-	853	-	853
Total Investments	124,739	853	-	125,592
Total	$124,739	$853	$-	$125,592

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2009	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$7,910,206	$3,004,096	$1,144,180	$319,829		$997,445	$853
Affiliated investments, at cost (See Note 4)	3,111,124	59,544	16,983	—		769,982	158,610
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $129,784; Columbia Acorn International $1,905; Columbia Acorn USA $23,954; Columbia Acorn International Select $–; Columbia Acorn Select $16,936; Columbia Thermostat Fund $–)	$9,027,810	$3,243,462	$1,105,685	$335,036		$1,194,259	$853
Affiliated investments, at value (See Note 4)	2,822,304	69,240	10,304	—		326,382	124,739
Cash	3,248	1	—	—	*	1	—	*
Foreign currency (cost: Columbia Acorn Fund $4,116; Columbia Acorn International $22,027; Columbia Acorn International Select $335; Columbia Acorn Select $–)	4,174	22,008	—	332		—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	3,212	—	—		—	—
Receivable for:
Investments sold	26,664	8,714	3,743	1,445		820	—
Fund shares sold	10,208	5,488	1,472	2,199		1,433	141
Dividends and interest	6,441	4,834	447	312		524	—
Securities lending income	197	12	29	—		93	—
Foreign tax reclaims	269	1,679	—	127		—	—
Expense reimbursement due from Advisor	—	—	—	1		—	48
Trustees' Deferred Compensation Investments	2,506	699	193	—		224	—
Other assets	29	9	2	—	*	5	5
Total Assets	11,903,850	3,359,358	1,121,875	339,452		1,523,741	125,786
Liabilities:
Payable to custodian bank	—	—	23	—		—	—
Collateral on securities loaned	133,395	1,944	24,650	—		17,611	—
Expense reimbursement due to Advisor	—	—	—	—		5	—
Unrealized depreciation on forward foreign currency exchange contracts	—	5,646	—	—		—	—
Payable for:
Investments purchased	28,350	6,876	4,585	1,357		1,870	—
Fund shares redeemed	33,574	4,137	1,388	733		3,615	286
Management fee	6,264	2,119	786	254		1,028	10
Administration fee	432	121	40	12		56	5
12b-1 Service and Distribution fees	1,320	160	65	22		196	45
Reports to shareholders	863	298	92	25		252	41
Deferred Trustees' fees	2,506	699	193	33		224	22
Transfer agent fees	3,057	465	247	29		521	37
Trustees' fees	4	1	1	—	*	4	—	*
Custody fees	287	846	9	33		—	—
Deferred foreign capital gains tax payable	—	2,496	—	—		—	—
Other liabilities	4	48	10	17		20	—
Total Liabilities	210,056	25,856	32,089	2,515		25,402	446
Net Assets	$11,693,794	$3,333,502	$1,089,786	$336,937		$1,498,339	$125,340
Composition of Net Assets:
Paid in capital	$11,363,927	$3,696,881	$1,264,123	$400,024		$1,903,392	$180,354
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	10,048	28,563	(1,564)	1,132		(4,758)	472
Accumulated net realized gain/(loss)	(509,030)	(636,081)	(127,599)	(79,429)		(153,509)	(21,615)
Net unrealized appreciation/(depreciation) on:
Investments	828,784	249,062	(45,174)	15,207		(246,786)	(33,871)
Foreign capital gains tax	—	(2,496)	—	—		—	—
Foreign currency translations	65	(2,427)	—	3		—	—
Net Assets	$11,693,794	$3,333,502	$1,089,786	$336,937		$1,498,339	$125,340
Net asset value per share – Class A (a)	$18.88	$27.47	$17.16	$19.52		$17.09	$8.88
(Net assets/shares)	($2,340,341/123,982)	($414,663/15,096)	($144,270/8,409)	($60,654/3,107)		($423,925/24,800)	($38,497/4,335)
Maximum offering price per share – Class A (b)	$20.03	$29.14	$18.21	$20.71		$18.14	$9.42
(Net asset value per share/front- end sales charge)	($18.88/0.9425)	($27.47/0.9425)	($17.16/0.9425)	($19.52/0.9425)		($17.09/0.9425)	($8.88/0.9425)
Net asset value and offering price per share – Class B (a)	$17.71	$26.82	$16.11	$18.71		$16.10	$8.93
(Net assets/shares)	($521,503/29,446)	($37,517/1,399)	($21,287/1,322)	($3,691/197)		($76,156/4,729)	($32,245/3,611)
Net asset value and offering price per share – Class C (a)	$17.57	$26.74	$16.01	$18.62		$16.00	$8.92
(Net assets/shares)	($618,461/35,197)	($65,900/2,465)	($25,641/1,602)	($9,562/513)		($74,894/4,682)	($19,523/2,188)
Net asset value and offering price per share – Class Z (c)	$19.44	$27.53	$17.71	$19.70		$17.50	$8.79
(Net assets/shares)	($8,213,489/422,483)	($2,815,422/102,280)	($898,588/50,731)	($263,030/13,355)		($923,364/52,762)	($35,075/3,989)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2009

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$55,015	$50,215	$3,987	$3,849	$3,540	$—
Dividend income from affiliates (See Note 4)	8,712	910	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	921
Interest income	334	94	19	10	40	— *
Securitites lending income	197	12	29	—	93	—
	64,258	51,231	4,035	3,859	3,673	921
Foreign taxes withheld	(1,195)	(4,175)	(1)	(328)	—	—
Total Investment Income	63,063	47,056	4,034	3,531	3,673	921
Expenses:
Management fee	33,835	10,922	4,143	1,225	5,431	60
Administration fee	2,360	629	214	58	297	27
12b-1 Service and Distribution fees:
Class A	2,613	435	163	60	473	46
Class B	1,918	129	78	14	260	119
Class C	2,858	287	118	45	335	100
Transfer agent fees:
Class A	1,250	362	72	35	333	41
Class B	774	74	37	10	141	45
Class C	535	82	22	12	88	26
Class Z	1,833	655	238	44	267	9
Custody fees	487	1,321	22	70	88	—
Trustees' fees	480	130	43	14	64	8
Registration and blue sky fees	79	51	34	37	42	28
Reports to shareholders	1,130	462	171	73	316	82
Chief compliance officer expenses (See Note 4)	290	75	26	7	36	3
Other expenses	457	165	60	42	89	25
Total expenses	50,899	15,779	5,441	1,746	8,260	619
Less custody fees paid indirectly	— *	— *	— *	— *	— *	—
Less reimbursement of expenses by Investment Advisor	—	—	—	(5)	(9)	(204)
Net Expenses	50,899	15,779	5,441	1,741	8,251	415
Net Investment Income/(Loss)	12,164	31,277	(1,407)	1,790	(4,578)	506
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	(390,602)	(254,864)	(23,665)	(31,779)	(38,924)	—
Affiliated investments (See Note 4)	(952)	(3,830)	—	—	(17,425)	(11,816)
Foreign currency transactions and forward foreign currency exchange contracts	(163)	(1,856)	—	(75)	488	—
Net realized gain/(loss)	(391,717)	(260,550)	(23,665)	(31,854)	(55,861)	(11,816)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	1,098,443	774,311	110,717	61,179	343,493	—
Affiliated investments (See Note 4)	271,729	21,926	(1,892)	—	6,519	18,571
Foreign currency translations and forward foreign currency exchange contracts	63	971	—	(13)	(3)	—
Foreign capital gains tax	—	(2,496)	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	1,370,235	794,712	108,825	61,166	350,009	18,571
Net realized and unrealized gain	978,518	534,162	85,160	29,312	294,148	6,755
Net Increase in Net Assets resulting from Operations	$990,682	$565,439	$83,753	$31,102	$289,570	$7,261

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Operations:
Net investment income/(loss)	$12,164	$12,367	$31,277	$76,400	$(1,407)	$(5,465)
Net realized gain/(loss) on investments,foreign currency transactions and forward foreign currency exchange contracts	(391,717)	(11,712)	(260,550)	(378,865)	(23,665)	(102,173)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	1,370,235	(7,343,366)	794,712	(2,403,090)	108,825	(495,968)
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase/(Decrease) from Operations	990,682	(7,342,711)	565,439	(2,705,555)	83,753	(603,606)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(6,101)	(1,020)	—	—
Net realized gain – Class A	— *	(91,100)	—	(9,807)	—	(8,248)
Net investment income – Class B	—	—	(290)	— *	—	—
Net realized gain – Class B	— *	(26,893)	—	(1,332)	—	(1,748)
Net investment income – Class C	—	—	(348)	— *	—	—
Net realized gain – Class C	—	(28,315)	—	(2,146)	—	(1,740)
Net investment income – Class Z	—	(6,088)	(53,466)	(23,593)	—	—
Net realized gain – Class Z	— *	(284,695)	—	(68,973)	—	(41,787)
Total Distributions to Shareholders	—	(437,091)	(60,205)	(106,871)	—	(53,523)
Share Transactions:
Subscriptions – Class A	293,596	612,669	59,159	277,346	32,218	53,928
Distributions reinvested – Class A	— *	83,711	5,737	9,979	—	7,538
Redemptions – Class A	(363,945)	(1,151,023)	(77,603)	(207,715)	(35,190)	(69,749)
Net Increase/(Decrease) – Class A	(70,349)	(454,643)	(12,707)	79,610	(2,972)	(8,283)
Subscriptions – Class B	102	1,991	—	1,704	5	71
Distributions reinvested – Class B	—	24,675	278	1,209	—	1,615
Redemptions – Class B	(99,550)	(255,304)	(7,739)	(23,974)	(3,666)	(11,765)
Net Decrease – Class B	(99,448)	(228,638)	(7,461)	(21,061)	(3,661)	(10,079)
Subscriptions – Class C	25,737	62,517	3,110	20,234	957	3,931
Distributions reinvested – Class C	—	22,379	265	1,596	—	1,523
Redemptions – Class C	(76,956)	(287,537)	(10,606)	(43,103)	(2,805)	(10,090)
Net Increase/(Decrease) – Class C	(51,219)	(202,641)	(7,231)	(21,273)	(1,848)	(4,636)
Subscriptions – Class Z	706,723	1,526,416	213,802	664,727	153,038	213,395
Distributions reinvested – Class Z	—	251,789	38,423	64,910	—	37,687
Redemptions – Class Z	(653,809)	(2,162,613)	(237,241)	(912,602)	(82,920)	(190,501)
Net Increase/(Decrease) – Class Z	52,914	(384,408)	14,984	(182,965)	70,118	60,581
Net Increase/(Decrease) from Share Transactions	(168,102)	(1,270,330)	(12,415)	(145,689)	61,637	37,583
Redemption Fees	—	—	116	354	—	—
Total Increase/(Decrease) in Net Assets	822,580	(9,050,132)	492,935	(2,957,761)	145,390	(619,546)
Net Assets:
Beginning of period	10,871,214	19,921,346	2,840,567	5,798,328	944,396	1,563,942
End of period	$11,693,794	$10,871,214	$3,333,502	$2,840,567	$1,089,786	$944,396
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$10,048	$(2,116)	$28,563	$57,491	$(1,564)	$(157)

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Operations:
Net investment income/(loss)	$1,790	$2,451	$(4,578)	$(17,307)	$506	$3,146
Net realized gain/(loss) on investments,foreign currency transactions and forward foreign currency exchange contracts	(31,854)	(46,780)	(55,861)	(87,624)	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	(11,816)	(9,015)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	61,166	(101,043)	350,009	(1,330,289)	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	18,571	(58,979)
Net Increase/(Decrease) from Operations	31,102	(145,372)	289,570	(1,435,220)	7,261	(64,848)
Distributions to Shareholders From:
Net investment income – Class A	(456)	—	—	—	(7)	(1,051)
Net realized gain – Class A	—	(984)	—	(25,410)	—	(337)
Net investment income – Class B	—	—	—	—	—	(657)
Net realized gain – Class B	—	(189)	—	(4,641)	—	(371)
Net investment income – Class C	—	—	—	—	—	(361)
Net realized gain – Class C	—	(288)	—	(4,551)	—	(201)
Net investment income – Class Z	(3,077)	(280)	—	—	(115)	(1,140)
Net realized gain – Class Z	—	(3,600)	—	(39,523)	—	(301)
Total Distributions to Shareholders	(3,533)	(5,341)	—	(74,125)	(122)	(4,419)
Share Transactions:
Subscriptions – Class A	21,075	47,637	49,937	131,376	3,418	21,460
Distributions reinvested – Class A	440	901	—	23,381	6	1,269
Redemptions – Class A	(12,187)	(21,936)	(103,487)	(377,780)	(8,180)	(14,939)
Net Increase/(Decrease) – Class A	9,328	26,602	(53,550)	(223,023)	(4,756)	7,790
Subscriptions – Class B	—	271	7	388	—	2,089
Distributions reinvested – Class B	—	170	—	4,147	—	943
Redemptions – Class B	(992)	(3,345)	(11,619)	(41,288)	(6,281)	(14,056)
Net Decrease – Class B	(992)	(2,904)	(11,612)	(36,753)	(6,281)	(11,024)
Subscriptions – Class C	959	7,847	2,400	8,177	807	17,881
Distributions reinvested – Class C	—	248	—	3,639	—	510
Redemptions – Class C	(1,893)	(4,044)	(12,442)	(51,407)	(6,477)	(8,717)
Net Increase/(Decrease) – Class C	(934)	4,051	(10,042)	(39,591)	(5,670)	9,674
Subscriptions – Class Z	83,230	175,091	126,122	387,091	1,348	23,041
Distributions reinvested – Class Z	833	1,768	—	29,748	106	1,339
Redemptions – Class Z	(29,026)	(84,177)	(161,949)	(373,486)	(3,619)	(8,008)
Net Increase/(Decrease) – Class Z	55,037	92,682	(35,827)	43,353	(2,165)	16,372
Net Increase/(Decrease) from Share Transactions	62,439	120,431	(111,031)	(256,014)	(18,872)	22,812
Redemption Fees	23	171	—	—	—	—
Total Increase/(Decrease) in Net Assets	90,031	(30,111)	178,539	(1,765,359)	(11,733)	(46,455)
Net Assets:
Beginning of period	246,906	277,017	1,319,800	3,085,159	137,073	183,528
End of period	$336,937	$246,906	$1,498,339	$1,319,800	$125,340	$137,073
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$1,132	$2,875	$(4,758)	$(180)	$472	$88

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	17,391	26,521	2,525	8,030	2,119	2,597
Shares issued in reinvestment and capital gains – Class A	—	3,428	208	248	—	302
Less shares redeemed – Class A	(22,419)	(49,918)	(3,567)	(6,693)	(2,303)	(3,306)
Net Increase/(Decrease) – Class A	(5,028)	(19,969)	(834)	1,585	(184)	(407)
Subscriptions – Class B	5	80	—	44	— *	3
Shares issued in reinvestment and capital gains – Class B	—	1,065	10	30	—	68
Less shares redeemed – Class B	(6,437)	(11,645)	(358)	(768)	(256)	(573)
Net Decrease – Class B	(6,432)	(10,500)	(348)	(694)	(256)	(502)
Subscriptions – Class C	1,631	3,082	133	569	66	219
Shares issued in reinvestment and capital gains – Class C	—	975	10	41	—	65
Less shares redeemed – Class C	(5,125)	(13,528)	(499)	(1,414)	(203)	(514)
Net Increase/(Decrease) – Class C	(3,494)	(9,471)	(356)	(804)	(137)	(230)
Subscriptions – Class Z	40,996	63,561	8,828	19,040	9,698	9,874
Shares issued in reinvestment and capital gains – Class Z	—	10,170	1,391	1,609	—	1,466
Less shares redeemed – Class Z	(39,033)	(93,561)	(10,481)	(30,912)	(5,233)	(8,493)
Net Increase/(Decrease) – Class Z	1,963	(19,830)	(262)	(10,263)	4,465	2,847
Net Increase/(Decrease) in Shares of Beneficial Interest	(12,991)	(59,770)	(1,800)	(10,176)	3,888	1,708

*  Rounds to less than 500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2009	2008	2009	2008	2009	2008
Subscriptions – Class A	1,214	1,986	3,524	6,192	431	1,952
Shares issued in reinvestment and capital gains – Class A	23	30	—	901	1	147
Less shares redeemed – Class A	(716)	(959)	(7,473)	(18,425)	(1,067)	(1,454)
Net Increase/(Decrease) – Class A	521	1,057	(3,949)	(11,332)	(635)	645
Subscriptions – Class B	—	10	— *	16	—	176
Shares issued in reinvestment and capital gains – Class B	—	6	—	168	—	104
Less shares redeemed – Class B	(62)	(149)	(892)	(2,059)	(796)	(1,344)
Net Decrease – Class B	(62)	(133)	(892)	(1,875)	(796)	(1,064)
Subscriptions – Class C	58	317	170	469	100	1,558
Shares issued in reinvestment and capital gains – Class C	—	9	—	148	—	56
Less shares redeemed – Class C	(116)	(183)	(973)	(2,581)	(840)	(861)
Net Increase/(Decrease) – Class C	(58)	143	(803)	(1,964)	(740)	753
Subscriptions – Class Z	4,783	7,667	8,532	17,670	175	1,994
Shares issued in reinvestment and capital gains – Class Z	42	58	—	1,123	12	153
Less shares redeemed – Class Z	(1,706)	(3,845)	(11,196)	(18,669)	(472)	(783)
Net Increase/(Decrease) – Class Z	3,119	3,880	(2,664)	124	(285)	1,364
Net Increase/(Decrease) in Shares of Beneficial Interest	3,520	4,947	(8,308)	(15,047)	(2,456)	1,698

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$17.22		$28.87	$29.02		$27.57		$25.93		$22.20
Income from Investment Operations
Net investment income/(loss) (a)	0.01		(0.01)	0.05	(b)	0.05		0.07		(0.05)
Net realized and unrealized gain/(loss)	1.65		(10.98)	2.13		3.82		3.20		4.69
Total from Investment Operations	1.66		(10.99)	2.18		3.87		3.27		4.64
Less Distributions to Shareholders
From net investment income	—		—	(0.03)		(0.04)		(0.07)		—
From net realized gains	—		(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	—		(0.66)	(2.33)		(2.42)		(1.63)		(0.91)
Net Asset Value, End of Period	$18.88		$17.22	$28.87		$29.02		$27.57		$25.93
Total Return (c)	9.64	%(d)	(38.72)%	7.39	%(e)(f)	14.13	%(e)	12.76	%(e)	21.05	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.12	%(h)	1.05%	1.02%		1.02%		1.03%		1.20%
Net investment income/(loss) (g)	0.09	%(h)	(0.04)%	0.17%		0.17%		0.28%		(0.21)%
Waiver/Reimbursement	—		—	0.01%		0.02%		0.02%		0.02%
Portfolio turnover rate	14	%(d)	21%	20%		22%		16%		20%
Net assets at end of period (000s)	$2,340,341		$2,221,100	$4,300,920		$4,067,868		$3,349,461		$2,669,936

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class B Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$16.21		$27.39	$27.78		$26.61		$25.19		$21.75
Income from Investment Operations
Net investment loss (a)	(0.05)		(0.15)	(0.11	)(b)	(0.13)		(0.11)		(0.22)
Net realized and unrealized gain/(loss)	1.55		(10.37)	2.02		3.68		3.09		4.57
Total from Investment Operations	1.50		(10.52)	1.91		3.55		2.98		4.35
Less Distributions to Shareholders
From net realized gains	—		(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	—		(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Net Asset Value, End of Period	$17.71		$16.21	$27.39		$27.78		$26.61		$25.19
Total Return (c)	9.25	%(d)	(39.11)%	6.76	%(e)(f)	13.43	%(e)	11.98	%(e)	20.15	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.80	%(h)	1.65%	1.59%		1.66%		1.72%		1.95%
Net investment loss (g)	(0.60	)%(h)	(0.64)%	(0.39)%		(0.48)%		(0.42)%		(0.96)%
Waiver/Reimbursement	—		—	0.01%		0.02%		0.02%		0.02%
Portfolio turnover rate	14	%(d)	21%	20%		22%		16%		20%
Net assets at end of period (000s)	$521,503		$581,587	$1,270,292		$1,404,165		$1,422,580		$1,399,135

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class C Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$16.09		$27.25	$27.70		$26.58		$25.18		$21.75
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.19)	(0.18	)(b)	(0.17)		(0.13)		(0.22)
Net realized and unrealized gain/(loss)	1.54		(10.31)	2.03		3.67		3.09		4.56
Total from Investment Operations	1.48		(10.50)	1.85		3.50		2.96		4.34
Less Distributions to Shareholders
From net realized gains	—		(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	—		(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Net Asset Value, End of Period	$17.57		$16.09	$27.25		$27.70		$26.58		$25.18
Total Return (c)	9.20	%(d)	(39.23)%	6.56	%(e)(f)	13.25	%(e)	11.90	%(e)	20.11	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.94	%(h)	1.83%	1.79%		1.80%		1.82%		1.95%
Net investment loss (g)	(0.73	)%(h)	(0.82)%	(0.60)%		(0.61)%		(0.51)%		(0.96)%
Waiver/Reimbursement	—		—	0.00	%(i)	0.02%		0.02%		0.02%
Portfolio turnover rate	14	%(d)	21%	20%		22%		16%		20%
Net assets at end of period (000s)	$618,461		$622,665	$1,312,243		$1,345,520		$1,220,339		$1,083,006

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class A Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$23.03		$43.42	$40.07		$33.20		$28.75		$22.45
Income from Investment Operations
Net investment income (a)	0.22		0.47	0.27		0.23		0.22		0.14
Net realized and unrealized gain/(loss)	4.63		(20.20)	6.52		10.87		5.84		6.31
Total from Investment Operations	4.85		(19.73)	6.79		11.10		6.06		6.45
Less Distributions to Shareholders
From net investment income	(0.41)		(0.06)	(0.08)		(0.32)		(0.53)		(0.15)
From net realized gains	—		(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.41)		(0.66)	(3.44)		(4.23)		(1.61)		(0.15)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$27.47		$23.03	$43.42		$40.07		$33.20		$28.75
Total Return (c)	21.05	%(d)	(46.09)%	16.90	%(e)	34.16	%(e)	21.42	%(e)	28.91	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.45	%(g)	1.31%	1.23%		1.24%		1.30%		1.48%
Net investment income (f)	1.91	%(g)	1.36%	0.60%		0.61%		0.72%		0.61%
Waiver/Reimbursement	—		—	0.00	%(h)	0.01%		0.02%		0.02%
Portfolio turnover rate	20	%(d)	38%	28%		31%		27%		40%
Net assets at end of period (000s)	$414,663		$366,820	$622,901		$313,401		$142,204		$70,582

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$22.41		$42.46	$39.39		$32.71		$28.18		$22.07
Income from Investment Operations
Net investment income/(loss) (a)	0.13		0.27	0.04		(0.00	)(b)	0.02		(0.04)
Net realized and unrealized gain/(loss)	4.48		(19.72)	6.39		10.66		5.73		6.19
Total from Investment Operations	4.61		(19.45)	6.43		10.66		5.75		6.15
Less Distributions to Shareholders
From net investment income	(0.20)		—	(0.00	)(b)	(0.07)		(0.14)		(0.04)
From net realized gains	—		(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.20)		(0.60)	(3.36)		(3.98)		(1.22)		(0.04)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$26.82		$22.41	$42.46		$39.39		$32.71		$28.18
Total Return (c)	20.59	%(d)	(46.41)%	16.25	%(e)	33.26	%(e)	20.57	%(e)	27.91	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.17	%(g)	1.90%	1.81%		1.89%		2.01%		2.27%
Net investment income/(loss) (f)	1.17	%(g)	0.77%	0.08%		(0.01)%		0.08%		(0.18)%
Waiver/Reimbursement	—		—	0.01%		0.02%		0.02%		0.02%
Portfolio turnover rate	20	%(d)	38%	28%		31%		27%		40%
Net assets at end of period (000s)	$37,517		$39,153	$103,631		$94,165		$73,572		$54,752

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

Class C Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$22.30		$42.32	$39.35		$32.68		$28.19		$22.06
Income from Investment Operations
Net investment income/(loss) (a)	0.12		0.21	(0.06)		(0.05)		(0.00	)(b)	(0.03)
Net realized and unrealized gain/(loss)	4.46		(19.63)	6.39		10.66		5.71		6.20
Total from Investment Operations	4.58		(19.42)	6.33		10.61		5.71		6.17
Less Distributions Declared to Shareholders
From net investment income	(0.14)		—	(0.00	)(b)	(0.03)		(0.14)		(0.04)
From net realized gains	—		(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions Declared to Shareholders	(0.14)		(0.60)	(3.36)		(3.94)		(1.22)		(0.04)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$26.74		$22.30	$42.32		$39.35		$32.68		$28.19
Total Return (c)	20.54	%(d)	(46.50)%	16.01	%(e)	33.14	%(e)	20.45	%(e)	28.01	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.27	%(g)	2.08%	1.99%		2.01%		2.09%		2.24%
Net investment income/(loss) (f)	1.07	%(g)	0.60%	(0.14)%		(0.14)%		(0.01)%		(0.15)%
Waiver/Reimbursement	—		—	0.00	%(h)	0.01%		0.02%		0.02%
Portfolio turnover rate	20	%(d)	38%	28%		31%		27%		40%
Net assets at end of period (000s)	$65,900		$62,906	$153,416		$99,425		$47,325		$30,547

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$15.90		$27.23	$28.02		$26.52		$24.77		$20.74
Income from Investment Operations
Net investment loss (a)	(0.04)		(0.14)	(0.09	)(b)	(0.10)		(0.01)		(0.24)
Net realized and unrealized gain/(loss)	1.30		(10.23)	1.01		2.21		3.13		4.41
Total from Investment Operations	1.26		(10.37)	0.92		2.11		3.12		4.17
Less Distributions to Shareholders
From net realized gains	—		(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Net Asset Value, End of Period	$17.16		$15.90	$27.23		$28.02		$26.52		$24.77
Total Return (c)	7.92	%(d)	(39.38)%	3.18	%(e)(f)	7.95	%(e)	12.68	%(e)	20.12	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.36	%(h)	1.29%	1.25%		1.26%		1.31%		1.51%
Net investment loss (g)	(0.50	)%(h)	(0.60)%	(0.29)%		(0.35)%		(0.02)%		(1.08)%
Waiver/Reimbursement	—		—	0.00	%(i)	0.01%		0.01%		0.02%
Portfolio turnover rate	16	%(d)	23%	21%		13%		13%		18%
Net assets at end of period (000s)	$144,270		$136,597	$245,085		$245,552		$168,922		$112,509

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$14.98		$25.87	$26.87		$25.61		$24.14		$20.36
Income from Investment Operations
Net investment loss (a)	(0.09)		(0.27)	(0.25	)(b)	(0.27)		(0.18)		(0.39)
Net realized and unrealized gain/(loss)	1.22		(9.66)	0.96		2.14		3.02		4.31
Total from Investment Operations	1.13		(9.93)	0.71		1.87		2.84		3.92
Less Distributions to Shareholders
From net realized gains	—		(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Net Asset Value, End of Period	$16.11		$14.98	$25.87		$26.87		$25.61		$24.14
Total Return (c)	7.54	%(d)	(39.75)%	2.53	%(e)(f)	7.29	%(e)	11.84	%(e)	19.26	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.10	%(h)	1.92%	1.85%		1.93%		2.00%		2.23%
Net investment loss (g)	(1.24	)%(h)	(1.24)%	(0.87)%		(1.01)%		(0.72)%		(1.80)%
Waiver/Reimbursement	—		—	0.01%		0.02%		0.01%		0.02%
Portfolio turnover rate	16	%(d)	23%	21%		13%		13%		18%
Net assets at end of period (000s)	$21,287		$23,633	$53,820		$65,040		$73,168		$72,643

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class C Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$14.89		$25.77	$26.81		$25.59		$24.14		$20.36
Income from Investment Operations
Net investment loss (a)	(0.09)		(0.30)	(0.30	)(b)	(0.30)		(0.20)		(0.39)
Net realized and unrealized gain/(loss)	1.21		(9.62)	0.97		2.13		3.02		4.31
Total from Investment Operations	1.12		(9.92)	0.67		1.83		2.82		3.92
Less Distributions to Shareholders
From net realized gains	—		(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Net Asset Value, End of Period	$16.01		$14.89	$25.77		$26.81		$25.59		$24.14
Total Return (c)	7.52	%(d)	(39.87)%	2.39	%(e)(f)	7.14	%(e)	11.76	%(e)	19.26	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.18	%(h)	2.08%	2.03%		2.05%		2.10%		2.23%
Net investment loss (g)	(1.32	)%(h)	(1.39)%	(1.07)%		(1.14)%		(0.81)%		(1.80)%
Waiver/Reimbursement	—		—	0.00	%(i)	0.01%		0.01%		0.02%
Portfolio turnover rate	16	%(d)	23%	21%		13%		13%		18%
Net assets at end of period (000s)	$25,641		$25,899	$50,743		$55,306		$42,844		$39,643

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$17.99		$31.74	$27.68		$20.36		$17.85		$14.45
Income from Investment Operations
Net investment income/(loss) (a)	0.10		0.20	0.04	(b)	0.03		0.06		(0.00	)(c)
Net realized and unrealized gain/(loss)	1.58		(13.41)	5.91		7.29		2.69		3.43
Total from Investment Operations	1.68		(13.21)	5.95		7.32		2.75		3.43
Less Distributions to Shareholders
From net investment income	(0.15)		—	(0.12)		—		(0.24)		(0.03)
From net realized gains	—		(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	(0.15)		(0.54)	(1.89)		—		(0.24)		(0.03)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$19.52		$17.99	$31.74		$27.68		$20.36		$17.85
Total Return (d)	9.33	%(e)	(42.30)%	21.50	%(f)	35.97	%(f)	15.60	%(f)	23.76	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.57	%(h)	1.54%	1.49%		1.58%		1.70%		1.75%
Net investment income/(loss) (g)	1.14	%(h)	0.78%	0.11%		0.11%		0.34%		(0.03)%
Waiver/Reimbursement	—		—	0.00	%(i)	0.02%		0.10%		0.37%
Portfolio turnover rate	36	%(e)	68%	57%		47%		39%		73%
Net assets at end of period (000s)	$60,654		$46,522	$48,538		$22,599		$10,219		$4,357

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deffered sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$17.16		$30.50	$26.73		$19.80		$17.36		$14.12
Income from Investment Operations
Net investment income/(loss) (a)	0.04		0.04	(0.13	)(b)	(0.12)		(0.03)		(0.10)
Net realized and unrealized gain/(loss)	1.51		(12.84)	5.67		7.05		2.61		3.34
Total from Investment Operations	1.55		(12.80)	5.54		6.93		2.58		3.24
Less Distributions to Shareholders
From net investment income	—		—	—		—		(0.14)		—
From net realized gains	—		(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	—		(0.54)	(1.77)		—		(0.14)		—
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$18.71		$17.16	$30.50		$26.73		$19.80		$17.36
Total Return (d)	9.03	%(e)(f)	(42.68)%	20.69	%(f)	35.00	%(f)	14.97	%(f)	22.95	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.20	%(h)	2.17%	2.10%		2.25%		2.30%		2.38%
Net investment gain/(loss) (g)	0.52	%(h)	0.16%	(0.45)%		(0.53)%		(0.16)%		(0.66)%
Waiver/Reimbursement	0.24	%(h)	—	0.01%		0.04%		0.28%		0.58%
Portfolio turnover rate	36	%(e)	68%	57%		47%		39%		73%
Net assets at end of period (000s)	$3,691		$4,444	$11,941		$9,787		$6,594		$5,097

(a) Per share data was calculated using the average shares outstanding during the period.

(b) Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h) Annualized.

Class C Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$17.08		$30.42	$26.70		$19.80		$17.38		$14.14
Income from Investment Operations
Net investment gain/(loss) (a)	0.02		0.00 (b)	(0.20	)(c)	(0.15)		(0.05)		(0.11)
Net realized and unrealized gain/(loss)	1.52		(12.80)	5.69		7.05		2.60		3.35
Total from Investment Operations	1.54		(12.80)	5.49		6.90		2.55		3.24
Less Distributions to Shareholders
From net investment income	—		—	—		—		(0.13)		—
From net realized gains	—		(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	—		(0.54)	(1.77)		—		(0.13)		—
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$18.62		$17.08	$30.42		$26.70		$19.80		$17.38
Total Return (d)	9.02	%(e)	(42.79)%	20.53	%(f)	34.85	%(f)	14.77	%(f)	22.91	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.45	%(h)	2.34%	2.29%		2.38%		2.45%		2.45%
Net investment gain/(loss) (g)	0.28	%(h)	0.01%	(0.68)%		(0.67)%		(0.30)%		(0.73)%
Waiver/Reimbursement	—		—	0.01%		0.02%		0.17%		0.35%
Portfolio turnover rate	36	%(e)	68%	57%		47%		39%		73%
Net assets at end of period (000s)	$9,562		$9,747	$13,023		$7,060		$4,083		$2,543

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$13.77		$27.89		$26.18		$22.47		$20.83		$18.01
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.18)		(0.15)		(0.13)		(0.09)		(0.16)
Net realized and unrealized gain/(loss)	3.38		(13.25)		2.50		4.45		2.32		3.42
Total from Investment Operations	3.32		(13.43)		2.35		4.32		2.23		3.26
Less Distributions to Shareholders
From net investment income	—		—		—		(0.02)		—		—
From net realized gains	—		(0.69)		(0.64)		(0.59)		(0.59)		(0.44)
Total Distributions to Shareholders	—		(0.69)		(0.64)		(0.61)		(0.59)		(0.44)
Net Asset Value, End of Period	$17.09		$13.77		$27.89		$26.18		$22.47		$20.83
Total Return (b)	24.11	%(c)	(49.31	)%(d)	8.92	%(e)	19.32	%(e)	10.78	%(e)	18.16	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.39	%(g)	1.24%		1.19%		1.24%		1.26%		1.47%
Net investment loss (f)	(0.84	)%(g)	(0.80)%		(0.52)%		(0.54)%		(0.42)%		(0.86)%
Waiver/Reimbursement	—		—		0.00	%(h)	0.03%		0.03%		0.02%
Portfolio turnover rate	9	%(c)	28%		14%		21%		19%		34%
Net assets at end of period (000s)	$423,925		$395,794		$1,117,941		$940,857		$744,178		$515,842

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deffered sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$13.02		$26.57		$25.13		$21.71		$20.23		$17.64
Income from Investment Operations
Net investment loss (a)	(0.10)		(0.31)		(0.31)		(0.28)		(0.23)		(0.31)
Net realized and unrealized gain/(loss)	3.18		(12.55)		2.39		4.29		2.24		3.34
Total from Investment Operations	3.08		(12.86)		2.08		4.01		2.01		3.03
Less Distributions to Shareholders
From net realized gains	—		(0.69)		(0.64)		(0.59)		(0.53)		(0.44)
Net Asset Value, End of Period	$16.10		$13.02		$26.57		$25.13		$21.71		$20.23
Total Return (b)	23.66	%(c)(d)	(49.62	)%(e)	8.22	%(d)	18.54	%(d)	10.01	%(d)	17.24	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.10	%(g)	1.87%		1.79%		1.91%		1.99%		2.26%
Net investment loss (f)	(1.54	)%(g)	(1.43)%		(1.12)%		(1.21)%		(1.15)%		(1.65)%
Waiver/Reimbursement	0.03	%(g)	—		0.01%		0.03%		0.03%		0.02%
Portfolio turnover rate	9	%(c)	28%		14%		21%		19%		34%
Net assets at end of period (000s)	$76,156		$73,152		$199,182		$214,260		$206,441		$185,545

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

Class C Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$12.94		$26.46		$25.07		$21.69		$20.23		$17.64
Income from Investment Operations
Net investment loss (a)	(0.11)		(0.34)		(0.36)		(0.31)		(0.25)		(0.30)
Net realized and unrealized gain/(loss)	3.17		(12.49)		2.39		4.28		2.24		3.33
Total from Investment Operations	3.06		(12.83)		2.03		3.97		1.99		3.03
Less Distributions to Shareholders
From net realized gains	—		(0.69)		(0.64)		(0.59)		(0.53)		(0.44)
Net Asset Value, End of Period	$16.00		$12.94		$26.46		$25.07		$21.69		$20.23
Total Return (b)	23.65	%(c)	(49.71	)%(d)	8.04	%(e)	18.37	%(e)	9.91	%(e)	17.24	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.23	%(g)	2.04%		1.98%		2.04%		2.08%		2.25%
Net investment loss (f)	(1.67	)%(g)	(1.60)%		(1.31)%		(1.34)%		(1.24)%		(1.64)%
Waiver/Reimbursement	—		—		0.00	%(h)	0.03%		0.03%		0.02%
Portfolio turnover rate	9	%(c)	28%		14%		21%		19%		34%
Net assets at end of period (000s)	$74,894		$70,962		$197,100		$173,152		$149,160		$110,435

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class A Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$8.26		$12.31		$12.59		$12.49		$13.11		$12.30
Income from Investment Operations
Net investment income (a)	0.04		0.22		0.49		0.45		0.39		0.28
Net realized and unrealized gain/(loss)	0.58		(3.98)		0.53		0.84		0.29		0.81
Total from Investment Operations	0.62		(3.76)		1.02		1.29		0.68		1.09
Less Distributions to Shareholders
From net investment income	0.00	(b)	(0.22)		(0.51)		(0.47)		(0.39)		(0.25)
From net realized gains	—		(0.07)		(0.79)		(0.72)		(0.91)		(0.03)
Total Distributions to Shareholders	0.00	(b)	(0.29)		(1.30)		(1.19)		(1.30)		(0.28)
Net Asset Value, End of Period	$8.88		$8.26		$12.31		$12.59		$12.49		$13.11
Total Return (c)(d)	7.52	%(e)	(30.67)%		8.19%		10.56%		5.25%		8.92%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.50	%(g)	0.50	%(h)	0.50	%(h)	0.50	%(h)	0.50	%(h)	0.50	%(h)
Net investment income	1.03	%(g)	1.99	%(h)	3.75	%(h)	3.53	%(h)	2.97	%(h)	2.23	%(h)
Waiver/Reimbursement	0.36	%(g)	0.18%		0.18%		0.20%		0.15%		0.33%
Portfolio turnover rate	1	%(e)	130%		128%		66%		96%		67%
Net assets at end of period (000s)	$38,497		$41,032		$53,246		$58,013		$71,034		$77,092

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$8.32		$12.38		$12.62		$12.51		$13.14		$12.32
Income from Investment Operations
Net investment income (a)	0.02		0.16		0.42		0.38		0.31		0.19
Net realized and unrealized gain/(loss)	0.59		(4.00)		0.54		0.84		0.28		0.83
Total from Investment Operations	0.61		(3.84)		0.96		1.22		0.59		1.02
Less Distributions to Shareholders
From net investment income	—		(0.15)		(0.41)		(0.39)		(0.31)		(0.17)
From net realized gains	—		(0.07)		(0.79)		(0.72)		(0.91)		(0.03)
Total Distributions to Shareholders	—		(0.22)		(1.20)		(1.11)		(1.22)		(0.20)
Net Asset Value, End of Period	$8.93		$8.32		$12.38		$12.62		$12.51		$13.14
Total Return (b)(c)	7.33	%(d)	(31.10)%		7.71%		9.91%		4.56%		8.27%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.00	%(f)	1.00	%(g)	1.00	%(g)	1.06	%(g)	1.10	%(g)	1.18	%(g)
Net investment income	0.52	%(f)	1.45	%(g)	3.25	%(g)	2.99	%(g)	2.39	%(g)	1.55	%(g)
Waiver/Reimbursement	0.42	%(f)	0.20%		0.19%		0.23%		0.19%		0.29%
Portfolio turnover rate	1	%(d)	130%		128%		66%		96%		67%
Net assets at end of period (000s)	$32,245		$36,673		$67,709		$72,367		$78,444		$78,040

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	(Unaudited) Six Months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$8.33		$12.37		$12.62		$12.51		$13.13		$12.32
Income from Investment Operations
Net investment income (a)	0.01		0.13		0.39		0.36		0.29		0.19
Net realized and unrealized gain/(loss)	0.58		(3.97)		0.53		0.84		0.29		0.81
Total from Investment Operations	0.59		(3.84)		0.92		1.20		0.58		1.00
Less Distributions to Shareholders
From net investment income	—		(0.13)		(0.38)		(0.37)		(0.29)		(0.16)
From net realized gains	—		(0.07)		(0.79)		(0.72)		(0.91)		(0.03)
Total Distributions to Shareholders	—		(0.20)		(1.17)		(1.09)		(1.20)		(0.19)
Net Asset Value, End of Period	$8.92		$8.33		$12.37		$12.62		$12.51		$13.13
Total Return (b)(c)	7.08	%(d)	(31.20)%		7.36%		9.72%		4.49%		8.13%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.25	%(f)	1.25	%(g)	1.25	%(g)	1.25	%(g)	1.25	%(g)	1.25	%(g)
Net investment income	0.21	%(f)	1.23	%(g)	3.02	%(g)	2.81	%(g)	2.21	%(g)	1.48	%(g)
Waiver/Reimbursement	0.40	%(f)	0.20%		0.19%		0.23%		0.19%		0.26%
Portfolio turnover rate	1	%(d)	130%		128%		66%		96%		67%
Net assets at end of period (000s)	$19,523		$24,383		$26,908		$27,375		$28,316		$31,161

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Index in relation to predetermined ranges set by the Adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class Z shares are presented in a separate semiannual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Value and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP FAS 157-4"), which amends SFAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure requirements for reporting entities with respect to categories of assets and liabilities carried at fair value. Management does not expect the adoption of FSP FAS 157-4 to have a material impact on the Funds' financial statement disclosure.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts as an attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

On January 1, 2009, the Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Funds' advisor, Columbia Wanger Asset Management, L.P. ("CWAM") does not retain any fees earned by the lending program nor does it charge the Funds for administering the program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

After suspending securities lending in the third quarter of 2008, the Funds resumed lending securities in the second quarter of 2009. The net lending income earned in 2009 by each Fund is included in the Statement of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2008 were as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$24,585	$412,506
Columbia Acorn International	32,574	74,297
Columbia Acorn USA	9	53,514
Columbia Acorn International Select	601	4,740
Columbia Acorn Select	—	74,125
Columbia Thermostat Fund	3,595	824

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009		2010		2011	2012- 2015	2016	Total
(in thousands)
Columbia Acorn Fund	$—		$—		$—	$—	$—	$—
Columbia Acorn International	—		—		—	—	135,487	135,487
Columbia Acorn USA	1,012	*	506	*	—	—	76,008	77,526
Columbia Acorn International Select	—		—		—	—	30,442	30,442
Columbia Acorn Select	—		—		—	—	12,271	12,271
Columbia Thermostat Fund	—		—		—	—	5,193	5,193

*Of these carryforwards, $1,518 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48")

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

management determines whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under the Funds' investment advisory agreements, management fees are accrued daily based on each Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the six months ended June 30, 2009, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.65%
Columbia Acorn International	0.78%
Columbia Acorn USA	0.88%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.83%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2010. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund for the six months ended June 30, 2009, were $4,468, $8,850 and $203,763, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2009, each Fund's annualized effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter.

For the six months ended June 30, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund have been advised that CMDI retained $136,167 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $1,647, $343,567 and $29,954, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMDI receives no compensation with respect to Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, each Fund pays the Transfer Agent a monthly fee at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On June 30, 2009, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 35, 36, 45, 56 and 68, respectively.

During the six months ended June 30, 2009, the Funds did not engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

5.  Derivative Instruments

Derivatives not accounted for as hedging instruments under Statement 133:

Fair Value of Derivative Instruments for Columbia Acorn International as of June 30, 2009

	Asset		Liability
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$3,212	Unrealized depreciation on forward foreign currency exchange contracts	$5,646
Total		$3,212		$5,646

Columbia Acorn International

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income on the Statement of Operations for the Six Months Ended June 30, 2009

	Forward Foreign Currency Exchange Contracts	Total
(in thousands)
Net realized gain (loss) on foreign currency transactions and forward foreign currency exchange contracts	$(2,562)	$(2,562)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income on the Statement of Operations for the Six Months Ended June 30, 2009

	Forward Foreign Currency Exchange Contracts	Total
(in thousands)
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward foreign currency exchange contracts	$845	$845

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.75%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2009.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2009, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$1,470,748
Proceeds from sales	1,690,503

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$527,086
Proceeds from sales	660,319

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$215,919
Proceeds from sales	148,557

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$143,633
Proceeds from sales	89,068

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$119,281
Proceeds from sales	272,525

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$831
Proceeds from sales	20,724

8.  Redemption Fees

For the six months ended June 30, 2009, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $116,354 and $22,980, respectively, and are accounted for as additions to paid in capital.

9.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2009

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the third year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2008 Evaluation

This is the fourth annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2008 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Contract Committee evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2008 Study. The Committee recommended, and the Board accepted and implemented several of the recommendations in this area contained in the 2008 Study.

My evaluation of the advisory contracts was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The Acorn Fund has achieved good to outstanding performance over the past five years. Acorn Select and Acorn USA have, however, suffered significant declines in ranking relative to their peers for the past five years. The three year rankings for Acorn Select and Acorn USA are also well below medians. In contrast, the international Acorn funds have improved their relative performance and enjoy solid rankings.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund and Acorn International are the most competitive, while Acorn Select and Acorn USA are the least competitive in the assessments prepared by both Morningstar and Lipper.

3.  Administrative Fees. The Acorn funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds. There are clear advantages to retaining the adviser and its affiliates to perform these services.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One particular institutional account is significant in size and has been under CWAM's management for over 31 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, even in a difficult year such as 2008, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will continue if asset levels return to those of past years. The Board has recently imposed additional breakpoints for some of the Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn funds. Several areas merit comment.

  a.  Capacity. CWAM has maintained its investment management capacity even in a difficult environment.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Acorn funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

Recommendations

I believe the Trustees should:

1.  Monitor closely the performance of Acorn Select and Acorn USA to ensure that appropriate steps are being taken by CWAM to improve their relative performance.

2.  Consider imposing limitations on the use of soft dollars. While CWAM's use of soft dollars is consistent with the applicable regulatory requirements, the Board should have a clear understanding with CWAM regarding the cost to shareholders of the research purchased with Fund commission dollars.

3.  Seek assurances that CWAM and its affiliates will continue to provide adequate support to the Acorn funds despite the recent downturn in market values and the difficulties faced by CWAM's ultimate parent organization, Bank of America. Similar assurances should be sought from any prospective purchaser of CWAM or its parent organization.

Robert P. Scales

May 26, 2009

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of seven Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. In addition, the Contract committee met with the Investment Performance Committee, also comprised exclusively of Independent Trustees, to review performance-related issues. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic and market outlook generally and for the mutual fund industry in particular and, including, the market-related events in 2008. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May 2009 and reported its recommendations to the full board of trustees. On June 10, 2009, the board of trustees unanimously approved continuation through July 31, 2010 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement").

In considering the continuation of the Advisory Agreement and the continuation of the amended administration agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing

Board Approval of the Advisory Agreement, continued

support services for the board of trustees and committees of the board; communicating with shareholders; serving as the funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the Investment Performance Committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The trustees discussed how the Acorn Fund had outperformed its peers and primary benchmark for the five year period, according to Morningstar, noting that Lipper's ranking of the Fund was somewhat lower than Morningstar's. The trustees considered that the Fund was able to achieve this level of outperformance while experiencing less risk than competing funds, according to Morningstar. Each of Columbia Acorn Select and Columbia Acorn USA had a particularly difficult performance year during 2008, which the trustees acknowledged. For the five-year period, Acorn USA outperformed its peer group but not its primary benchmark. Columbia Acorn Select's five-year performance was below that of its peer group average and primary benchmark. Focusing on Columbia Thermostat Fund, the trustees noted the Fund had underperformed against its benchmarks and peers over the past five years, according to Lipper and Morningstar rankings. The trustees also reviewed the performance of the international Funds, discussing how both had improved their relative performance from the prior year, and that each continued to beat its benchmark and peer group averages over the five-year period. In evaluating the underperforming funds, the trustees considered that CWAM had provided them with substantial amounts of additional performance information and had committed to take certain steps to improve performance, which the trustees would monitor. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of most of the Funds was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Columbia Acorn Select, Columbia Acorn International Select and Columbia Acorn USA were higher than the median advisory fee rates of each Fund's respective peer group. The trustees also considered the advisory fees of the Funds relative to those of the series of Wanger Advisors Trust ("Wanger"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the funds' advisory fees were comparable to those of the Wanger funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly-owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition as a result of market-related declines in assets in 2008 and 2009, and the possible impending sale of Bank of America's controlling interest in CWAM.

The trustees concluded that the rates of advisory fees and other compensation payable by the funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which is relatively modest in size, includes breakpoints in the rate of fees at various asset levels. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided, and that Columbia Management Distributors, Inc. ("CMD"), the Funds' distributor, received Rule 12b-1 fees, most of which CMD paid to broker-dealers. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees also considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement was in the best interest of each Fund. On June 10, 2009, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as amended, through July 31, 2010.

Columbia Acorn Family of Funds

Second Quarter Class A, B and C Share Information

Minimum Initial Investment in all Funds	$2,500 $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B*	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.22%	0.40%	0.29%
Net Expense Ratio	1.12%	1.80%	1.94%
Columbia Acorn International	Class A	Class B*	Class C
Management Fees	0.78%	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.42%	0.64%	0.49%
Net Expense Ratio	1.45%	2.17%	2.27%
Columbia Acorn USA	Class A	Class B*	Class C
Management Fees	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.23%	0.47%	0.30%
Net Expense Ratio	1.36%	2.10%	2.18%
Columbia Acorn International Select	Class A	Class B*	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.38%	0.51%	0.51%
Net Expense Ratio	1.57%	2.20%	2.45%
Columbia Acorn Select	Class A	Class B*	Class C
Management Fees	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.31%	0.52%	0.40%
Net Expense Ratio	1.39%	2.10%	2.23%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the six months ended June 30, 2009. Some share classes of Columbia Acorn Select and Columbia Acorn International Select Funds include the effect of CWAM's voluntary undertaking to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of 1.35% and 1.45%, respectively, of the average daily net assets. These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2010. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds no longer offer Class B shares (other than through dividend reinvestment).

  **  Does not include estimated fees and expenses of 0.78% incurred by the Fund from the underlying portfolio funds in which it invests.

Columbia Acorn Family of Funds

Trustees

Robert E. Nason

Chairman of the Board*

Allan B. Muchin

Vice Chairman of the Board

Laura M. Born

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

P. Zachary Egan

Vice President

Peter T. Fariel

Assistant Secretary

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty

Assistant Secretary

* Deceased, June 27, 2009.

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Semiannual Report, June 30, 2009

For More Information

You'll find more information about the Columbia Acorn Family Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiafunds.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds are a series, is 811-01829.

© 2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-44/20002-0609 09/87790

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 21, 2009

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 21, 2009